As filed with the Securities and Exchange Commission on or about September 4, 2025

Registration Statement File No. 333-255824
Registration Statement File No. 811-08619

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 9

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 253

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registered Separate Account)

Massachusetts Mutual Life Insurance Company

(Name of Insurance Company)

1295 State Street, Springfield, Massachusetts 01111-0001
(Address of Insurance Company’s Principal Executive Offices)

(413) 788-8411
(Insurance Company’s Telephone Number, including Area Code)

Gary Murtagh

Head of Insurance Product & Operations Law
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111-0001
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on __________ pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on __________ pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☐	Insurance Company relying on Rule 12h-7 under the Exchange Act

☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered: Units of Interest in MassMutual EnvisionSM, an Individual Flexible Premium Deferred Variable Annuity Contract.

FOR CONTRACTS ISSUED IN ALL STATES EXCEPT NEW YORK

Rate Sheet Prospectus Supplement dated [__________], 2025
to the Prospectus dated [__________], 2025,
and the Initial Summary Prospectus dated [__________], 2025, for:

MassMutual EnvisionSM Variable Annuity
Issued by Massachusetts Mutual Life Insurance Company

MassMutual RetirePaySM
MassMutual RetireCoreSM
MassMutual RetireCoreSM Stacking

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with your Prospectus. You should not purchase an Income Guarantee Feature without first obtaining the applicable Rate Sheet.

We are issuing this Rate Sheet to update certain Income Guarantee Feature Terms applicable to one or more of our Income Guarantee Features. For the Income Guarantee Feature Terms applicable to your Income Guarantee Feature, see: Appendix A –  RetirePay, Appendix B – RetireCore, and Appendix C – RetireCore  Stacking. For complete information about the Income Guarantee Features, see the “Additional Benefits — Income Guarantee Features” section in the Prospectus.

The Income Guarantee Feature Terms included in this Rate Sheet are effective for applications submitted on or after [__________], 2025 (“Rate Sheet Effective Date”) until a new Rate Sheet is effective that replaces and supersedes this Rate Sheet. See “Rate Sheet Comparison Process” for applications submitted prior to the Rate Sheet Effective Date. This Rate Sheet replaces and supersedes any previously issued Rate Sheet.

This Rate Sheet has no specified end date. If we change the Income Guarantee Feature Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a subsequent Rate Sheet after you apply for your Contract and prior to your Issue Date.

In order for the Income Guarantee Feature Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after April 28, 2025 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Requirements

The application information must be in Good Order within 10 business days after the application submit date, including completion of the broker-dealer suitability review. We also require payment of at least the minimum initial Purchase Payment within 10 Business Days after the application submit date (90 calendar days if you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer).

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the Income Guarantee Feature Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return any Purchase Payment received.

If these Rate Sheet Eligibility Conditions are not met and your initial Purchase Payment was paid with proceeds from an IRS Section 1035 exchange or direct transfer, we will inform you and request instructions regarding whether to issue the Contract with the Income Guarantee Feature Terms in effect under the superseding Rate Sheet or cancel the application. If you have not provided us with the requested instructions within 2 Business Days after we have received your Purchase Payment, we will return your Purchase Payment to the original  source.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if your application is submitted prior to the Rate Sheet Effective Date and your contact is issued on or after the Rate Sheet Effective Date, this Rate Sheet will apply if there are only beneficial changes to the terms of the Income Guarantee Feature you selected. If your contract is issued before the Rate Sheet Effective Date, this Rate Sheet will not apply and you will receive the Rate Sheet that was effective as of your application submit date.

The changes will be considered to be beneficial unless any of the following occurs for the Income Guarantee Feature you selected:

•	Any Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	Income Guarantee Feature Charges have increased,

•	The Roll-up Percentage (for RetireCore and RetireCore Stacking) has decreased, or

•	Investment Allocation Restrictions have changed (excluding changes to the Investment Allocation Restrictions due to the addition of available investment options or changes that occur through fund substitutions or fund mergers).

For example:

•	A Rate Sheet is issued with an effective date of 5/1/2026.

•	Your application with transfer paperwork is submitted and received In Good Order on 8/3/2026.

•	A superseding rate sheet is issued on 8/18/2026, with a 9/1/2026 effective date.

IF	AND	THEN

The terms of the Income Guarantee Feature you elected on the superseding Rate Sheet:

•

Withdrawal Rates have increased;

•

Lifetime Guarantee Rates have increased;

•

Income Guarantee Feature Charges have increased;

•

The Roll-Up Percentage (if applicable) is unchanged; and

•

Investment Allocation Restrictions are unchanged.

Your initial purchase payment is received in Good Order and your Contract is issued prior to 9/1/2026.

You will receive the Income Guarantee Feature Terms in effect at the time of application on the 5/1/2026 Rate Sheet, as the initial purchase payment was received and the Contract was issued prior to the 9/1/2026 Rate Sheet Effective Date.

Your initial purchase payment is received in Good Order and your Contract is issued on or after 9/1/2026.

You will receive the Income Guarantee Feature Terms in effect  at the time of application on the 5/1/2026 Rate Sheet.

Even though the Withdrawal and Lifetime Guarantee Rates have both increased, the increase to the Income Guarantee Feature Charge is not considered beneficial.

The terms of the Income Guarantee Feature you elected on the superseding Rate Sheet:

•

Withdrawal Rates have increased;

•

Lifetime Guarantee Rates have increased;

•

Income Guarantee Feature Charges are unchanged;

•

The Roll-Up Percentage (if applicable) is unchanged; and

•

Investment Allocation Restrictions are unchanged

Your initial purchase payment is received in Good Order and your Contract is issued prior to 9/1/2026.

You will receive the Income Guarantee Feature Terms in effect  at the time of application on the 5/1/2026 Rate Sheet, as the initial purchase payment was received prior to the 9/1/2026 Rate Sheet Effective Date.

Your initial purchase payment is received in Good Order and your Contract is issued on or after 9/1/2026.

You will receive the Income Guarantee Feature Terms in effect  at the time of contract issue on the 9/1/2026 Rate Sheet.

Since the Withdrawal and Lifetime Guarantee Rates have both increased, and no other Income Guarantee Features have changed, the changes are considered beneficial.

To obtain a current Prospectus and Rate Sheet or if you have any questions regarding this Rate Sheet, please contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216 (8 a.m.–8 p.m. Eastern Time).

APPENDIX A – RetirePay  Income Guarantee Feature Terms

Income Guarantee Feature Terms:

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	Income Guarantee Feature Charges, and

•	Investment Allocation Restrictions – see Appendix D.

Withdrawal Rates:

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%
62 – 66	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%
67 – 71	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%
72 – 76	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%
77+	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%	8.20%	8.40%	8.60%	8.80%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.25%	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%
62 – 66	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%
67 – 71	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%
72 – 76	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%
77+	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%	7.85%	8.05%	8.25%

Lifetime Guarantee Rates:

SINGLE LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%
62 – 66	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%
67 – 71	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%
72 – 76	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%
77+	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%	8.20%	8.40%	8.60%	8.80%

JOINT LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.25%	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%
62 – 66	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%
67 – 71	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%
72 – 76	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%
77+	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%	7.85%	8.05%	8.25%

Income Guarantee Feature Charges:

The current Income Guarantee Feature Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the Income Guarantee Feature Charge multiplied by the Benefit Base. We may increase the Income Guarantee Feature Charges effective on any Contract Anniversary, with prior notice, but the charges will never exceed the maximum Income Guarantee Feature Charge. The maximum charge and additional information about the Income Guarantee Feature Charge can be found in the “Additional Benefits – Income Guarantee Features – Income Guarantee Feature Charge” section of the current Prospectus.

APPENDIX B – RetireCore  Income Guarantee Feature Terms

Income Guarantee Feature Terms:

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	Income Guarantee Feature Charges,

•	Roll-up Percentage, and

•	Investment Allocation Restrictions – see Appendix D.

Withdrawal Rates:

SINGLE LIFE WITHDRAWAL RATES:

Age When Income Starts
[59½] – [64]	[___%]
[65] – [69]	[___%]
[70] – [74]	[___%]
[75+]	[___%]

JOINT LIFE WITHDRAWAL RATES:

Age When Income Starts
[59½] – [64]	[___%]
[65] – [69]	[___%]
[70] – [74]	[___%]
[75+]	[___%]

Lifetime Guarantee Rates:

SINGLE LIFE LIFETIME GUARANTEE RATES:

Age When Income Starts
[59½] – [64]	[___%]
[65] – [69]	[___%]
[70] – [74]	[___%]
[75+]	[___%]

JOINT LIFE LIFETIME GUARANTEE RATES:

Age When Income Starts
[59½] – [64]	[___%]
[65] – [69]	[___%]
[70] – [74]	[___%]
[75+]	[___%]

Income Guarantee Feature Charges:

The current Income Guarantee Feature Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the Income Guarantee Feature Charge multiplied by the Benefit Base. We may increase the Income Guarantee Feature Charges effective on any Contract Anniversary, with prior notice, but the charges will never exceed the maximum Income Guarantee Feature Charge. The maximum charge and additional information about the Income Guarantee Feature Charge can be found in the “Additional Benefits – Income Guarantee Features – Income Guarantee Feature Charge” section of the current Prospectus.

Roll-up Percentage: 6%

APPENDIX C – RetireCore  Stacking Income Guarantee Feature Terms

Income Guarantee Feature Terms:

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	Income Guarantee Feature Charges,

•	Roll-up Percentage, and

•	Investment Allocation Restrictions – see Appendix D.

Withdrawal Rates:

SINGLE LIFE WITHDRAWAL RATES:

Age When Income Starts
[59½] – [64]	[___%]
[65] – [69]	[___%]
[70] – [74]	[___%]
[75+]	[___%]

JOINT LIFE WITHDRAWAL RATES:

Age When Income Starts
[59½] – [64]	[___%]
[65] – [69]	[___%]
[70] – [74]	[___%]
[75+]	[___%]

Lifetime Guarantee Rates:

SINGLE LIFE LIFETIME GUARANTEE RATES:

Age When Income Starts
[59½] – [64]	[___%]
[65] – [69]	[___%]
[70] – [74]	[___%]
[75+]	[___%]

JOINT LIFE LIFETIME GUARANTEE RATES:

Age When Income Starts
[59½] – [64]	[___%]
[65] – [69]	[___%]
[70] – [74]	[___%]
[75+]	[___%]

Income Guarantee Feature Charges:

The current Income Guarantee Feature Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the Income Guarantee Feature Charge multiplied by the Benefit Base. We may increase the Income Guarantee Feature Charges effective on any Contract Anniversary, with prior notice, but the charges will never exceed the maximum Income Guarantee Feature Charge. The maximum charge and additional information about the Income Guarantee Feature Charge can be found in the “Additional Benefits – Income Guarantee Features – Income Guarantee Feature Charge” section of the current Prospectus.

Roll-up Percentage: 6%

APPENDIX D – Investment Allocation Restrictions

While your Income Guarantee Feature is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
American Funds Insurance Series® Global Small Capitalization
American Funds Insurance Series® New World®
American Funds Insurance Series® Washington Mutual Investors
Columbia Variable Portfolio - Contrarian Core
Janus Henderson Enterprise
Janus Henderson Overseas
Macquarie VIP Growth
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Global
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity
Vest US Large Cap 10% Buffer Strategies VI

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global Strategic Income
Invesco  V.I. International Growth
Janus Henderson Global Technology and Innovation
Macquarie VIP Asset Strategy
MML Equity
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your Income Guarantee Feature by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your Income Guarantee Feature.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

FOR CONTRACTS ISSUED IN NEW YORK ONLY

Rate Sheet Prospectus Supplement dated [_________], 2025
 to the Prospectus dated [_________], 2025, as supplemented
and the Initial Summary Prospectus dated [__________], 2025, as supplemented, for:

MassMutual EnvisionSM Variable Annuity
Issued by Massachusetts Mutual Life Insurance Company

MassMutual RetirePaySM

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with your Prospectus. You should not purchase an Income Guarantee Feature without first obtaining the applicable Rate Sheet.

We are issuing this Rate Sheet to update certain Income Guarantee Feature Terms applicable to our Income Guarantee Feature, RetirePay. For the Income Guarantee Feature Terms applicable to your Income Guarantee Feature, see: Appendix A – RetirePay. For complete information about the Income Guarantee Feature, see the “Additional Benefits – Income Guarantee Features” section in the Prospectus.

The Income Guarantee Feature Terms included in this Rate Sheet are effective for applications submitted on or after [_______], 2025 (“Rate Sheet Effective Date”) until a new Rate Sheet is effective that replaces and supersedes this Rate Sheet. See “Rate Sheet Comparison Process” for applications submitted prior to the Rate Sheet Effective Date. This Rate Sheet replaces and supersedes any previously issued Rate Sheet.

This Rate Sheet has no specified end date. If we change the  Income Guarantee Feature Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your Contract and prior to your Issue Date.

In order for the Income Guarantee Feature Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after [_______], 2025 and prior to the effective date of the superseding Rate Sheet.  For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Requirements

The application information must be in Good Order within 10 Business Days after the application submit date, including completion of the broker-dealer suitability review. We also require payment of at least the minimum initial Purchase Payment within 10 Business Days after the application submit date (90 calendar days if you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer).

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the Income Guarantee Feature  Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return any Purchase Payment received.

If these Rate Sheet Eligibility Conditions are not met and your initial Purchase Payment was paid with proceeds from an IRS Section 1035 exchange or direct transfer, we will inform you and request instructions regarding whether to issue the Contract with the Income Guarantee Feature Terms in effect under the superseding Rate Sheet or cancel the application. If you have not provided us with the requested instructions within 2 Business Days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if your application is submitted prior to the Rate Sheet Effective Date and your contact is issued on or after the Rate Sheet Effective Date, this Rate Sheet will apply if there  are only beneficial changes to the Income Guarantee Feature Terms. If your contract is issued before the Rate Sheet Effective Date, this Rate Sheet will not apply and you will receive the Rate Sheet that was effective as of your application submit date.

The changes will be considered to be beneficial unless any of the following occurs:

•	Any Withdrawal Rates have decreased,

•	Income Guarantee Feature Charges have increased, or

•	Investment Allocation Restrictions have changed (excluding changes to the Investment Allocation Restrictions due to the addition of available investment options or changes that occur through fund substitutions or fund mergers).

For example:

•	A Rate Sheet is issued with an effective date of 5/1/2026.Contact your financial advisor

•	Your application with transfer paperwork is submitted and received In Good Order on 8/3/2026.

•	A superseding rate sheet is issued on 8/18/2026, with a 9/1/2026 effective date.

IF	AND	THEN

The terms of the Income Guarantee Feature you elected on the superseding Rate Sheet:

•

Withdrawal Rates have increased;

•

Income Guarantee Feature Charges have increased; and

•

Investment Allocation Restrictions are unchanged.

Your initial purchase payment is received in Good Order and your Contract is issued prior to 9/1/2026.

You will receive the Income Guarantee Feature Terms in effect at the time of application on the 5/1/2026 Rate Sheet, as the initial purchase payment was received and the Contract was issued prior to the 9/1/2026 Rate Sheet Effective Date.

Your initial purchase payment is received in Good Order and your Contract is issued on or after 9/1/2026.

You will receive the Income Guarantee Feature Terms in effect  at the time of application on the 5/1/2026 Rate Sheet.

Even though the Withdrawal Rates have increased, the increase to the Income Guarantee Feature Charge is not considered beneficial.

The terms of the Income Guarantee Feature you elected on the superseding Rate Sheet:

•

Withdrawal Rates have increased;

•

Income Guarantee Feature Charges are unchanged; and

•

Investment Allocation Restrictions are unchanged

Your initial purchase payment is received in Good Order and your Contract is issued prior to 9/1/2026.

You will receive the Income Guarantee Feature Terms in effect  at the time of application on the 5/1/2026 Rate Sheet, as the initial purchase payment was received prior to the 9/1/2026 Rate Sheet Effective Date.

Your initial purchase payment is received in Good Order and your Contract is issued on or after 9/1/2026.

You will receive the Income Guarantee Feature Terms in effect  at the time of contract issue on the 9/1/2026 Rate Sheet.

Since the Withdrawal Rates have increased, and no other Income Guarantee Features have changed, the changes are considered beneficial.

To obtain a current Prospectus and Rate Sheet or if you have any questions regarding this Rate Sheet, please contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216 (8 a.m.–8 p.m. Eastern Time).

APPENDIX A – RetirePay  Income Guarantee Feature Terms

Income Guarantee Feature Terms:

•	Withdrawal Rates,

•	Income Guarantee Feature Charges, and

•	Investment Allocation Restrictions.

Withdrawal Rates:

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.35%	4.55%	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%
62 – 66	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%
67 – 71	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%
72 – 76	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%
77 – 81	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%	8.15%	8.35%	8.55%	8.75%	9.00%
82 – 86		8.55%	8.75%	8.95%	9.15%	9.35%	9.55%	9.75%	9.95%	10.15%	10.40%
87 – 91							10.95%	11.15%	11.35%	11.55%	11.80%
92+											13.25%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.80%	4.00%	4.20%	4.40%	4.60%	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%
62 – 66	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%
67 – 71	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%
72 – 76	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%
77 – 81	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%	8.20%	8.45%
82 – 86		8.00%	8.20%	8.40%	8.60%	8.80%	9.00%	9.20%	9.40%	9.60%	9.85%
87 – 91							10.40%	10.60%	10.80%	11.00%	11.25%
92+											12.70%

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

Income Guarantee Feature Charges:

The current Income Guarantee Feature Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the Income Guarantee Feature Charge multiplied by the Benefit Base. We may increase the Income Guarantee Feature   Charges effective on any Contract Anniversary, with prior notice, but the charges will never exceed the maximum Income Guarantee Feature Charge. The maximum charge and additional information about the Income Guarantee Feature Charge can be found in the “Additional Benefits — Income Guarantee Features  — Income Guarantee Feature Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While your Income Guarantee Feature  is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
American Funds Insurance Series® Global Small Capitalization
American Funds Insurance Series® New World®
American Funds Insurance Series® Washington Mutual Investors
Columbia Variable Portfolio - Contrarian Core
Janus Henderson Enterprise
Janus Henderson Overseas
Macquarie VIP Growth
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Global
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global Strategic Income
Invesco V.I. International Growth
Janus Henderson Global Technology and Innovation
Macquarie VIP Asset Strategy
MML Equity
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. No change will be made without prior approval of the New York State Department of Financial Services. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

MassMutual EnvisionSM Variable Annuity

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

This prospectus describes an individual variable deferred annuity contract with flexible premium payments (“Contract”) offered by Massachusetts Mutual Life Insurance Company (“MassMutual®,” “Company,” “we,” “us,” or “our”). The Contract may not be available in all states. The Contract offers a choice of features and benefits. You, as the Owner of the Contract (“you,” “Owner”), determine which ones may be appropriate for you, based on your financial circumstances and objectives. The fees and charges that you pay are based on the features and benefits that you select.

You may accumulate value under your Contract by allocating your money to a Fixed Account For Dollar Cost Averaging (“DCA Fixed Account”) and/or one or more variable investment divisions (“Sub-Accounts”) of Massachusetts Mutual Variable Annuity Separate Account 4 (“Separate Account”). Each Sub-Account, in turn, invests in one of the investment entities (“Funds”) listed in “Appendix A – Investment Options Available Under the Contract.” The investment options available to you are restricted if MassMutual RetirePaySM, MassMutual RetireCoreSM, or MassMutual RetireCoreSM Stacking (collectively referred to as the “Income Guarantee Features”) is in effect. See “Additional Benefits – Income Guarantee Features” for more information. Additionally, while there are currently no restrictions on available Sub-Accounts if you elect  the Highest Quarterly Value Death Benefit (“HQV Death Benefit”), we reserve the right to impose such restrictions in the future. See “Death Benefit – Death Benefit Amount During the Accumulation Phase – Highest Quarterly Value (HQV) Death Benefit.”

The Contract is a complex investment and involves risks, including potential loss of all amounts you allocate to a Sub-Account. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals may result in the assessment of a Contingent Deferred Sales Charge, income tax, and premature distribution taxes.

The Contract:

• is not a bank or credit union deposit or obligation.
• is not FDIC or NCUA insured.
• is not insured by any federal government agency.
• is not guaranteed by any bank or credit union.

• may go down in value.
• provides guarantees that are subject to our financial strength and claims-paying ability.

IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell the Contract in any jurisdiction where it is illegal to offer the Contract nor is it an offer to sell the Contract to anyone to whom it is illegal to offer the Contract.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the MassMutual Envision  Variable Annuity.

Effective [Date], 2025

A registration statement relating to these securities has been filed with the SEC, but has not yet become effective. The information in this prospectus is not complete and may be amended. We may not sell these securities nor may we accept offers to buy these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any state that does not permit the offer or sale.

Glossary

Accumulation Phase. Your Contract’s Accumulation Phase begins on the date we issue your Contract and ends on the Annuity Date, the date you withdraw all of your Contract Value, or the date your Contract terminates.

Accumulation Unit. A unit of measure used to determine your value in a Sub-Account during the Accumulation Phase.

Age. The attained Age of any Owner or that of any Annuitant or Beneficiary, as applicable, at his or her last birthday, except with respect to fixed annuity payout rates. If the Contract is owned by a non-natural person (e.g., a corporation, trust or other entity), then Age shall mean the attained Age of any Annuitant at his/her last birthday, except with respect to fixed annuity payout rates. If you have elected an Income Guarantee Feature, this definition of Age also applies to the Covered Person. For the purpose of calculating Annuity Payments, Age will be determined based on each Annuitant’s nearest birthday on the Annuity Date. For example, Age 65 is considered the period of time between age 64 years, 6 months and one day, and age 65 years and 6 months.

Annual Lifetime Benefit Amount (ALBA). The maximum amount that may be withdrawn after the Guaranteed Lifetime Withdrawal Date in the current Contract Year without being considered an Excess Withdrawal while an Income Guarantee Feature  is in effect.

Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the period certain Annuity Option. The term Annuitant shall also include the joint Annuitant, if any. The Annuitant has no rights to the Contract.

Annuity Date. The date Annuity Payments begin. The latest date that the Contract Value may be applied to provide Annuity Payments is set forth in “The Annuity Phase – Latest Permitted Annuity Date.”

Annuity Options. Options available for Annuity Payments.

Annuity Payments. A series of payments that will be made pursuant to the Annuity Option you elect.

Annuity Phase. The period which begins on the Annuity Date and ends with the last Annuity Payment.

Beneficiary. The person(s) or entity(ies) that you designated to receive the death benefit provided by the Contract.

Benefit Base. The amount we use to determine your ALBA while an Income Guarantee Feature  is in effect.

Business Day. Every day the New York Stock Exchange or its successors (“NYSE”) is open for trading. Our Business Day ends at the Close of Business.

Close of Business. The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time.

Company. Massachusetts Mutual Life Insurance Company, which may also be referred to in this prospectus as “we,” “us,” or “our.”

Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each Purchase Payment you withdraw from the Contract.

Contract. The MassMutual Envision  Variable Annuity; an individual variable deferred annuity contract with flexible premium payments.

Contract Anniversary. An anniversary of the Issue Date of the Contract.

Contract Schedule Date. The effective date of any schedule to the Contract. A Contract schedule bearing the latest Contract Schedule Date will supersede all previous Contract schedules.

Contract Value. The sum of your value in the Sub-Accounts and in the DCA Fixed Account  during the Accumulation Phase.

Contract Withdrawal Value. The Contract Value less any applicable Premium Taxes not previously deducted; less any applicable annual contract maintenance charge; less any applicable CDSC; less any Purchase Payments credited to the Contract that have not yet cleared the bank, until they clear the bank.

Contract Year. The first Contract Year is the annual period which begins on the Issue Date and ends on the last calendar day before the first Contract Anniversary. Subsequent Contract Years begin on subsequent Contract Anniversaries.

Covered Person. The person(s) whose life is used to determine the duration of the ALBA provided under an Income Guarantee Feature.

Excess Withdrawal. Under any of the optional Income Guarantee Features, an Excess Withdrawal is:

(a)	prior to the Guaranteed Lifetime Withdrawal Date, any withdrawal, including the Free Withdrawal Amount, and

(b)	on or after the Guaranteed Lifetime Withdrawal Date, any portion of a withdrawal (including CDSCs applicable to the withdrawal) that causes the cumulative withdrawals to exceed the ALBA in that Contract Year and any withdrawal that occurs after the cumulative withdrawals exceed the ALBA in that Contract Year, unless the withdrawal is taken as a part of the Company’s Systematic Withdrawal Program established for the payment of RMDs, under which the RMD is calculated by the Company for the current calendar year based solely on the fair market value of the Contract as defined in IRC Section 401(a)(9) and no other withdrawals are taken within the Contract Year.

Fixed Account for Dollar Cost Averaging. An investment option within the General Account which may be selected during the Accumulation Phase and also is referred to as the “DCA Fixed Account.” The DCA Fixed Account is a fixed account from which assets are systematically transferred to any Sub-Account(s) you select.

Fixed Annuity Payments. Annuity Payments made during the Annuity Phase which we guarantee as to the dollar amount of each Annuity Payment.

Free Withdrawal Amount. An amount of your Purchase Payment(s) that you may withdraw that is not subject to the CDSC.

Fund. An investment entity into which the assets of a Sub-Account will be invested.

General Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all of our assets, with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. An instruction or transaction request that we receive at our Service Center generally is considered in “Good Order” if:

(1) we receive it within the time limits, if any, prescribed in this prospectus for a particular request or transaction;

(2) it includes all information necessary for us to execute the request or transaction; and

(3) it is signed by you or persons authorized to provide instruction to engage in the request or transaction.

A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by our Service Center of the instructions related to the request or transaction in writing (or, when permitted, by telephone, fax or internet) along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information generally includes to the extent applicable: the completed application or instruction form; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocation to and/or from the Sub-Accounts affected by the request or transaction; the signatures of all Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We will not accept instructions that require additional requirements or burdens not provided for within the Contract. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions you may contact our Service Center before submitting the form or request. See “Purchasing a Contract – Sending Requests in Good Order” for more information.

Guaranteed Lifetime Withdrawal Date. The date on which the Company guarantees the Withdrawal Rate and Lifetime Guarantee Rate for RetirePay and the initial Withdrawal Rate and initial Lifetime Guarantee Rate for  RetireCore and RetireCore Stacking, and on which you may begin receiving payments of the ALBA while an Income Guarantee Feature is in effect. This date cannot be prior to the youngest Covered Person attaining age 59½.

Highest Quarterly Value (HQV) Death Benefit. The greater of the Contract Value and the Highest Quarterly Value, determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method in Good Order at our Service Center. See “Death Benefit – Death Benefit Amount During the Accumulation Phase – Highest Quarterly Value (HQV) Death Benefit.”

Income Guarantee Feature(s). Three optional guaranteed lifetime withdrawal benefits available, at Contract issue, for an additional charge – MassMutual RetirePay, MassMutual RetireCore, and MassMutual RetireCore Stacking.

Income Guarantee Feature Charge. An amount that is deducted from your Contract Value should you elect an optional Income Guarantee Feature.

Income Guarantee Feature Charge Increase Opt-Out. The right to opt out of an increase to your Income Guarantee Feature Charge. For more information, see “Additional Benefits – Income Guarantee Features – Income Guarantee Feature Charge Increase Opt-Out” in this prospectus.

Issue Date. The date the Contract became effective, as shown in the Contract schedule.

Lifetime Guarantee Rate. A percentage we multiply by the Benefit Base to determine the  ALBA once the Contract enters the Settlement Phase while an Income Guarantee Feature is in effect. For Contracts issued in New York, the Withdrawal Rate applies prior to and during the Settlement Phase while an Income Guarantee Feature is in effect and all references to “Lifetime Guarantee Rate” are replaced with “Withdrawal Rate.”

Non-Business Day. Any day when the NYSE is not open for trading.

Non-Qualified Contract. Your Contract is referred to as a Non-Qualified Contract if it is not used to fund a qualified plan such as an Individual Retirement Annuity (IRA) or Roth IRA.

Owner. The person(s) or entity (“you” and “your”) entitled to the ownership rights stated in the Contract. The term Owner also shall include the joint Owner, if any.

Premium Tax. A tax imposed on us by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when Contract Value is withdrawn.

Purchase Payment. Any amount paid to us by you or on your behalf with respect to the Contract during the Accumulation Phase. Purchase Payments may not be added after the Annuity Date. Restrictions will apply if an Income Guarantee Feature is in effect.

Qualified Contract. Your Contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA) or Roth IRA.

Rate Sheet Prospectus Supplement. A periodic supplement to the information contained in this prospectus which sets forth the Withdrawal Rates, Lifetime Guarantee Rates, current Income Guarantee Feature Charges, Roll-Up Percentages, if applicable, and investment allocation restrictions under an Income Guarantee Feature. See “Additional Benefits – Income Guarantee Features” in this prospectus.

Required Minimum Distribution (RMD). A minimum amount the federal tax law requires to be withdrawn from certain Qualified Contracts each year. RMDs are generally required to begin by the required beginning date specified in IRC Section 401(a)(9).

Return of Purchase Payment (ROP) Death Benefit. The greater of the Contract Value or the total Purchase Payments reduced by an adjustment for any withdrawals, determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method in Good Order at our Service Center. See “Death Benefit – Death Benefit Amount During the Accumulation Phase – Return of Purchase Payment Death Benefit.”

Separate Account. The account that holds the assets underlying the Contract that are not allocated to the DCA Fixed Account. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.

Service Center. MassMutual, Document Management Services  –  Annuities W360, PO Box 9067, Springfield, MA 01102-9067, (800) 272-2216, (fax) (866) 329-4272, (email) ANNfax@MassMutual.com, www.MassMutual.com. (Overnight mail address:  MassMutual, Document Management Services –  Annuities W360, 1295 State Street, Springfield, MA 01111-0001.)

Settlement Phase. When the Contract Value is reduced to zero due to a withdrawal that is not an Excess Withdrawal or due to the application of any charges against Contract Value while  an Income Guarantee Feature is in effect.

Sub-Account(s). Separate Account assets are divided into Sub-Accounts, which are listed on the Contract schedule. The assets of each Sub-Account will be invested in the shares of a single Fund.

Withdrawal Rate. A percentage we multiply by the Benefit Base to determine the ALBA prior to the Settlement Phase while an Income Guarantee Feature is in effect. For Contracts issued in New York, the Withdrawal Rate applies prior to and during the Settlement Phase while an Income Guarantee Feature is in effect.

Written Notice. A written or electronic communication or instruction we send to you. Any notice that we send to you will be sent to your last known address, unless you request otherwise via Written Request. You must promptly provide us with notice of any change of your address.

Written Request. A written communication or instruction you send to us in Good Order. We may consent to receiving requests electronically or by telephone at our Service Center.

Overview of the Contract

What is the Contract, and what is it designed to do? The MassMutual Envision  Variable Annuity is designed to enable you to accumulate assets through investments in one or more of the variable investment divisions (Sub-Accounts) of the Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) and the DCA Fixed Account. The Contract can supplement your retirement income by providing a stream of income during the Annuity Phase. Before you begin receiving Annuity Payments, the Contract also provides a death benefit for your designated beneficiaries. The Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who need to take early withdrawals or who intend to engage in frequent trading among the Sub-Accounts of the Separate Account.

How do I accumulate assets in the Contract and receive income from the Contract? The Contract has two phases:
1) the Accumulation Phase and 2) the Annuity Phase.

The Contract offers numerous underlying funds and one fixed account. A list of the investment options available under the Contract is provided at the back of this prospectus. See “Appendix A – Investment Options Available Under the Contract.”

Accumulation Phase

During the Accumulation Phase, subject to certain restrictions, including restrictions associated with an Income Guarantee Feature or the HQV Death Benefit, you may apply Purchase Payments to the Contract and allocate the Purchase Payments among:

○	the Sub-Accounts of the Separate Account, each of which invests in a mutual fund (Fund), with each Fund having its own investment strategy, investment adviser, expense ratio and returns, and

○	the DCA Fixed Account for a scheduled term of six or twelve months. Assets allocated to the DCA Fixed Account are credited with a fixed rate of interest and are systematically transferred to Sub-Accounts that you select.

Annuity Phase

During the Annuity Phase, you may receive Annuity Payments under the Contract by applying your Contract Value to a payment option.

○	Depending on the payment option you select, payments may continue for the life of one or two Annuitants or for a specified period between 10 and 30 years. The payments will remain the same throughout the Annuity Phase, unless you elect either of the Joint and 2/3 Survivor Annuity Options, which reduce payments on the death of the first Annuitant.

When you elect to receive Annuity Payments, the Contract Value is applied to an Annuity Option and you may no longer be able to withdraw money at will from the Contract. If you apply your Contract Value to an Annuity Option, the Accumulation Phase will end.

Your Income Guarantee Feature will terminate if you apply your Contract Value to an Annuity Option other than one of the Annuity Options under your Income Guarantee Feature. Upon the death of the last surviving Annuitant on or after the Annuity Date, the death benefit, if any, is as specified in the Annuity Option elected. Upon the death of the last surviving Annuitant during the Annuity Phase, any remaining payment under the elected Annuity Option will be paid to the Beneficiary. See “The Annuity Phase.”

What are the primary features and options that the MassMutual Envision  Variable Annuity offers?

•	Accessing your money. During the Accumulation Phase, you may make a partial or full withdrawal of your Contract Value by submitting a partial withdrawal form or full withdrawal form acceptable to us in Good Order to our Service Center. You may also submit the requests by other means that we authorize, such as email, telephone or fax. Contact our Service Center for details.

All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the Annuity Phase will depend on the Annuity Option selected.

•	Tax treatment. You may transfer Contract Value among Sub-Accounts without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only when you make a partial or full withdrawal or when you receive an Annuity Payment under the Contract. The death benefit amount may be taxable to your beneficiaries.

•	Death Benefit. Your Contract includes a death benefit that will pay your designated beneficiaries in the event of your death prior to the Annuity Phase. You must select the ROP Death Benefit or, for an additional cost, the HQV Death Benefit at the time you apply for the Contract. The investment options available to you may be restricted if you elect the HQV Death Benefit. The HQV Death Benefit is not available for election if the oldest Owner (or Annuitant, if the Owner is a non-natural person) is over the Age of 75 (maximum Age for ROP Death Benefit is 85). You may not elect this benefit if you elected an Income Guarantee Feature. Once you select a death benefit feature and we issue the Contract, you cannot later select a different death benefit feature.

•	Income Guarantee Features. For an additional charge, you may elect an Income Guarantee Feature at time of Contract issue. RetirePay, RetireCore, and RetireCore Stacking are optional guaranteed lifetime withdrawal benefits under which we guarantee that you may take a certain amount of withdrawals annually for life, so long as you adhere to the requirements of the benefit (e.g., allocating your Contract Value only to the Sub-Accounts that are prescribed for this benefit). For complete information on the Income Guarantee Features, including charges and limitations, see “Additional Benefits – Income Guarantee Features.”

•	Additional Benefits and Services. We make certain additional services available under the Contract at no additional charge:

The Separate Account Dollar Cost Averaging Program allows you to transfer a set amount from a Sub-Account to any other Sub-Account on a regular schedule. The Automatic Rebalancing Program automatically rebalances your Contract Value among your selected Sub-Accounts in order to restore your allocation to the original level. You may participate only in one Program at a time, and you may not participate in either Program if any Contract Value is allocated to the DCA Fixed Account.

The Systematic Withdrawal Program allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this Program proportionally from your Contract Value in your selected investment options.

The Terminal Illness Withdrawal Benefit allows you to withdraw all or a portion of your Contract Value without incurring a Contingent Deferred Sales Charge (CDSC) if we receive a Written Request in Good Order that certain conditions are met. See “Additional Benefits” for a full explanation of the required conditions.

The Nursing Home and Hospital Withdrawal Benefit allows you to withdraw all or a portion of your Contract Value without incurring a CDSC if we receive a Written Request in Good Order that you (or the Annuitant, if the Owner of the Contract is not a natural person) have been confined to a licensed nursing care facility or an accredited hospital and certain other conditions are satisfied. See “Additional Benefits” for a full explanation of the required conditions.

The Nursing Home and Hospital Withdrawal Benefit is not available in all states. See “Appendix G – State Variations of Certain Contract Features.”

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your Contract. Certain non-material provisions of your Contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. Any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your Contract for specific variations. Also see “Appendix G – State Variations of Certain Contract Features.”

Important Information You Should Consider About the Contract

	FEES, EXPENSES, AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

Yes. If you withdraw money from your Contract within  seven years following your last Purchase Payment, you may be assessed a Contingent Deferred Sales Charge (“CDSC”) of up to 7% of the value of the Purchase Payment withdrawn (less a 10% Free Withdrawal Amount), declining to 0% after the seventh year.
For example, if you purchased the Contract and withdrew the $100,000 initial Purchase Payment during the first two years after that Purchase Payment, you could be assessed a charge of up to $6,300 on the Purchase Payment withdrawn. This could result in a loss of principal regardless of market performance. This loss will be greater if income taxes or premature distribution taxes apply.

Charges and Deductions – Contingent Deferred Sales Charge (CDSC)
Are There Transaction Charges?	No. Currently, we do not assess any transaction charges.	Charges and Deductions

	FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay  each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you have elected.

Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract	1.32%(1)	1.32%(1)
	Fund fees and expenses	0.51%(2)	1.92%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.30%(3)	—%(4)

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract,  which could result in the assessment of  CDSCs that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:(5)
	$1,596	$4,289

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Least expensive combination of Contract Share Classes and Fund fees and expenses

•

No optional benefits

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of Contract Share Classes, optional benefits and Fund fees and expenses

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

(1)	Represents the mortality and expense risk charge and administrative charge (charged as a percentage of average account value in the Separate Account on an annualized basis) and the annual contract maintenance charge (a fixed dollar amount that may be waived for certain Contract Value amounts) collected during the Contract Year that are attributable to the Contract divided by the total average net assets that are attributable to the Contract.
(2)	As a percentage of Fund assets.
(3)	This charge is the lowest current charge for an optional benefit available with this contract. It is the current charge for the HQV Death Benefit.
(4)	This charge is the highest current charge for an optional benefit available with this contract. It is the current charge for any of the Income Guarantee Features. See the applicable Rate Sheet Prospectus Supplement for the current charges for the Income Guarantee Features.
(5)	The calculation of the current highest annual cost assumes election of an Income Guarantee Feature.

	RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?

No.

•

The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•

CDSCs may apply for up to seven years following your last Purchase Payment.

•

If CDSCs apply, they will reduce the value of your Contract if you withdraw money during the  CDSC period. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long-time horizon.

•

Withdrawals may result in income taxes and premature distribution taxes.

Principal Risks of Investing in the Contract
What are the Risks Associated with the Investment Options?
•

An investment in the Contract is subject to the risk of poor investment performance of the Funds you choose and can vary depending upon the performance of the Funds available under the Contract.

•

Each Fund and fixed account has its own unique risks.

•

You should review the investment options, including prospectuses for the available Funds and the terms of any fixed account, before making an investment decision.

Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?
•

Any obligations (including under any fixed account), guarantees, and benefits of the Contract are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available at www.MassMutual.com/ratings.

Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?

Yes.

•

MassMutual reserves the right to remove or substitute Funds as investment options available under the Contract.

•

We reserve the right to limit transfers if frequent or large transfers occur.

•

We reserve the right to reject subsequent Purchase Payments into the DCA Fixed Account to establish a DCA  Term or into a current DCA Term.

•

While an Income Guarantee Feature is in effect, the investment options available to you are restricted. For current investment option restrictions, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at the time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can be found in Appendix H.

•

If you have elected the HQV Death Benefit, the investment options available to you may be restricted.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – The Funds
Transfers and Transfer Programs – Limits on Frequent Trading and Market Timing Activity
Additional Benefits – Income Guarantee Features
Death Benefit – Death Benefit During the Accumulation Phase – Highest Quarterly Value (HQV) Death Benefit

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Any Restrictions on Contract Benefits?

Yes.

•

You may not elect the HQV Death Benefit if you elect an Income Guarantee Feature.

•

Your Contract will be subject to investment allocation restrictions while  an Income Guarantee Feature is in effect. This means you will be limited in your choice of Sub-Account investments, and may be limited in how much you can invest in certain Sub-Accounts. We impose these allocation restrictions to reduce the risk of investment losses that may require us to use our General Account assets to honor the guarantees under  the Income Guarantee Features.

•

If you have elected an Income Guarantee Feature, withdrawals that are prior to the Guaranteed Lifetime Withdrawal Date are Excess Withdrawals. On or after the Guaranteed Lifetime Withdrawal Date, the portion of a withdrawal (including CDSCs) from the Contract Value that causes the cumulative withdrawals to exceed the ALBA in that Contract Year will be an Excess Withdrawal unless the withdrawal is taken as a part of the Company’s Systematic Withdrawal Program established for the payment of RMDs, under which the RMD is calculated by the Company and no other withdrawals are taken within the Contract Year. Any withdrawal that occurs after the cumulative withdrawals exceed the ALBA in that Contract Year will also be an Excess Withdrawal. Excess Withdrawals can result in a significant reduction or elimination of your Benefit Base, depending upon the amount of the withdrawal. An Excess Withdrawal will also reduce the Roll-Up Base for RetireCore and RetireCore Stacking, and the Roll-Up Value for RetireCore.

•

After the first Contract Year, you may not make additional Purchase Payments that total more than $10,000 in a Contract Year while RetirePay is in effect, and $25,000 in a Contract Year while either RetireCore or RetireCore Stacking are in effect. You may not make additional Purchase Payments on or after the Guaranteed Lifetime Withdrawal Date while an Income Guarantee Feature is in effect or after you elect the Income Guarantee Feature Charge Increase Opt-Out.

•

Once you select a death benefit, it cannot be canceled or changed.

•

Withdrawals (including withdrawals of the ALBA if an Income Guarantee Feature is in effect) will negatively impact the ROP Death Benefit.

•

If you elect the  HQV Death Benefit, once the Contract Anniversary after the oldest Owner (or oldest Annuitant, if the Contract is owned by a non-natural person) attains age 80 has occurred, the Annual Lock-In Feature (ALIF) will no longer recalculate on each Contract Anniversary. The ALIF will remain as the last calculated ALIF adjusted by subsequent Purchase Payments and withdrawals.

Additional Benefits – Income Guarantee Features Death Benefit – Death Benefit During the Accumulation Phase – Highest Quarterly Value (HQV) Death Benefit

	TAXES	LOCATION IN PROSPECTUS
What are the Contract’s Tax Implications?
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•

If your Contract is funding a qualified retirement plan or individual retirement annuity (IRA), you do not receive any additional tax benefit.

•

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay an additional income tax if you take a withdrawal before age 59½. Earnings for this purpose consist of Contract Value in excess of your after-tax investment (cost basis) in the Contract.

Taxes

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
•

Your registered representative may receive compensation, in the form of commissions, for selling the Contract to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (contract retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits.

•

This conflict of interest may influence your registered representative to offer or recommend the Contract over another investment.

Distribution
Should I Exchange my Contract?
•

In general you should be aware that some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. Thus, in general, you should only exchange your annuity contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is preferable for you to purchase the new annuity rather than continue to own the existing annuity.

Purchasing a Contract

Additional Information about Fees

The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State Premium Taxes may also be deducted.

Transaction Expenses	Maximum	Current
Contingent Deferred Sales Charge(1) (as a percentage of Purchase Payment withdrawn)	7%	7%
(1)	The CDSC percentage charged is based on the number of full years from when the purchase payment is applied to the Contract to the date it is withdrawn. See Appendix B for an example.
The  CDSC percentages are 7% (for first three years), 6% (for 4th year), 5% (for 5th year), 4% (for 6th year), 3% (for 7th year), and 0% (for 8th year and later).
See “Charges and Deductions – Contingent Deferred Sales Charge (CDSC)” for more information.

The next table describes the fees and expenses you will pay each year during the time you own the Contract, not including underlying Fund fees and expenses. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses	Maximum	Current
Administrative Expenses	$40 per Contract Year(1)	$40 per Contract Year(1)
Base Contract Expenses (as a percentage of average account value)	1.30%(2)	1.30%(2)
(1)	This represents the annual contract maintenance charge. We currently waive this charge if your Contract Value is $100,000 or more when the deduction is made. We assess the charge on each Contract Anniversary and when you make a full withdrawal. For Contracts issued in New York, the charge is deducted on a pro-rated basis for full withdrawals.
(2)	The Base Contract Expenses represent the sum of the mortality and expense risk charge and the administrative charge. The current and maximum mortality and expense risk charge is 1.15% annually and the current and maximum administrative charge is 0.15% annually. These charges are a percentage of average account value in the Separate Account on an annualized basis.

Optional Benefit Expenses	Maximum	Current

HQV Death Benefit(1) (as a percentage of the Highest Quarterly Value)

Income Guarantee Features - RetirePay, RetireCore, and RetireCore Stacking (as a percentage of Benefit Base)(1)
Single Life Highest Anniversary Value Step-up
Joint Life Highest Anniversary Value Step-up
Single Life Highest Quarterly Value Step-up
Joint Life Highest Quarterly Value Step-up

	0.30% 2.50% 2.50% 2.50% 2.50%	0.30% —(2) —(2) —(2) —(2)
(1)	We deduct 25% of the annualized current charge from your Contract Value in the Sub Accounts in which you are invested on a quarterly basis in arrears.
(2)	For current Income Guarantee Feature Charges, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at the time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix H.

Annual Fund Operating Expenses

The next item shows the minimum and maximum operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Charge	Minimum	Maximum
Range of annual Fund operating expenses (including management fees, distribution and/or service (12b-1) fees and other expenses).(1)	0.51%	1.92%
(1)	The Fund expenses used to prepare this item were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the Contract. For information on compensation we may receive from the Funds and their advisers and sub-advisers, see “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the Contract, see “Distribution.”

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other contracts that offer variable options. These costs include Owner transaction expenses, annual Contract expenses, and Fund fees and expenses.

The examples assume all Contract Value is allocated to the Funds. Your costs could differ from those shown below if you invest in the fixed account option.

The first example assumes that you invest $100,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and  an Income Guarantee Feature is in effect for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Maximum Expenses				Current Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$12,020	$22,733	$29,183	$59,906	$10,970	$19,583	$23,933	$49,406
Minimum Fund operating expenses	$10,610	$18,368	$21,679	$43,713	$ 9,560	$15,275	$16,625	$34,145
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$ 5,720	$17,333	$29,183	$59,906	$ 4,670	$14,183	$23,933	$49,406
Minimum Fund operating expenses	$ 4,310	$12,968	$21,679	$43,713	$ 3,260	$9,875	$16,625	$34,145
If you decide to begin the Annuity Phase at the end of each year shown
Maximum Fund operating expenses	N/A	N/A	$29,183	$59,906	N/A	N/A	$23,933	$49,406
Minimum Fund operating expenses	N/A	N/A	$21,679	$43,713	N/A	N/A	$16,625	$34,145

We estimate that the annual contract maintenance charge under the current expenses and maximum expenses would be $0 or, as a percentage, 0.00%.

The next example assumes that you invest $100,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the least expensive combination of annual Fund expenses and assumes no Income Guarantee Feature is in effect and that you have elected the ROP Death Benefit. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Maximum Expenses				Current Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$9,520	$15,233	$16,683	$34,906	$9,520	$15,233	$16,683	$34,906
Minimum Fund operating expenses	$8,110	$11,005	$ 9,646	$20,932	$8,110	$11,005	$ 9,646	$20,932
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$3,220	$ 9,833	$16,683	$34,906	$3,220	$ 9,833	$16,683	$34,906
Minimum Fund operating expenses	$1,810	$ 5,605	$ 9,646	$20,932	$1,810	$ 5,605	$ 9,646	$20,932
If you decide to begin the Annuity Phase at the end of each year shown
Maximum Fund operating expenses	N/A	N/A	$16,683	$34,906	N/A	N/A	$16,683	$34,906
Minimum Fund operating expenses	N/A	N/A	$ 9,646	$20,932	N/A	N/A	$ 9,646	$20,932

We estimate that the annual contract maintenance charge under the current expenses and maximum expenses would be $0 or, as a percentage, 0.00%.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is purely hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

Principal Risks of Investing in the Contract

There are risks associated with investing in the Contract.

Market Risk.  You can lose money in a variable annuity, including potential loss of your entire amount invested.  The value of your investment and any returns will depend on the performance of the Funds you select. Those Funds could decline in value very significantly, and the risk of loss varies with each Fund.  You bear the risk of any decline in your Contract Value resulting from the poor performance of the Funds you have selected. The investment risks are described in the prospectuses for the Funds.

Early Withdrawal Risk. Variable annuities are not a short-term investment vehicle. The  CDSC may apply for a number of years, so the Contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your Purchase Payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings and a 10% additional income tax may apply to the taxable portion if taken before age 59½. Accordingly, you should carefully consider your income and liquidity needs before purchasing a Contract. Additional information about these risks appear in “Important Information You Should Consider About the MassMutual Envision  Variable Annuity Contract,”   “Withdrawals,” and “Taxes.”

Contract Benefits Risk. Investment Restrictions – Opportunity Risks. Electing an Income Guarantee Feature restricts your choice of available Funds. Additionally, while there are currently no restrictions on available Sub-Accounts if you elected the HQV Death Benefit, we reserve the right to impose such restrictions in the future. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under an Income Guarantee Feature or the HQV Death Benefit from our own assets. These restrictions could result in an opportunity cost – in the form of Funds that you did not invest in that ultimately might generate superior investment performance. Thus, you should consider these restrictions when deciding whether to elect an Income Guarantee Feature or the HQV Death Benefit.

Risk Associated With Election of an Income Guarantee Feature. The Income Guarantee Features include several requirements and limitations that must be adhered to in order to preserve and maximize the guarantees we offer under the benefit. If you fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. In addition, it is possible that you will pay fees for an Income Guarantee Feature without fully realizing the guarantees available under the benefit. For example, Excess Withdrawals can result in a significant reduction of your Benefit Base, depending upon the amount of the withdrawal. An Excess Withdrawal will also reduce the Roll-Up Base for RetireCore and RetireCore Stacking and the Roll-Up Value for RetireCore. Additionally, if your Contract terminates before the Settlement Phase, you will not have maximized the benefits provided under your Income Guarantee Feature.

Risks Associated With Election of the ROP Death Benefit or the HQV Death Benefit. Withdrawals reduce the death benefit on a pro-rata basis. If you elected the HQV Death Benefit, once the Contract Anniversary after the oldest Owner (or oldest Annuitant, if the Contract is owned by a non-natural person) attains age 80 has occurred, the ALIF will no longer recalculate on each Contract Anniversary. The ALIF will remain as the last calculated ALIF adjusted by subsequent Purchase Payments and withdrawals.

Insurance Company Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account. Similarly, our experiencing financial difficulty could interfere with our ability to fulfill our obligations under the DCA Fixed Account and other General Account obligations.

Contract Changes Risk. We reserve the right to limit transfers. We also reserve the right to remove or substitute Funds as investment options available under the Contract and to reject subsequent Purchase Payments into the DCA Fixed Account to establish a DCA Term or into a current DCA Term. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract. See “Other Information – Reservation of Rights” for more information.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59½ an additional 10% federal income tax may apply to the taxable portion. In addition, even if the Contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains. Earnings for this purpose consist of Contract Value in excess of your after-tax investment in the Contract.

Cybersecurity and Certain Business Continuity Risks.  Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

Defined Outcome Funds Risk. The Vest US Large Cap 10% Buffer Strategies VI Fund employs a strategy to provide buffer protection, which includes a capped upside return risk and outcome period risk. The buffer provides limited protection in the event of a market downturn. The fund is divided into twelve segments or tranches. Each tranche is invested in options that have expiration dates approximately one year from the date of purchase. Each month, a previously purchased tranche’s options will generally expire, be exercised or be sold at or near their expiration, and the proceeds generally are used to purchase (or roll into) a new tranche of options expiring in approximately one year (outcome period).

Each buffer strategy has been specifically designed to produce outcomes based upon the returns of a particular reference index (the “Index”) over the duration of the outcome period. Each buffer strategy is designed to deliver returns that match the price return of the Index, subject to the cap and buffer and less Contract and fund fees and expenses. Matching the price return of the Index assumes that the strategy was entered into on the first day of an outcome period by entering into FLEX Options (customizable exchange-traded option contracts) and holding those FLEX Options until the end of the outcome period. At the end of each outcome period, the FLEX Options for that tranche are generally sold or expire, and the proceeds are used to purchase (or roll into) a new set of FLEX Options expiring in approximately one year. This means that approximately every 30 days, one of the buffer strategies will undergo a “reset” of its cap and a refresh of its buffer.

At any given time, the fund will generally hold one buffer strategy with FLEX Options expiring within one month, a second buffer strategy with FLEX Options expiring within two months, a third buffer strategy with FLEX Options expiring within three months, etc., up to and including twelve months. The rolling or “laddered” nature of the investments in the buffer strategies creates diversification of investment time-period and market level (meaning the level of the Index at any given time) compared to the risk of acquiring or disposing of any one buffer strategy at any one time.

Because the fund will increase its position in the buffer strategies in connection with inflows of assets into the fund and during any rebalance, the fund may enter the buffer strategies on days other than the first day of the outcome period. Likewise, the fund will exit some of its position in the buffer strategies in connection with outflows of assets from the fund and during any rebalance, and such disposals typically will not occur on the last day of an outcome period. As a result, the value of the fund’s investment in the buffer strategies may not be buffered against the specified level of decline in the value of the Index and may not participate in a gain in the value of the Index up to the specified level of the cap for the fund’s investment period. At times during the outcome period, the value of the securities in the fund could vary because of related factors other than the level of the Index. Those factors include, but are not limited to, interest rates, implied volatility levels of the Index and securities comprising the Index, and implied dividend levels of the Index and securities comprising the Index. As a result, the fund may experience investment returns that are very different from those that a single buffer strategy seeks to provide. The fund’s investment strategy is not designed to achieve a specific outcome over a specific holding period. If an investor is not invested from the beginning of an outcome period, the investor may not experience the full benefit of the buffer protection.

The buffer strategies could limit participation of the fund in rising equity markets relative to other funds that are not subject to one or more buffer strategies. There is no guarantee a fund will successfully buffer against reference asset price decreases. This may conflict with your investment objectives by limiting your ability to maximize growth of your Contract Value and the value of your guaranteed benefits. This fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. The funds seek to provide a buffer against the first 10% of index price decreases over each outcome period, before Contract and fund fees and expenses. The fund, and therefore investors, will bear all Index losses exceeding 10%. There is no guarantee the fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who hold fund shares for an entire outcome period.

For each outcome period, fund performance is subject to a capped upside return risk that represents the maximum percentage return the fund can achieve during the outcome period, before Contract and fund fees and expenses. The cap is set on the first day of an outcome period and may increase or decrease from one outcome period to the next. If the Index experiences returns over an outcome period in excess of the cap, the fund will not experience those excess gains. Specified outcomes of the fund may not be achieved, and you may lose some or all of your investment.

Defined Outcome Funds are not guarantees, and unlike guarantees, are not backed by the General Account of  MassMutual.

For more information on this fund and whether investment in this fund is right for you, please see the fund’s prospectus. This fund is not available for Contracts issued in New York.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options

The Company

MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Financial Condition of the Company

We use General Account assets for many purposes, including to pay death benefits, Annuity Payments, withdrawals and transfers from any fixed account and to pay amounts we provide to you through any elected additional feature that are in excess of your Contract Value allocated to the Separate Account. Any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent they exceed our liabilities under the Contract and other contracts we issue that are funded by the Separate Account.

We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the General Account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account to our insurance policies and financial products. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. In addition, we hedge our investments in our General Account and may require that purchasers of certain of our variable insurance products allocate Purchase Payments and Contract Value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback because of the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets – e.g., bonds, mortgages, general real estate investments, and stocks – as well as the loss in market value of these investments.

We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investment in that portfolio.

The MassMutual financial information in the SAI includes a more detailed discussion of the risks inherent in our General Account assets. We encourage both existing and prospective Owners to read and understand our financial statements.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) as a separate account under Massachusetts law on July 9, 1997. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).

The Separate Account holds the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the Contract.

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to make certain changes to the structure and operation of the Separate Account, including, among other things:

•	eliminate, combine or add Sub-Accounts;

•	combine the Separate Account or any Sub-Account(s) with one or more different separate account(s) or Sub-Account(s);

•	close existing Sub-Accounts to allocations of new Purchase Payments and Contract Value by current or new Owners;

•	transfer assets of the Separate Account or any Sub-Account that we may determine to be associated with the class of contracts in which the Contract belongs to another separate account or Sub-Account;

•	operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	add or remove Funds or Fund classes in which the Sub-Accounts invest; and

•	substitute a new Fund for a Fund in which a Sub-Account currently invests (new or substitute Funds may have different fees and expenses).

In the event we exercise these rights, we will provide advance Written Notice to the Owner(s).

Fixed Account For Dollar Cost Averaging (DCA Fixed Account)

We offer a Fixed Account For Dollar Cost Averaging (the DCA Fixed Account) as an investment option under the Contract. Purchase Payments allocated to the DCA Fixed Account become part of our General Account which supports insurance and annuity obligations. Information regarding the DCA Fixed Account, its term, and its minimum guaranteed interest rate, is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Contract.”

If you are participating in a DCA Fixed Account Term, the Automatic  Rebalancing Program and the Separate Account Dollar Cost Averaging Program are not available to you.

You may not participate in the DCA Fixed Account if an Income Guarantee Feature  is in effect.

Description

The DCA Fixed Account is a fixed account from which assets are systematically transferred to any Sub-Account(s) you select. No transfers may be made to the DCA Fixed Account from any Sub-Account maintained under the Contract.

How to Participate in the DCA Fixed Account

You can elect the DCA Fixed Account at the time your Contract is issued or at a later date by submitting a Written Request and applying a Purchase Payment of at least $5,000 to a DCA Term. We reserve the right to reject subsequent Purchase Payments into the DCA Fixed Account to establish a DCA Fixed Account Term. For Contracts issued in New York, we will only exercise this right if the yield on investments would not support the minimum guaranteed interest rate. If we exercise this right, we will do so in the same manner for all Owners of Contracts issued in New York, and we will provide Owners with thirty (30) calendar days prior Written Notice of any change in procedures related to the duration of the DCA Term, our refusal of Purchase Payments into the DCA Fixed Account or a decision to discontinue offering the DCA Fixed Account.

You cannot transfer current Contract Value into the DCA Fixed Account.

You may apply additional Purchase Payments to a current DCA Term. Such additional Purchase Payments will be added to the amount in the current DCA Fixed Account term for the remaining period of the current DCA Fixed Account term. No transfers may be made to the DCA Fixed Account term from any Sub-Account maintained under the Contract. We reserve the right to reject subsequent Purchase Payments into a current DCA Term.

DCA Term

You may elect a DCA Term for a period of either six or 12 months, beginning with the receipt of a new Purchase Payment allocated to the DCA Fixed Account and a Written Request to establish a DCA Term. Only one DCA Fixed Account term may be operative at a time. If you elect to make an allocation to a DCA Fixed Account, but your Annuity Date will occur prior to the end of that DCA term, your DCA Term will expire on your Annuity Date.

DCA Fixed Account Value

Unless specified otherwise, the DCA Fixed Account Value at any time is equal to:

(1) any Purchase Payments allocated to the DCA Fixed Account; plus

(2) Any interest credited to that portion of the Contract Value allocated to the DCA Fixed Account; less

(3) Any Contract Value transferred from the DCA Fixed Account; less

(4) Any prior withdrawals of Contract Value from the DCA Fixed Account and any applicable charges; less

(5) Applicable charges, fees, or taxes.

With regard to credited interest that is part of the DCA Fixed Account Value, we periodically determine the interest rate at our sole discretion, but guarantee that the rate will not be less than 1% or the applicable state nonforfeiture interest rate, whichever is greater. Information regarding the  DCA Fixed Account is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Contract” for the applicable minimum guaranteed interest rate. Interest will be credited daily and is compounded daily at an effective annual yield. The interest rate credited to each Purchase Payment applied to the DCA Fixed Account will not change for the duration of the DCA Fixed Account Term, except to account for any applicable increase to the applicable state nonforfeiture interest rate. We may apply different interest rates to different portions of the DCA Fixed Account Value, based upon the date on which a Purchase Payment is applied to the DCA Fixed Account.

A DCA Term will terminate:

•	at the scheduled end of the DCA Term;

•	if you withdraw the total Contract Value;

•	upon our receipt of due proof of the Owner’s death and election of the payment method by any Beneficiary;

•	if you apply your entire Contract Value to an Annuity Option; or

•	if we receive a Written Request from you to terminate the DCA Fixed Account at our Service Center prior to the next transfer date.

If the DCA Term terminates due to the Owner’s death or upon Written Request, the remaining value in the DCA Fixed Account will be allocated in accordance with your current allocation instructions, unless you indicate otherwise.

DCA Transfers

Except for the scheduled DCA Fixed Account transfers, no transfers may be made from the DCA Fixed Account before the expiration or termination of the DCA Fixed Account term. DCA Fixed Account transfers will be made on the scheduled transfer dates. If a scheduled transfer date is not a Business Day, the transfer will be made on the next Business Day. Transfers from the DCA Fixed Account are calculated on a first-in, first-out basis, which means the oldest Purchase Payments are transferred first. Scheduled transfers will begin five Business Days after the establishment of the DCA Term and will be made from the DCA Fixed Account monthly. You may elect to have the scheduled transfers made to any available Sub-Accounts.

Withdrawals When Contract Value Allocated To DCA Fixed Account

If you make a partial withdrawal and you have Contract Value allocated to the DCA Fixed Account, such withdrawal will be made from the Sub-Accounts and the DCA  Fixed Account in the ratio that your Contract Value in each Sub-Account and the DCA  Fixed Account  bears to your Contract Value. Partial withdrawals from the DCA Fixed Account are calculated on a first-in, first-out basis, which means the oldest Purchase Payments are withdrawn first.

Suspension or Deferral of Payments

We reserve the right to suspend or postpone payments for a partial or total withdrawal or transfer from the DCA Fixed Account for a period of up to six months, subject to state insurance department approval, if applicable. With regard to transfers, we will disclose to you the specific date on which the transfer will be effective, the reason for the delay, and the value of the transfer as of the date we receive the request.

The Funds

Information about each Fund, including its name, type or investment objective, investment adviser(s) expenses and performance is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Contract.” There is no assurance that any of the Funds will achieve their stated objectives. Contract Value allocated to a Sub-Account will vary based on the investment experience of the corresponding Fund in which the Sub-Account invests. There is a risk of loss of the entire amount invested.

These Funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a Fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the Fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

The prospectus for each Fund contains more detailed information about the Fund. You may obtain copies of the Fund prospectuses by contacting our Service Center. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

Addition, Removal, Closure, or Substitution of Funds

We have the right to change the Funds offered through the Contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Owners. Examples of possible changes include: adding new Funds or fund classes; removing existing Funds or fund classes; closing existing Funds or fund classes; or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a Sub-Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which your Contract belongs.

Conflicts of Interest

The Funds available with the Contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect Owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other funds.

We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. You bear the risk of any decline in your Contract Value resulting from the performance of the Funds that you choose.

Selection of Funds

When we select the Funds offered through the Contract, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the Fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, see the section below entitled “Compensation We Receive from Funds, Advisers and Sub-Advisers.”) We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the Contract, and in providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular Fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the Funds whose advisers and sub-advisers currently pay such compensation, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

Compensation We Receive from Funds

We and certain of our affiliates also receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of the Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund which are attributable to MassMutual’s variable contracts. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in the Contract.

Voting Rights

We are the legal owner of the Fund shares. When a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other Owners, instructions as to how to vote those shares.

When we receive those instructions, we will vote all the shares for which we do not receive voting instructions in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of Owners controlling the outcome of a vote. If we determine that we are no longer required to vote shares in accordance with Owner instructions, we will vote the shares in our own right.

During the Accumulation Phase, we determine the number of shares you may vote by dividing your Contract Value in each Fund by $100, including fractional shares. You do not have any voting rights during the Annuity Phase.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action.

Charges and Deductions

This section describes the charges and deductions we make under the Contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of marketing and distribution expenses. These charges and deductions reduce the return on your investment in the Contract.

Insurance Charges

Each Business Day we deduct our insurance charges from the assets of the Separate Account. This charge is calculated based on a percentage of the daily value of the assets invested in each Fund, after Fund expenses are deducted. We do this as part of our calculation of the value of the Accumulation Units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make Annuity Payments after the Annuity Date regardless of how long all Annuitants live, the death benefits, and the guarantee of rates used to determine your Annuity Payments during the Annuity Phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the Contract.

Mortality and Expense Risk Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	1.15%	1.15%

For all Contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the Contract. If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss.

Administrative Charge

This charge reimburses us for the expenses associated with the administration of the Contract and the Separate Account. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. The table below reflects the current and maximum charge.

Administrative Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	0.15%	0.15%

Annual Contract Maintenance Charge

This charge reimburses us for the costs of maintaining the Contract. We will deduct the annual contract maintenance charge proportionately from the Sub-Account(s) you have selected.

Annual Contract Maintenance Charge
Contract Value at Time Charge is Deducted	When Charge is Deducted	Current	Maximum
Less than $100,000	On each Contract Anniversary or total withdrawal(*)	$40	$40
$100,000 or more	Not applicable	N/A	N/A
(*)	For Contracts issued in New York, when you make a total withdrawal we will assess a pro-rated charge based on the ratio of (a) the total calendar days elapsed since the last Contract Anniversary and (b) the total calendar days in the Contract Year.

Contingent Deferred Sales Charge (CDSC)

We do not deduct a sales charge when we receive a Purchase Payment. However, we may assess a CDSC for withdrawals that exceed the Free Withdrawal Amount, but not against earnings that you withdraw. We use this charge to cover certain expenses relating to the sale of the Contract. The charge is a percentage of the Purchase Payments you withdraw that exceed the Free Withdrawal Amount.

If we assess a CDSC, we will deduct it from the amount you withdraw.

Each Purchase Payment has its own CDSC schedule. The amount of the charge depends on the length of time between the date Purchase Payments were applied and the date of withdrawal. To determine if a CDSC applies, we process withdrawals as follows:

•	first from earnings (Contract Value less Purchase Payments not previously withdrawn);

•	then from Purchase Payments no longer subject to a CDSC according to the CDSC schedule;

•	then from the Free Withdrawal Amount or the amounts attributable to any CDSC waivers (taken from Purchase Payments not previously withdrawn in the order they were received with the oldest Purchase Payment first); and

•	then from Purchase Payments not previously withdrawn in the order they were received with the oldest Purchase Payment being first.

CDSC
Number of full years from application of each Purchase Payment(*)	CDSC (as a percentage of each Purchase Payment withdrawn)
0	7%
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7 or more	0%
(*)	See “Appendix B – Contingent Deferred Sales Charge (CDSC) Example.”

In addition to the free withdrawals described later in this section, we will not impose a CDSC under the following circumstances:

•	Upon payment of the death benefit.

•	On amounts withdrawn as RMDs to the extent they exceed the Free Withdrawal Amount. In order to qualify for this exception, (a) you must be participating in a Systematic Withdrawal Program established for the payment of RMDs, under which the annual RMD is calculated by us, based solely on the fair market value of the Contract (RMD program) and (b) you must not take any other withdrawals from the Contract in that Contract Year. If you choose to take withdrawals to satisfy your RMD for the Contract outside of our RMD program, or if you choose to take any other withdrawals from the Contract, CDSCs may apply not only to those withdrawals, but also to any subsequent RMD withdrawals taken under the RMD program in the same Contract Year.

•	Upon application of the Contract Value to any Annuity Option.

•	For Contracts participating in an Income Guarantee Feature, withdrawals of the ALBA even to the extent that they exceed the Free Withdrawal Amount.

•	If you redeem excess contributions from an IRA. We look to the IRC for the definition and description of excess contributions.

•	Under a replacement program offered by us, when the Contract is exchanged for another annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A CDSC may apply to the contract received in the exchange. A reduced CDSC schedule may apply under the Contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for the Contract. Exchange programs may not be available in all states. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•	If you are eligible for waiver of the CDSC due to your election of the Nursing Home and Hospital Withdrawal Benefit or the Terminal Illness Withdrawal Benefit described in “Additional Benefits.”

•	On any withdrawals made when you reach the Latest Permitted Annuity Date for your Contract.

Free Withdrawal Amount

The Free Withdrawal Amount is an amount of your Purchase Payment(s) that you may withdraw that is not subject to the CDSC. During the first Contract Year, your Free Withdrawal Amount is 10% of the Initial Purchase Payment applied on the Issue Date, plus 10% of any subsequent Purchase Payments received in that Contract Year. Any available Free Withdrawal Amount during the first Contract Year will be reduced by any Free Withdrawal Amount previously taken during that Contract Year.

During each subsequent Contract Year, your Free Withdrawal Amount is 10% of your total Purchase Payments still subject to a CDSC as of the last calendar day of the previous Contract Year, plus 10% of any subsequent Purchase Payments received in the current Contract Year. Any available Free Withdrawal Amount during such Contract Year will be reduced by any Free Withdrawal Amount previously taken during that Contract Year.

Any withdrawal taken during a previous Contract Year may impact the available Free Withdrawal Amount if it results in a decrease in the amount of Purchase Payments still subject to a CDSC.

Any unused Free Withdrawal Amount(s) during any particular Contract Year may not be carried over to any succeeding Contract Year.

Premium Taxes

Some states and other governmental entities charge Premium Taxes or similar taxes. We are responsible for the payment of these taxes and may deduct them from the Purchase Payments or Contract Value, or we may adjust the annuity rates for Premium Tax assessed. Some of these taxes are due when your Contract is issued, others are due when Annuity Payments begin. Premium Taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the Contract any income taxes which we incur because of the operation of the Separate Account. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects investment management fees and other expenses already deducted from the assets of the Fund. In addition, one or more of the Funds available as an investment option may pay a distribution fee out of the Fund’s assets to us, known as a 12b-1 fee. Any investment in one or more of the Funds with a 12b-1 fee will increase the cost of your investment in the Contract. Please refer to the Fund prospectuses for more information regarding these expenses.

Income Guarantee Feature Charge

While an Income Guarantee Feature is in effect, we will assess the Income Guarantee Feature Charge on a quarterly basis in arrears. On the last calendar day of each Contract year quarter, a charge will be assessed against your Contract Value. The amount that is deducted from your Contract Value is equal to the Income Guarantee Feature Charge multiplied by the Benefit Base on such day (after taking into account any other transactions processed on such day).

If your Income Guarantee Feature terminates, a pro-rata portion of the Income Guarantee Feature Charge will be assessed based on the number of days from the first calendar day of the current Contract year quarter to the date of termination. If you reach your Latest Permitted Annuity Date, and your Contract Value is applied to an Annuity Option available under the Income Guarantee Feature, the Income Guarantee Feature Charge is waived. Once your Income Guarantee Feature has terminated, there will be no further Income Guarantee Feature Charges assessed. See “Additional Benefits – Income Guarantee Features.”

We deduct the Income Guarantee Feature Charge pro-rata from each Sub-Account in which you are invested.

If we increase your Income Guarantee Feature Charge, you have the right to opt-out of the increase; however, doing so will place certain restrictions on your Income Guarantee Feature. For more information, see “Additional Benefits – Income Guarantee Features – Income Guarantee Feature Charge Increase Opt-Out.”

The maximum annualized Income Guarantee Feature Charge is 2.50%. For current Income Guarantee Feature Charges, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at the time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix H.

Highest Quarterly Value (HQV) Death Benefit Charge

If you elect the HQV Death Benefit, we will deduct an additional charge on a quarterly basis in arrears as a percentage of the Highest Quarterly Value on the last calendar day of each Contract Year quarter. The charge will be assessed against your Contract Value in the Sub Accounts in which you are invested in the same proportion that the amount of the Contract Value in each Sub-Account bears to the total Contract Value in the Sub-Accounts. The table below reflects the current and maximum charge.

If you make a total withdrawal, a pro-rata portion of the charge will be assessed based on the number of calendar days from the first calendar day of the current Contract Year quarter to the date of the total withdrawal.

HQV Death Benefit Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
On a quarterly basis in arrears, as a percentage of the Highest Quarterly Value on the last calendar day of each Contract Year quarter	0.30%	0.30%

Ownership

Owner

In this prospectus, “you” and “your” refer to the Owner of the Contract. The Owner is named at the time you apply for a Contract. The Owner can be an individual or a non-natural person (e.g., a corporation, limited liability company partnership or certain other entities). The Owner must be at least the Age of majority in the state the Contract is issued, and may not be older than Age 85 on the Issue Date. If you elect an Income Guarantee Feature, the Owner must be at least Age 45 and may not be older than Age 80 when the Contract is issued. If you elect the HQV Death Benefit, the Owner may not be older than Age 75 when the Contract is issued. For Contracts owned by a non-natural person, then Owner Age shall mean the Age of the Annuitant. The maximum issue Age for the Contract and certain additional features may be reduced in connection with the offer of the Contract through certain broker-dealers. You should discuss this with your registered representative.

If your Contract is Non-Qualified and owned by a non-natural person, the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. Before purchasing a Contract to be owned by a non-natural person or before changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”

As the Owner of the Contract, you exercise all rights under the Contract, unless limited by an assignment or by designation of an irrevocable Beneficiary. On or after the Annuity Date, you continue as the Owner.

You may change the Owner of a Non-Qualified Contract at any time by Written Request, subject to our approval.  You may not need Company approval in all states such as California and New York.  See “Appendix G – State Variations of Certain Contract Features”  for more information about state variations. We will refuse or accept any requested change on a non-discriminatory basis. You may not change the Owner to an individual who was over the maximum Age for purchasing the Contract on the Issue Date of the Contract.

A change of Owner will take effect on the date the Written Request is signed, unless you specify otherwise. We will not be liable for any payment made or action taken prior to our receipt and approval of the Written Request. A change of Owner that we allow will automatically revoke any prior designation of Owner. Changing the Owner may result in tax consequences. See “Taxes – Tax Treatment of Assignments” for more information.

Joint Owner

The Contract can be owned by Joint Owners. However, the Contract cannot be jointly owned if it is a Qualified Contract, if an Owner is a non-natural person, or by more than two individuals. The Joint Owner must be at least the Age of majority in the state the Contract is issued, and may not be older than Age 85 on the Issue Date. If you elect an Income Guarantee Feature and the Joint Owner will be a Covered Person, the Joint Owner must be at least Age 45 and may not be older than Age 80 when the Contract is Issued. If you elect the HQV Death Benefit, the Joint Owner may not be older than Age 75 when the Contract is issued.

If the Contract is jointly owned, we will use the Age of the oldest Owner to determine certain benefits. If there are Joint Owners, we require authorization from both Owners for all transactions.

Annuitant

The Annuitant is the person(s) on whose life (or lives, in the case of joint Annuitants) we base Annuity Payments, with the exception of the non-lifetime contingent option. You designate the Annuitant(s) at the time of application. A Contract may not have more than two Annuitants. There is no minimum Age applicable to the Annuitant or joint Annuitant; however, any Annuitant must be at least 18 on the Annuity Date in order for you to elect a life contingent Annuity Option. Annuitants may not be older than Age 85 on the Issue Date. If you elect an Income Guarantee Feature, Annuitants may not be older than Age 80 on the Issue Date.

You may change the Annuitant(s) on or before the Annuity Date by Written Request, subject to our approval and restrictions that apply if an Income Guarantee Feature is in effect. However, if the Contract is owned by a non-natural person, the Annuitant may not be changed and we will use the Age of the oldest Annuitant to determine certain benefits. The Annuitant generally cannot be changed if the Contract is an individually owned Qualified Contract.

When calculating Annuity Payments, we determine Age based on each Annuitant’s nearest birthday on the Annuity Date. See “The Annuity Phase – Annuity Age.”

Any change of Annuitant must be made by Written Request. An approved change will take effect on the date the Written Request is signed, unless you specify otherwise. We will not be liable for any payment made or action taken prior to our receipt of the Written Request. A change of Annuitant that we allow will automatically revoke any prior designation of Annuitant. The Annuitant may not be changed, nor may an Annuitant be added, after the Annuity Date.

Beneficiary

The Beneficiary is the person(s) or entity(ies) you name to receive any death benefit. You name the Beneficiary at the time of application. If the Owner is a non-natural person, the Owner must be the sole primary Beneficiary unless we allow otherwise.

You can change the Beneficiary by Written Request at any time before you die subject to the restrictions that apply if an Income Guarantee Feature is in effect. You may name an irrevocable Beneficiary(ies). In that case, a change involving the irrevocable Beneficiary requires the consent of the irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Contract Owner retains all other contractual rights.

A change of Beneficiary will take effect on the date the Written Request is signed, unless you specify otherwise. We will not be liable for any payment made or action taken prior to our receipt of the Written Request.

If there is a joint Annuitant on an individually owned Qualified Contract, the joint Annuitant must also be the sole primary Beneficiary.

Unless you provide otherwise, the death benefit will be paid as follows:

(1)	In equal shares to the primary Beneficiary(ies) who survives your death and/or any Annuitant’s death, as applicable;

(2)	If there is no primary Beneficiary who survives your death and/or any Annuitant’s death, as applicable, in equal shares to the contingent Beneficiary(ies) who survives your death and/or any Annuitant’s death, as applicable; or

(3)	If there is no primary or contingent Beneficiary who survives your death and/or any Annuitant’s death, to you or your estate, as applicable.

We will treat a surviving Owner as the primary Beneficiary and treat any other Beneficiary designation, on record at the time of death, as a contingent Beneficiary.

Purchasing a Contract

To purchase a Contract, you must submit your initial Purchase Payment to your registered representative or to us at our Service Center. Once we receive your initial Purchase Payment and the necessary information at our Service Center, we will credit your initial Purchase Payment to your Contract within two Business Days. If you do not give us all of the information we need, we will notify you. When we receive all of the information we need, we will apply your initial Purchase Payment within two Business Days. If we do not have the necessary information to issue your Contract within five Business Days, then we will either return your Purchase Payment or ask your permission to retain your Purchase Payment until all the necessary information is received.

The date when we credit your initial Purchase Payment to your Contract is the Issue Date. We use the Issue Date to determine Contract Years and Contract Anniversaries.

Contract Delay

Our receipt of your initial Purchase Payment may be delayed because of circumstances outside of our control (for example, delays because of the failure of the selling broker-dealer or your registered representative to forward the Purchase Payment in Good Order to us promptly or because of delays in determining whether the Contract is suitable for you or in receiving other necessary information from the selling broker-dealer or your registered representative). Any such delays will affect when we can issue your Contract and when your initial Purchase Payment will be allocated among the investment options under the Contract.

Purchase Payments

The minimum amount we accept for an initial Purchase Payment is:

•	$10,000 if you are buying the Contract as a Non-Qualified Contract; or

•	$5,000 if you are buying the Contract as a Qualified Contract.

•	You can make additional Purchase Payments to your Contract throughout the Accumulation Phase, subject to the conditions noted below. You can make additional Purchase Payments by sending payments to one of our purchase payment processing service centers:

• by check that clearly indicates your name and Contract number, mailed to:
First Class Mail MassMutual Envision Annuity Payment Services PO Box 75222 Chicago, IL 60675-5222	Overnight Mail MassMutual Envision Annuity Payment Services 5450 N. Cumberland Ave. Suite 100 Lockbox 75222 Chicago, IL 60656
• by wire transfer to:
JPMorgan Chase Bank, N.A. ABA # 021000021 Account Name: Massachusetts Mutual Life Insurance Co Account Number: 804788898 Reference: Annuity Contract #, Name (Your Name)

Additional Purchase Payments of less than $500 are subject to our approval. The maximum total Purchase Payments we will allow without our approval is $1,500,000. In most states, in calculating the maximum, we will take into account the cumulative Purchase Payments on the Contract and multiple purchases of the Contract by the same Owner (whether as the sole Owner or Joint Owner), or with the same Annuitant (whether as the Annuitant or joint Annuitant). See “Appendix G – State Variations of Certain Contract Features” for more information about state variations. If an Income Guarantee Feature is in effect with your Contract, you are subject to the restrictions on additional Purchase Payments under the Income Guarantee Feature Benefit Base provisions. See the “Benefit Base – Restrictions on Subsequent Purchase Payments” subsection in the “Additional Benefits – Income Guarantee Features” section for each Income Guarantee Feature for more information.

If you make additional Purchase Payments, we will credit these amounts to your Contract on the Business Day we receive them and all necessary information, in Good Order, at one of our purchase payment processing service centers. If we receive your Purchase Payment on a Non-Business Day or after the Close of Business, we will credit the amount to your Contract effective the next Business Day.

We reserve the right to reject any application or Purchase Payment. See “Other Information – Reservation of Rights” for more information. Moreover, if an Income Guarantee Feature is in effect with your Contract, we reserve the right to reject any Purchase Payment not conforming to the terms of your Income Guarantee Feature.

Automatic Investment Plan (AIP)

Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making Purchase Payments to your Contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of the AIP. If you participate in the AIP, the minimum additional Purchase Payment is $100. Additionally, the AIP may not be available for Contracts held as a SEP IRA or SIMPLE IRA.

Allocation of Purchase Payments

When you purchase your Contract, we allocate your Purchase Payment received in Good Order among the investment options according to the allocation instructions you provide. If you make additional Purchase Payments, we will allocate them based on your current allocation instructions, unless you request a different allocation by sending us a Written Request. We reserve the right to allocate initial Purchase Payments to a money market Sub-Account until the expiration of the Right to Examine Contract time period.

Any allocations to the Sub-Accounts that invest in the Funds that you have selected must be in whole percentages and must total 100%.

You may allocate Purchase Payments to the DCA Fixed Account, subject to conditions we may impose on such allocations. See “Transfers and Transfer Programs” for allocation restrictions applicable to that feature.

If an Income Guarantee Feature is in effect, you are subject to restrictions on the allocation of Purchase Payments. See “Additional Benefits – Income Guarantee Features.” If an Income Guarantee Feature is in effect, changing your current Purchase Payment allocations will also transfer Contract Value from your current allocations to your new allocations.

Contract Value

Your Contract Value is the sum of your values in the Sub-Accounts and the DCA Fixed Account.

The value of your investments in the Separate Account will vary depending on the investment performance of the Funds you choose. In order to keep track of your Contract Value in the Separate Account, we use a unit of measure called an Accumulation Unit.

Any Contract Value allocated to the DCA Fixed Account will be credited with a fixed interest rate.

Accumulation Units

Every Business Day we determine the value of an Accumulation Unit for each of the Sub-Accounts. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as deductions for insurance and other charges. The value of an Accumulation Unit may go up or down from Business Day to Business Day.

When you make a Purchase Payment, we credit your Contract with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Purchase Payment allocated to a Sub-Account by the value of the Accumulation Unit for that Sub-Account. When you make a withdrawal, we deduct from your Contract Accumulation Units representing the withdrawal amount.

We calculate the value of an Accumulation Unit for each Sub-Account after the Close of Business each Business Day. Any change in the Accumulation Unit value will be reflected in your Contract Value.

Calculation of Accumulation Unit Value

The Accumulation Unit Value for each Sub-Account was set initially at $10. Subsequently, the Accumulation Unit Values on any Business Day will be those we calculate after the Close of Business on that day. We calculate the Accumulation Unit Values for each Sub-Account by applying the Change in Net Asset Value (NAV) Formula. That formula derives the daily investment rate of return for each Sub-Account net of all Separate Account charges. The Change in NAV Formula is applied to each Sub-Account as follows:

(1)	The daily change in NAV of the Fund is added to the amount of any Fund distribution (income or capital gain distribution) on that Business Day. This sum is then divided by the previous Business Day NAV of the Fund. This is the daily gross investment rate of return for the Fund.

(2)	The daily accrual for all the Separate Account charges are then subtracted from the daily gross investment rate of return for the Fund.

(3)	The result is then multiplied by the previous Business Day Accumulation Unit Value to produce the next Accumulation Unit Value.

We have the right to split or consolidate the number of Accumulation Units credited to your Contract, with a corresponding increase or decrease in the Accumulation Unit Values.

Example:

On Monday we receive an additional Purchase Payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Sub-Account. When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the MML Managed Bond Sub-Account is $13.90. We then divide $5,000 by $13.90 and credit your Contract on Monday night with 359.71 Accumulation Units for the MML Managed Bond Sub-Account.

Right to Cancel Your Contract

You have a right to examine your Contract (sometimes referred to as a free look period). If you change your mind about owning your Contract, you can cancel it within ten calendar days after receiving it. This time period may vary by state, but will never be less than ten calendar days.

When you cancel the Contract within this time period, we will not assess a CDSC. Unless your state has other requirements, you will receive back your Contract Value plus any fees or charges previously deducted from your Purchase Payments as of the Business Day we receive your Written Request in Good Order at our Service Center, and your Contract will be terminated. If state law requires us to return the amount of your Purchase Payments, then we will return the greater of: (i) the full amount of any Purchase Payment(s) less any withdrawals, or (ii) your Contract Value plus any fees or charges previously deducted from your Purchase Payments. If you purchase the Contract as an IRA, we will return the greater of your Purchase Payments less any withdrawals, or the Contract Value plus any fees or charges previously deducted from your Purchase Payments.

Please see “Appendix G – State Variations of Certain Contract Features” for more information about state variations.

Sending Requests in Good Order

From time to time you may want to submit a request for transfer among investment options, a withdrawal, a change of Beneficiary, or some other action. We can only act upon your request if we receive it in “Good Order.” To help protect against unauthorized or fraudulent telephone instructions, we will use reasonable procedures to confirm that telephone instructions given to us are genuine. We may record all telephone instructions.

In addition to Written Requests, we may allow requests to our Service Center:

•	by fax at (866) 329-4272,

•	by email at ANNfax@MassMutual.com,

•	by telephone at (800) 272-2216, or

•	by internet at www.MassMutual.com.

Fax, telephone, email, or internet transactions may not always be available. Fax, telephone, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone, or the internet.

Transfers and Transfer Programs

General Overview

Generally, you can transfer all or part of your Contract Value among investment options. However, there are restrictions that are detailed later in this section. You can make transfers by Written Request, email, telephone, fax, or other authorized means. You must clearly indicate the amount and investment options from and to which you wish to transfer. We reserve the right, at any time, to terminate, suspend, or modify the transfer provisions of the Contract.

Your transfer is effective at the Close of Business on the Business Day we receive your Written Request, in Good Order, at our Service Center. If we receive your transfer request at our Service Center in Good Order on a Non-Business Day or after Close of Business, your transfer request will be effective on the next Business Day.

Transfers During the Accumulation Phase

You may transfer all or part of your Contract Value allocated to a Sub-Account. You can make a transfer to or from any Sub-Account. If your Contract has an Income Guarantee Feature in effect, there are restrictions on available Sub-Accounts. See “Additional Benefits – Income Guarantee Features.” Additionally, while there are currently no restrictions on available Sub-Accounts if you elected the HQV Death Benefit, we reserve the right to impose such restrictions in the future. See “Death Benefit – Death Benefit Amount During the Accumulation Phase – Highest Quarterly Value (HQV) Death Benefit.”

Currently, we do not limit the number of transfers you may make; however, we reserve the right to limit transfers when the transfer privilege is being exercised to the detriment of other Owners. We further reserve the right, upon 30 calendar days advance notice to you, to limit the number of transfers in the future. We will exercise this right should we see a significant increase in transfer activity by Owners that leads to an increase in cost to administer the Contract. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to limit the number of transfers you may make.

Transfers During the Annuity Phase

We do not allow transfers during the Annuity Phase.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program, contact our Service Center.

Overview

We currently offer the following transfer programs: Separate Account Dollar Cost Averaging Program and Automatic Rebalancing Program. These programs are available only during the Accumulation Phase. You may participate in only one of these programs at any one time.

You may not participate in the Separate Account Dollar Cost Averaging Program or the Automatic Rebalancing Program if you have a current election in the DCA Fixed Account.

You may not participate in the Separate Account Dollar Cost Averaging Program or Automatic Rebalancing Program if an Income Guarantee Feature is in effect.

Separate Account Dollar Cost Averaging Program

This program allows you to systematically transfer a set dollar amount from a Sub-Account to any of the other Sub-Account(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total Contract Value;

•	upon our receipt of due proof of the Owner’s death and election of the payment method by any Beneficiary;

•	if the last transfer you selected has been made;

•	if you apply your Contract Value to an Annuity Option;

•	if there is insufficient Contract Value in the selected Sub-Account to make the transfer; or

•	if we receive from you a Written Request or a request over the telephone to terminate the program at our Service Center prior to the next transfer date.

Automatic Rebalancing Program

Over time, the performance of each Sub-Account may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your Contract Value allocated to the Sub-Accounts in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total Contract Value;

•	upon our receipt of due proof of the Owner’s death and election of the payment method by any Beneficiary;

•	if you apply your Contract Value to an Annuity Option;

•	if you make any unscheduled transfer; or

•	if we receive from you a Written Request or request over the telephone to terminate the program at our Service Center prior to the next transfer date.

Limits on Frequent Trading and Market Timing Activity

The Contract and its investment options are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Owners and Beneficiaries under the Contract, including long-term Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of Contract Value among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Sub-Accounts, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all Contracts as a result of undetected abusive trading practices.

If we, or any investment adviser to any of the Funds available with the Contract, determine that an Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Owner to submit transfer requests by regular mail only.

We will not accept other Owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason.

The Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading or market timing policies established by the Fund.

Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a Fund on all contracts owned by an Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Contract Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Owners.

The Annuity Phase

Overview

If you want to receive regular income from your Annuity, you can elect to apply your Contract Value so that you can receive Fixed Annuity Payments under one of the Annuity Options described in this section. If you have reached your Annuity Date and you have not chosen an Annuity Option, we will assume you elected a Single Life Annuity with Period Certain Annuity Option with fixed payments and ten years of payments guaranteed. If the Contract has joint Annuitants, we will assume you elected the Joint and Survivor Life Annuity Option with fixed payments and ten years of payments guaranteed. If your Contract is a Qualified Contract, additional requirements may apply. See the “Latest Permitted Annuity Date” subsection of the “Income Guarantee Features” section for the Income Guarantee Feature you elected, if applicable, for information about the default Annuity Option under that feature. We may base Annuity Payments on the Age and sex of the Annuitant under all options except the Non-Lifetime Contingent Annuity Option. We consider a Non-Lifetime Contingent Annuity Option to be an Annuity Option which provides an Annuity Payment for a fixed period of time only. See “The Annuity Phase – Non-Lifetime Contingent Option – Period Certain Annuity Option.” We may require proof of Age and sex before Annuity Payments begin.

You may only apply your full Contract Value to an Annuity Option. If the amount to be applied under an Annuity Option results in an Annuity Payment of less than $20 monthly (or the equivalent amount based on the selected frequency), we will pay the amount in a lump sum. If any Annuity Payment is less than $100, we will change the payment basis to equivalent quarterly, semi-annual or annual payments. For Contracts issued in New York, the minimum amount that may be applied to an Annuity Option is $5,000 and the minimum initial monthly Annuity Payment must be $20 or greater.

Annuity Payment Start Date

You can choose the day, month and year in which Annuity Payments begin; however, the day must be between the 1st and 28th day of the month. We call that date the Annuity Date. According to your Contract, your Annuity Date cannot be earlier than five years after you buy the Contract (unless state law requires a shorter waiting period).  See “Appendix G – State Variations of Certain Contract Features”.

When you purchase the Contract, your Annuity Date is the Latest Permitted Annuity Date. After you purchase your Contract, you can request an earlier Annuity Date by Written Request.

Latest Permitted Annuity Date

Unless the laws or regulations of the state in which your Contract was issued requires an earlier date, Annuity Payments must begin by the Contract Anniversary after the 95th birthday of the oldest Annuitant or the oldest Owner (whichever is sooner).

Annuity Payments

On the Annuity Date, you will begin receiving Annuity Payments under the Annuity Option that you elected. Your Annuity Payments will be fixed, meaning that the payments will not vary unless you elect either of the Joint and 2/3 Survivor Annuity Options that reduce payments upon the death of the first Annuitant. The amount of your Annuity Payments will depend upon the following:

•	the value of your Contract on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Contract; and

•	the deduction of Premium Taxes, if applicable.

See “Fixed Annuity  Payout Rates” section in the SAI for more information.

Annuity Age

When calculating Annuity Payments, we determine Age based on each Annuitant’s nearest birthday on the Annuity Date. For example, we consider Age 80 to be the period of time between age 79 years, 6 months, and 1 day and age 80 years and 6 months.

Annuity Options

The available fixed Annuity Options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After Annuity Payments begin, you cannot change the Annuity Option or the frequency of Annuity Payments. If you elected an Income Guarantee Feature, there is an additional Annuity Option available to you. See the “Latest Permitted Annuity Date” subsection of the “Income Guarantee Features” section for the Income Guarantee Feature you elected. Generally, you cannot make withdrawals during the Annuity Phase; however, certain Annuity Options may allow for commuted value withdrawals. See “The Annuity Phase – Annuity Payment Commutation.” For all lifetime contingent Annuity Options, the Annuitant(s) must be at least Age 18 as of the Annuity Date.

RMDs for Qualified Contracts

In order to avoid adverse tax consequences, you should begin to take distributions from your Contract no later than the beginning date required by the IRC. These distributions can be withdrawals or Annuity Payments. The distributions should be at least equal to the minimum amount required by the IRC or paid through an Annuity Option that complies with the RMD rules of IRC Section 401(a)(9). If your Contract is an individual retirement annuity, the required beginning date is no later than April 1 of the calendar year after you reach the “applicable age” specified in IRC Section 401(a)(9)(C). If you  were born after December 31, 1950 and before January 1, 1960, your applicable age is 73. If you were born after December 31, 1959, your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951.

Contingent Deferred Sales Charge (CDSC)

We will not deduct a CDSC if you apply your Contract Value to any Annuity Option.

Limitations on Payment Options

If you purchased the Contract as a Qualified Contract, the RMD rules that apply to annuitized Contracts during your lifetime may impose restrictions on the payment options that you may elect. In addition, in order to ensure that the Contract will comply with the RMD requirements that apply upon your death, you may not elect a joint and survivor Annuity Option with a non-spouse Joint Annuitant who is more than 10 years younger than you.

For Qualified Contracts, if, upon the death of the Owner (Annuitant if the Contract is owned by a non-natural person), there are Annuity Payments remaining, we may shorten the remaining payment period in order to ensure that payments do not continue beyond the 10 year post-death distribution period provided under IRC Section 401(a)(9), or beyond the Beneficiary’s life or life expectancy for certain classes of beneficiaries, such as a spouse or an individual who is not more than 10 years younger than the decedent.

Single Lifetime Contingent Options (Fixed Annuity Payments only)
	Single Life Annuity	Single Life Annuity with Cash Refund	Single Life Annuity with Period Certain
Number of Annuitants:	One	One	One
Length of Payment Period:	For as long as the Annuitant lives.	For as long as the Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as the Annuitant lives, whichever is longer.
Annuity Payments After Death of the Annuitant:	None. All payments end upon the Annuitant’s death.

If the total of all Annuity Payments made is less than the amount applied to the Annuity Option, the Beneficiary(ies) will receive the difference in a lump sum. If the total of all Annuity Payments made is equal to or greater than the amount applied to the Annuity Option, no additional payment will be made.

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.(1)

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Joint Lifetime Contingent Options (Fixed Annuity Payments only)
	Joint and Survivor Annuity	Joint and Survivor Annuity with Period Certain	Joint and 2/3 Survivor Life Annuity	Joint and 2/3 Survivor Life Annuity with Period Certain
Number of Annuitants:	Two	Two	Two	Two
Length of Payment Period:	For as long as either Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as either Annuitant lives, whichever is longer.	For as long as either Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as either Annuitant lives, whichever is longer.
Annuity Payments After Death of the Annuitant:	100% of the payments will continue for the life of the surviving Annuitant. No payments will continue after the death of both Annuitants.

100% of the payments will continue for the life of the surviving Annuitant.
When both Annuitants have died, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.(1)

At the death of either Annuitant, Annuity Payments will continue to be paid at the same frequency then in effect for the life of the surviving Annuitant, but at a reduced rate of two-thirds of the original Annuity Payment. Annuity Payments cease upon the death of the last surviving Annuitant.

At the end of the period certain following the death of either Annuitant, or upon the death of either Annuitant after the end of the period certain, Annuity Payments will continue to be paid at the same frequency then in effect to the surviving Annuitant, but at a reduced rate of two-thirds of the original Annuity Payment. If the last surviving Annuitant dies before the end of the period certain, Annuity Payments will continue at 100% of the amount and at the same frequency then in effect until the end of the period certain. The Beneficiary(ies) may instead elect to receive the commuted value of the remaining period certain Annuity Payments in a lump sum. If the last surviving Annuitant dies after the end of the period certain, no additional Annuity Payments will be made.(1)

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Non-Lifetime Contingent Option (Fixed Annuity Payments only)
Period Certain Annuity Option(1)
Number of Annuitants:	One or two
Length of Payment Period:	For a specified period no less than 10 years and no greater than 30 years.
Annuity Payments after Death of the Annuitant:

If the last Annuitant dies before the end of the period certain, Annuity Payments will continue to be paid at the same frequency then in effect until the end of the period certain. The Beneficiary(ies) may instead elect to receive the commuted value of the remaining period certain Annuity Payments in a lump sum.(2)

(1)	We consider this Annuity Option to be a non-lifetime contingent Annuity Option.
(2)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Annuity Payment Commutation

Once during lifetime of the Contract, you may, upon Written Request, withdraw all or a portion of the Commuted Value of any remaining Period Certain Annuity Payments, subject to the following conditions:

This commutation right is only available for use with the following Annuity Options:

•	Single Life Annuity – Period Certain for 10 or 20 years; or

•	Joint and Survivor Life Annuity – Period Certain for 10 or 20 years, with or without a reduction; or

•	Period Certain Annuity Only – 10 years or greater.

A commuted value withdrawal:

•	may not be taken any earlier than one year following the date you apply your Contract Value to an Annuity Option;

•	may not be taken after the end of the Period Certain portion of the Annuity Phase;

•	may not be taken if the requested withdrawal would cause the remaining Annuity Payment to be less than the Minimum Annuity Payment payable under the Contract at the existing Annuity Payment frequency; and

•	must be at least $10,000.

The Commuted Value of the remaining Period Certain Annuity Payments is calculated using the Commuted Value Formula specified on the Contract Schedule. All Commuted Values will be determined upon our receipt of a Written Request at our Service Center. Upon receipt of such Written Request, we will provide you with a notice of the amount payable, how the amount was determined and the impact on remaining Annuity Payments, if applicable.

For Period Certain Only Annuity Options, future Annuity Payments will be proportionally reduced by the ratio of the amount of the withdrawal to the Commuted Value. If the full Commuted Value is withdrawn, no future Annuity Payments will be made, and the Contract will terminate.

For Life Contingent Period Certain Annuity Options, future Annuity Payments during the remaining Period Certain will be proportionally reduced by the ratio of the amount of the withdrawal to the Commuted Value. Any future life contingent Annuity Payments will revert to the scheduled payment amount at the end of the Period Certain as long as an Annuitant is alive.

This commutation right is not available for Contracts issued in New York.

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Return of Purchase Payment (ROP) Death Benefit

Upon your death, we will pay your designated beneficiaries the greater of (1) the Contract Value when we receive due proof of death and election of a payment method; or (2) an amount based on your Purchase Payments adjusted for withdrawals.

		Standard	None
•

Can only be elected at time of Contract issue.

•

Withdrawals, including withdrawals of the ALBA while  an Income Guarantee Feature  is in effect, reduce the guaranteed death benefit amount in direct proportion to Contract Value reduction.

•

This benefit terminates when the Contract terminates, upon  annuitization, and upon receipt of due proof of death and election of a payment method received by us in Good Order.

Highest Quarterly Value (HQV) Death Benefit	Upon your death, the death benefit payable to your designated beneficiaries will be the greater of (1) contract value on the business day we receive due proof of death and election of a payment method or (2) the Highest Quarterly Value. The Highest Quarterly Value is the greater of: (1) the total Purchase Payments, reduced by a pro-rata adjustment for each withdrawal; or (2) the Annual Lock-In Feature (ALIF).	Optional	0.30%
•

Can only be elected at time of Contract issue.

•

Once elected cannot be terminated by the Owner.

•

Owner (or Annuitant, if Contract is owned by a non-natural person) may not be older than Age 75 when the Contract is issued.

•

Withdrawals reduce the guaranteed death benefit amount in direct proportion to Contract Value reduction.

•

Once the Contract Anniversary after the oldest Owner (or oldest Annuitant, if the Contract is owned by a non-natural person) attains age 80 has occurred, the ALIF will no longer recalculate on each Contract Anniversary.    The ALIF will remain as the last calculated ALIF, adjusted by subsequent Purchase Payments and withdrawals.

•

You may not elect this benefit if you elected an Income Guarantee Feature.

•

We reserve the right to restrict investment options available to you while this feature is in effect.

•

This benefit terminates when the Contract terminates, upon annuitization, and upon receipt of due proof of death and election of a payment method received by us in Good Order.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
RetirePay	Guarantees that prescribed level of withdrawals can be taken for life beginning on the Guaranteed Lifetime Withdrawal Date, even if Contract Value is zero.	Optional

Maximum Income Guarantee Feature  Charge:  2.50%

For current Income Guarantee Feature Charges, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix H.

•

Can only be elected at time of Contract issue.

•

Owner (or Annuitant, if Contract is owned by a non-natural person) must be at least Age 45 and may not be older than Age 80 when the Contract is issued.

•

May allocate Contract Value only to certain Sub-Accounts.

•

May not make subsequent Purchase Payments that total more than $10,000 in a Contract Year after the first Contract Year.

•

Subsequent Purchase Payments not allowed after the Guaranteed Lifetime Withdrawal Date.

•

Any withdrawal prior to the Guaranteed Lifetime Withdrawal Date and, on and after the Guaranteed Lifetime Withdrawal Date, the portion of a withdrawal (including CDSCs) from the Contract Value that causes the cumulative withdrawals to exceed the ALBA in that Contract Year, will be an Excess Withdrawal unless the withdrawal is taken as a part of the Company’s Systematic Withdrawal Program established for the payment of RMDs, under which the RMD is calculated by the Company. Any withdrawal that occurs after the cumulative withdrawals exceed the ALBA in that Contract Year will also be an Excess Withdrawal.

•

Excess Withdrawals negatively impact the feature.

•

The ALBA is not available until youngest Covered Person attains age 59½.

•

If we increase the Income Guarantee Feature Charge and you elect to opt-out of the Income Guarantee Feature Charge Increase, it will terminate your right to any future increases to your Benefit Base and your right to make subsequent Purchase Payments.

•

An Income Guarantee Feature Charge Increase Opt-Out is irrevocable once it becomes effective.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
RetireCore	Guarantees that prescribed level of withdrawals can be taken for life beginning on the Guaranteed Lifetime Withdrawal Date, even if Contract Value is zero.	Optional

Maximum Income Guarantee Feature Charge: 2.50%

For current Income Guarantee Feature Charges, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix H.

•

Can only be elected at time of Contract issue.

•

Owner (or Annuitant, if Contract is owned by a non-natural person) must be at least Age 45 and may not be older than Age 80 when the Contract is issued.

•

May allocate Contract Value only to certain Sub-Accounts.

•

May not make subsequent Purchase Payments that total more than $25,000 in a Contract Year after the first Contract Year.

•

Subsequent Purchase Payments not allowed after the Guaranteed Lifetime Withdrawal Date.

•

Any withdrawal prior to the Guaranteed Lifetime Withdrawal Date and, on and after the  Guaranteed Lifetime Withdrawal Date, the portion of a withdrawal (including CDSCs) from the Contract Value that causes the cumulative withdrawals to exceed the ALBA in that Contract Year, will be an Excess Withdrawal unless the withdrawal is taken as a part of the Company’s Systematic Withdrawal Program established for the payment of RMDs, under which the RMD is calculated by the Company. Any withdrawal that occurs after the cumulative withdrawals exceed the ALBA in that Contract Year will also be an Excess Withdrawal.

•

Excess Withdrawals negatively impact the feature.

•

The  ALBA is not available until youngest Covered Person attains age 59½.

•

If we increase the Income Guarantee Feature Charge and you elect to opt-out of the Income Guarantee Feature Charge Increase, it will terminate your right to any future increases to your Benefit Base and your right to make subsequent Purchase Payments.

•

An Income Guarantee Feature Charge Increase Opt-Out is irrevocable once it becomes effective.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
RetireCore Stacking	Guarantees that prescribed level of withdrawals can be taken for life beginning on the Guaranteed Lifetime Withdrawal Date, even if Contract Value is zero.	Optional

Maximum Income Guarantee Feature Charge: 2.50%

For current Income Guarantee Feature Charges, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix H.

•

Can only be elected at time of Contract issue.

•

Owner (or Annuitant, if Contract is owned by a non-natural person) must be at least Age 45 and may not be older than Age 80 when the Contract is issued.

•

May allocate Contract Value only to certain Sub-Accounts.

•

May not make  subsequent Purchase Payments that total more than $25,000 in a Contract Year after the first Contract Year.

•

Subsequent Purchase Payments not allowed after the Guaranteed Lifetime Withdrawal Date.

•

Any withdrawal prior to the Guaranteed Lifetime Withdrawal Date and, on and after the  Guaranteed Lifetime Withdrawal Date, the portion of a withdrawal (including CDSCs) from the Contract Value that causes the cumulative withdrawals to exceed the ALBA in that Contract Year, will be an Excess Withdrawal unless the withdrawal is taken as a part of the Company’s Systematic Withdrawal Program established for the payment of RMDs, under which the RMD is calculated by the Company. Any withdrawal that occurs after the cumulative withdrawals exceed the ALBA in that Contract Year will also be an Excess Withdrawal.

•

Excess Withdrawals negatively impact the feature.

•

The  ALBA is not available until youngest Covered Person attains age 59½.

•

If we increase the Income Guarantee Feature Charge and you elect to opt-out of the Income Guarantee Feature Charge Increase, it will terminate your right to any future increases to your Benefit Base and your right to make subsequent Purchase  Payments.

•

An Income Guarantee Feature Charge Increase Opt-Out is irrevocable once it becomes effective.

Automatic Rebalancing Program	Automatically rebalances the Sub-Accounts you select to maintain original percentage allocation of Contract Value.	Optional	None	• Cannot use if a DCA Term, Separate Account Dollar Cost Averaging Program, or an Income Guarantee Feature are in effect.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
DCA Fixed Account	Automatically transfers a specific amount of Contract Value from the DCA Fixed Account to the Sub-Accounts you have selected, at set intervals over a period of either six or twelve months.	Optional	None
•

Cannot use if the Automatic Rebalancing Program, Separate Account Dollar Cost Averaging Program, or an Income Guarantee Feature are in effect.

•

Must apply a Purchase Payment of at least $5,000 to establish a DCA Term.

•

You cannot transfer current Contract Value into the DCA Fixed Account.

•

No unscheduled transfers may be made from the DCA Fixed Account.

Separate Account Dollar Cost Averaging Program	Automatically transfers a specific amount of Contract Value from a single Sub-Account to other Sub-Accounts you have selected, at set intervals.	Optional	None	• Cannot use if the Automatic Rebalancing Program, a DCA Term, or an Income Guarantee Feature are in effect.
Systematic Withdrawal Program	Automatically withdraws Contract Value proportionally from all of your investment options.	Optional	None
•

In order to participate in this program:
(1)   there must be at least $5,000
in Contract Value, and
(2)   the minimum withdrawal amount
must be $100.

•

Cannot be used in conjunction with Nursing Home and Hospital Withdrawal Benefit waiver.

•

If you elected an Income Guarantee Feature, you may only use this program to take withdrawals of your ALBA.

Annuity Payment Commutation	Allows withdrawal of all or a portion of the Commuted Value of any remaining Period Certain Annuity Payments once per lifetime of the Contract.	Optional	None
•

Available only for Annuity Options that include a Period Certain guarantee.

•

May only be taken once during the lifetime of the Contract and may not be taken any earlier than one year following the date you apply your Contract Value to an Annuity Option.

•

May not be taken after the end of the Period Certain portion of the Annuity Phase.

•

May not be taken if the requested withdrawal would cause the remaining Annuity Payment to be less than the Minimum Annuity Payment payable under the Contract at the existing Annuity Payment frequency.

•

Withdrawal must be at least $10,000.

•

Not available for Contracts issued in New York.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Terminal Illness Withdrawal Benefit	Allows withdrawal of some or all Contract Value without a CDSC if diagnosed with terminal illness or terminal medical condition.	Optional	None
•

You cannot be diagnosed with the terminal illness or the terminal condition or both as of Issue Date.

•

Each withdrawal request must be made one year or more after Issue Date.

•

We require proof that you are terminally ill, including, but not limited to, certification by a state licensed medical practitioner.

Nursing Home and Hospital Withdrawal Benefit	Allows withdrawal of some or all Contract Value without incurring a CDSC if confined to a licensed nursing care facility or accredited hospital.	Optional	None
•

Confinement must begin after Issue Date.

•

Each withdrawal request must be made one year or more after Issue Date.

•

Each withdrawal request must be made within 120 calendar days after services were provided.

•

Confinement must be for at least 90 consecutive calendar days and must be prescribed by a state licensed medical practitioner.

•

Cannot use with Systematic Withdrawal Program.

•

May not be available in all states. See “Appendix G – State Variations of Certain Contract Features.”

Some of the benefits identified in the Benefits Available Under the Contract table are described in more detail following the table and other benefits are disclosed in more detail in other sections of the prospectus.

Death Benefit

Death of Owner During the Accumulation Phase

If any Owner dies during the Accumulation Phase, we will pay a death benefit to the primary Beneficiary. If any Owner dies, we will treat the surviving Owner as the primary Beneficiary and treat any other Beneficiary designation, on record at the time of death, as a contingent Beneficiary.

The Beneficiary may request that the death benefit be paid under one of the death benefit options. If the sole primary Beneficiary is your spouse and your Contract is a Non-Qualified Contract or is held as a traditional IRA (including SEP and SIMPLE IRAs) or Roth IRA, he or she may elect to become the Owner of the Contract by continuing the Contract at the death benefit amount payable. Generally, if the Contract is continued then:

•	the spouse’s initial Contract Value will be equal to the death benefit that would have been payable if the lump sum distribution had been elected;

•	all applicable Contract features and benefits will be in the surviving spouse’s name; and

•	the surviving spouse will exercise all of the Owner’s rights under the Contract.

Restrictions are as follows:

•	if, at the time the Owner purchased the Contract, the surviving spouse was over the maximum Contract issue Age, then the Contract cannot be continued;

•	if the surviving spouse is not a Covered Person, the Income Guarantee Feature will be terminated;

•	if you elected the HQV Death Benefit, and the surviving spouse was over the maximum age for that benefit on the Issue Date, the ALIF no longer applies in determining the death benefit.

If the sole primary Beneficiary is a domestic partner or civil union partner, as defined under applicable state laws, we will treat him or her as a spouse for this provision, and he or she may elect to continue the Contract as described herein. However, a domestic partner or civil union partner cannot elect to continue the Contract if it is a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner or civil union partner, such domestic partner or civil union partner who elects to continue the Contract must still meet the distribution requirements of IRC Section 72(s). In order to meet these requirements, the amount of any gain in the Contract will become subject to income tax at the time the election to continue the Contract is made.

The right to continue the Contract by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while the Contract is in effect.

See “Taxes – Civil Unions and Domestic Partnerships” if you are in a domestic partnership or civil union.

Death Benefit Amount During the Accumulation Phase

The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the Contract is owned by a non-natural person, an Annuitant’s death.

There are two death benefit features available.

•	Return of Purchase Payment (ROP) Death Benefit (no additional charge)

•	Highest Quarterly Value (HQV) Death Benefit (for an additional charge)

When you purchase your Contract, you must select one death benefit feature. Once you have selected a death benefit feature and we issue the Contract, you cannot later select a different death benefit feature. The HQV Death Benefit is not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) is over the Age of 75 or if an Income Guarantee Feature has been elected.

Return of Purchase (ROP) Payment Death Benefit

The death benefit during the Accumulation Phase will be the greater of (1) and (2) below.

(1)	The total Purchase Payments, reduced by an adjustment for each withdrawal. The adjustment is equal to A divided by B, with the result multiplied by C, where:
        A = the Contract Value withdrawn, including any applicable CDSC;
        B = the Contract Value immediately prior to the withdrawal; and
C = the total Purchase Payments adjusted for any prior withdrawals.

(2)	The Contract Value.

A withdrawal will reduce the death benefit amount in direct proportion to the Contract Value reduction, including withdrawals of the ALBA if an Income Guarantee Feature is in effect. For example, if you take a 20% withdrawal from your Contract Value, the death benefit will be reduced by 20%. Since withdrawals result in a pro rata adjustment to the death benefit amount, the death benefit amount will be reduced by more than the actual dollar amount of the withdrawals when the death benefit is greater than the Contract Value. See “Appendix D –Death Benefit Examples – Return of Purchase Payment Death Benefit.”

The death benefit that is payable during the Accumulation Phase is determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of a payment method at our Service Center in Good Order. Where there is more than one Beneficiary, we will determine the death benefit as of the Close of Business on the first Business Day that any Beneficiary submits due proof of death and election of a payment method in Good Order. If the death benefit payable is greater than the Contract Value, we will apply an amount equal to the difference between the death benefit and Contract Value to each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value bears to your Contract Value. Any current DCA Term will then terminate. Each Beneficiary’s portion of the death benefit will be applied to their chosen death benefit payout option on the Business Day we receive their election of a payment method at our Service Center in Good Order, and will be paid from the Sub-Accounts on a pro rata basis. The balance of the death benefit will remain in the Sub-Accounts based on the current allocation until each of the other Beneficiaries submits their election of a payment method to our Service Center in Good Order. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. This risk is borne by the Beneficiary(ies).

The Return of Purchase Payment Death Benefit will terminate if the Contract terminates, once the Contract enters the Annuity Phase, or upon our receipt of due proof of the Owner’s death and election of the payment method unless the Contract is continued by the surviving spouse.

Highest Quarterly Value (HQV) Death Benefit

For additional detail on charge deduction and examples of the operation of this benefit see the section above entitled ‘‘Charges and Deductions’’ and “Appendix D – Death Benefit Examples – Highest Quarterly Value (HQV) Death Benefit.”

For an additional charge, at time of Contract issue, you may elect the  HQV Death Benefit. If you elect an Income Guarantee Feature or if the oldest Owner (oldest Annuitant is the Owner is a non-natural person) is over Age 75, you cannot elect this death benefit.

If you have elected the  HQV Death Benefit, the death benefit during the Accumulation Phase will be the greater of:

•	the Contract Value as of the Close of Business on the Business Day on which we receive due proof of death and an election of a payment method at our Service Center in Good Order, and

•	the Highest Quarterly Value.

Highest Quarterly Value

The Highest Quarterly Value will be the greater of (1) and (2) below:

1. The total Purchase Payments, reduced by an adjustment for each withdrawal; or

The adjustment for a withdrawal is equal to A divided by B, with the result multiplied by C, where:

A = the Contract Value withdrawn, including any applicable Contingent Deferred Sales Charge;
B = the Contract Value immediately prior to the withdrawal; and
C = the total Purchase Payments adjusted for any prior withdrawals.

Since withdrawals result in pro-rata adjustment to the total Purchase Payments, the total Purchase Payments will be reduced by more than the actual dollar amount of the withdrawals when the total Purchase Payments adjusted for any prior withdrawals is greater than the Contract Value.

2. The Annual Lock-In Feature.

Annual Lock-In Feature (ALIF)

On the Issue Date, the  ALIF is equal to the initial Purchase Payment.

After the Issue Date, the  ALIF is recalculated when any of the following occurs:

•	When a Purchase Payment is applied to the Contract. When a Purchase Payment is applied to the Contract, the ALIF is equal to the most recently calculated ALIF plus the Purchase Payment.

•	When a withdrawal of Contract Value occurs.

When a withdrawal of Contract Value occurs, the ALIF is equal to the most recently calculated ALIF reduced by a pro-rata adjustment for that withdrawal.
The adjustment is equal to A divided by B, with the result multiplied by C, where:

A = the Contract Value withdrawn, including any applicable CDSC; B = the Contract Value immediately prior to the withdrawal; and C = the most recently calculated ALIF.

Since withdrawals result in a pro-rata adjustment to the ALIF, the ALIF will be reduced by more than the actual dollar amount of the withdrawal when the most recently calculated ALIF is greater than the Contract Value.
•	On each Contract Anniversary up to and including the Contract Anniversary after the oldest Owner (or oldest Annuitant, if the Contract is owned by a non-natural person) attains Age 80.

On each Contract Anniversary, the  ALIF is equal to the greater of:

•	the most recently calculated ALIF; or

•	the highest quarterly Contract Value as determined on the last calendar day of any Contract Year quarter within the prior Contract Year after processing any transactions.

Once the Contract Anniversary after the oldest Owner (or oldest Annuitant, if the Contract is owned by a non-natural person) attains age 80 has occurred, the  ALIF will no longer recalculate on each Contract Anniversary. The ALIF will remain as the last calculated ALIF adjusted by subsequent Purchase Payments and withdrawals as previously described.

If the ownership of the Contract is changed to an Owner (Annuitant, if the Owner is a non-natural person), who was over the maximum age for electing the HQV Death Benefit on the Issue Date of the Contract, the ALIF will no longer apply. This includes changes as a result of a spousal continuance by a surviving spouse upon the death of the Owner. The death benefit will be the greater of the Contract Value and the total Purchase Payments, reduced by a pro-rata adjustment for each withdrawal. Since the ALIF will no longer apply, the death benefit value may be reduced at the time of the change in ownership. In this scenario, the HQV Death Benefit Charge will no longer be assessed, and any investment allocation restrictions will no longer apply.

Impact of Withdrawals on Highest Quarterly Contract Values

For the purpose of determining the highest quarterly Contract Value, as referenced above, each quarterly Contract Value will be reduced by withdrawals taken after the last calendar day of that Contract Year quarter.

The quarterly Contract Value(s) will be reduced by a pro-rata adjustment for each withdrawal.

The adjustment is equal to A divided by B, with the result multiplied by C, where:
A = the Contract Value withdrawn, including any applicable Contingent Deferred Sales Charge;
B = the Contract Value immediately prior to the withdrawal; and
C = the quarterly Contract Value.

Since withdrawals result in a pro-rata adjustment to the quarterly Contract Value, the quarterly Contract Value will be reduced by more than the actual dollar amount of the withdrawal when the quarterly Contract Value is greater than the Contract Value at the time of the withdrawal.

If multiple withdrawals occur in a Contract Year, each quarterly Contract Value may be reduced multiple times.

For example, if you request a withdrawal during the second Contract Year quarter, your quarterly Contract Value for the first Contract Year quarter will be reduced by the withdrawal. If you then request another withdrawal during the third Contract Year quarter, your quarterly Contract Value for the first Contract Year quarter will be reduced again by that second withdrawal and your quarterly Contract Value for the second Contract Year quarter will also be reduced by that withdrawal.

The death benefit that is payable during the Accumulation Phase is determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of a payment method at our Service Center in Good Order. Where there is more than one Beneficiary, we will determine the death benefit as of the Close of Business on the first Business Day that any Beneficiary submits due proof of death and election of a payment method in Good Order. If the death benefit payable is greater than the Contract Value, we will apply an amount equal to the difference between the death benefit and Contract Value to each Sub-Account and/or the  DCA Fixed Account, if applicable, in the ratio that your value bears to your Contract Value. Any current DCA Term will then terminate. Each Beneficiary’s portion of the death benefit will be applied to their chosen death benefit payout option on the Business Day we receive their election of a payment method at our Service Center in Good Order, and will be paid from the
Sub-Accounts on a pro rata basis. The balance of the death benefit will remain in the Sub-Accounts based on the current allocation until each of the other Beneficiaries submits their election of a payment method to our Service Center in Good Order. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. This risk is borne by the Beneficiary(ies).

HQV Death Benefit Charge

If you elect the  HQV Death Benefit, we will deduct an additional charge on a quarterly basis in arrears as a percentage of the Highest Quarterly Value on the last calendar day of each Contract Year quarter. The charge will be assessed against your Contract Value in the Sub Accounts in which you are invested in the same proportion that the amount of the Contract Value in each Sub-Account bears to the total Contract Value in the Sub-Accounts. The table below reflects the current and maximum charge.

If you make a total withdrawal, a pro-rata portion of the charge will be assessed based on the number of calendar days from the first calendar day of the current Contract Year quarter to the date of the total withdrawal.

HQV Death Benefit Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
On a quarterly basis in arrears, as a percentage of the Highest Quarterly Value on the last calendar day of each Contract Year quarter	0.30%	0.30%

HQV Death Benefit Allocation Restrictions

While the HQV Death Benefit is in effect, we reserve the right to modify the Sub-Accounts available with this feature from time to time. Currently, there are no such restrictions.

We will notify you by Written Notice at least 30 days before any change in Sub-Account restrictions. The restrictions in the type of Sub-Accounts available to you under the  HQV Death Benefit are intended to help us manage the risk associated with providing the HQV Death Benefit.

HQV Death Benefit Termination

The  HQV Death Benefit will terminate if the Contract terminates, once the Contract enters the Annuity Phase, or upon our receipt of due proof of the Owner’s death and election of the payment method unless the Contract is continued by the surviving spouse. You cannot request that the HQV Death Benefit be terminated.

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for Tax-Qualified Contracts in order to comply with RMD rules.

For Non-Qualified Contracts, each Beneficiary must elect the death benefit to be paid under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit.

•	Option 2 – Payment of the entire death benefit within five years of the date of any Owner’s death. This option may not be available if there are multiple Beneficiaries.

•	Option 3 – Payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must begin within one year of the date of any Owner’s death. This option is not available for a Beneficiary that is a non-natural person.

For Qualified Contracts, each Beneficiary must elect the death benefit to be paid under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit.

•	Option 2 – Payment of the entire death benefit by the end of the calendar year that contains the tenth anniversary of your death (fifth anniversary of your death if you do not have a designated Beneficiary as defined for purposes of IRC Section 401(a)(9), including where your Beneficiary is your estate or certain trusts). This option may not be available if there are multiple Beneficiaries.

•	Option 3 – If the Beneficiary is your surviving spouse, or is not more than ten years younger than you, payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must generally begin by the end of the calendar year following the year of your death. Additional deferral may be available for a spouse Beneficiary.

•	Option 4 – If the Beneficiary is your surviving spouse, or is not more than ten years younger than you, payment of the death benefit from a deferred annuity Contract over the life expectancy of the Beneficiary through a series of non-annuitized withdrawals made at least annually. Distribution must generally begin by the end of the calendar year following the year of your death. Additional deferral may be available for a spouse Beneficiary. Additional withdrawals, including full withdrawals, are available. This option may not be available if there are multiple Beneficiaries. See the section below entitled “Beneficiary IRA” for rules and restrictions.

If the sole primary Beneficiary is a spouse, continuation of the Contract in his or her own name is described previously in this section under “Death Benefit – Death of Owner During the Accumulation Phase.”

For Non-Qualified Contracts, any portion of the death benefit not applied to Option 3 within the time period specified must be distributed within five years of the date of the Owner’s death under Option 1 or Option 2. For Qualified Contracts, any portion of the death benefit not applied to Option 3 or Option 4 within the time period specified must be distributed by the end of the calendar year that contains the tenth anniversary of your death (fifth anniversary of your death if you do not have a designated Beneficiary as defined for purposes of IRC Section 401(a)(9), including where your Beneficiary is your estate or certain trusts) under Option 1 or Option 2. This is true even if you have restricted the Beneficiary’s payout option.  In addition, if you die after reaching the age at which RMDs must begin, your beneficiary is required to take annual required minimum distributions during the ten year distribution period.  You may restrict a Beneficiary’s right to elect a death benefit payout option. If you do so, such rights or options will not be available to the Beneficiary.

We may also consent to other death benefit payout options in addition to those described in this section as long as they comply with IRC Section 72(s) or Section 401(a)(9), as applicable.

If a Beneficiary chooses to receive payment of the death benefit other than as a lump sum, their successor Beneficiary will only receive any remaining Contract Value in the event of death before full distribution has been made. The death benefit will not apply upon the death of the Beneficiary.

Lump Sum Payments

If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive due proof of death and election of the payment method in Good Order at our Service Center, unless we are required to suspend or delay payment.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the Beneficiary over that Beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other Qualified Contract, an “Eligible Designated Beneficiary” may generally establish a Beneficiary IRA by either purchasing a new annuity Contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current Contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated Beneficiary, and certain trusts as Beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust Beneficiary).

However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated Beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated Beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA Owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA Owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase” for more information.

See “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.

Eligibility Requirements/Restrictions:

If a Beneficiary(ies) elects payment under Option 4 as a Beneficiary IRA after the death of the Owner, the following rules apply:

•	The annuity Contract will be titled in the Beneficiary’s name as Beneficiary for the deceased Owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the Owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original Owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value. If the original Owner died after RMDs were required to begin, and was younger than the Beneficiary, the RMD amount may be calculated based on the original Owner’s life expectancy in the year of his or her death.

•	We will not offer a Beneficiary IRA to a trust.

•	RMDs must be made at least annually through a SWP that we administer. The SWP cannot be terminated.

•	Withdrawals will not be subject to a CDSC.

•	The Beneficiary’s initial Contract Value will be equal to the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected.

•	Additional contributions cannot be applied to the Contract.

•	Upon the death of the Annuitant, any remaining Contract Value will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•	A Beneficiary IRA may only be established by the Beneficiary of the IRA Owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor Beneficiary.

•	Joint ownership of a Beneficiary IRA is not allowed.

•	If an Income Guarantee Feature is in effect, it will be terminated.

Beneficiaries should consult a tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Owner During the Annuity Phase

Upon any Owner’s death during the Annuity Phase, if the Annuitant is still alive, the surviving Owner will retain the ownership of the Contract. If there is no surviving Owner, the Beneficiary will become the Owner. Any remaining Annuity Payments under the Annuity Option elected will continue to be paid at least as rapidly as under the method of distribution in effect at such Owner’s death. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the Joint Annuitant is still living.

Death of Annuitant

If an Annuitant, who is not the Owner or Joint Owner, dies during the Accumulation Phase, you can name a new Annuitant subject to our approval. If there is no surviving Annuitant, the oldest Owner will become the Annuitant. If the Owner is a non-natural person and an Annuitant dies, you may not name a new Annuitant. In this case we will treat the death of the Annuitant as the death of the Owner and pay the death benefit as described in “Death Benefit – Death of Owner During the Accumulation Phase.”

Upon the death of the last surviving Annuitant on or after the Annuity Date, the death benefit, if any, is as specified in the Annuity Option elected. Upon the death of the last surviving Annuitant during the Annuity Phase, any remaining payment under the elected Annuity Option will be paid to the Beneficiary. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Owner/ Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Owner/ Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the Joint Annuitant is still living. We will treat a surviving Owner as the primary Beneficiary and treat any other Beneficiary designation on record at the time of death as a contingent Beneficiary.

Due Proof of Death

For purposes of determining due proof of death, we require:

•	a certified death certificate; or

•	a certified decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Additional Benefits

Terminal Illness Withdrawal Benefit

With this benefit, you may withdraw all or a portion of your Contract Value without incurring a CDSC if we receive a Written Request in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have met the following conditions:

•	For purposes of this benefit, you (or an Annuitant, if the Owner is a non-natural person) were not diagnosed with a terminal illness or a terminal condition resulting from bodily injury or disease or both as of the Issue Date.

•	Each withdrawal request is made on or after the “Eligibility Date for Waiver of Contingent Deferred Sales Charge,” which is one year after the Issue Date.

•	We will require proof that you (or an Annuitant, if the Owner is a non-natural person) are terminally ill, as described above, and not expected to live more than 12 months. This proof will include, but is not limited to, certification by a state licensed medical practitioner performing within the scope of his/her license. The state licensed medical practitioner must not be you or your parent, sibling, spouse or child (or an Annuitant or an Annuitant’s parent, sibling, spouse or child if the Owner is a non-natural person).

If we determine that your Written Request for a withdrawal free of CDSC does not meet the qualifying conditions, we will provide a Written Notice of such determination. We will not proceed with your Written Request for a withdrawal until we receive notification from you that you accept or reject the withdrawal including the CDSC assessed. If you do not accept the withdrawal including the CDSC, the withdrawal request will not be processed. If you do accept the withdrawal including the CDSC, we will process it on the Business Day you notify us of your acceptance.

There is no charge for the Terminal Illness Withdrawal Benefit. Please contact your registered representative or call the Service Center for more information.

Nursing Home and Hospital Withdrawal Benefit

With this benefit, you may withdraw all or a portion of your Contract Value without incurring a CDSC if we receive a Written Request in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have been confined to a licensed nursing care facility or accredited hospital or its successor, subject to the following requirements:

•	For purposes of this benefit, you (or the Annuitant, if the Owner is a non-natural person) are not confined in a licensed nursing care facility or accredited hospital or its successor on the Issue Date.

•	Each withdrawal request is made on or after the “Eligibility Date for Waiver of Contingent Deferred Sales Charge,” which is one year after the Issue Date.

•	Each withdrawal request is made within 120 calendar days after services were provided to you (or the Annuitant, if the Owner is a non-natural person). You must have been confined at a licensed nursing care facility and/or accredited hospital or its successor for a consecutive period of at least 90 consecutive calendar days.

•	The confinement must be prescribed by a state licensed medical practitioner performing within the scope of his/her license.

•	Each withdrawal is accompanied by proof satisfactory to us that you (or the Annuitant, if the Owner is a non-natural person) meet the qualifying conditions above.

You may not participate in the Systematic Withdrawal Program if we are currently waiving the CDSC in accordance with this benefit.

A licensed nursing care facility is an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care, or custodial nursing care. An accredited hospital is a hospital licensed, or recognized as a general hospital, by the state in which it is located or by the Joint Commission on the Accreditation of Hospitals, or its successors.

If we determine that your Written Request for a withdrawal free of CDSC does not meet the qualifying conditions, we will provide a Written Notice of such determination. We will not proceed with your Written Request for a withdrawal until we receive notification from you that you accept or reject the withdrawal including the CDSC assessed. If you do not accept the withdrawal including the CDSC, the withdrawal request will not be processed. If you do accept the withdrawal including the CDSC, we will process it on the Business Day you notify us of your acceptance.

There is no charge for the Nursing Home and Hospital Withdrawal Benefit.

The Nursing Home and Hospital Withdrawal Benefit may not be available in all states. See “Appendix G – State Variations of Certain Contract Features.” Please contact your registered representative or call the Service Center for more information.

Income Guarantee Features

We offer three optional Income Guarantee Features under the Contract: RetirePay, RetireCore, and RetireCore Stacking. An Income Guarantee Feature may only be elected at time of Contract issue, and you may only elect one of the three.

Each Income Guarantee Feature guarantees that each Contract Year beginning with the Guaranteed Lifetime Withdrawal Date, you can receive guaranteed lifetime income equal to the  ALBA even if your Contract Value is reduced to zero as long as there is a positive Benefit Base. However, you will not receive guaranteed lifetime income if your Contract Value is reduced to zero due to an Excess Withdrawal.

There are two versions of each Income Guarantee Feature: a single life version and a joint life version. For each version, there are two Automatic Step-Up options.

What are the differences between the Income Guarantee Features?

Please review the Rate Sheet Prospectus Supplement that is applicable to the three Income Guarantee Features and discuss their differences with your registered representative.

Living Benefit Parameter	RetirePay	RetireCore	RetireCore Stacking
Withdrawal Rates/Lifetime Guarantee Rates

Determined by using the age of the youngest covered person on the Guaranteed Lifetime Withdrawal Date and the number of full contract years from the RetirePay issue date until the Guaranteed Lifetime Withdrawal Date

		Initial rates determined by using the age of the youngest covered person on the Guaranteed Lifetime Withdrawal Date	Initial rates determined by using the age of the youngest covered person on the Guaranteed Lifetime Withdrawal Date
Withdrawal Rate/Lifetime Guarantee Rate Increases	Cannot increase after the Guaranteed Lifetime Withdrawal Date	Can increase after the Guaranteed Lifetime Withdrawal Date if there is an increase in the Benefit Base due to an Automatic Step-Up value after a new Age Range is reached	Can increase after the Guaranteed Lifetime Withdrawal Date if there is an Automatic Step-Up after a new Age Range is reached
Benefit Base

The initial Benefit Base is equal to the Contract Value as of the Issue Date.

The Benefit Base is increased by subsequent Purchase Payments and Automatic Step-Ups.  The Benefit Base is decreased by Excess Withdrawals.

The initial Benefit Base is equal to the Purchase Payment as of the Issue Date.

The Benefit Base is increased by subsequent Purchase Payments, increases to the Automatic Step-Up value, and increases to the roll-up value. The Benefit Base is decreased by Excess Withdrawals.

The Initial Benefit Base is equal to the Purchase Payment as of the Issue Date.

The Benefit Base is increased by subsequent Purchase Payments, Automatic Step-Ups, and roll-ups. The Benefit Base is decreased by Excess Withdrawals.

Living Benefit Parameter	RetirePay	RetireCore	RetireCore Stacking
Roll-Up Base	Not Applicable

The initial Roll-Up Base is equal to the Purchase Payment as of the Issue Date.

The Roll-up Base is increased by subsequent Purchase Payments and Automatic Step-Ups. The Roll-up Base is decreased by Excess Withdrawals.

The initial Roll-Up Base is equal to the Purchase Payment as of the Issue Date.

The Roll-up Base is increased by subsequent Purchase Payments and Automatic Step-Ups. The Roll-up Base is decreased by Excess Withdrawals.

Subsequent Purchase Payment Restrictions	Up to $10,000 after the first Contract year and prior to the Guaranteed Lifetime Withdrawal Date	Up to $25,000 after the first Contract year and prior to the Guaranteed Lifetime Withdrawal Date	Up to $25,000 after the first Contract year and prior to the Guaranteed Lifetime Withdrawal Date
Withdrawal Availability Prior to Establishing the Guaranteed Lifetime Withdrawal Date	You may elect to designate withdrawals that will not establish your Guaranteed Lifetime Withdrawal Date. These withdrawals will be Excess Withdrawals.

You may elect to designate the first withdrawal that you take as a non-lifetime withdrawal that will not establish your Guaranteed Lifetime Withdrawal Date.

This withdrawal will be an Excess Withdrawal.

You may elect to designate the first withdrawal that you take as a non-lifetime withdrawal that will not establish your Guaranteed Lifetime Withdrawal Date.

This withdrawal will be an Excess Withdrawal.

In addition to the differences between the Income Guarantee Features described above, we also expect the Withdrawal Rates/Lifetime Guarantee Rates to be different.

Important Income Guarantee Feature Considerations

An Income Guarantee Feature may not be appropriate for all Owners. You should understand the Income Guarantee Features completely before you elect one. In particular, please note the following:

•	Electing an Income Guarantee Feature does not in any way guarantee the performance of any of the investment options available under the Contract. The guarantees apply to the Benefit Base and the ALBA, which are subject to limitations in terms of your ability to access those values.

•	Postponing withdrawals may positively impact the ALBA (e.g., because of higher Withdrawal Rates when you are older and increased potential for Benefit Base growth). However, if you postpone taking withdrawals, you may limit the value of this feature because your remaining life expectancy shortens as you age.

•	Payments of the ALBA will first be made from your Contract Value. Our obligation to pay you more than your Contract Value, while your Income Guarantee Feature is in effect, will only arise if your Contract Value is reduced to zero and there is still a Benefit Base remaining.

•	Excess Withdrawals may significantly reduce or eliminate the value of the guarantees provided by your Income Guarantee Feature. Please consider the value of future withdrawals that you will need in deciding whether to elect an Income Guarantee Feature or the dollar amount of the Purchase Payments you apply to this Contract.

•	Because the Income Guarantee Feature Charge is a percentage of the Benefit Base, the positive effect of an increase in the Benefit Base will be partially offset by an increase in the cost of the benefit.

•	If you plan on making additional Purchase Payments, you should consider the limitations on subsequent Purchase Payments when your Income Guarantee Feature is in effect.

•	Your investment allocations are restricted. You should consider these restrictions when deciding whether to elect an Income Guarantee Feature.

•	If the joint life version of an Income Guarantee Feature is elected, a later divorce or dissolution of a civil union or domestic partnership may adversely impact the benefits of your Income Guarantee Feature, including possibly terminating the benefit, or resulting in a payment for only a single life, even though the joint life version was elected.

•	The Benefit Base is the amount that we use to determine your ALBA. The Benefit Base, the Roll-Up Value (RetireCore), and the Roll-Up Base (RetireCore and RetireCore Stacking) cannot be withdrawn, applied to an Annuity Option, or paid as a death benefit and are not amounts that are guaranteed to be returned to you.

•	In states where a change of ownership does not terminate your Income Guarantee Feature, such a change may adversely impact the benefits provided by your Income Guarantee Feature.

•	Electing the Income Guarantee Feature Charge Increase Opt-Out will establish your Guaranteed Lifetime Withdrawal Date, Withdrawal Rate, and Lifetime Guarantee Rate, if not previously established, terminate any future Automatic Step-Ups, terminate any future Roll-Ups (for RetireCore and RetireCore Stacking), and terminate your right to make subsequent Purchase Payments. If an Income Guarantee Feature Charge Increase Opt-Out is elected prior to the youngest Covered Person attaining age 59½, the Guaranteed Lifetime Withdrawal Date will instead be the date the youngest Covered Person attains age 59½.

•	An Income Guarantee Feature Charge Increase Opt-Out is irrevocable once it becomes effective.

•	For mathematical examples illustrating how the Income Guarantee Features operate, see Appendix F.

•	Please consult with a registered representative when evaluating the Income Guarantee Features.

Rate Sheet Prospectus Supplement Information

We use the Rate Sheet Prospectus Supplement (“Rate Sheet”) to provide current information about the Income Guarantee Features as of a certain effective date (“Rate Sheet Effective Date”). The Rate Sheet updates the following information regarding the Income Guarantee Features:

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	Income Guarantee Feature Charges,

•	Roll-Up Percentage (for RetireCore and RetireCore Stacking), and

•	Investment Allocation Restrictions

(collectively, referred to as the “Income Guarantee Feature Terms”).

A Rate Sheet that supersedes a prior Rate Sheet will not become effective unless Written Notice of the effective date of the new Rate Sheet is given at least 10 Business Days in advance. The relevant information from all superseded Rate Sheets can be found in Appendix H.

For Contracts issued in New York, the Withdrawal Rate applies prior to and during the Settlement Phase while an Income Guarantee Feature is in effect. For Contracts issued in New York, all references to “Lifetime Guarantee Rate” are replaced with “Withdrawal Rate.” Contracts issued in New York with RetirePay have a separate Rate Sheet than Contracts issued in all other states. RetireCore and RetireCore Stacking are not available in New York.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a subsequent Rate Sheet after you apply for your Contract and prior to your Issue Date.

In order for the Income Guarantee Feature Terms in any particular Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after the effective date of that Rate Sheet and prior to the effective date of the subsequent Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Requirements

The application information must be in Good Order within 10 business days after the application submit date, including completion of the broker-dealer suitability review. We also require payment of at least the minimum initial Purchase Payment within 10 Business Days after the application submit date (90 calendar days if you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer).

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the Income Guarantee Feature Terms in the Rate Sheet in effect on the application submit date will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return any Purchase Payment received.

If these Rate Sheet Eligibility Conditions are not met and your initial Purchase Payment was paid with proceeds from an IRS Section 1035 exchange or direct transfer, we will inform you and request instructions regarding whether to issue the Contract with the Income Guarantee Feature Terms in effect under the subsequent Rate Sheet or cancel the application. If you have not provided us with the requested instructions within 2 Business Days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in the Rate Sheet, if your application is submitted prior to a Rate Sheet Effective Date and your contact is issued on or after that Rate Sheet Effective Date, that Rate Sheet will apply if there are only beneficial changes to the terms of the Income Guarantee Feature you selected. If your contract is issued before a Rate Sheet Effective Date, that Rate Sheet will not apply and you will receive the Rate Sheet that was effective as of your application submit date.

The changes will be considered to be beneficial unless any of the following occurs for the Income Guarantee Feature you selected:

•	Any Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	Income Guarantee Feature Charges have increased,

•	The Roll-Up Percentage (for RetireCore and RetireCore Stacking) has decreased, or

•	Investment Allocation Restrictions have changed (excluding changes to the Investment Allocation Restrictions due to the addition of available investment options or changes that occur through fund substitutions or fund mergers).

For example:

•	A Rate Sheet is issued with an effective date of 5/1/2026.

•	Your application with transfer paperwork is submitted and received In Good Order on 8/3/2026.

•	A superseding rate sheet is issued on 8/18/2026, with a 9/1/2026 effective date.

IF	AND	THEN

The terms of the Income Guarantee Feature you elected on the superseding Rate Sheet:

•

Withdrawal Rates have increased;

•

Lifetime Guarantee Rates have increased;

•

Income Guarantee Feature Charges have increased;

•

The Roll-Up Percentage (if applicable) is unchanged; and

•

Investment Allocation Restrictions are unchanged.

Your initial purchase payment is received in Good Order and your Contract is issued prior to 9/1/2026.

You will receive the Income Guarantee Feature Terms in effect at the time of application on the 5/1/2026 Rate Sheet, as the initial purchase payment was received and the Contract was issued prior to the 9/1/2026 Rate Sheet Effective Date.

Your initial purchase payment is received in Good Order and your Contract is issued on or after 9/1/2026.

You will receive the Income Guarantee Feature Terms in effect  at the time of application on the 5/1/2026 Rate Sheet.

Even though the Withdrawal and Lifetime Guarantee Rates have both increased, the increase to the Income Guarantee Feature Charge is not considered beneficial.

The terms of the Income Guarantee Feature you elected on the superseding Rate Sheet:

•

Withdrawal Rates have increased;

•

Lifetime Guarantee Rates have increased;

•

Income Guarantee Feature Charges are unchanged;

•

The Roll-Up Percentage (if applicable) is unchanged; and

•

Investment Allocation Restrictions are unchanged

Your initial purchase payment is received in Good Order and your Contract is issued prior to 9/1/2026.

You will receive the Income Guarantee Feature Terms in effect  at the time of application on the 5/1/2026 Rate Sheet, as the initial purchase payment was received prior to the 9/1/2026 Rate Sheet Effective Date.

Your initial purchase payment is received in Good Order and your Contract is issued on or after 9/1/2026.

You will receive the Income Guarantee Feature Terms in effect  at the time of contract issue on the 9/1/2026 Rate Sheet.

Since the Withdrawal and Lifetime Guarantee Rates have both increased, and no other Income Guarantee Features have changed, the changes are considered beneficial.

You should not elect an Income Guarantee Feature without first obtaining the applicable Rate Sheet.

To obtain a current Prospectus and Rate Sheet or if you have any questions regarding the Rate Sheet, please contact your registered representative, visit us online at  www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216 (8 a.m.–8  p.m. Eastern Time).

Income Guarantee Feature Investment Allocation Restrictions

While an Income Guarantee Feature is in effect, the investment options available to you are restricted.

If a requested change in your allocations or a transfer of any portion of your Contract Value does not comply with these investment restrictions, you will be required to terminate your Income Guarantee Feature by Written Request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within 30 calendar days of the restrictions becoming effective, or we will terminate your Income Guarantee Feature.

For current investment option restrictions, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at the time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix  H.

MassMutual RetirePaySM

Covered Person(s)

The Covered Person(s) is the person(s) whose life is used to determine the duration of the ALBA. The Covered Person(s) is identified on the date RetirePay is issued, and cannot be changed after that Issue Date, even if there is a divorce or dissolution of a civil union or domestic partnership involving the Covered Person(s).

If the single life version is elected, the Covered Person is:

•	the Owner, if the Owner is a natural person,

•	the oldest Joint Owner, if the Contract has Joint Owners, or

•	the Annuitant, if the Owner is a non-natural person.

If the single life version is elected, we only allow one Annuitant, and the Annuitant must be the Covered Person. However, if you reach your Annuity Date and choose an Annuity Option other than that described in the “Latest Permitted Annuity Date” sub-section below, then you may change the Annuitant and/or name a joint Annuitant.

If the joint life version is elected, the Covered Persons are:

•	the Owner and his/her spouse (or domestic partner or civil union partner for Non-Qualified Contracts), if the Contract is owned by one natural person.

•	both Owners, if the Contract is jointly owned. The Joint Owners must be spouses (or domestic partners or civil union partners for Non-Qualified Contracts), or

•	the Annuitant and his/her spouse, if the Owner is a Custodial IRA.

The joint life version is not available under a Contract owned by a non-natural person, other than a Custodial IRA.

A surviving Covered Person will be considered the primary Beneficiary, and any other Beneficiary designation will be treated as a contingent Beneficiary (for Custodial IRAs, the Joint Covered Person must be the Beneficiary of the custodial account). However, the Beneficiary may be changed if the Joint Covered Person is no longer the spouse, domestic partner or civil union partner of the Owner, and the Contract has not yet entered the Annuity Phase.

If the joint life version is elected, the Annuitant must be a Covered Person and cannot be changed. If only one Annuitant is named and the Annuitant dies while RetirePay remains in effect, the surviving Covered Person becomes the Annuitant. Upon reaching the Latest

Permitted Annuity Date or entering the Settlement Phase, if both Covered Persons are living, they will become joint Annuitants. If you reach your Annuity Date and choose an Annuity Option other than that described under the Latest Permitted Annuity Date section, then you may change the Annuitant(s). See the sub-sections below entitled “Latest Permitted Annuity Date” and “Payments During the Settlement Phase.”

However, for Qualified Contracts and Contracts held as Custodial IRAs, if the Covered Person who is not the Owner (the Annuitant, if the Owner is a Custodial IRA) is no longer the Beneficiary (Beneficiary of the custodial account, if the Owner is a Custodial IRA) when the Annuity Date is reached, due to a Beneficiary change after a divorce then that Covered Person cannot become an Annuitant.

Withdrawals

The Guaranteed Lifetime Withdrawal Date

The Guaranteed Lifetime Withdrawal Date is the date on which the Company guarantees the Withdrawal Rate and the Lifetime Guarantee Rate and on which you may begin receiving payments of the ALBA.

The Guaranteed Lifetime Withdrawal Date will be the earlier of:

•	the date you elect the Guaranteed Lifetime Withdrawal Date; or

•	the effective date of an Income Guarantee Feature Charge Increase Opt-Out, as long as it is not prior to the youngest Covered Person attaining age 59½.

If an Income Guarantee Feature  Charge Increase Opt-Out is elected prior to the youngest Covered Person attaining age 59½, the Guaranteed Lifetime Withdrawal Date will instead be the date the youngest Covered Person attains age 59½.

The Guaranteed Lifetime Withdrawal Date  cannot be prior to the youngest Covered Person attaining age 59½. There is no ALBA prior to the election of the Guaranteed Lifetime Withdrawal Date.

Contingent Deferred Sales Charges

Contingent Deferred Sales Charges (CDSCs) may apply if any Excess Withdrawals exceed the Free Withdrawal Amount. CDSCs will not apply to an ALBA that exceeds the Free Withdrawal Amount.

Annual Lifetime Benefit Amount (ALBA) when Contract Value is Greater than Zero

On or after the Guaranteed Lifetime Withdrawal Date, and as long as your Contract Value is greater than zero, the ALBA is the maximum amount that may be withdrawn in the current Contract Year without being considered an Excess Withdrawal. Each withdrawal of the ALBA will reduce your Contract Value.

On your Guaranteed Lifetime Withdrawal Date, your  ALBA equals:

•	the Benefit Base, multiplied by

•	the applicable Withdrawal Rate.

Each time a withdrawal is made, we decrease the ALBA for that Contract Year by such withdrawal. The remaining amount is called the “Remaining ALBA” available for that Contract Year. Any Remaining ALBA not withdrawn in a Contract Year is not available in later Contract Years.

Withdrawal Rate – On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate using:

•	the number of full Contract Years from the Issue Date until the Guaranteed Lifetime Withdrawal Date, and

•	the Age of the youngest Covered Person on the Guaranteed Lifetime Withdrawal Date.

However, if the Income Guarantee Feature Charge is increased and you elect the Income Guarantee Feature Charge Increase Opt-Out prior to the youngest Covered Person attaining age 59½, the Withdrawal Rate is determined using the number of years from the Issue Date until the effective date of the Income Guarantee Feature Charge Increase Opt-Out, and age 59½ of the Youngest Covered Person.

The Withdrawal Rate will not change once determined. Generally, the greater the number of years from the Issue Date, and the older the youngest Covered Person is, the higher the Withdrawal Rate.

The  ALBA is recalculated on each Contract Anniversary after the recalculation of the Benefit Base. The calculation of the Benefit Base is explained in the Benefit Base sub-section below. The ALBA is recalculated before any other transactions are processed on the Contract Anniversary. The ALBA will change on a Contract Anniversary if the Benefit Base has changed since the prior Contract Anniversary.

In the Contract Year in which the Guaranteed Lifetime Withdrawal Date occurs, the entire  ALBA is available for withdrawal.

For current Withdrawal Rates, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at the time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix  H.

Annual Lifetime Benefit Amount (ALBA) when Contract Value Reduces to Zero

If your Contract Value is reduced to zero due to an Excess Withdrawal, the ALBA is no longer available. No further benefits will be payable under RetirePay, and RetirePay will terminate.

If your Contract Value is reduced to zero due to a withdrawal that is not an Excess Withdrawal, or due to the application of any Contract and rider charges against your Contract Value, your Contract will enter the Settlement Phase. Once the Contract has entered the Settlement Phase, no death benefit will be available, no additional Purchase Payments will be allowed, and no additional charges  will be assessed.

Payments During the Settlement Phase

When the Contract enters the Settlement Phase, we will first pay you any Remaining ALBA for that Contract Year.

On the later of your next Contract Anniversary or the date the youngest Covered Person attains Age 59½:

•	The ALBA will equal:

○	the Benefit Base, multiplied by

○	the applicable Lifetime Guarantee Rate.

•	We will begin paying you the ALBA in monthly installments for the rest of the Covered Person’s life (or if the joint life version was elected, for the rest of the lives of both Covered Persons).

While you are receiving payments of the ALBA in the Settlement Phase, the Contract will be considered to be in the Annuity Phase, payments will be treated as Annuity Payments, and the Covered Person(s) will be the Annuitant(s).

If the monthly installment of the ALBA is less than $100, the ALBA may be paid at any other frequency acceptable to us, but not less frequently than annually, and will be equal to the ALBA divided by the number of payments per year.

For Contracts with the joint life version, the  ALBA will be paid for the lives of both Covered Persons. If an Owner dies after the Contract enters the Settlement Phase, and there is a surviving Covered Person, the ALBA will be paid to the Beneficiary for the life of the surviving Covered Person. If the surviving Covered Person is not the Beneficiary (due to a Beneficiary change after a divorce or dissolution of a civil union or domestic partnership), the surviving Covered Person will have no rights to the remaining ALBA.

However, for Contracts held as an IRA or a Custodial IRA, if, at the time the Settlement Phase begins, the joint Covered Person is no longer the Beneficiary (or the Beneficiary of the custodial account if the Owner is a Custodial IRA), the joint Covered Person will not become an Annuitant and payments will cease upon death of the Owner (Annuitant if the Owner is a Custodial IRA). Therefore, any change in the Beneficiary due to a divorce could result in a  payout based only on a single life even when the joint life version was elected.

If the Guaranteed Lifetime Withdrawal Date has not been established when your Contract enters the Settlement Phase, then the later of your next Contract Anniversary or the date the youngest Covered Person attains Age 59½ will be the Guaranteed Lifetime Withdrawal Date.

Lifetime Guarantee Rate – On the Guaranteed Lifetime Withdrawal Date, we will determine the Lifetime Guarantee Rate using:

•	the number of full Contract Years from the Issue Date until the Guaranteed Lifetime Withdrawal Date, and

•	the Age of the youngest Covered Person on the Guaranteed Lifetime Withdrawal Date.

Generally, the greater the number of years from the Issue Date, and the older the youngest Covered Person is, the higher the Lifetime Guarantee Rate. The Lifetime Guarantee Rate will not change once determined. For Contracts issued in New York, the Withdrawal Rate applies prior to and during the Settlement Phase while RetirePay is in effect. For Contracts issued in New York, all references to “Lifetime Guarantee Rate” are replaced with “Withdrawal Rate.”

However, if you elect a Income Guarantee Feature Charge Increase Opt-Out prior to the youngest Covered Person’s age 59½, the Lifetime Guarantee Rate is determined using the full number of years from the Issue Date until the effective date of the Income Guarantee Feature Charge Increase Opt-Out, and age 59½ of the youngest Covered Person.

For current Lifetime Guarantee Rates, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix  H.

Excess Withdrawals

Withdrawals prior to the Guaranteed Lifetime Withdrawal Date

Any withdrawal (including  CDSCs applicable to the withdrawal) that occurs prior to the Guaranteed Lifetime Withdrawal Date, will be an Excess Withdrawal and will reduce the Benefit Base. This includes any withdrawals of your Free Withdrawal Amount.

Withdrawals on or after the Guaranteed Lifetime Withdrawal Date

Any withdrawal taken on or after the Guaranteed Lifetime Withdrawal Date that is less than or equal to the remaining  ALBA will not be considered an Excess Withdrawal and will not reduce the Benefit Base.

The portion of a withdrawal (including  CDSCs applicable to the withdrawal) from the Contract Value that causes the cumulative withdrawals to exceed the ALBA in that Contract Year will be an Excess Withdrawal. Any withdrawal that occurs after the cumulative withdrawals exceed the ALBA in that Contract Year will also be an Excess Withdrawal.

An  RMD that meets the conditions below will also not be an Excess Withdrawal:

•	It must be taken as part of the Company’s systematic withdrawal program established for the payment of RMDs, with no withdrawals outside of the RMD program occurring within the Contract Year;

•	It is taken on or after the Guaranteed Lifetime Withdrawal Date;

•	The RMD amount must be calculated by us based solely on the fair market value of the Contract;

•	The RMD must be the RMD calculated for the current calendar year.

We refer to any withdrawal that is not an Excess Withdrawal, such as withdrawals of the  ALBA and qualifying RMDs, as non-Excess Withdrawals.

Benefit Base

The Benefit Base is the amount that we use to determine your ALBA. The Benefit Base cannot be withdrawn, applied to an Annuity Option, or paid as a death benefit. It is not an amount that is guaranteed to be returned to you.

The initial Benefit Base is equal to the Purchase Payment as of the Issue Date.

The Benefit Base may change as a result of the following:

•	a subsequent Purchase Payment;

•	an Excess Withdrawal; or

•	an Automatic Step-Up.

Effect of Subsequent Purchase Payments on Benefit Base

The Benefit Base will be recalculated with each subsequent Purchase Payment received after the  Issue Date. The Benefit Base, after the application of each subsequent Purchase Payment, will be equal to the Benefit Base immediately prior to the subsequent Purchase Payment, plus the amount of the subsequent Purchase Payment, net of any applicable taxes.

Restrictions on Subsequent Purchase Payments

After your first Contract Year and prior to your Guaranteed Lifetime Withdrawal Date, we limit the total dollar amount of subsequent Purchase Payments that can be applied to your Contract during each Contract Year to $10,000 per Contract Year.

Subsequent Purchase Payments may not be made on or after your Guaranteed Lifetime Withdrawal Date.

If you elect a Income Guarantee Feature Charge Increase Opt-Out, no subsequent Purchase Payments may be made on or after the effective date of the Income Guarantee Feature Charge Increase Opt-Out.

Effect of Withdrawals on Benefit Base

Any non-Excess Withdrawal does not impact the Benefit Base.

Any Excess Withdrawal will have a negative impact on the Benefit Base. An Excess Withdrawal will decrease the Benefit Base in the same proportion as the amount of the Excess Withdrawal (including  CDSCs) divided by the Contract Value prior to the Excess Withdrawal. An Excess Withdrawal will reduce the Benefit Base by more than the dollar amount of the Excess Withdrawal when the Benefit Base is greater than the Contract Value. Unlike the proportional impact of an Excess Withdrawal on the Benefit Base, an Excess Withdrawal will reduce your Contract Value on a dollar-for-dollar basis.

An Excess Withdrawal will reduce the Benefit Base by an amount equal to A divided by B, with the result multiplied by  C, where:

A = The Excess Withdrawal including any applicable CDSC; B = The Contract Value immediately prior to the Excess Withdrawal; and C = the most recently calculated Benefit Base.

See “Appendix  F – Income Guarantee Feature Examples” for a hypothetical example of the impact of an Excess Withdrawal on the Benefit Base.

Effect of Automatic Step-Up on the Benefit Base

The Benefit Base may increase due to an Automatic Step-Up on each Contract Anniversary, provided that the Age of the Covered Person (or the youngest Covered Person for a joint life version) on the last calendar day of the prior Contract Year does not exceed the maximum Automatic Step-Up Age of 90.

You must elect one of the two Automatic Step-Up options at the Issue Date. You may not discontinue or change the Automatic Step-Up option.

If you elect a Income Guarantee Feature Charge Increase Opt-Out, no further Automatic Step-Ups will occur after the effective date of the Income Guarantee Feature Charge Increase Opt-Out.

Highest Anniversary Value Step-Up

If you elect the Highest Anniversary Value Step-Up option, an Automatic Step-Up will occur on the Contract Anniversary provided that on the last calendar day of the prior Contract Year the Contract Value exceeds the Benefit Base.

Any applicable Automatic Step-Up will increase the Benefit Base to the Contract Value. When calculating the Automatic Step-Up, the Contract Value that is compared to the Benefit Base will be determined after processing any transactions on the last calendar day of the prior Contract Year.

Highest Quarterly Value Step-Up

If you elect the Highest Quarterly Value Step-Up, an Automatic Step-Up will occur on the Contract Anniversary provided that the Contract Value, on the last calendar day of any Contract Year quarter within the prior Contract Year, exceeds the Benefit Base immediately before the Automatic Step-Up.

Any applicable Automatic Step-Up will increase the Benefit Base to the highest quarterly Contract Value that occurred during the prior Contract Year. When calculating the Automatic Step-Up, the Contract Value for each Contract Year quarter that is compared to the Benefit Base will be determined after processing any transactions on the last calendar day of that Contract Year quarter.

Impact of Withdrawals on Highest Quarterly Value Step-Up

If the Highest Quarterly Value Step-Up option has been elected, withdrawals may impact the Highest Quarterly Value Step-Up. For the purpose of determining the Highest Quarterly Value Step-Up, each quarterly Contract Value will be reduced by withdrawals taken after the last calendar day of that Contract Year quarter.

The quarterly Contract Value will be reduced by:

(a)	the total dollar amount of all non-Excess Withdrawals, and

(b)	if applicable, an amount equal to the same percentage that the Contract Value is reduced as a result of an Excess Withdrawal. For example, if the Contract Value is reduced by 5% due to an Excess Withdrawal the quarterly Contract Value will also be reduced by an additional 5%.

If multiple withdrawals occur in a Contract Year, each quarterly Contract Value may be reduced multiple times.

For example, if you request a withdrawal during the second Contract Year quarter, your quarterly Contract Value for the first Contract Year quarter will be reduced by the withdrawal. If you then request another withdrawal during the third Contract Year quarter, your quarterly Contract Value for the first Contract Year quarter will be reduced again by the second withdrawal and your quarterly Contract Value for the second Contract Year quarter will also be reduced by that withdrawal.

See “Appendix  F – Income Guarantee Feature Examples” for a hypothetical example of the impact of withdrawals on the Highest Quarterly Value Step-Up.

Income Guarantee Feature  Charge

We will assess the Income Guarantee Feature  Charge on a quarterly basis in arrears. On the last calendar day of each Contract quarter, a charge will be assessed against your Contract Value. The amount that is deducted from your Contract Value is equal to the Income Guarantee Feature Charge multiplied by the Benefit Base on such day (after taking into account any other transactions processed on such day).

Income Guarantee Feature Charge Increase Opt-Out

If we plan to increase your Income Guarantee Feature Charge, we will provide at least thirty (30) calendar days advance notice of the increase. The increase will be effective on your next Contract Anniversary.

You have the right to opt-out of a Income Guarantee Feature Charge increase by Written Request. We must receive your Written Request by the Close of Business on the last Business Day prior to your next Contract Anniversary. If you opt-out of the Income Guarantee Feature Charge increase, then your Income Guarantee Feature Charge Increase Opt-Out is effective on your next Contract Anniversary.

By electing to opt-out of the Income Guarantee Feature Charge increase, you will:

•	establish the Guaranteed Lifetime Withdrawal Date, if not previously established;

•	determine the Withdrawal Rate, if not previously established;

•	determine the Lifetime Guarantee Rate, if not previously established;

•	terminate your right to any future Automatic Step-ups after the effective date; and

•	terminate your right to make subsequent Purchase Payments on or after the effective date.

A Income Guarantee Feature Charge Increase Opt-Out is irrevocable once it becomes effective.

The Income Guarantee Feature Charge in effect when the Income Guarantee Feature Charge Increase Opt-Out become effective will remain in place until  RetirePay terminates.

Income Guarantee Feature Charge Upon Rider Termination

If your Income Guarantee Feature terminates, except for a termination under sections (a), (b) and (c) in the sub-section below entitled “RetirePay Termination,” a pro-rata portion of the Income Guarantee Feature Charge will be assessed based on the number of days from the first calendar day of the current Contract quarter to the date of termination. If RetirePay terminates under sections (a), (b) and (c) in the sub-section below entitled “RetirePay Termination,” the charge is waived. If you reach your Latest Permitted Annuity Date, and your Contract Value is applied to an Annuity Option described in the sub-section below entitled “Latest Permitted Annuity Date,” the Income Guarantee Feature Charge is also waived. Once RetirePay has terminated, there will be no further Income Guarantee Feature Charges assessed.

We deduct the Income Guarantee Feature Charge pro-rata from each Sub-Account in which you are invested.

The maximum annualized Income Guarantee Feature Charge is shown in the following table. For current Income Guarantee Feature Charges, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix  H.

Maximum
Income Guarantee Feature Charge (as a percentage of Benefit Base)
Single Life Highest Anniversary Value Step-up	2.50%(1)
Joint Life Highest Anniversary Value Step-up	2.50%(1)
Single Life Highest Quarterly Value Step-up	2.50%(1)
Joint Life Highest Quarterly Value Step-up	2.50%(1)
(1)	We deduct the quarterly portion of this annualized charge from your Contract Value on a quarterly basis in arrears.

Contract Continuation

If the joint life version of RetirePay is elected and a Covered Person continues the Contract under the death benefit provisions section of the Contract, RetirePay will also continue as long as it was in effect at the time of the continuation. The Covered Person is eligible to receive the ALBA each year for the remainder of his or her life, provided RetirePay is not terminated.

If the joint life version of RetirePay is elected and you, as IRA Custodian, continue the Contract under the death benefit provisions section of the Contract, and the deceased Annuitant’s surviving spouse is also a Covered Person, RetirePay will also continue as long as it was in effect at the time of the continuation. You are guaranteed to receive the ALBA each year for the remainder of the Covered Person’s life, provided RetirePay is not terminated.

If you (Annuitant for a Custodial IRA) die before the Guaranteed Lifetime Withdrawal Date and if the Contract is continued, then the Guaranteed Lifetime Withdrawal Date elected by the Owner of the continued Contract will determine the Withdrawal Rate and Lifetime Guarantee Rate for the Contract.

If you (Annuitant for a Custodial IRA) die on or after the Guaranteed Lifetime Withdrawal Date and if the Contract is continued, then the Withdrawal Rate and Lifetime Guarantee Rate that apply after the continuation will be the same as the Withdrawal Rate and Lifetime Guarantee Rate in effect prior to the continuation.

Latest Permitted Annuity Date

If RetirePay is in effect, you have reached the Latest Permitted Annuity Date of your Contract, and your Contract Value has not reached zero, one of the following additional Annuity Options will be available to you based upon the number of Covered Persons still living. Unless you direct us otherwise, we will automatically pay you Annuity Payments under an installment refund Annuity Option based upon the number of Covered Persons still living.

One (1) Covered Person – Installment Refund

Beginning on the Annuity Date, we will make Annuity Payments equal to the amount of the ALBA for the life of the Annuitant. Annuity Payments cease upon the death of the Annuitant, subject to the installment refund guarantee. The installment refund guarantees upon the death of the Annuitant, if the total of all Annuity Payments made is less than the Contract Withdrawal Value on the Latest Permitted Annuity Date, Annuity Payments will continue to be paid in the same amount and at the same frequency then in effect, until the total Annuity Payments made is equal to the Contract Withdrawal Value on the Latest Permitted Annuity Date. The Beneficiary(ies) may instead elect to receive the commuted value calculated as shown on the Guaranteed Lifetime Withdrawal Benefit Contract schedule, of any remaining Annuity Payments in a lump sum. If the total of all Annuity Payments made is equal to or greater than the Contract Withdrawal Value on the Latest Permitted Annuity Date, no additional Annuity Payments will be made.

Two (2) Covered Persons – Installment Refund

Beginning on the Annuity Date, we will make Annuity Payments equal to the amount of the ALBA for the life of the Annuitant and the joint Annuitant. Annuity Payments cease upon the death of the surviving Annuitant, subject to the installment refund guarantee. The installment refund guarantees upon the death of the last surviving Annuitant, if the total of all Annuity Payments made is less than the Contract Withdrawal Value on the Latest Permitted Annuity Date, Annuity Payments will continue to be paid in the same amount and at the same frequency then in effect, until the total Annuity Payments made is equal to the Contract Withdrawal Value on the Latest Permitted Annuity Date. The Beneficiary(ies) may instead elect to receive the commuted value calculated as shown on the Guaranteed Lifetime Withdrawal Benefit Contract schedule, of any remaining Annuity Payments in a lump sum. If the total of all Annuity Payments made is equal to or greater than the Contract Withdrawal Value on the Latest Permitted Annuity Date, no additional Annuity Payments will be made.

However, for Qualified Contracts and Contracts held as Custodial IRAs, if the Covered Person, who is not the Owner (Annuitant if the Owner is a Custodial IRA), is no longer the Beneficiary (Beneficiary of the custodial account if the Owner is a Custodial IRA) when the Latest Permitted Annuity Date is reached (due to a Beneficiary change after a divorce), this section will apply as if that Covered Person were no longer living. Therefore, any change in the Beneficiary after a divorce could result in a payout based only on a single life even when the joint life version was elected. See “The Annuity Phase – Limitations on Payment Options.”

RetirePay Termination

RetirePay will terminate upon the earliest of:

(a)	Prior to the Settlement Phase or Annuity Phase, death of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) unless the joint life version of RetirePay is in effect and the Contract is continued under the death benefit provisions section of the Contract and in accordance with the Contract continuation provisions of RetirePay;

(b)	Death of the Owner (or the Annuitant if the Owner is a non-natural person) after the Contract has been continued by the surviving spouse or an IRA Custodian, unless you are receiving payments under one of the Annuity Options under RetirePay at the Latest Permitted Annuity Date, in which case, RetirePay will terminate upon the last Annuity Payment;

(c)	The date you apply your Contract Value to an Annuity Option, unless you are receiving payments under one of the Annuity Options under RetirePay at the Latest Permitted Annuity Date, in which case, RetirePay will terminate upon the last Annuity Payment;

(d)	In most states, upon a change in ownership (or assignment) of the Contract, unless:

(i)	the new Owner or assignee assumes full ownership of the Contract and is essentially the same person as the previous Owner, (e.g. an individual ownership changed to a personal revocable trust, a change to a court appointed guardian representing the Owner during the Owner’s lifetime, etc.);

(ii)	the assignment is for an exchange under IRC Section 1035 (i.e., RetirePay may continue during the temporary assignment period and not terminate until the Contract is fully surrendered);

(iii)	the Contract is transferred to a spouse (or domestic partner or civil union partner for Non-Qualified Contracts) and the new Owner was a Covered Person as of the Issue Date; or

(iv)	the Contract is transferred to a spouse (or domestic partner or civil union partner for Non-Qualified Contracts) or to a former spouse in connection with a divorce (or dissolution of a civil union or domestic partnership for Non-Qualified Contracts) and the new Owner was a Covered Person as of the Issue Date.

(e)	The date we receive a Written Request to terminate RetirePay.

(f)	Termination of the Contract to which RetirePay is attached.

If RetirePay is terminated, it cannot be re-elected at a later date.

See “Appendix G – State Variations of Certain Contract Features.”

MassMutual RetireCoreSM   Stacking

Covered Person(s)

The Covered Person(s) is the person(s) whose life is used to determine the duration of the ALBA. The Covered Person(s) is identified on the date RetireCore Stacking is issued, and cannot be changed after that Issue Date, even if there is a divorce or dissolution of a civil union or domestic partnership involving the Covered Person(s).

If the single life version is elected, the Covered Person is:

•	the Owner, if the Owner is a natural person,

•	the oldest Joint Owner, if the Contract has Joint Owners, or

•	the Annuitant, if the Owner is a non-natural person.

If the single life version is elected, we only allow one Annuitant, and the Annuitant must be the Covered Person. However, if you reach your Annuity Date and choose an Annuity Option other than that described in the “Latest Permitted Annuity Date” sub-section below, then you may change the Annuitant and/or name a joint Annuitant.

If the joint life version is elected, the Covered Persons are:

•	the Owner and his/her spouse (or domestic partner or civil union partner for Non-Qualified Contracts), if the Contract is owned by one natural person.

•	both Owners, if the Contract is jointly owned. The Joint Owners must be spouses (or domestic partners or civil union partners for Non-Qualified Contracts), or

•	the Annuitant and his/her spouse, if the Owner is a Custodial IRA.

The joint life version is not available under a Contract owned by a non-natural person, other than a Custodial IRA.

A surviving Covered Person will be considered the primary Beneficiary, and any other Beneficiary designation will be treated as a contingent Beneficiary (for Custodial IRAs, the Joint Covered Person must be the Beneficiary of the custodial account). However, the Beneficiary may be changed if the Joint Covered Person is no longer the spouse, domestic partner or civil union partner of the Owner, and the Contract has not yet entered the Annuity Phase.

If the joint life version is elected, the Annuitant must be a Covered Person and cannot be changed. If only one Annuitant is named and the Annuitant dies while  RetireCore Stacking remains in effect, the surviving Covered Person becomes the Annuitant. Upon reaching the Latest Permitted Annuity Date or entering the Settlement Phase, if both Covered Persons are living, they will become joint Annuitants. If you reach your Annuity Date and choose an Annuity Option other than that described under the Latest Permitted Annuity Date section, then you may change the Annuitant(s). See the sub-sections below entitled “Latest Permitted Annuity Date” and “Payments During the Settlement Phase.”

However, for Qualified Contracts and Contracts held as Custodial IRAs, if the Covered Person who is not the Owner (the Annuitant, if the Owner is a Custodial IRA) is no longer the Beneficiary (Beneficiary of the custodial account, if the Owner is a Custodial IRA) when the Annuity Date is reached, due to a Beneficiary change after a divorce then that Covered Person cannot become an Annuitant.

Withdrawals

The Guaranteed Lifetime Withdrawal Date

The Guaranteed Lifetime Withdrawal Date is the date on which the Company guarantees both the initial Withdrawal Rate and the initial Lifetime Guarantee Rate, and on which you may begin receiving payments of the ALBA.

The Guaranteed Lifetime Withdrawal Date will be the earlier of:

•	the date of your first withdrawal on or after the youngest Covered Person attains age 59 ½, unless you designate that withdrawal as a Non-Lifetime Withdrawal, in which case it would be the subsequent withdrawal; or

•	the effective date of an Income Guarantee Feature Charge Increase Opt-Out, as long as it is not prior to the youngest Covered Person attaining age 59½.

If an Income Guarantee Feature Charge Increase Opt-Out is elected prior to the youngest Covered Person attaining age 59½, the Guaranteed Lifetime Withdrawal Date will instead be the date the youngest Covered Person attains age 59½.

The Guaranteed Lifetime Withdrawal Date cannot be prior to the youngest Covered Person attaining age 59½. There is no  ALBA prior to the Guaranteed Lifetime Withdrawal Date.

Contingent Deferred Sales Charges

Contingent Deferred Sales Charges (CDSCs) may apply if any Excess Withdrawals exceed the Free Withdrawal Amount. CDSCs will not apply to an ALBA that exceeds the Free Withdrawal Amount.

Non-Lifetime Withdrawal

You may elect to designate the first withdrawal taken on or after the date that the youngest Covered Person attains age 59½ as a non-Lifetime Withdrawal, as long as the Guaranteed Lifetime Withdrawal Date has not yet been established. Such designation must be made by Written Request at the time of withdrawal.

By designating a withdrawal as a Non-Lifetime Withdrawal:

•	the Guaranteed Lifetime Withdrawal Date will not be established by that withdrawal, and

•	the withdrawal will be an Excess Withdrawal.

Designation of a withdrawal as a Non-Lifetime Withdrawal is irrevocable once it becomes effective.

Annual Lifetime Benefit Amount (ALBA) when Contract Value is Greater than Zero

On or after the Guaranteed Lifetime Withdrawal Date, and as long as your Contract Value is greater than zero, the ALBA is the maximum amount that may be withdrawn in the current Contract Year without being considered an Excess Withdrawal. Each withdrawal of the ALBA will reduce your Contract Value.

On your Guaranteed Lifetime Withdrawal Date, your  ALBA equals:

•	the Benefit Base multiplied by

•	the applicable Withdrawal Rate.

Each time a withdrawal is made, we decrease the  ALBA for that Contract Year by such withdrawal. The remaining amount is called the “Remaining ALBA” available for that Contract Year. Any Remaining ALBA not withdrawn in a Contract Year is not available in later Contract Years.

Withdrawal Rate

On the Guaranteed Lifetime Withdrawal Date, we will determine the initial Withdrawal Rate using the Age of the youngest Covered Person on the Guaranteed Lifetime Withdrawal Date.

If an Automatic Step-Up occurs after the Guaranteed Lifetime Withdrawal Date, and if the Age of the youngest Covered Person has moved to a new Age Range since the last determination of the Withdrawal Rate, then the Withdrawal Rate will be increased to the Withdrawal Rate corresponding to the new Age Range. The Withdrawal Rate may increase after it is initially determined, but it can never decrease. Generally, the older the youngest Covered Person is, the higher the Withdrawal Rate.

The  ALBA is recalculated on each Contract Anniversary after the recalculation of the Benefit Base. The calculation of the Benefit Base is explained in the Benefit Base sub-section below. The ALBA is recalculated before any other transactions are processed on the Contract Anniversary. The ALBA will change on a Contract Anniversary if the Benefit Base has changed since the prior Contract Anniversary.

For current Withdrawal Rates and Age Ranges, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at the time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix  H.

Annual Lifetime Benefit Amount (ALBA) when Contract Value Reduces to Zero

If your Contract Value is reduced to zero due to an Excess Withdrawal, the ALBA is no longer available. No further benefits will be payable under RetireCore Stacking, and RetireCore Stacking will terminate.

If your Contract Value is reduced to zero due to a withdrawal that is not an Excess Withdrawal, or due to the application of any Contract and rider charges against your Contract Value, your Contract will enter the Settlement Phase. Once the Contract has entered the Settlement Phase, no death benefit will be available, no additional Purchase Payments will be allowed, and no additional charges  will be assessed.

Payments During the Settlement Phase

When the Contract enters the Settlement Phase, we will first pay you any Remaining ALBA for that Contract Year.

On the later of your next Contract Anniversary or the date the youngest Covered Person attains Age 59½:

•	The ALBA will equal:

○	the Benefit Base, multiplied by

○	the applicable Lifetime Guarantee Rate.

•	We will begin paying you the ALBA in monthly installments for the rest of the Covered Person’s life (or if the joint life version was elected, for the rest of the lives of both Covered Persons).

While you are receiving payments of the  ALBA in the Settlement Phase, the Contract will be considered to be in the Annuity Phase, payments will be treated as Annuity Payments, and the Covered Person(s) will be the Annuitant(s).

If the monthly installment of the  ALBA is less than $100, the ALBA may be paid at any other frequency acceptable to us, but not less frequently than annually, and will be equal to the ALBA divided by the number of payments per year.

For Contracts with the joint life version, the  ALBA will be paid for the lives of both Covered Persons. If an Owner dies after the Contract enters the Settlement Phase, and there is a surviving Covered Person, the ALBA will be paid to the Beneficiary for the life of the surviving Covered Person. If the surviving Covered Person is not the Beneficiary (due to a Beneficiary change after a divorce or dissolution of a civil union or domestic partnership), the surviving Covered Person will have no rights to the remaining ALBA.

However, for Contracts held as an IRA or a Custodial IRA, if, at the time the Settlement Phase begins, the joint Covered Person is no longer the Beneficiary (or the Beneficiary of the custodial account if the Owner is a Custodial IRA), the joint Covered Person will not become an Annuitant and payments will cease upon death of the Owner (Annuitant if the Owner is a Custodial IRA). Therefore, any change in the Beneficiary due to a divorce could result in a  payout based only on a single life even when the joint life version was elected.

If the Guaranteed Lifetime Withdrawal Date has not been established when your Contract enters the Settlement Phase, then the later of your next Contract Anniversary or the date the youngest Covered Person attains age 59 ½ will be the Guaranteed Lifetime Withdrawal Date.

Lifetime Guarantee Rate

On the Guaranteed Lifetime Withdrawal Date, we will determine the initial Lifetime Guarantee Rate using the Age of the youngest Covered Person on the Guaranteed Lifetime Withdrawal Date.

Prior to the Settlement Phase, if an Automatic Step-Up occurs after the Guaranteed Lifetime Withdrawal Date, and if the Age of the youngest Covered Person has moved to a new Age Range since the last determination of the Lifetime Guarantee Rate, then the Lifetime Guarantee Rate will be increased to the Lifetime Guarantee Rate corresponding to the new Age Range. The Lifetime Guarantee Rate may increase after it is initially determined, but it can never decrease. Generally, the older the youngest Covered Person is, the higher the Lifetime Guarantee Rate.

For current Lifetime Guarantee Rates and Age Ranges, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at the time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix  H.

Excess Withdrawals

Withdrawals prior to the Guaranteed Lifetime Withdrawal Date

Any withdrawal (including CDSCs applicable to the withdrawal) that occurs prior to the Guaranteed Lifetime Withdrawal Date, will be an Excess Withdrawal and will reduce the Benefit Base. This includes any withdrawals of your Free Withdrawal Amount.

Withdrawals on or after the Guaranteed Lifetime Withdrawal Date

Any withdrawal taken on or after the Guaranteed Lifetime Withdrawal Date that is less than or equal to the remaining ALBA will not be considered an Excess Withdrawal and will not reduce the Benefit Base.

The portion of a withdrawal (including  CDSCs applicable to the withdrawal) from the Contract Value that causes the cumulative withdrawals to exceed the ALBA in that Contract Year will be an Excess Withdrawal. Any withdrawal that occurs after the cumulative withdrawals exceed the ALBA in that Contract Year will also be an Excess Withdrawal.

An  RMD that meets the conditions below will also not be an Excess Withdrawal:

•	It must be taken as part of the Company’s systematic withdrawal program established for the payment of RMDs, with no withdrawals outside of the RMD program occurring within the Contract Year;

•	It is taken on or after the Guaranteed Lifetime Withdrawal Date;

•	The RMD amount must be calculated by us based solely on the fair market value of the Contract;

•	The RMD must be the RMD calculated for the current calendar year.

We refer to any withdrawal that is not an Excess Withdrawal, such as withdrawals of the  ALBA and qualifying RMDs, as non-Excess Withdrawals.

Benefit Base

The Benefit Base is the amount that we use to determine your ALBA. The Benefit Base cannot be withdrawn, applied to an Annuity Option, or paid as a death benefit. It is not an amount that is guaranteed to be returned to you.

The initial Benefit Base is equal to the Purchase Payment as of the Issue Date.

The Benefit Base may change as a result of the following:

•	a subsequent Purchase Payment;

•	an Excess Withdrawal;

•	a Roll-Up; or

•	an Automatic Step-Up.

Effect of Subsequent Purchase Payments on Benefit Base

The Benefit Base will be recalculated with each subsequent Purchase Payment received after the  Issue Date. The Benefit Base, after the application of each subsequent Purchase Payment, will be equal to the Benefit Base immediately prior to the subsequent Purchase Payment, plus the amount of the subsequent Purchase Payment, net of any applicable taxes.

Restrictions on Subsequent Purchase Payments

After your first Contract Year and prior to your Guaranteed Lifetime Withdrawal Date, we limit the total dollar amount of subsequent Purchase Payments that can be applied to your Contract during each Contract Year to $25,000 per Contract Year.

Subsequent Purchase Payments may not be made on or after your Guaranteed Lifetime Withdrawal Date.

If you elect an Income Guarantee Feature Charge Increase Opt-Out, no subsequent Purchase Payments may be made on or after the effective date of the Income Guarantee Feature Charge Increase Opt-Out.

Effect of Withdrawals on Benefit Base

Any non-Excess Withdrawal does not impact the Benefit Base.

Any Excess Withdrawal will have a negative impact on the Benefit Base. An Excess Withdrawal will decrease the Benefit Base in the same proportion as the amount of the Excess Withdrawal (including  CDSCs) divided by the Contract Value prior to the Excess Withdrawal. An Excess Withdrawal will reduce the Benefit Base by more than the dollar amount of the Excess Withdrawal when the Benefit Base is greater than the Contract Value. Unlike the proportional impact of an Excess Withdrawal on the Benefit Base, an Excess Withdrawal will reduce your Contract Value on a dollar-for-dollar basis.

An Excess Withdrawal will reduce the Benefit Base by an amount equal to A divided by B, with the result multiplied by  C, where:

A = The Excess Withdrawal including any applicable CDSC; B = The Contract Value immediately prior to the Excess Withdrawal; and C = the most recently calculated Benefit Base.

See “Appendix  F – Income Guarantee Feature Examples” for a hypothetical example of the impact of an Excess Withdrawal on the Benefit Base.

Effect of Automatic Step-Up on the Benefit Base

The Benefit Base may increase due to an Automatic Step-Up on each Contract Anniversary, provided that the Age of the Covered Person (or the youngest Covered Person for a joint life version) on the last calendar day of the prior Contract Year does not exceed the maximum Automatic Step-Up Age of 90.

You must elect one of the two Automatic Step-Up options at the Issue Date. You may not discontinue or change the Automatic Step-Up option.

If you elect an Income Guarantee Feature Charge Increase Opt-Out, no further Automatic Step-Ups will occur after the effective date of the Income Guarantee Feature Charge Increase Opt-Out.

Highest Anniversary Value Step-Up

If you elect the Highest Anniversary Value Step-Up, an Automatic Step-Up will occur on the Contract Anniversary provided that on the last calendar day of the prior Contract Year the Contract Value exceeds the Benefit Base after the application of any Roll-Up and immediately before the Automatic Step-Up. Any applicable Automatic Step-Up will increase the Benefit Base to the Contract Value. When calculating the Automatic Step-Up, the Contract Value that is compared to the Benefit Base will be determined after processing any transactions on the last calendar day of the prior Contract Year.

Highest Quarterly Value Step-Up

If you elect the Highest Quarterly Value Step-Up, an Automatic Step-Up will occur on the Contract Anniversary provided that the Contract Value, on the last calendar day of any Contract Year quarter within the prior Contract Year, exceeds the Benefit Base after the application of any Roll-Up and immediately before the Automatic Step-Up.

Any applicable Automatic Step-Up will increase the Benefit Base to the highest quarterly Contract Value that occurred during the prior Contract Year. When calculating the Automatic Step-Up, the Contract Value for each Contract Year quarter that is compared to the Benefit Base will be determined after processing any transactions on the last calendar day of that Contract Year quarter.

Impact of Withdrawals on Highest Quarterly Value Step-Up

If the Highest Quarterly Value Step-Up option has been elected, withdrawals may impact the Highest Quarterly Value Step-Up. For the purpose of determining the Highest Quarterly Value Step-Up, each quarterly Contract Value will be reduced by withdrawals taken after the last calendar day of that Contract Year quarter.

The quarterly Contract Value will be reduced by:

(a)	the total dollar amount of all non-Excess Withdrawals, and

(b)	if applicable, an amount equal to the same percentage that the Contract Value is reduced as a result of an Excess Withdrawal. For example, if the Contract Value is reduced by 5% due to an Excess Withdrawal the quarterly Contract Value will also be reduced by an additional 5%.

If multiple withdrawals occur in a Contract Year, each quarterly Contract Value may be reduced multiple times.

For example, if you request a withdrawal during the second Contract Year quarter, your quarterly Contract Value for the first Contract Year quarter will be reduced by the withdrawal. If you then request another withdrawal during the third Contract Year quarter, your quarterly Contract Value for the first Contract Year quarter will be reduced again by the second withdrawal and your quarterly Contract Value for the second Contract Year quarter will also be reduced by that withdrawal.

See “Appendix  F – Income Guarantee Feature Examples” for a hypothetical example of the impact of withdrawals on the Highest Quarterly Value Step-Up.

Effect of the Roll-Up on the Benefit Base

On each Contract Anniversary, on or before the Roll-Up Period End Date, if no withdrawals occurred in the previous Contract Year, the Benefit Base will be increased by a Roll-Up. If a withdrawal occurred in the previous Contract Year, the Benefit Base will not be increased by a Roll-Up.

If you elect an Income Guarantee Feature Charge Increase Opt-Out, no further Roll-Ups will occur after the effective date of the Income Guarantee Feature Charge Increase Opt-Out.

The amount of the Roll-Up will be determined by multiplying the Roll-Up Base by the Roll-Up Percentage.

The Benefit Base will not be increased by the Roll-Up after the Roll-Up Period End Date.

The Roll-Up, if applicable, is applied before any Automatic Step-Up occurs on such Contract Anniversary.

Roll-Up Base

The Roll-Up Base is the amount that we use to determine any applicable Roll-Up that will be credited to the Benefit Base.

The initial Roll-Up Base is equal to the Purchase Payment as of the Issue Date.

The Roll-Up Base will change if you make a subsequent Purchase Payment, take an Excess Withdrawal as described below, or as a result of an Automatic Step-Up.

The Roll-Up Base cannot be withdrawn, applied to an Annuity Option, or paid as a death benefit. It is not an amount that is guaranteed to be returned to you.

Effect of Subsequent Purchase Payments

The Roll-Up Base will be recalculated with each subsequent Purchase Payment received after the Issue Date.

The Roll-Up Base, after the application of each subsequent Purchase Payment, will be equal to the Roll-Up Base immediately prior to the subsequent Purchase Payment, plus the amount of the subsequent Purchase Payment, net of any applicable taxes.

Effect of Withdrawals on the Roll-Up Base

Any non-Excess Withdrawal does not impact the Roll-Up Base.

Any Excess Withdrawal will have a negative impact on the Roll-Up Base. An Excess Withdrawal will decrease the Roll-Up Base in the same proportion as the amount of the Excess Withdrawal (including  CDSCs) divided by the Contract Value prior to the Excess Withdrawal, as described below. An Excess Withdrawal will reduce the Roll-Up Base by more than the dollar amount of the Excess Withdrawal when the Roll-Up Base is greater than the Contract Value.

Any Excess Withdrawal taken will reduce the Roll-Up Base by an amount equal to A divided by B, with the result multiplied by  C, where:

A = The Excess Withdrawal including any applicable CDSC; B = The Contract Value immediately prior to the Excess Withdrawal; and C = the most recently calculated Roll-Up Base.

Impact of the Automatic Step-Up on the Roll-Up Base

The Roll-Up Base may increase due to an Automatic Step-Up on each Contract Anniversary, provided that an Automatic Step-Up to the Benefit Base occurs as described under the Effect of Automatic Step-Up on the Benefit Base provision. If the Benefit Base is increased as the result of an Automatic Step-Up, the Roll-Up Base will also be increased to equal the Benefit Base immediately after the Automatic Step-Up. We refer to this as “stacking,” because the Step-Up is stacked on top of the existing Roll-Up Base, creating a compounding effect, which results in higher potential Roll-Ups in the future.

Increases to the Roll-Up Base due to an Automatic Step-Up may occur on each contract anniversary prior to the Roll-Up Period End Date. Any increase to the Roll-Up Base will impact any Roll-Up amount calculated at the next Contract Anniversary.

Income Guarantee Feature Charge

We will assess the Income Guarantee Feature Charge on a quarterly basis in arrears. On the last calendar day of each Contract quarter, a charge will be assessed against your Contract Value. The amount that is deducted from your Contract Value is equal to the Income Guarantee Feature Charge multiplied by the Benefit Base on such day (after taking into account any other transactions processed on such day).

Income Guarantee Feature Charge Increase Opt-Out

If we plan to increase your Income Guarantee Feature Charge, we will provide at least thirty (30) calendar days advance notice of the increase. The increase will be effective on your next Contract Anniversary.

You have the right to opt-out of an Income Guarantee Feature Charge increase by Written Request. We must receive your Written Request by the Close of Business on the last Business Day prior to your next Contract Anniversary. If you opt-out of the Income Guarantee Feature Charge increase, then your Income Guarantee Feature Charge Increase Opt-Out is effective on your next Contract Anniversary.

By electing to opt-out of the Income Guarantee Feature Charge increase, you will:

•	establish the Guaranteed Lifetime Withdrawal Date, if not previously established;

•	determine the Withdrawal Rate, if not previously established;

•	determine the Lifetime Guarantee Rate, if not previously established;

•	terminate your right to any future Automatic Step-Ups after the effective date;

•	terminate your right to any future Roll-Ups after the effective date; and

•	terminate your right to make subsequent Purchase Payments on or after the effective date.

An Income Guarantee Feature Charge Increase Opt-Out is irrevocable once it becomes effective.

The Income Guarantee Feature Charge in effect when the Income Guarantee Feature Charge Increase Opt-Out becomes effective will remain in place until  RetireCore Stacking terminates.

Income Guarantee Feature Charge Upon Rider Termination

If your Income Guarantee Feature terminates, except for a termination under sections (a), (b) and (c) in the sub-section below entitled “RetireCore Stacking Termination,” a pro-rata portion of the Income Guarantee Feature Charge will be assessed based on the number of days from the first calendar day of the current Contract quarter to the date of termination. If RetireCore Stacking terminates under sections (a), (b) and (c) in the sub-section below entitled “RetireCore Stacking Termination,” the charge is waived. If you reach your Latest Permitted Annuity Date, and your Contract Value is applied to an Annuity Option described in the sub-section below entitled “Latest Permitted Annuity Date,” the Income Guarantee Feature Charge is also waived. Once RetireCore Stacking has terminated, there will be no further Income Guarantee Feature Charges assessed.

We deduct the Income Guarantee Feature Charge pro-rata from each Sub-Account in which you are invested.

The maximum annualized Income Guarantee Feature Charge for  RetireCore Stacking is shown in the following table. For current Income Guarantee Feature Charges, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at the time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix H.

Maximum
Income Guarantee Feature Charge (as a percentage of Benefit Base)
Single Life Highest Anniversary Value Step-up	2.50%(1)
Joint Life Highest Anniversary Value Step-up	2.50%(1)
Single Life Highest Quarterly Value Step-up	2.50%(1)
Joint Life Highest Quarterly Value Step-up	2.50%(1)
(1)	We deduct the quarterly portion of this annualized charge from your Contract Value on a quarterly basis in arrears.

Contract Continuation

If the joint life version of RetireCore Stacking is elected and a Covered Person continues the Contract under the death benefit provisions section of the Contract, RetireCore Stacking will also continue as long as it was in effect at the time of the continuation. The Covered Person is eligible to receive the ALBA each year for the remainder of his or her life, provided RetireCore Stacking is not terminated.

If the joint life version of  RetireCore Stacking is elected and you, as IRA Custodian, continue the Contract under the death benefit provisions section of the Contract, and the deceased Annuitant’s surviving spouse is also a Covered Person, RetireCore Stacking will also continue as long as it was in effect at the time of the continuation. You are guaranteed to receive the ALBA each year for the remainder of the Covered Person’s life, provided RetireCore Stacking is not terminated.

If you (Annuitant for a Custodial IRA) die before the Guaranteed Lifetime Withdrawal Date and if the Contract is continued, then the Guaranteed Lifetime Withdrawal Date elected by the Owner of the continued Contract will determine the Withdrawal Rate and Lifetime Guarantee Rate for the Contract.

If you (Annuitant for a Custodial IRA) die on or after the Guaranteed Lifetime Withdrawal Date and if the Contract is continued, then the Withdrawal Rate and Lifetime Guarantee Rate that apply after the continuation will be the same as the Withdrawal Rate and Lifetime Guarantee Rate in effect prior to the continuation. Upon any future Automatic Step-Up, the Withdrawal Rate and Lifetime Guarantee Rate determinations will be based on the age of the surviving Covered Person.

Latest Permitted Annuity Date

If RetireCore Stacking is in effect, you have reached the Latest Permitted Annuity Date of your Contract, and your Contract Value has not reached zero, one of the following additional Annuity Options will be available to you based upon the number of Covered Persons still living. Unless you direct us otherwise, we will automatically pay you Annuity Payments under an installment refund Annuity Option based upon the number of Covered Persons still living.

One (1) Covered Person – Installment Refund

Beginning on the Annuity Date, we will make Annuity Payments equal to the amount of the  ALBA for the life of the Annuitant. Annuity Payments cease upon the death of the Annuitant, subject to the installment refund guarantee. The installment refund guarantees upon the death of the Annuitant, if the total of all Annuity Payments made is less than the Contract Withdrawal Value on the Latest Permitted Annuity Date, Annuity Payments will continue to be paid in the same amount and at the same frequency then in effect, until the total Annuity Payments made is equal to the Contract Withdrawal Value on the Latest Permitted Annuity Date. The Beneficiary(ies) may instead elect to receive the commuted value calculated as shown on the Guaranteed Lifetime Withdrawal Benefit Contract schedule, of any remaining Annuity Payments in a lump sum. If the total of all Annuity Payments made is equal to or greater than the Contract Withdrawal Value on the Latest Permitted Annuity Date, no additional Annuity Payments will be made.

Two (2) Covered Persons – Installment Refund

Beginning on the Annuity Date, we will make Annuity Payments equal to the amount of the  ALBA for the life of the Annuitant and the joint Annuitant. Annuity Payments cease upon the death of the surviving Annuitant, subject to the installment refund guarantee. The installment refund guarantees upon the death of the last surviving Annuitant, if the total of all Annuity Payments made is less than the Contract Withdrawal Value on the Latest Permitted Annuity Date, Annuity Payments will continue to be paid in the same amount and at the same frequency then in effect, until the total Annuity Payments made is equal to the Contract Withdrawal Value on the Latest Permitted Annuity Date. The Beneficiary(ies) may instead elect to receive the commuted value calculated as shown on the Guaranteed Lifetime Withdrawal Benefit Contract schedule, of any remaining Annuity Payments in a lump sum. If the total of all Annuity Payments made is equal to or greater than the Contract Withdrawal Value on the Latest Permitted Annuity Date, no additional Annuity Payments will be made.

However, for Qualified Contracts and Contracts held as Custodial IRAs, if the Covered Person, who is not the Owner (Annuitant if the Owner is a Custodial IRA), is no longer the Beneficiary (Beneficiary of the custodial account if the Owner is a Custodial IRA) when the Latest Permitted Annuity Date is reached (due to a Beneficiary change after a divorce), this section will apply as if that Covered Person were no longer living. Therefore, any change in the Beneficiary after a divorce could result in a  payout based only on a single life even when the joint life version was elected. See “The Annuity Phase – Limitations on Payment Options.”

RetireCore Stacking Termination

RetireCore Stacking will terminate upon the earliest of:

(a)	Prior to the Settlement Phase or Annuity Phase, death of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) unless the joint life version of RetireCore Stacking is in effect and the Contract is continued under the death benefit provisions section of the Contract and in accordance with the Contract continuation provisions of RetireCore Stacking;

(b)	Death of the Owner (or the Annuitant if the Owner is a non-natural person) after the Contract has been continued by the surviving spouse or an IRA Custodian, unless you are receiving payments under one of the Annuity Options under

RetireCore Stacking at the Latest Permitted Annuity Date, in which case, RetireCore Stacking will terminate upon the last Annuity Payment;

(c)	The date you apply your Contract Value to an Annuity Option, unless you are receiving payments under one of the Annuity Options under RetireCore Stacking at the Latest Permitted Annuity Date, in which case, RetireCore Stacking will terminate upon the last Annuity Payment;

(d)	In most states, upon a change in ownership (or assignment) of the Contract, unless:

(i)	the new Owner or assignee assumes full ownership of the Contract and is essentially the same person as the previous Owner, (e.g. an individual ownership changed to a personal revocable trust, a change to a court appointed guardian representing the Owner during the Owner’s lifetime, etc.);

(ii)	the assignment is for an exchange under IRC Section 1035 (i.e., RetireCore Stacking may continue during the temporary assignment period and not terminate until the Contract is fully surrendered);

(iii)	the Contract is transferred to a spouse (or domestic partner or civil union partner for Non-Qualified Contracts) and the new Owner was a Covered Person as of the Issue Date; or

(iv)	the Contract is transferred to a spouse (or domestic partner or civil union partner for Non-Qualified Contracts) or to a former spouse in connection with a divorce (or dissolution of a civil union or domestic partnership for Non-Qualified Contracts) and the new Owner was a Covered Person as of the Issue Date.

(e)	The date we receive a Written Request to terminate RetireCore Stacking.

(f)	Termination of the Contract to which RetireCore Stacking is attached.

If RetireCore Stacking  is terminated, it cannot be re-elected at a later date.

See “Appendix G – State Variations of Certain Contract Features.”

MassMutual RetireCoreSM

Covered Person(s)

The Covered Person(s) is the person(s) whose life is used to determine the duration of the ALBA. The Covered Person(s) is identified on the date RetireCore is issued, and cannot be changed after that Issue Date, even if there is a divorce or dissolution of a civil union or domestic partnership involving the Covered Person(s).

If the single life version is elected, the Covered Person is:

•	the Owner, if the Owner is a natural person,

•	the oldest Joint Owner, if the Contract has Joint Owners, or

•	the Annuitant, if the Owner is a non-natural person.

If the single life version is elected, we only allow one Annuitant, and the Annuitant must be the Covered Person. However, if you reach your Annuity Date and choose an Annuity Option other than that described in the “Latest Permitted Annuity Date” sub-section below, then you may change the Annuitant and/or name a joint Annuitant.

If the joint life version is elected, the Covered Persons are:

•	the Owner and his/her spouse (or domestic partner or civil union partner for Non-Qualified Contracts), if the Contract is owned by one natural person.

•	both Owners, if the Contract is jointly owned. The Joint Owners must be spouses (or domestic partners or civil union partners for Non-Qualified Contracts), or

•	the Annuitant and his/her spouse, if the Owner is a Custodial IRA.

The joint life version is not available under a Contract owned by a non-natural person, other than a Custodial IRA.

A surviving Covered Person will be considered the primary Beneficiary, and any other Beneficiary designation will be treated as a contingent Beneficiary (for Custodial IRAs, the Joint Covered Person must be the Beneficiary of the custodial account). However, the Beneficiary may be changed if the Joint Covered Person is no longer the spouse, domestic partner or civil union partner of the Owner, and the Contract has not yet entered the Annuity Phase.

If the joint life version is elected, the Annuitant must be a Covered Person and cannot be changed. If only one Annuitant is named and the Annuitant dies while  RetireCore remains in effect, the surviving Covered Person becomes the Annuitant. Upon reaching the Latest Permitted Annuity Date or entering the Settlement Phase, if both Covered Persons are living, they will become joint Annuitants. If you reach your Annuity Date and choose an Annuity Option other than that described under the Latest Permitted Annuity Date section, then you may change the Annuitant(s). See the sub-sections below entitled “Latest Permitted Annuity Date” and “Payments During the Settlement Phase.”

However, for Qualified Contracts and Contracts held as Custodial IRAs, if the Covered Person who is not the Owner (the Annuitant, if the Owner is a Custodial IRA) is no longer the Beneficiary (Beneficiary of the custodial account, if the Owner is a Custodial IRA) when the Annuity Date is reached, due to a Beneficiary change after a divorce then that Covered Person cannot become an Annuitant.

Withdrawals

The Guaranteed Lifetime Withdrawal Date

The Guaranteed Lifetime Withdrawal Date is the date on which the Company guarantees both the initial Withdrawal Rate and the initial Lifetime Guarantee Rate, and on which you may begin receiving payments of the ALBA.

The Guaranteed Lifetime Withdrawal Date will be the earlier of:

•	the date of your first withdrawal on or after the youngest Covered Person attains age 59 ½, unless you designate that withdrawal as a Non-Lifetime Withdrawal, in which case it would be the subsequent withdrawal; or

•	the effective date of an Income Guarantee Feature Charge Increase Opt-Out, as long as it is not prior to the youngest Covered Person attaining age 59½.

If an Income Guarantee Feature Charge Increase Opt-Out is elected prior to the youngest Covered Person attaining age 59½, the Guaranteed Lifetime Withdrawal Date will instead be the date the youngest Covered Person attains age 59½.

The Guaranteed Lifetime Withdrawal Date cannot be prior to the youngest Covered Person attaining age 59½. There is no  ALBA prior to the Guaranteed Lifetime Withdrawal Date.

Contingent Deferred Sales Charges

Contingent Deferred Sales Charges (CDSCs) may apply if any Excess Withdrawals exceed the Free Withdrawal Amount. CDSCs will not apply to an ALBA that exceeds the Free Withdrawal Amount.

Non-Lifetime Withdrawal

You may elect to designate the first withdrawal taken on or after the date that the youngest Covered Person attains age 59½ as a non-Lifetime Withdrawal, as long as the Guaranteed Lifetime Withdrawal Date has not yet been established. Such designation must be made by Written Request at the time of withdrawal.

By designating a withdrawal as a Non-Lifetime Withdrawal:

•	the Guaranteed Lifetime Withdrawal Date will not be established by that withdrawal, and

•	the withdrawal will be an Excess Withdrawal.

Designation of a withdrawal as a Non-Lifetime Withdrawal is irrevocable once it becomes effective.

Annual Lifetime Benefit Amount (ALBA) when Contract Value is Greater than Zero

On or after the Guaranteed Lifetime Withdrawal Date, and as long as your Contract Value is greater than zero, the ALBA is the maximum amount that may be withdrawn in the current Contract Year without being considered an Excess Withdrawal. Each withdrawal of the ALBA will reduce your Contract Value.

On your Guaranteed Lifetime Withdrawal Date, your  ALBA equals:

•	the Benefit Base multiplied by

•	the applicable Withdrawal Rate.

Each time a withdrawal is made, we decrease the  ALBA for that Contract Year by such withdrawal. The remaining amount is called the “Remaining ALBA” available for that Contract Year. Any Remaining ALBA not withdrawn in a Contract Year is not available in later Contract Years.

Withdrawal Rate

On the Guaranteed Lifetime Withdrawal Date, we will determine the initial Withdrawal Rate using the Age of the youngest Covered Person on the Guaranteed Lifetime Withdrawal Date.

If the Benefit Base is increased to equal the Automatic Step-Up Value after the Guaranteed Lifetime Withdrawal Date, and if the Age of the youngest Covered Person has moved to a new Age Range since the last determination of the Withdrawal Rate, then the Withdrawal Rate will be increased to the Withdrawal Rate corresponding to the new Age Range. The Withdrawal Rate may increase after it is initially determined, but it can never decrease. Generally, the older the youngest Covered Person is, the higher the Withdrawal Rate.

The  ALBA is recalculated on each Contract Anniversary after the recalculation of the Benefit Base. The calculation of the Benefit Base is explained in the Benefit Base sub-section below. The ALBA is recalculated before any other transactions are processed on the Contract Anniversary. The ALBA will change on a Contract Anniversary if the Benefit Base has changed since the prior Contract Anniversary.

For current Withdrawal Rates and Age Ranges, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at the time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix  H.

Annual Lifetime Benefit Amount (ALBA) when Contract Value Reduces to Zero

If your Contract Value is reduced to zero due to an Excess Withdrawal, the ALBA is no longer available. No further benefits will be payable under RetireCore, and RetireCore will terminate.

If your Contract Value is reduced to zero due to a withdrawal that is not an Excess Withdrawal, or due to the application of any Contract and rider charges against your Contract Value, your Contract will enter the Settlement Phase. Once the Contract has entered the Settlement Phase, no death benefit will be available, no additional Purchase Payments will be allowed, and no additional charges  will be assessed.

Payments During the Settlement Phase

When the Contract enters the Settlement Phase, we will first pay you any Remaining ALBA for that Contract Year.

On the later of your next Contract Anniversary or the date the youngest Covered Person attains Age 59½:

•	The ALBA will equal:

○	the Benefit Base, multiplied by

○	the applicable Lifetime Guarantee Rate.

•	We will begin paying you the ALBA in monthly installments for the rest of the Covered Person’s life (or if the joint life version was elected, for the rest of the lives of both Covered Persons).

While you are receiving payments of the ALBA in the Settlement Phase, the Contract will be considered to be in the Annuity Phase, payments will be treated as Annuity Payments, and the Covered Person(s) will be the Annuitant(s).

If the monthly installment of the  ALBA is less than $100, the ALBA may be paid at any other frequency acceptable to us, but not less frequently than annually, and will be equal to the ALBA divided by the number of payments per year.

For Contracts with the joint life version, the  ALBA will be paid for the lives of both Covered Persons. If an Owner dies after the Contract enters the Settlement Phase, and there is a surviving Covered Person, the ALBA will be paid to the Beneficiary for the life of the surviving Covered Person. If the surviving Covered Person is not the Beneficiary (due to a Beneficiary change after a divorce or dissolution of a civil union or domestic partnership), the surviving Covered Person will have no rights to the remaining ALBA.

However, for Contracts held as an IRA or a Custodial IRA, if, at the time the Settlement Phase begins, the joint Covered Person is no longer the Beneficiary (or the Beneficiary of the custodial account if the Owner is a Custodial IRA), the joint Covered Person will not become an Annuitant and payments will cease upon death of the Owner (Annuitant if the Owner is a Custodial IRA). Therefore, any change in the Beneficiary due to a divorce could result in a  payout based only on a single life even when the joint life version was elected.

If the Guaranteed Lifetime Withdrawal Date has not been established when your Contract enters the Settlement Phase, then the later of your next Contract Anniversary or the date the youngest Covered Person attains age 59½ will be the Guaranteed Lifetime Withdrawal Date.

Lifetime Guarantee Rate

On the Guaranteed Lifetime Withdrawal Date, we will determine the initial Lifetime Guarantee Rate using the Age of the youngest Covered Person on the Guaranteed Lifetime Withdrawal Date.

Prior to the Settlement Phase, if the Benefit Base is increased to equal the Automatic Step-Up Value on any Contract Anniversary after the Guaranteed Lifetime Withdrawal Date, and if the Age of the youngest Covered Person has moved to a new Age Range since the last determination of the Lifetime Guarantee Rate, then the Lifetime Guarantee Rate will be increased to the Lifetime Guarantee Rate corresponding to the new Age Range. The Lifetime Guarantee Rate may increase after it is initially determined, but it can never decrease. Generally, the older the youngest Covered Person is, the higher the Lifetime Guarantee Rate.

For current Lifetime Guarantee Rates and Age Ranges, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at the time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix  H.

Excess Withdrawals

Withdrawals prior to the Guaranteed Lifetime Withdrawal Date

Any withdrawal (including  CDSCs applicable to the withdrawal) that occurs prior to the Guaranteed Lifetime Withdrawal Date, will be an Excess Withdrawal and will reduce the Benefit Base. This includes any withdrawals of your Free Withdrawal Amount.

Withdrawals prior to the Guaranteed Lifetime Withdrawal Date

Any withdrawal taken on or after the Guaranteed Lifetime Withdrawal Date that is less than or equal to the remaining  ALBA will not be considered an Excess Withdrawal and will not reduce the Benefit Base.

The portion of a withdrawal (including CDSCs applicable to the withdrawal) from the Contract Value that causes the cumulative withdrawals to exceed the ALBA in that Contract Year will be an Excess Withdrawal. Any withdrawal that occurs after the cumulative withdrawals exceed the ALBA in that Contract Year will also be an Excess Withdrawal.

An  RMD that meets the conditions below will also not be an Excess Withdrawal:

•	It must be taken as part of the Company’s systematic withdrawal program established for the payment of RMDs, with no withdrawals outside of the RMD program occurring within the Contract Year;

•	It is taken on or after the Guaranteed Lifetime Withdrawal Date;

•	The RMD amount must be calculated by us based solely on the fair market value of the Contract;

•	The RMD must be the RMD calculated for the current calendar year.

We refer to any withdrawal that is not an Excess Withdrawal, such as withdrawals of the  ALBA and qualifying RMDs, as non-Excess Withdrawals.

Benefit Base

The Benefit Base is the amount that we use to determine your ALBA. The Benefit Base cannot be withdrawn, applied to an Annuity Option, or paid as a death benefit. It is not an amount that is guaranteed to be returned to you.

The initial Benefit Base is equal to the Purchase Payment as of the Issue Date.

The Benefit Base may change as a result of the following:

•	a subsequent Purchase Payment;

•	an Excess Withdrawal;

•	an increase to match an Automatic Step-Up Value; or

•	an increase to match a Roll-Up Value.

Effect of Subsequent Purchase Payments on Benefit Base

The Benefit Base will be recalculated with each subsequent Purchase Payment received after the  Issue Date. The Benefit Base, after the application of each subsequent Purchase Payment, will be equal to the Benefit Base immediately prior to the subsequent Purchase Payment, plus the amount of the subsequent Purchase Payment, net of any applicable taxes.

Restrictions on Subsequent Purchase Payments

After your first Contract Year and prior to your Guaranteed Lifetime Withdrawal Date, we limit the total dollar amount of subsequent Purchase Payments that can be applied to your Contract during each Contract Year to $25,000 per Contract Year.

Subsequent Purchase Payments may not be made on or after your Guaranteed Lifetime Withdrawal Date.

If you elect an Income Guarantee Feature Charge Increase Opt-Out, no subsequent Purchase Payments may be made on or after the effective date of the Income Guarantee Feature Charge Increase Opt-Out.

Effect of Withdrawals on Benefit Base

Any non-Excess Withdrawal does not impact the Benefit Base.

Any Excess Withdrawal will have a negative impact on the Benefit Base. An Excess Withdrawal will decrease the Benefit Base in the same proportion as the amount of the Excess Withdrawal (including  CDSCs) divided by the Contract Value prior to the Excess Withdrawal. An Excess Withdrawal will reduce the Benefit Base by more than the dollar amount of the Excess Withdrawal when the Benefit Base is greater than the Contract Value. Unlike the proportional impact of an Excess Withdrawal on the Benefit Base, an Excess Withdrawal will reduce your Contract Value on a dollar-for-dollar basis.

An Excess Withdrawal will reduce the Benefit Base by an amount equal to A divided by B, with the result multiplied by  C, where:

A = The Excess Withdrawal including any applicable  CDSC;
B = The Contract Value immediately prior to the Excess Withdrawal; and
C = the most recently calculated Benefit Base.

See “Appendix  F – Income Guarantee Feature Examples” for a hypothetical example of the impact of an Excess Withdrawal on the Benefit Base.

Effect of Automatic Step-Up Value and Roll-Up Value on the Benefit Base

On each Contract Anniversary, the Benefit Base will become the greatest of:

(a)	The most recently calculated Benefit Base prior to the Contract Anniversary

(b)	The current Automatic Step-Up Value, if any; and

(c)	The current Roll-Up Value.

Automatic Step-Up Value

The Automatic Step-Up Value is calculated differently based on whether it is a (i) Highest Anniversary Value Step-Up or (ii) Highest Quarterly Value Step-Up. You must elect one of the two Automatic Step-Up options at the Issue Date. You may not discontinue or change the Automatic Step-Up option.

There is no Automatic Step-Up Value if the Age of the youngest Covered Person on the last calendar day of the prior Contract Year exceeds the maximum Automatic Step-Up Age of 90.

If you elect an Income Guarantee Feature Charge Increase Opt-Out, there are no Automatic Step-Up Values after the effective date of the Income Guarantee Feature Charge Increase Opt-Out.

Highest Anniversary Value Step-Up

If you elect the Highest Anniversary Value Step-Up, the current Automatic Step-Up Value is the Contract Value on the last calendar day of the prior Contract Year after processing any transactions on that day.

Highest Quarterly Value Step-Up

If you elect the Highest Quarterly Value Step-Up, the current Automatic Step-Up Value is the highest quarterly Contract Value within the prior Contract Year. Each quarterly Contract Value is determined on the last calendar day of the Contract Year quarter after processing any transactions on that day.

Impact of Withdrawals on Highest Quarterly Value Step-Up

For the purpose of determining the highest quarterly Contract Value, each quarterly Contract Value will be reduced by withdrawals taken after the last calendar day of that Contract Year quarter.

The quarterly Contract Value will be reduced by:

(a)	the total dollar amount of all non-Excess Withdrawals, and

(b)	if applicable, an amount equal to the same percentage that the Contract Value is reduced as a result of an Excess Withdrawal. For example, if the Contract Value is reduced by 5% due to an Excess Withdrawal the quarterly Contract Value will also be reduced by an additional 5%.

If multiple withdrawals occur in a Contract Year, each quarterly Contract Value may be reduced multiple times.

For example, if you request a withdrawal during the second Contract Year quarter, your quarterly Contract Value for the first Contract Year quarter will be reduced by the withdrawal. If you then request another withdrawal during the third Contract Year quarter, your quarterly Contract Value for the first Contract Year quarter will be reduced again by the second withdrawal and your quarterly Contract Value for the second Contract Year quarter will also be reduced by that withdrawal.

See “Appendix  F – Income Guarantee Feature Examples” for a hypothetical example of the impact of withdrawals on the Highest Quarterly Value Step-Up.

Roll-Up Value

The initial Roll-Up Value is equal to the Purchase Payment as of the Issue Date.

On each Contract Anniversary, on or before the Roll-Up Period End Date, if no withdrawals occurred in the previous Contract Year, the Roll-Up Value is increased by an amount equal to the current Roll-Up Base multiplied by the Roll-Up Percentage.

The Roll-Up Value will change if you make a subsequent Purchase Payment or take an Excess Withdrawal as described below.

There are no further increases to the Roll-Up Value after the Roll-Up Period End Date. If you elect an Income Guarantee Feature Charge Increase Opt-Out, there are no further increases to the Roll-Up Value after the effective date of the Income Guarantee Feature Charge Increase Opt-Out.

The Roll-Up Value cannot be withdrawn, applied to an Annuity Option, or paid as a death benefit. It is not an amount that is guaranteed to be returned to you.

For the current Roll-Up Percentage, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at the time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix  H.

Roll-Up Base

The Roll-Up Base is the amount that we use to determine any applicable increase to the Roll-Up Value.

The initial Roll-Up Base is equal to the Purchase Payment as of the Issue Date.

The Roll-Up Base will change if you make a subsequent Purchase Payment or take an Excess Withdrawal as described below.

The Roll-Up Base cannot be withdrawn, applied to an Annuity Option, or paid as a death benefit. It is not an amount that is guaranteed to be returned to you.

Effect of Subsequent Purchase Payments on the Roll-Up Base and Roll-Up Value

The Roll-Up Base and Roll-Up Value will be recalculated with each subsequent Purchase Payment received after the Issue Date.

After the application of each subsequent Purchase Payment, both the Roll-Up Base and the Roll-Up Value will be equal to their respective amounts immediately prior to the subsequent Purchase Payment, plus the amount of the subsequent Purchase Payment, net of any applicable taxes.

Effect of Withdrawals on the Roll-Up Base and the Roll-Up Value

Any non-Excess Withdrawal does not impact either the Roll-Up Base or the Roll-Up Value.

Any Excess Withdrawal will have a negative impact on the Roll-Up Base and the Roll-Up Value. An Excess Withdrawal will decrease both the Roll-Up Base and the Roll-Up Value in the same proportion as the amount of the Excess Withdrawal (including  CDSCs) divided by the Contract Value prior to the Excess Withdrawal, as described below. An Excess Withdrawal will reduce a Roll-Up Base or Roll-Up Value that is greater than the Contract Value by more than the dollar amount of the Excess Withdrawal.

Any Excess Withdrawal taken will reduce the Roll-Up Base and the Roll-Up Value each by an amount equal to A divided by B, with the result multiplied by  C, where:

A = The Excess Withdrawal including any applicable  CDSC;
B = The Contract Value immediately prior to the Excess Withdrawal; and
C = the most recently calculated Roll-Up Base or the Roll-Up Value, as applicable.

Income Guarantee Feature Charge

We will assess the Income Guarantee Feature Charge on a quarterly basis in arrears. On the last calendar day of each Contract quarter, a charge will be assessed against your Contract Value. The amount that is deducted from your Contract Value is equal to the Income Guarantee Feature Charge multiplied by the Benefit Base on such day (after taking into account any other transactions processed on such day).

Income Guarantee Feature Charge Increase Opt-Out

If we plan to increase your Income Guarantee Feature Charge, we will provide at least thirty (30) calendar days advance notice of the increase. The increase will be effective on your next Contract Anniversary.

You have the right to opt-out of an Income Guarantee Feature Charge increase by Written Request. We must receive your Written Request by the Close of Business on the last Business Day prior to your next Contract Anniversary. If you opt-out of the Income Guarantee Feature Charge increase, then your Income Guarantee Feature Charge Increase Opt-Out is effective on your next Contract Anniversary.

By electing to opt-out of the Income Guarantee Feature Charge increase, you will:

•	establish the Guaranteed Lifetime Withdrawal Date, if not previously established;

•	determine the Withdrawal Rate, if not previously established;

•	determine the Lifetime Guarantee Rate, if not previously established;

•	terminate your right to any future Automatic Step-up Values after the effective date;

•	terminate your right to any future increases to the Roll-Up Values after the effective date; and

•	terminate your right to make subsequent Purchase Payments on or after the effective date.

An Income Guarantee Feature Charge Increase Opt-Out is irrevocable once it becomes effective.

The Income Guarantee Feature Charge in effect when the Income Guarantee Feature Charge Increase Opt-Out becomes effective will remain in place until  RetireCore terminates.

Income Guarantee Feature Charge Upon Rider Termination

If your Income Guarantee Feature terminates, except for a termination under sections (a), (b) and (c) in the sub-section below entitled “RetireCore Termination,” a pro-rata portion of the Income Guarantee Feature Charge will be assessed based on the number of days from the first calendar day of the current Contract quarter to the date of termination. If RetireCore terminates under sections (a), (b) and (c) in the sub-section below entitled “RetireCore Termination,” the charge is waived. If you reach your Latest Permitted Annuity Date, and your Contract Value is applied to an Annuity Option described in the sub-section below entitled “Latest Permitted Annuity Date,” the Income Guarantee Feature Charge is also waived. Once RetireCore has terminated, there will be no further Income Guarantee Feature Charges assessed.

We deduct the Income Guarantee Feature Charge pro-rata from each Sub-Account in which you are invested.

The maximum annualized Income Guarantee Feature Charge for  RetireCore is shown in the following table. For current Income Guarantee Feature Charges, see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or the Rate Sheet Prospectus Supplement included at the time of Contract delivery (for existing Contract Owners). Historical Rate Sheets can also be found in Appendix H.

Maximum
Income Guarantee Feature Charge (as a percentage of Benefit Base)
Single Life Highest Anniversary Value Step-up	2.50%(1)
Joint Life Highest Anniversary Value Step-up	2.50%(1)
Single Life Highest Quarterly Value Step-up	2.50%(1)
Joint Life Highest Quarterly Value Step-up	2.50%(1)
(1)	We deduct the quarterly portion of this annualized charge from your Contract Value on a quarterly basis in arrears.

Contract Continuation

If the joint life version of RetireCore is elected and a Covered Person continues the Contract under the death benefit provisions section of the Contract, RetireCore will also continue as long as it was in effect at the time of the continuation. The Covered Person is eligible to receive the ALBA each year for the remainder of his or her life, provided RetireCore is not terminated.

If the joint life version of  RetireCore is elected and you, as IRA Custodian, continue the Contract under the death benefit provisions section of the Contract, and the deceased Annuitant’s surviving spouse is also a Covered Person, RetireCore will also continue as long as it was in effect at the time of the continuation. You are guaranteed to receive the ALBA each year for the remainder of the Covered Person’s life, provided RetireCore is not terminated.

If you (Annuitant for a Custodial IRA) die before the Guaranteed Lifetime Withdrawal Date and if the Contract is continued, then the Guaranteed Lifetime Withdrawal Date elected by the Owner of the continued Contract will determine the Withdrawal Rate and Lifetime Guarantee Rate for the Contract.

If you (Annuitant for a Custodial IRA) die on or after the Guaranteed Lifetime Withdrawal Date and if the Contract is continued, then the Withdrawal Rate and Lifetime Guarantee Rate that apply after the continuation will be the same as the Withdrawal Rate and

Lifetime Guarantee Rate in effect prior to the continuation. On any subsequent Contract Anniversary where the Benefit Base is increased to equal the Automatic Step-Up Value, the Withdrawal Rate and Lifetime Guarantee Rate determinations will be based on the age of the surviving Covered Person.

Latest Permitted Annuity Date

If RetireCore is in effect, you have reached the Latest Permitted Annuity Date of your Contract, and your Contract Value has not reached zero, one of the following additional Annuity Options will be available to you based upon the number of Covered Persons still living. Unless you direct us otherwise, we will automatically pay you Annuity Payments under an installment refund Annuity Option based upon the number of Covered Persons still living.

One (1) Covered Person – Installment Refund

Beginning on the Annuity Date, we will make Annuity Payments equal to the amount of the  ALBA for the life of the Annuitant. Annuity Payments cease upon the death of the Annuitant, subject to the installment refund guarantee. The installment refund guarantees upon the death of the Annuitant, if the total of all Annuity Payments made is less than the Contract Withdrawal Value on the Latest Permitted Annuity Date, Annuity Payments will continue to be paid in the same amount and at the same frequency then in effect, until the total Annuity Payments made is equal to the Contract Withdrawal Value on the Latest Permitted Annuity Date. The Beneficiary(ies) may instead elect to receive the commuted value calculated as shown on the Guaranteed Lifetime Withdrawal Benefit Contract schedule, of any remaining Annuity Payments in a lump sum. If the total of all Annuity Payments made is equal to or greater than the Contract Withdrawal Value on the Latest Permitted Annuity Date, no additional Annuity Payments will be made.

Two (2) Covered Persons – Installment Refund

Beginning on the Annuity Date, we will make Annuity Payments equal to the amount of the  ALBA for the life of the Annuitant and the joint Annuitant. Annuity Payments cease upon the death of the surviving Annuitant, subject to the installment refund guarantee. The installment refund guarantees upon the death of the last surviving Annuitant, if the total of all Annuity Payments made is less than the Contract Withdrawal Value on the Latest Permitted Annuity Date, Annuity Payments will continue to be paid in the same amount and at the same frequency then in effect, until the total Annuity Payments made is equal to the Contract Withdrawal Value on the Latest Permitted Annuity Date. The Beneficiary(ies) may instead elect to receive the commuted value calculated as shown on the Guaranteed Lifetime Withdrawal Benefit Contract schedule, of any remaining Annuity Payments in a lump sum. If the total of all Annuity Payments made is equal to or greater than the Contract Withdrawal Value on the Latest Permitted Annuity Date, no additional Annuity Payments will be made.

However, for Qualified Contracts and Contracts held as Custodial IRAs, if the Covered Person, who is not the Owner (Annuitant if the Owner is a Custodial IRA), is no longer the Beneficiary (Beneficiary of the custodial account if the Owner is a Custodial IRA) when the Latest Permitted Annuity Date is reached (due to a Beneficiary change after a divorce), this section will apply as if that Covered Person were no longer living. Therefore, any change in the Beneficiary after a divorce could result in a  payout based only on a single life even when the joint life version was elected. See “The Annuity Phase – Limitations on Payment Options.”

RetireCore Termination

RetireCore will terminate upon the earliest of:

(a)	Prior to the Settlement Phase or Annuity Phase, death of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) unless the joint life version of RetireCore is in effect and the Contract is continued under the death benefit provisions section of the Contract and in accordance with the Contract continuation provisions of RetireCore;

(b)	Death of the Owner (or the Annuitant if the Owner is a non-natural person) after the Contract has been continued by the surviving spouse or an IRA Custodian, unless you are receiving payments under one of the Annuity Options under RetireCore at the Latest Permitted Annuity Date, in which case, RetireCore will terminate upon the last Annuity Payment;

(c)	The date you apply your Contract Value to an Annuity Option, unless you are receiving payments under one of the Annuity Options under RetireCore at the Latest Permitted Annuity Date, in which case, RetireCore will terminate upon the last Annuity Payment;

(d)	In most states, upon a change in ownership (or assignment) of the Contract, unless:

(i)	the new Owner or assignee assumes full ownership of the Contract and is essentially the same person as the previous Owner, (e.g. an individual ownership changed to a personal revocable trust, a change to a court appointed guardian representing the Owner during the Owner’s lifetime, etc.);

(ii)	the assignment is for an exchange under IRC Section 1035 (i.e., RetireCore may continue during the temporary assignment period and not terminate until the Contract is fully surrendered);

(iii)	the Contract is transferred to a spouse (or domestic partner or civil union partner for Non-Qualified Contracts) and the new Owner was a Covered Person as of the Issue Date; or

(iv)	the Contract is transferred to a spouse (or domestic partner or civil union partner for Non-Qualified Contracts) or to a former spouse in connection with a divorce (or dissolution of a civil union or domestic partnership for Non-Qualified Contracts) and the new Owner was a Covered Person as of the Issue Date.

(e)	The date we receive a Written Request to terminate RetireCore.

(f)	Termination of the Contract to which RetireCore is attached.

If RetireCore is terminated, it cannot be re-elected at a later date. See “Appendix G – State Variations of Certain Contract Features.”

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the IRC. Income taxes, tax penalties, a CDSC and certain restrictions may apply to any withdrawal you make.

During the Accumulation Phase you may make either partial or full withdrawals of your Contract Value. When making a partial withdrawal, you must withdraw at least $100 or your entire Contract Value in a Sub-Account, if less. We reserve the right to increase the minimum withdrawal amount to $500 upon thirty (30) calendar days advance notice. We will exercise this right should we see a significant increase in withdrawal activity by Owners that leads to an increase in cost to administer the Contract. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to increase the minimum withdrawal amount.

You may make a partial withdrawal only if at least $2,000 in Contract Value remains following the partial withdrawal, unless the partial withdrawal:

•	is the payment of the ALBA under an Income Guarantee Feature,

•	the withdrawal is an RMD, or

•	is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½.

If you have elected an Income Guarantee Feature, and you make a partial withdrawal, we require the withdrawal to be taken from the Sub-Accounts according to the ratio that your Contract Value in each Sub-Account bears to your Contract Value.

If you have Contract Value allocated to the DCA Fixed Account, and you make a partial withdrawal, we require the withdrawal to be taken from the Sub-Accounts and the DCA  Fixed Account  according to the ratio that your Contract Value in each Sub-Account and the DCA  Fixed Account bears to your Contract Value.

When a partial withdrawal is made from a Contract, we reflect the withdrawal as (a) a dollar-for-dollar reduction in the Contract Value (b) a pro rata reduction of the value of the Contract’s death benefit and (c) if you have elected an Income Guarantee Feature, a potential reduction to the Benefit Base, the Roll-Up Base for RetireCore and RetireCore Stacking, and the Roll-Up Value for RetireCore (the amount of which depends on the timing and amount of the withdrawal). See “Additional Benefits – Income Guarantee Features.” When you make a partial withdrawal, we determine the number of Accumulation Units for each Sub-Account that correspond to the dollar amount of the withdrawal, and reduce the Accumulation Units credited to you by that number.

When you make a full withdrawal you will receive your Contract Value:

•	less any applicable CDSC;

•	less any applicable Premium Tax;
•	less any applicable annual contract maintenance charge; and

•	less any Purchase Payments we credited to your Contract that have not cleared the bank, until they clear the bank.

See “Appendix B – Contingent Deferred Sales Charge (CDSC) Example.”

Requests in Writing

To request a withdrawal in writing, submit either a partial withdrawal or full withdrawal form in Good Order to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means

You may request certain partial and total withdrawals by other means we authorize such as email, telephone, or fax. Contact our Service Center for details.

Withdrawal Effective Date

Your withdrawal is effective on the Business Day we receive it in Good Order at our Service Center:

•	a partial withdrawal form or full withdrawal form acceptable to us; and

•	if applicable, a “letter of acceptance.”

If we receive this/these item(s) at our Service Center on a Non-Business Day or after the Close of Business, your withdrawal request will be effective on the next Business Day. For email, telephone or fax requests, your withdrawal is effective on the Business Day we receive your request in Good Order, provided it is received prior to the Close of Business. For requests received after the Close of Business, your withdrawal will be effective on the next Business Day.

Delivery of Withdrawal Amount

We will pay any withdrawal amount within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. See “Other Information – Payments We Make.”

We will generally pay any full or partial withdrawal to the Owner, unless you direct otherwise. If the Owner is a non-natural person, withdrawals will be paid to the Owner.

Systematic Withdrawal Program

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your Contract Value.

We will take any withdrawal under this program proportionally from your Contract Value in your selected investment options.

Your SWP will end:

•	if you withdraw your total Contract Value;

•	if we receive, in Good Order, a notification of the Owner’s death;

•	if we receive, in Good Order, a notification of the Annuitant’s death if the Owner is a non-natural person;

•	if we process the last withdrawal for the period you selected, if applicable;

•	if the next withdrawal will lower your Contract Value below the minimum Contract Value we allow following a partial withdrawal, unless your withdrawal is a RMD, is an allowable SWP under an income guarantee feature, or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½;

•	if you apply your Contract Value to an Annuity Option; or

•	if you give us a Written Request or request over the telephone, in Good Order, to terminate your program any time on or before the next withdrawal date. If your Contract is a Beneficiary IRA, your SWP cannot be terminated.

Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the Contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company

MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the Separate Account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Investment income and any realized gains on Separate Account assets generally are reflected in the Contract Value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the Separate Account with respect to your Contract. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

Annuities in General

Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification

IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the Contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the Owner with respect to earnings under the Contract prior to the receipt of payments under the Contract. We intend that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets

For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the Separate Accounts. You can transfer among the Sub-Accounts but cannot direct the investments each underlying Fund makes. If you have too much investor control of the assets supporting the Separate Account Funds, then you will be taxed on the gain in the Contract as it is earned rather than when it is withdrawn. The IRS has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an Owner will be deemed to own the assets in the contract if a variable contract offers too large a choice of Funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the Contract, as necessary, so that you will not be treated as having investor control of the assets held under the Separate Account.

Non-Qualified Contracts

Your Contract is referred to as a Non-Qualified Contract if it is not used to fund a qualified plan such as an Individual Retirement Annuity (IRA) or Roth IRA.

Qualified Contracts

Your Contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA) or Roth IRA. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting Contract provisions that may otherwise be available as described in this prospectus. Generally, Contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from Qualified Contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.

These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015 the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year.

It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts we sell in connection with employer-sponsored qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2025, and may change in subsequent years.

Individual Retirement Annuities

IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of $7,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs

IRC Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. Employer contributions cannot exceed the lesser of:

•	$70,000; or

•	25% of compensation (a maximum of $350,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.”  You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SIMPLE IRAs

IRC Section 408(p) permits certain small employers to establish a Savings Incentive Match Plan for Employees (SIMPLE) IRA. SIMPLE IRA plans permit employees to make elective contributions only through a qualified salary reduction agreement.

Employers can make contributions to the plan through either matching contributions or non-elective contributions. An employee’s annual elective salary reduction contributions are limited to the lesser of $16,500 or 100% of compensation, and an additional catch-up contribution is available for individuals age 50 and over, up to the lesser of $3,500 or total compensation less any other elective deferrals. For employees age 60–63, this catch-up contribution limit is increased to $5,250. Elective contributions made to a SIMPLE IRA are counted against the overall limit on elective deferrals by any individual (the lesser of $23,500 or 100% of compensation). Plans of certain small employers may be eligible for increased limits. The employer must make certain matching contributions or non-elective contributions to the employee’s account. SIMPLE IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and  nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to tax treatment and suitability of such an investment.

Roth IRAs

IRC Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Roth IRA contributions are limited to the lesser of $7,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Minimum Distributions for Qualified Contracts” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts

You, as the Owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your Contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an Annuity Payment.

Withdrawals

The IRC generally treats any withdrawal (1) allocable to investment in the Contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your investment in the Contract. The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments

Annuity Payments occur as the result of the Contract reaching its annuity starting date. Non-annuitized life expectancy distributions made to a Beneficiary, under a Non-Qualified Beneficiary Annuity SWP program that we administer, are also treated as Annuity Payments. A portion of each Annuity Payment is treated as a partial return of your investment in the Contract and is not taxed. The remaining portion of the Annuity Payment is treated as ordinary income. The Annuity Payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount.

The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. If, in any year, total payments received under a variable Annuity Option are less than the exclusion amount allocable to that year, Treasury Regulations allow you to choose to recalculate your exclusion amount in subsequent years, by filing a statement with your income tax return. We will continue to report distributions using the exclusion amount as originally calculated. For additional information, please consult with your tax advisor and see IRS Publication 939. Annuity Payments received after you have recovered all of your investment in the Contract are fully taxable.

The IRC also provides that any amount received (both Annuity Payments and withdrawals) under an annuity contract which is included in income may be subject to an additional income tax. The amount of the additional tax is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the additional tax. They include any amounts:

(1)	paid on or after you reach age 59½;

(2)	paid to your Beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the IRC);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated Beneficiary. Annuity Payments may qualify for this exception if they satisfy the RMD rules applicable to Annuity Payments from qualified plans and IRAs;

(5)	paid under an immediate annuity; or

(6)	which come from investment in the Contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% additional tax), but for the exception, plus interest for the tax years in which the exception was used.  A withdrawal outside of the series of substantially equal period payments, or an additional Purchase Payment into your Contract, may be considered an impermissible modification. However, after 2023, a tax-free rollover or transfer to another qualified plan or IRA, from which a series of substantially equal periodic payments is received, will not result in a modification if the combined distributions from the old and new arrangements continue to satisfy the exception.  The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts

The IRC provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one deferred annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments

An assignment or pledge of a Contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your Contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the Contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under IRC Section 1041.

Distributions After Death of an Owner

In order to be treated as an annuity contract for federal income tax purposes, IRC Section 72(s) requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, IRC Section 72(s) requires that:

(a)	if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and

(b)	if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. The Non-Qualified Contracts contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts

If you have no cost basis for your interest in a Qualified Contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total Contract Value. Special tax rules may be available for certain distributions from a qualified plan.

IRC Section 72(t) imposes a 10% additional income tax on the taxable portion of any distribution from qualified plans, including Contracts issued and qualified under IRC Sections 408 (IRAs) and 408A (Roth IRAs). With respect to SIMPLE IRAs, the 10% additional tax is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Exceptions from the additional tax are as follows:

(1)	distributions made on or after you reach age 59½;

(2)	distributions made after your death;

(3)	distributions made that are attributable to the employee being disabled as defined in the IRC;

(4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required). Annuity Payments may qualify for this exception if they satisfy the RMD rules applicable to Annuity Payments from qualified plans and IRAs;

(5)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care;

(6)	corrective distributions of amounts that exceed tax law limitations;

(7)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

(8)	distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

(9)	certain qualified reservist distributions;

(10)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year;

(11)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8));

(12)	distributions which are qualified birth or adoption distributions (as defined in IRC Section 72(t)(2)(H)). Such distributions can be recontributed within the three year period beginning on the date received;

(13)	certain distributions made after December 31, 2023 for emergency personal expenses (as provided in IRC Section 72(t)(2)(I)). Such distributions can be recontributed within the three-year period beginning on the date received;

(14)	payments of net income attributable to an excess IRA contribution made in a calendar year where such amounts are distributed by tax return deadline for the year (including extensions) and no deduction is allowed for the excess contribution;

(15)	eligible distributions made after December 31, 2023 to you if you are a victim of domestic abuse (as provided in IRC Section 72(t)(2)(K)). Such distributions may be recontributed within the three-year period beginning on the date received;

(16)	distributions made to you if you are a terminally ill individual (as provided in IRC Section 72(t)(2)(L)). Such distributions may be recontributed within the three-year period beginning on the date received; and

(17)	distributions that are qualified disaster recovery distributions under IRC Section 72(t)(2)(M). Such distributions may be recontributed within the three-year period beginning on the date received.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% additional tax) but for the exception, plus interest for the tax years in which the exception was used.  A withdrawal outside of the series of substantially equal period payments, or an additional purchase payment into your contract, may be considered an impermissible modification. However, after 2023, a tax-free rollover or transfer to another qualified plan or IRA, from which a series of substantially equal periodic payments is received, will not result in a modification if the combined distributions from the old and new arrangements continue to satisfy the exception.  The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Notice 2022-6 for more specific information.

Required Minimum Distributions for Qualified Contracts

For Qualified Contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:

(1)	the calendar year in which you attained the “applicable age” as defined in IRC Section 401(a)(9); or

(2)	the calendar year in which you retire.

If you  were born after December 31, 1950 and before January 1, 1960, your applicable age is 73. If you  were born after December 31, 1959, your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951.

The date set forth in (2) does not apply to an IRA or to a five percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary. Upon your death, additional distribution requirements are imposed. If your Contract is held as a Roth IRA, there are no RMDs during your life. However, upon your death your Beneficiary is subject to RMD requirements. If RMDs are not made, a penalty tax of up to 25% is imposed on the amount that should have been distributed.

These rules were significantly changed under the Setting Every Community Up for Retirement Enhancement (SECURE) Act, enacted in late 2019, and differ for Qualified Contracts when death occurs after December 31, 2019 versus those where death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement).

Where the Owner’s death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), if the Contract had not yet entered the Annuity Phase and death occurred after the required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death, or over the life or life expectancy of the designated Beneficiary. If the Contract had not entered the Annuity Phase and death occurred before the required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated Beneficiary. If the Owner’s death occurred after the Contract had entered the Annuity Phase, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and your designated Beneficiary is not an “Eligible Designated Beneficiary” as defined in IRC Section 401(a)(9), the remaining interest must be distributed within ten years, regardless of whether your death occurs before or after your required beginning date or whether your Contract had entered the Annuity Phase.  In addition, if your death occurs on or after your required beginning date, your Beneficiary must take  annual RMDs during the ten year distribution period.  If your designated Beneficiary is considered an Eligible Designated Beneficiary, the remaining interest must be distributed within ten years or over the life or life expectancy of the designated Beneficiary.  We only offer a life or life expectancy distribution option to a designated Beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA Owner or, (2) is not more than ten years younger than the deceased qualified plan participant or IRA Owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect a life or life expectancy distribution option.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and you do not have a designated Beneficiary (including where your estate or certain trusts are the Beneficiary), the pre-2019 distribution rules generally apply. If your Contract has not yet entered the Annuity Phase and death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If the Contract has not yet entered the Annuity Phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years. If your death occurs after your Contract has entered the Annuity Phase, distributions must be made at least as rapidly as under the method in effect at the time of your death.

For purposes of these rules, the Owner of a Roth IRA is always treated as having died before their required beginning date, since RMDs are not required during the owner’s lifetime.

The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of RMDs for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the Accumulation Phase of the annuity Contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the Owner or Beneficiary under the Contract in order to determine the fair market value of the Contract. A larger fair market value will result in the calculation of a higher RMD amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed under Death Benefit Payment Option 1 (lump sum) or Option 2 (payment within five years of the date of the Owner’s death), they will be treated in the same manner as a withdrawal from the Contract; or

•	if distributed under Death Benefit Payment Option 3, they will be treated as Annuity Payments.

Section 1035 Tax Free Exchanges

IRC Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to Annuity Payments that are based on life expectancy or on a period certain of ten or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the Annuity Phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the Annuity Phase and the Contract or the resulting Annuity Payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

The IRS has also issued guidance allowing a Beneficiary of a non-qualified annuity contract to enter into a 1035 exchange of the death benefit for a new annuity contract, provided that the new contract will be administered as if the Owner is deceased for purposes of the death benefit requirements of IRC Section 72(s). In order to allow the death benefit under a non-qualified annuity contract to be exchanged, we may require additional documentation from the issuer of the new contract, in order to ensure that this requirement is met.

Income Tax Reporting and Withholding

Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31 of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the Owner of the annuity contract. Following the death of the Owner the Form 1099-R will be sent to each Beneficiary who receives a payment under the Contract.

The portion of any distribution that is includible in the gross income of the Owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding

Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax

A Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations, the taxable portion of any distribution from a non-qualified annuity contract – including withdrawals and Annuity Payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your Contract.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a Contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

(1) proof of residency (in accordance with IRS requirements), and

(2) the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain foreign entity Owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Civil Unions and Domestic Partnerships

Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the Contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

Non-Natural Owner

When a Non-Qualified Contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. If a trust is not a grantor trust for income tax purposes, and any beneficiary (including a contingent beneficiary) of the trust is a non-natural person, the Contract will not be treated as owned by an agent for a natural person, and gain in the Contract will be taxed annually. This treatment also does not apply to a Contract that qualifies as an immediate annuity. Before purchasing a Contract to be owned by a non-natural person or changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Distribution

The Contract is sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the Contracts sold by its registered representatives, and MSD serves as principal underwriter of the Contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD also receive compensation for their actions as principal underwriters of the Contracts.

Commissions and Allowances Paid

Commissions for sales of the Contract by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. Commissions for sales of the Contract by registered representatives of other broker-dealers are paid on behalf of MSD by MassMutual to those broker-dealers. The maximum commission payable for the Contract is 8.63% of Purchase Payments made to a Contract and/or up to 2.4% of Contract Value annually.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the Contract by their registered representatives.

Additional Compensation Paid to Certain Broker-Dealers

We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote the Contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the Contract and each subsequent Purchase Payment applied to the Contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling the Contract, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the Contract. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.

Compensation in General

The compensation arrangements described above may provide a registered representative with an incentive to sell the Contract over other available contracts whose issuers do not provide such compensation. You may want to take these compensation arrangements into account when evaluating any recommendation regarding the Contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain Funds to help us make these cash and non-cash payments.

You may want to contact MMLIS or your registered representative to find out more about the compensation they receive in connection with your purchase of a Contract.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the Contracts).

Other Information

Collateral Assignment

In certain states, you cannot assign the Contract without our approval. We will refuse or accept any request to assign the Contract on a non-discriminatory basis. Please refer to your Contract.

We must receive a Written Request from you, in Good Order, for any assignment we allow to be binding on us. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your Contract.

In most states, you cannot assign the Contract if an Income Guarantee Feature is in effect. See “Appendix G – State Variations of Certain Contract Features.”

If the Contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the Contract. If you assign your Contract, your rights may only be exercised with the consent of the assignee of record.

Registered Representative Transaction Authority

You may authorize us to accept instructions from the registered representative assigned to your Contract in order to make transfers among investment options and changes to allocations for future Purchase Payments. To authorize the registered representative assigned to your Contract to make premium allocations and transfers, you must send a completed Producer Transaction Authorization Form to our Service Center. We may revoke transaction authorization privileges for certain Owners. Transaction authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing.

We are not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Owners, Beneficiaries, and any other payees of proceeds from a Contract.

Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center. IRS guidance requires us to withhold federal income tax from escheated payments from certain qualified contracts, and to report such payments to the IRS on Form 1099-R.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Payments We Make

We may be required to suspend or postpone payments for withdrawals or transfers from the Sub-Accounts for any period when:

•	the NYSE is closed (other than customary weekend and holiday closings);

•	trading on the NYSE is restricted;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	during any other period when the SEC, by order, so permits for your protection.

In addition, if, pursuant to the SEC’s rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of that Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market Sub-Account until the Fund is liquidated.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Changes to the Contract

We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the Contract. We will notify you by Written Notice of such amendments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that can be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected Purchase Payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce or waive the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a Contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate such arrangements.

Termination of the Contract

We will terminate your Contract upon the occurrence of any of the following events:

•	the date of the last Annuity Payment; or

•	the date payment is made of the entire Contract Withdrawal Value, unless an Income Guarantee Feature is in effect and the Benefit Base is greater than zero after the withdrawal; or

•	the date of the last death benefit payment; or

•	the date your Contract is returned under the right to examine Contract provision.

In addition, in most states we reserve the right to terminate your Contract if the following conditions are met:

(1)	if you elected an Income Guarantee Feature and the Benefit Base is zero;

(2)	no Purchase Payment has been made for at least two consecutive years measured from the date we received the last Purchase Payment; and

(3)	each of the following amounts is less than $2,000 on the date we send Written Notice of our election to terminate your Contract provided that no Annuity Option is in effect at that time:

○	your Contract Value less any Premium Tax deducted; and

○	the sum of all Purchase Payments made into your Contract adjusted for any partial withdrawals.

If we exercise the right to terminate the Contract, we will send you a Written Notice of termination at your last known address shown on our records. This Written Notice will state that the Contract will terminate thirty calendar days after we have mailed the notice unless we receive a Purchase Payment that brings the Contract Value (less any Premium Tax) to at least $2,000 before that time. If the Contract is terminated pursuant to the reserved right to terminate the Contract, we will pay the Contract Value to you.

Reservation of Rights

If we reserve the right to limit a contractual right, we will do so by providing prior Written Notice and on a non-discriminatory basis in order to respond to changes in any of the following:

•	market or economic conditions;

•	regulatory requirements;

•	current and future anticipated expenses;

•	unfavorable mortality experience;

•	our financial condition.

Computer System, Cybersecurity, and Service Disruption Risks

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.  The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).

Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of Contract-related transactions (including the processing of orders from Owners and orders with the Funds) and the Company’s ability to administer the Contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the Contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the Contract.

For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the  SAI.

Our Financial Statements

The financial statements for the Separate Account and the Company are included in the SAI. Our financial statements should be distinguished from the financial statements of the Separate Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Contracts. Contact us at our Service Center for a free copy of these financial statements and the SAI.

Appendix A

Investment Options Available Under the Contract

Funds Available Under the Contract

The following is a list of Funds currently available under the Contract. The list of Funds is subject to change, as discussed in the prospectus for the Contract. While an Income Guarantee Feature is in effect, the investment options available to you are restricted. Please see the current Rate Sheet Prospectus Supplement (for prospective Contract Owners) or Appendix H (for existing Contract Owners)to see the investment options available to you while an Income Guarantee Feature is in effect. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/Envision. You can also request this information at no cost by calling (800) 272-2216 or sending an email request to ANNfax@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Asset Allocation	MML Aggressive Allocation Fund (Service Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.25%	12.54%	7.95%	7.73%
Asset Allocation	MML American Funds Core Allocation Fund (Service Class I)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.01%	11.87%	6.78%	6.81%
Asset Allocation	MML Balanced Allocation Fund (Service Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.11%	7.37%	4.46%	4.91%
Asset Allocation	MML Conservative Allocation Fund (Service Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.10%	6.41%	3.67%	4.27%
Asset Allocation	MML Growth Allocation Fund (Service Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.17%	10.50%	6.76%	6.72%
Asset Allocation	MML iShares® 60/40 Allocation Fund (Service Class I)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.75% (*)	10.61%	—	—
Asset Allocation	MML iShares® 80/20 Allocation Fund (Service Class I)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.75% (*)	14.19%	—	—
Asset Allocation	MML Moderate Allocation Fund (Service Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.13%	8.58%	5.19%	5.55%
Money Market	MML U.S. Government Money Market Fund (Initial Class)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.51%	4.80%	2.16%	1.43%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Fixed Income

Fidelity® VIP Strategic Income Portfolio (Service Class 2)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK), FIL Investments (Japan) Limited

		0.89%	6.08%	2.81%	3.60%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.18% (*)	2.79%	–0.43%	1.28%
Fixed Income	MML Inflation-Protected and Income Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.89% (*)	2.59%	1.85%	2.16%
Fixed Income	MML Managed Bond Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.70%	3.62%	0.20%	1.54%
Fixed Income	MML Short-Duration Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.85%	6.11%	1.43%	1.81%
Fixed Income	MML Total Return Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	0.88%	0.26%	–0.81%	0.88%
Fixed Income	PIMCO Income Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.16%	5.31%	2.62%	—
Balanced	MML Blend Fund (Service Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.75%	14.36%	7.59%	7.63%
Large Cap Value	American Funds Insurance Series® Washington Mutual Investors Fund (Class 4) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.75% (*)	18.85%	11.92%	9.99%
Large Cap Value	MML Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.68%	19.09%	10.53%	8.80%
Large Cap Value	MML Equity Income Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.04%	11.41%	8.20%	7.99%
Large Cap Value	MML Income & Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.98%	14.55%	9.94%	9.06%
Large Cap Blend	Columbia Variable Portfolio – Contrarian Core Fund (Class 2) Adviser: Columbia Management Investment Advisers, LLC Sub-Adviser: N/A	0.95% (*)	23.10%	14.78%	12.52%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Service Class 2)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.81%	33.45%	16.74%	13.33%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	MML Focused Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.13%	9.78%	9.42%	10.33%
Large Cap Blend	MML Fundamental Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.06%	23.36%	12.91%	13.15%
Large Cap Blend	MML Sustainable Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.82%	19.60%	12.24%	11.53%
Large Cap Growth	Macquarie VIP Growth Series (Service Class) Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	23.90%	16.13%	15.27%
Large Cap Growth	MML American Funds Growth Fund (Service Class I)(3)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	31.11%	18.33%	16.10%
Large Cap Growth	MML Blue Chip Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.02%	35.38%	13.63%	14.22%
Large Cap Growth	MML Large Cap Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.95%	33.77%	17.85%	15.00%
Small/Mid-Cap Value	MML Mid Cap Value Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.14%	8.29%	7.05%	7.79%
Small/Mid-Cap Value	MML Small Company Value Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.24% (*)	6.97%	7.50%	8.05%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	1.08%	9.89%	8.86%	7.55%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.96%	12.66%	10.37%	8.89%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.10%	23.92%	9.92%	11.29%
Small/Mid-Cap Growth	Janus Henderson Enterprise Portfolio (Service) Adviser: Janus Henderson Investors US LLC Sub-Adviser: N/A	0.97%	15.32%	9.61%	12.12%
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.08%	10.82%	7.46%	9.92%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.33% (*)	10.01%	7.31%	8.97%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
International/Global	American Funds Insurance Series® Global Small Capitalization Fund (Class 4) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	1.15% (*)	2.12%	2.74%	5.54%
International/Global	American Funds Insurance Series® New World Fund® (Class 4) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	1.07% (*)	6.33%	4.29%	5.96%
International/Global

Fidelity® VIP Overseas Portfolio (Service Class 2)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited, and FIL Investments (Japan) Limited

		0.98%	4.81%	5.50%	6.06%
International/Global	Invesco V.I. International Growth Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.25% (*)	–1.81%	2.83%	4.15%
International/Global	Janus Henderson Overseas Portfolio (Service) Adviser: Janus Henderson Investors US LLC Sub-Adviser: N/A	1.13%	31.76%	17.80%	19.06%
International/Global	MML Foreign Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	1.21%	3.12%	3.95%	3.04%
International/Global	MML Global Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.06% (*)	5.46%	5.62%	7.29%
International/Global	MML International Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Advisers: Massachusetts Financial Services Company and Harris Associates L.P.	1.21% (*)	0.66%	3.38%	4.05%
Specialty (5)

Fidelity® VIP Health Care Portfolio (Service Class 2)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.84%	4.86%	5.19%	7.69%
Specialty (5)

Fidelity® VIP Real Estate Portfolio (Service Class 2)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.86%	6.25%	1.94%	3.67%
Specialty (5)	Janus Henderson Global Technology and Innovation Portfolio (Service) Adviser: Janus Henderson Investors US LLC Sub-Adviser: N/A	0.97%	31.76%	17.80%	19.06%
Specialty (5)

Macquarie VIP Asset Strategy Series (Service Class)
Adviser: Delaware Management Company
Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited

		0.85% (*)	12.44%	6.56%	5.27%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty (5)	MML Managed Volatility Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	1.43%	14.56%	6.03%	5.09%
Specialty (5)	Vest U.S. Large Cap 10% Buffer Strategies VI Fund (Class I)(6) Adviser: VestSM Financial LLC Sub-Adviser: N/A	1.05% (*)	18.73%	—	—
(*)	This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(3)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(4)	The MML American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as an investment choice under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML American Funds Growth Fund.
(5)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.
(6)	Buffer funds employ a strategy to provide buffer protection, which includes a capped upside return risk and an outcome period risk. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds and provide limited protection in the event of a market downturn. This may conflict with your investment objectives by limiting your ability to maximize growth of your Contract Value. For more information about the risks associated with buffer funds, please see “Principal Risks of Investing in the Contract – Defined Outcome Funds Risk.” This fund is not available for policies issued in New York.

Fixed Account Investment Options Available Under the Contract

The following is a list of fixed options currently available under the Contract. We may change the features of the fixed options listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so. While an Income Guarantee Feature is in effect, the investment options available to you are restricted. You may not participate in the DCA Fixed Account if an Income Guarantee Feature is in effect. See “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – Fixed Account for Dollar Cost Averaging (DCA Fixed Account)” for more information.

Name	Minimum Guaranteed Interest Rate
6 Month DCA Fixed Account	1%
12 Month DCA Fixed Account	1%

Appendix B

Contingent Deferred Sales Charge (CDSC) Example

The values shown are based on the following assumptions:

•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount
1 (on Issue Date)	1	January 15	$100,000
2	1	May 15	10,000
3	2	January 15	200,000

•	On February 15 of Contract Year 4, the Contract Value is $350,000 and a partial withdrawal of $150,000 is made.

To calculate the CDSC, we first determine the withdrawal amount not subject to a CDSC:

(1)	First, the earnings of $40,000 ($350,000 – $310,000) are not subject to a CDSC.

(2)	Next, we would take the withdrawal amount from any Purchase Payments no longer subject to a CDSC. Because all of the Purchase Payments were made within the last seven years, and are therefore still subject to a CDSC, we can ignore this step.

(3)	Finally, we look at the Free Withdrawal Amount, which is 10% of the Purchase Payments still subject to a CDSC. The Free Withdrawal Amount is $31,000 (10% x $310,000) and is not subject to a CDSC.

Based on the withdrawal amount not subject to a CDSC, we can determine that $79,000 ($150,000 – $40,000 – $31,000) is the withdrawal amount that is subject to a  CDSC.

Next, we calculate the amount of the CDSC:

(1)	First, we look at the amount of CDSC from Purchase Payment #1. After reducing Purchase Payment #1 by the Free Withdrawal Amount, the amount remaining subject to a CDSC is $69,000 ($100,000 – $31,000). Since Purchase Payment #1 is three years from the date that Purchase Payment was applied, the CDSC charge is 6% or $4,140 ($69,000 x 6%).

(2)	The remaining withdrawal amount still subject to a CDSC is $10,000 ($79,000 – $69,000).

(3)	Next, we look at the amount of CDSC from Purchase Payment #2. The Purchase Payment #2 amount is $10,000 and since Purchase Payment #2 is two years from the date that Purchase Payment was applied, the CDSC charge is 7% or $700 ($10,000 x 7%).

(4)	There is no available remaining withdrawal amount still subject to a CDSC ($10,000 – $10,000).

(5)	The total CDSC is $4,840, which is the sum of the charges on each Purchase Payment ($4,140 + $700).

The total CDSC for this withdrawal is $4,840, which is deducted from the withdrawal amount of $150,000. The net amount of $145,160 ($150,000 – $4,840) is paid to the Owner, unless otherwise instructed.

Appendix C

Free Withdrawal Amount Examples

Example 1 ~ Free Withdrawal Amount in Contract Year 1

The values shown are based on the following assumptions:

•	Your Issue Date is January 15. This is the date when we credit your initial Purchase Payment to your Contract.

•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount
1 (on Issue Date)	1	January 15	$100,000
2	1	May 15	10,000

To calculate the Free Withdrawal Amount for Contract Year 1, we do the following:

•	We multiply the initial Purchase Payment applied on the Issue Date by 10% ($100,000 x 10% = $10,000).

•	We then multiply the subsequent Purchase Payment received on May 15 by 10% ($10,000 x 10% = $1,000).

•	The total Free Withdrawal Amount in Contract Year 1 is $11,000 ($10,000 + $1,000).

Example 2 ~ Free Withdrawal Amount in Fifth Contract Year with a Withdrawal in Contract Year 4

The values shown are based on the following assumptions:

•	Your Issue Date is January 15. This is the date when we credit your initial Purchase Payment to your Contract.

•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount
1 (on Issue Date)	1	January 15	$100,000
2	1	May 15	10,000
3	2	January 15	200,000
4	4	March 15	15,000

•	On February 15 of Contract Year 4, the Contract Value is $350,000 and a partial withdrawal of $145,000 is made.

To determine the total Purchase Payments still subject to a CDSC as of the previous Contract Anniversary (the fourth Contract Anniversary), we do the following:

Before calculating amounts for Contract Year 5, we first need to calculate the impact of the February 15 withdrawal in Contract Year 4 on the remaining Purchase Payments in the Contract:

•	We calculate the total remaining Purchase Payments in the Contract as of February 15 is $310,000 ($100,000 + $10,000 + $200,000). The March 15 Purchase Payment is not included because it happened after the February 15 withdrawal.

•	Next, the earnings of $40,000 ($350,000 – $310,000) are withdrawn.

•	The remaining withdrawal ($145,000 – $40,000 = $105,000) is applied to Purchase Payment #1 of $100,000, reducing Purchase Payment #1 to $0.

•	Then the remaining withdrawal after Purchase Payment #1 ($105,000 – $100,000 = $5,000) is applied to reduce the amount of Purchase Payment #2 that is subject to a CDSC ($10,000 – $5,000 = $5,000).

•	Now, none of the $145,000 withdrawal is left to apply to a previous Purchase Payment ($5,000 – $5,000).

After the withdrawal, we also have a Purchase Payment in Contract Year 4 on March 15, so we have remaining Purchase Payments as follows at the beginning of Contract Year 5:

Purchase Payment	Contract Year	Date	Amount Remaining
1 (on Issue Date)	1	January 15	$ 0
2	1	May 15	5,000
3	2	January 15	200,000
4	4	March 15	15,000

Having determined the impact of the withdrawal to the remaining Purchase Payments, we can now determine the Free Withdrawal Amount available at the beginning of Contract Year 5. The Free Withdrawal Amount is based on the remaining Purchase Payments subject to a CDSC at the beginning of Contract Year 5 (4th Contract Anniversary):

•	All the remaining Purchase Payments are subject to a CDSC.

•	We calculate the remaining Purchase Payments subject to a CDSC ($5,000 + $200,000 + $15,000 = $220,000).

•	The Free Withdrawal Amount is then calculated as 10% of the remaining Purchase Payments (10% x $220,000 = $22,000).

So if there are any withdrawals taken in Contract Year 5, a starting Free Withdrawal Amount of $22,000 is available.

Appendix D – Death Benefit Examples

Return of Purchase Payment Death Benefit Examples

Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2

•	Owner dies in Contract Year 5

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Total Purchase Payments Adjusted for Withdrawals
1	$100,000	—	$100,000	$100,000
2	10,000	—	115,000	110,000
5 (receive due proof of Owner’s death and election of the payment method)	—	—	101,000	110,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	Owner dies in Contract Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $101,000. The total Purchase Payments adjusted for withdrawals is $110,000. The Return of Purchase Payment Death Benefit is the greater of the Contract Value and the total Purchase Payments adjusted for withdrawals. Therefore, the death benefit is $110,000.

Example 2 ~ Impact of Withdrawal and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2

•	A withdrawal of $20,000 is made at beginning of Contract Year 3

•	Owner dies in Contract Year 5

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Total Purchase Payments Adjusted for Withdrawals
1	$100,000	—	$100,000	$100,000
2	10,000	—	115,000	110,000
3 (immediately prior to withdrawal)	—	—	120,750	110,000
3 (immediately after withdrawal)	—	$20,000	100,750	91,781
4	—	—	95,713	91,781
5 (receive due proof of Owner’s death)	—	—	90,927	91,781

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Contract Year 3, a $20,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Contract Value is $120,750, and the total Purchase Payments adjusted for withdrawals is $110,000.

•	Immediately after the withdrawal is made, the Contract Value is reduced by 16.56% ($20,000 / $120,750) to become $100,750 ($120,750 – $20,000), and the total Purchase Payments adjusted for withdrawals is reduced by the same proportion of 16.56% that the Contract Value is reduced:

Total Purchase Payments adjusted for withdrawals (immediately after the withdrawal) = total Purchase Payments adjusted for withdrawals (immediately prior to the withdrawal) – (withdrawal amount / Contract Value immediately prior to the withdrawal) x total Purchase Payments adjusted for withdrawals (immediately prior to the withdrawal)
= $110,000 – ($20,000 / $120,750)  x $110,000
= $110,000 – $18,219
= $91,781

•	Owner dies in Contract Year 5. When we receive due proof of death, the Contract Value is $90,927. The total Purchase Payments adjusted for withdrawals is $91,781. The Return of Purchase Payment Death Benefit is the greater of the Contract Value and the total Purchase Payments adjusted for withdrawals. Therefore, the death benefit is $91,781.

Highest Quarterly Value Death Benefit Examples

Example 1 ~ Impact of Purchase Payments and Withdrawals and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment on 1/15/2021 = $100,000

•	A subsequent Purchase Payment of $10,000 is made on 3/6/2021.

•	A withdrawal of $20,000 is made on 5/21/2021.

•	Owner dies in Contract Year 2 within the First Contract Quarter.

Date	Event	Total Purchase Payments Adjusted for Withdrawals	Withdrawal	Contract Value	ALIF	HQV
1/15/2021	Beginning of Contract Year 1	$100,000	—	$100,000	$100,000	$100,000
3/6/2021	Subsequent Purchase Payment	110,000	—	110,000	110,000	110,000
4/14/2021	End of First Contract Quarter	110,000	—	117,000	110,000	110,000
5/21/2021	Immediately Prior to Withdrawal	110,000	—	120,000	110,000	110,000
5/21/2021	Immediately After Withdrawal	91,667	$20,000	100,000	91,667	91,667
7/14/2021	End of Second Contract Quarter	91,667	—	115,000	91,667	91,667
10/14/2021	End of Third Contract Quarter	91,667	—	120,000	91,667	91,667
1/14/2022	End of Fourth Contract Quarter (last Calendar Day of Contract Year 1)	91,667	—	111,000	91,667	91,667
1/15/2022	Beginning of Contract Year 2 (first Calendar Day of Contract Year 2)	91,667	—	111,100	120,000	120,000
2/15/2022	Receive due proof of Owner’s death and election of the payment method	91,667	—	105,000	120,000	120,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments Adjusted for Withdrawals. The initial Annual Lock-In Feature (ALIF) is equal to the initial purchase payment. The Highest Quarterly Value (HQV) is the greater of the ALIF ($100,000) or the Total Purchase Payments Adjusted for Withdrawals (also $100,000).

•	On 3/6/2021, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments Adjusted for Withdrawals to $110,000 ($100,000 + $10,000).

○	The subsequent Purchase Payment is added to the most recently calculated ALIF. The new ALIF is $110,000 ($100,000 + $10,000).

○	The HQV is the greater of the Total Purchase Payments Adjusted for Withdrawals or the current ALIF. The new HQV is $110,000 (greatest of $110,000 or $110,000).

•	On 5/21/2021, a $20,000 withdrawal is taken. The withdrawal will reduce the Total Purchase Payments Adjusted for Withdrawals, the ALIF, and the HQV in the same proportion as the reduction in Contract Value.

○	The Contract Value is reduced by the withdrawal amount ($20,000) divided by the Contract Value immediately prior to the withdrawal ($120,000), which is 16.67%.

○	The Total Purchase Payments Adjusted for Withdrawals, ALIF, and HQV (which are each $110,000) are reduced by the same proportion (16.67%). The new Total Purchase Payments Adjusted for Withdrawals, ALIF, and HQV are all $91,667 ($110,000 - $110,000 * 16.67%).

•	At the beginning of Contract Year 2 the ALIF and HQV are recalculated.

○	The ALIF is the greatest of the most recently calculated ALIF or the highest Contract Quarter Value within the prior Contract Year, adjusted for withdrawals.

■	The most recently calculated ALIF is $91,667.

■	The end of the First Contract Quarter occurred prior to the withdrawal and so the First Contract Quarter Value ($117,000) is reduced by the same proportion as the reduction in Contract Value due to the withdrawal. Therefore, the First Contract Quarter Value is $97,500 ($117,000 - $117,000 * 16.67%).

■	The end of the Second Contract Quarter, Third Contract Quarter, and Fourth Contract Quarter occurred after the withdrawal and so are not reduced due to the withdrawal.

■	The highest Contract Quarter Value within the prior Contract year is $120,000, which is the greatest of $97,500 (First Contract Quarter Value), $115,000 (Second Contract Quarter Value), $120,000 (Third Contract Quarter Value), or $111,000 (Fourth Contract Quarter Value).

■	The recalculated ALIF is $120,000, which is the greater of $91,667 or $120,000.

○	The HQV is the greater of the Total Purchase Payments Adjusted for Withdrawals ($91,667) or the ALIF ($120,000). Therefore, the HQV is $120,000.

•	Owner dies in Contract Year 2 within the First Contract Quarter. When we receive due proof of death and election of the payment method for the Death Benefit, the Contract Value is $105,000. The Total Purchase Payments Adjusted for Withdrawals is $91,667.

○	The Death Benefit is the greater of the current Contract Value ($105,000) or the HQV ($120,000). Therefore, the Death Benefit is $120,000.

Appendix E

Commuted Value Withdrawal Example

The values shown are based on the following assumptions:

•	Contract Annuitized for a life with fifteen year period certain at the beginning of Contract Year 20.

•	The Annuity Payments are $1,000 quarterly.

•	Owner requests a $10,000 commuted value withdrawal at the beginning of Contract Year 25.

•	The commuted value of the remaining guaranteed Annuity Payments is $40,000 at the beginning of Contract Year 25.

Beginning of Contract Year	Quarterly Annuity Payout	Withdrawal	Commuted Value
25 (before commuted value withdrawal)	$1,000	—	$40,000
25 (after commuted value withdrawal)	750	$10,000	30,000
35	1,000	—	—

•	At the beginning of Contract Year 25, $10,000 is 25% of the total commuted value ($10,000 / $40,000).

•	The annuity payout is reduced by $250 ($1,000 x 25%) to $750 ($1,000 – $250) until the end of the period certain.

•	The remaining commuted value is $30,000 ($40,000 – $10,000).

•	At the beginning of Contract Year 35, the period certain ends. The Owner is still due payments as provided by the life guarantee. The life payments are for $1,000 as they were not reduced by the commuted value withdrawal.

•	The commuted value of the remaining life only annuity payouts is $0 because there are no remaining guaranteed Annuity Payments.

Appendix F

RetirePay Examples

Example 1A ~ Highest Anniversary Step-Up

The values shown are based on the following assumptions:

•	Initial Purchase Payment of $100,000 is made on 9/1/2021 (RetirePay Issue Date).

Date	Event	Contract Value	Benefit Base
9/1/2021	Beginning of Contract Year 1	$100,000	$100,000
8/31/2022	Last Calendar Day of Contract Year 1	110,000	100,000
9/1/2022	First Calendar Day of Contract Year 2	110,100	110,000

•	At the beginning of Contract Year 1, the Benefit Base is set to the Initial Purchase Payment of $100,000.

•	On the First Calendar Day of Contract Year 2, the Contract Value on the Last Calendar Day of Contract Year 1 is compared to the most recently calculated Benefit Base. The Contract Value ($110,000) is greater than the Benefit Base ($100,000) so the new Benefit Base is set to the Contract Value ($110,000).

Example 1B ~ Highest Quarterly Value Step-Up with Impact of Withdrawals

The values shown are based on the following assumptions:

Date	Event	Contract Value	Remaining Annual Lifetime Benefit Amount	Benefit Base
4/6/2022	Beginning of Contract Year	$117,000	$6,000	$115,000
5/15/2022	Withdrawal of $2,000		4,000	115,000
7/5/2022	End of First Quarter	125,000	4,000	115,000
7/15/2022	Withdrawal of $1,000		3,000	115,000
10/5/2022	End of Second Quarter	128,000	3,000	115,000
11/15/2022	Withdrawal of $3,000		0	115,000
1/5/2023	End of Third Quarter	127,000	0	115,000
2/15/2023	Immediately Prior to Withdrawal of $1,500	126,500	0	115,000
2/15/2023	Immediately After Withdrawal of $1,500	125,000	0	113,632
4/5/2023	End of Fourth Quarter	125,000	0	113,632

•	On 2/15/2023, a withdrawal of $1,500 is taken and is an Excess Withdrawal because there is no remaining Annual Lifetime Benefit. This represents a 1.19% reduction in the Contract Value ($1,500 / $126,000). Excess Withdrawals reduce the Benefit Base proportionally.

•	On 2/15/2023, after the Excess Withdrawal, the Benefit Base is reduced by 1.19% to $113,632.

For the purpose of determining the highest quarterly value step-up:

Date	Event	Contract Value	Adjustment to Quarterly Value	Adjusted Q1 Value	Adjusted Q2 Value	Adjusted Q3 Value	Q4 Value
4/6/2022	Beginning of Contract Year	$117,000
5/15/2022	Withdrawal
7/5/2022	End of First Quarter	125,000		125,000
7/15/2022	Withdrawal		$1,000	124,000
10/5/2022	End of Second Quarter	128,000		124,000	128,000
11/15/2022	Withdrawal		3,000	121,000	125,000
1/5/2023	End of Third Quarter	127,000		121,000	125,000	127,000
2/15/2023	Before Withdrawal	126,500		121,000	125,000	127,000
2/15/2023	After Withdrawal	125,000	1.19% Reduction	119,560	123,512	125,489
4/5/2023	End of Fourth Quarter	125,000		119,560	123,512	125,489	125,000

•	The withdrawal of $2,000 which occurred on 5/15/2022 did not have an impact on the determination of the highest quarterly value step-up as it occurred prior to the end of the first Contract Year quarter.

○	The withdrawal of $1,000 on 7/15/2022 reduced the First Contract Quarter Value ($125,000) by $1,000 because the withdrawal occurred after the end of the First Contract Quarter. It did not have an impact on the Second Contract Quarter Value, Third Contract Quarter Value, or Fourth Contract Quarter Value because it occurred prior to the end of those Contract Quarters.

○	The withdrawal of $3,000 on 11/15/2022 additionally reduced the First Contract Quarter Value ($124,000) by $3,000 and reduced the Second Contract Quarter Value ($124,000) by $3,000 because the withdrawal occurred after the end of those Contract Quarters. It did not have an impact on the Third Contract Quarter Value or Fourth Contract Quarter Value because it occurred prior to the end of those Contract Quarters.

•	The withdrawal on 2/15/2023 represented a 1.19% reduction in the Contract Value.

○	The reduction for the Excess Withdrawal for the first Contract Year quarter is equal to $1,440 (1.19% x ($125,000 – $1,000 – $3,000)). The Contract Value for the first Contract Year quarter is equal to $119,560 ($125,000 – $1,000 – $3,000 – $1,440).

○	The reduction for the Excess Withdrawal for the second Contract Year quarter is equal to $1,488 (1.19% x ($128,000 – $3,000)). The Contract Value for the first Contract Year quarter is equal to $123,512 ($128,000 – $3,000 – $1,488).

○	The reduction for the Excess Withdrawal for the third Contract Year quarter is equal to $1,511 (1.19% x $127,000). The Contract Value for the third Contract Year quarter is equal to $125,489 ($127,000 – $1,511).

•	The Contract Value for the fourth Contract Year quarter is $125,000.

The Highest Quarterly Value Step-Up for the Contract Year is the adjusted Q3 Value of $125,489. This amount becomes the new Benefit Base at the beginning of the next Contract Year (April 6, 2023) because it is greater than the end of the fourth quarter Benefit Base of $113,636.

Example 2 ~ Calculation of Annual Lifetime Benefit Amounts

This example uses these hypothetical Joint Life Withdrawal Rates where applicable. Current Joint Life Withdrawal Rates may be different.

			Number of Full Contract Years from the Rider Effective Date
Youngest Covered Person Age	0	1	2	3	4	5	6	7	8	9	10+
59.5-61	3.50%	3.62%	3.74%	3.86%	3.98%	4.50%	4.62%	4.74%	4.86%	4.98%	5.50%
62-66	4.00%	4.14%	4.27%	4.41%	4.54%	5.13%	5.26%	5.40%	5.53%	5.67%	6.25%
67-71	4.50%	4.72%	4.80%	4.95%	5.10%	5.75%	5.90%	6.05%	6.20%	6.35%	7.00%
72+	5.25%	5.42%	5.60%	5.77%	5.94%	6.69%	6.86%	7.03%	7.20%	7.37%	8.15%

•	The rider effective date is the same as the Issue Date, 9/1/2021.

•	The Owner elects the joint life version of the rider.

•	The Owner’s birthdate is 8/1/1953.

•	The birthdate of the Owner’s spouse is 2/1/1960.

Date	Event	Benefit Base	Age of Youngest Covered Person	Number of Full Contract Years from the Rider Effective Date	Withdrawal Rate	Annual Lifetime Benefit Amount(*)
9/1/2021	Beginning of Contract Year 1	$100,000	61	0	3.50%	$3,500
6/1/2022	Beginning of Fourth Quarter	100,000	62	0	4.00%	$4,000
9/1/2022	Beginning of Contract Year 2	100,000	62	1	4.14%	$4,140
(*)	The Annual Lifetime Benefit Amount is not set until the Guaranteed Lifetime Withdrawal Date is elected by the Owner. These values assume the Guaranteed Lifetime Withdrawal Date is set at the date shown. See explanation of how these values are determined below.

For the purpose of determining the Annual Lifetime Benefit Amount:

•	If the Owner elected the Guaranteed Lifetime Withdrawal Date on the RetirePay Issue Date, the youngest Covered Person is Age 61 (on 9/1/2021 with a birthdate of 2/1/1960) and the Number of Full Years from the RetirePay Issue Date is 0 so the rate is 3.50%. This is multiplied by the Benefit Base for an Annual Lifetime Benefit Amount of $3,500 (3.50% x $100,000).

•	If the Owner elected the Guaranteed Lifetime Withdrawal Date on 6/1/2022, the youngest Covered Person is Age 62
(on 6/1/2022 with a birthdate of 2/1/1960) and the Number of Full Years from the RetirePay Issue Date is 0 so the Withdrawal Rate is 4.00%. This is multiplied by the Benefit Base for an Annual Lifetime Benefit Amount of $4,000 (4.00% x $100,000).

•	If the Owner elected the Guaranteed Lifetime Withdrawal Date at the beginning of Contract Year 2 on 9/1/2022, the youngest Covered Person is Age 62 (on 9/1/2022 with a birthdate of 2/1/1960) and the Number of Full Years from the RetirePay Issue Date is 1 so the Withdrawal Rate is 4.14%. Assume there was no increase in the Contract Value so there was no Step-Up and the Benefit Base remains $100,000. The Withdrawal Rate of 4.14% is multiplied by the Benefit Base for an Annual Lifetime Benefit Amount of $4,140 (4.14% x $100,000).

Example 3A ~ Redetermination of Benefit Base for Excess Withdrawal Prior to Guaranteed Lifetime Withdrawal Date

The values shown are based on the following assumptions:

•	On 9/1/2021, an Initial Purchase Payment of $100,000 is made.

•	On 8/31/2022, the Contract Value as of the last Calendar Day of Contract Year 1 is $95,000.

•	On 10/1/2022, a withdrawal of $12,000 is made where the Contract Value prior to the withdrawal is $96,000.

•	The Owner has not elected a Guaranteed Lifetime Withdrawal Date.

Date	Event	Contract Value	Benefit Base
9/1/2021	First Calendar Day of Contract Year 1	$100,000	$100,000
8/31/2022	Last Calendar Day of Contract Year 1	95,000	100,000
9/1/2022	First Calendar Day of Contract Year 2	95,100	100,000
10/1/2022	Immediately Prior to Withdrawal	96,000	100,000
10/1/2022	Immediately After Withdrawal	84,000	87,500

•	On 9/1/2021, the Benefit Base is set to the Contract Value of $100,000.

•	On 9/1/2022, the Contract Value from the last Calendar Day of Contract Year 1 is compared to the most recently calculated Benefit Base. The Contract Value ($95,000) is less than the Benefit Base, so the Benefit Base remains $100,000.

•	On 10/1/2022, the Benefit Base is redetermined for the withdrawal. Until a Guaranteed Lifetime Withdrawal Date is elected, there is no Annual Lifetime Benefit Amount. So, the entire withdrawal is treated as an Excess Withdrawal.
The Benefit Base is reduced by the proportional reduction of the Contract Value, which is 12.50% ($12,000 / $96,000) for a total reduction of $12,500 (12.50% × $100,000). The remaining Benefit Base after the withdrawal is $87,500 ($100,000 – $12,500).

Example 3B ~ Redetermination of Benefit Base for a Withdrawal Greater than Annual Lifetime Benefit Amount

The values shown are based on the following assumptions, which match the assumptions in example 3A, except that the Owner elects a Guaranteed Lifetime Withdrawal Date prior to the withdrawal:

•	On 9/1/2021, an Initial Purchase Payment of $100,000 is made.

•	On 8/31/2022, the Contract Value as of the last Calendar Day of Contract Year 1 is $95,000.

•	On 10/1/2022, the Owner elects a Guaranteed Withdrawal Date where the Annual Lifetime Benefit Amount is $4,000.

•	On 10/1/2022, a withdrawal of $12,000 is made where the Contract Value prior to the withdrawal is $96,000.

For the purposes of determining the Benefit Base:

•	The withdrawal reduces the Annual Lifetime Benefit Amount to $0.

•	The withdrawal remaining after the Annual Lifetime Benefit Amount is $8,000 ($12,000 – $4,000).

•	The Contract Value remaining after the withdrawal of the Annual Lifetime Benefit Amount is $92,000 ($96,000 – $4,000). The withdrawal of the Annual Lifetime Benefit Amount does not impact the Benefit Base.

•	The excess withdrawal reduced the Benefit Base by 8.70% (8,000 / 92,000) for a total reduction of $8,700 (8.70% x $100,000). The remaining Benefit Base after the withdrawal is $91,300 ($100,000 – $8,700).

Date	Event	Remaining Withdrawal	Remaining Annual Lifetime Benefit Amount	Contract Value	Benefit Base
9/1/2021	First Calendar Day of Contract Year 1			$100,000	$100,000
8/31/2022	Last Calendar Day of Contract Year 1			95,000	100,000
9/1/2022	First Calendar Day of Contract Year 2			95,100	100,000
10/1/2022	Immediately Prior to Withdrawal	$12,000	$4,000	96,000	100,000
10/1/2022	After Withdrawal of the Annual Lifetime Benefit Amount	8,000	0	92,000	100,000
10/1/2022	After Reduction of the Benefit Base due to Excess Withdrawal	0	0	84,000	91,300

Example 4 ~ Impact of Contract Value being reduced to $0 because of the withdrawal of Annual Lifetime Benefit Amount

Lifetime Withdrawal Rates for this example.

			Number of Full Contract Years from the Rider Effective Date
Youngest Covered Person Age	0	1	2	3	4	5	6	7	8	9	10+
67	5.00%	5.25%	5.40%	5.55%	5.70%	5.85%	6.00%	6.15%	6.30%	6.45%	6.60%

•	On 4/6/2022, the Contract is issued with RetirePay.

•	On 4/6/2028, the Owner Elected the Guaranteed Lifetime Withdrawal Date.
The Benefit Base is $100,000.
The Youngest Covered Person is 67.
The Contract is six full Contract Years from the RetirePay Issue Date, so the Withdrawal Rate is 6.00% and the Annual Lifetime Benefit Amount is $6,000.

•	On 4/6/2032, the current Contract Year began. The Contract Value is $4,000. The Benefit Base is $100,000. The Annual Lifetime Benefit Amount is $6,000.

•	On 5/15/2032, a withdrawal of $3,000 is taken with $4,000 in Contract Value prior to the withdrawal.

•	On 11/15/2032, a withdrawal of $3,000 is taken with $1,000 in Contract Value prior to the withdrawal.

•	On 4/5/2033, the Benefit Base is $100,000.

Date	Event	Contract Value	Remaining Annual Lifetime Benefit Amount	Benefit Base
04/06/2032	Beginning of Contract Year 10	$4,000	$6,000	$100,000
05/15/2032	Immediately Prior to Withdrawal	4,000	6,000	100,000
05/15/2032	Immediately After Withdrawal	1,000	3,000	100,000
11/15/2032	Immediately Prior to Withdrawal	1,000	3,000	100,000
11/15/2032	Immediately After Withdrawal	0	2,000	100,000
11/15/2032	After Payout of Remaining Annual Lifetime Benefit Amount	0	0	100,000
04/06/2033	Beginning of Contract Year 11	0	6,000	100,000

For determining the values because of the Contract Value reaching $0, we have:

•	On 5/15/2032, the withdrawal of $3,000 reduces the Contract Value to $1,000 ($4,000 – $3,000). The Remaining Annual Lifetime Benefit Amount is $3,000 ($6,000 – $3,000).

•	On 11/15/2032, the withdrawal of $3,000 reduces the Contract Value to $0 by first withdrawing the available $1,000 from the Contract Value.
The Remaining Annual Lifetime Benefit Amount is $2,000 ($3,000 – $1,000).
The Remaining Annual Lifetime Benefit Amount is added to the partial withdrawal of $1,000 for a payout of $3,000 ($1,000 + $2,000).
The Contract enters the Settlement Phase.
The Annual Lifetime Benefit Amount remains at $6,000. This is paid in monthly payments of $500 ($6,000 / 12).

RetireCore  Examples

Example 1A ~ Highest Anniversary Step-Up and Determination of Roll-Up Value

The values shown are based on the following assumptions:

•	Initial Purchase Payment of $100,000 is made at Issue on 9/1/2021.

•	The Roll-Up Percentage is 6%.

Date	Event	Contract Value	Roll-Up Base	Roll-Up Amount	Roll-Up Value	Step-Up Value	Benefit Base
9/1/2021	First Calendar Day of Contract Year 1	$100,000	$100,000		$100,000		$100,000
8/31/2022	Last Calendar Day of Contract Year 1	110,000	100,000		100,000		100,000
9/1/2022	First Calendar Day of Contract Year 2	110,100	100,000	$6,000	106,000	110,000	110,000
9/1/2023	First Calendar Day of Contract Year 3	108,000	100,000	6,000	112,000	108,000	112,000
9/1/2024	First Calendar Day of Contract Year 4	115,000	100,000	6,000	118,000	115,000	118,000

•	At contract issue on 9/1/2021, the Roll-Up Base, Roll-Up Value and Benefit Base are set to the Initial Purchase Payment of $100,000.

•	On each contract anniversary:

○	If no withdrawals were made during the immediately preceding Contract Year, the Roll-Up Value will increase by the Roll-Up Amount, which is the most recently calculated Roll-Up Base multiplied by the Roll-Up Percentage ($100,000 * 6.00% = $6,000).

○	The Benefit Base will be recalculated to the greatest of the most recently calculated Benefit Base prior to the Contract Anniversary, the current Roll-Up Value, or the current Step-Up Value.

•	On the first Calendar Day of Contract Year 2:

○	The Roll-Up Value ($100,000) increases by the Roll-Up Amount ($6,000) to be $106,000 because there were no withdrawals in the prior Contract Year.

○	The Step-Up Value is the Contract Value on the last Calendar Day of Contract Year 1 ($110,000).

○	The Benefit Base increases to the Step-Up Value of $110,000, which is the greatest of the most recently calculated Benefit Base ($100,000), the Roll-Up Value ($106,000), or the Step-Up Value ($110,000).

•	On the first Calendar Day of Contract Year 3:

○	The Roll-Up Value ($106,000) increases by the Roll-Up Amount ($6,000) to be $112,000 because there were no withdrawals in the prior Contract Year.

○	The Step-Up Value is the Contract Value on the last Calendar Day of Contract Year 2 ($108,000).

○	The Benefit Base increases to the Roll-Up Value of $112,000, which is the greatest of the most recently calculated Benefit Base ($110,000), the Roll-Up Value ($112,000), or the Step-Up Value ($108,000).

•	On the first Calendar Day of Contract Year 4:

○	The Roll-Up Value ($112,000) increases by the Roll-Up Amount ($6,000) to be $118,000 because there were no withdrawals in the prior Contract Year.

○	The Step-Up Value is the Contract Value on the last Calendar Day of Contract Year 2 ($115,000).

○	The Benefit Base increases to the Roll-Up Value of $118,000, which is the greatest of the most recently calculated Benefit Base ($112,000), the Roll-Up Value ($118,000), or the Step-Up Value ($115,000).

Example 1B ~ Highest Quarterly Value Step-Up and Determination of Roll-Up Value with Impact of Withdrawals

The values shown are based on the following assumptions:

•	An initial Purchase Payment of $100,000 is made at Issue on 4/6/2022.

•	The Roll-Up Percentage is 6%.

•	The Annual Lifetime Benefit Amount is $6,000.

Date	Event	Contract Value	Remaining Annual Lifetime Benefit Amount	Roll-Up Base	Roll-Up Amount	Roll-Up Value	Step-Up Value	Benefit Base
4/6/2022	First Calendar Day of Contract Year 1	$100,000	$6,000	$100,000		$100,000		$100,000
5/15/2022	Withdrawal of $2,000		4,000	100,000		100,000		100,000
7/5/2022	Last Calendar Day of First Quarter	125,000	4,000	100,000		100,000		100,000
10/5/2022	Last Calendar Day of Second Quarter	128,000	4,000	100,000		100,000		100,000
11/15/2022	Withdrawal of $4,000		0	100,000		100,000		100,000
1/5/2023	Last Calendar Day of Third Quarter	127,000	0	100,000		100,000		100,000
2/15/2023	Immediately Prior to Withdrawal of $1,500	126,500	0	100,000		100,000		100,000
2/15/2023	Immediately After Withdrawal of $1,500	125,000	0	98,810		98,810		98,810
4/5/2023	Last Calendar Day of Fourth Quarter	124,000	0	98,810		98,810		98,810
4/6/2023	First Calendar Day of Contract Year 2	124,100	6,000	98,810	0	98,810	$125,489	125,489
4/6/2024	First Calendar Day of Contract Year 3	128,000	6,000	98,810	5,929	104,739	128,000	128,000

•	At contract issue on 4/6/2022, the Roll-Up Base, Roll-Up Value and Benefit Base are set to the Initial Purchase Payment of $100,000.

•	On each contract anniversary:

○	If no withdrawals were made during the immediately preceding Contract Year, the Roll-Up Value will increase by the Roll-Up Amount, which is the most recently calculated Roll-Up Base multiplied by the Roll-Up Percentage ($100,000 * 6.00% = $6,000). If a withdrawal did occur, the Roll-Up Amount is $0.

○	The Benefit Base will be recalculated to the greatest of the most recently calculated Benefit Base prior to the Contract Anniversary, the current Roll-Up Value, or the current Step-Up Value.

•	On 2/15/2023, there is no remaining Annual Lifetime Benefit Amount. The withdrawal amount of $1,500 is therefore an excess withdrawal. The excess withdrawal reduces the Roll-Up Base, Roll-Up Value, and Benefit Base by the same proportional reduction as the reduction to the Contract Value.

○	The proportional reduction to the Contract Value is the amount of the withdrawal divided by the Contract Value immediately prior to the withdrawal, which is 1.19% ($1,500 / $126,000).

○	The Roll-Up Base, Roll-Up Value, and Benefit Base (where are each $100,000) are reduced by 1.19% to $98,810 ($100,000 – $100,000 * 1.19%).

•	On the first Calendar Day of Contract Year 2:

○	The Roll-Up Value ($98,810) does not increase because the Roll-Up Amount is $0 due to the withdrawals in the prior Contract Year.

○	The Step-Up Value is the highest Quarterly Contract Value adjusted for withdrawals, which is $125,489. See the table below for determining the highest Quarterly Contract value.

○	The Benefit Base increases to the Step-Up Value of $125,489, which is the greatest of the most recently calculated Benefit Base ($98,810), the Roll-Up Value ($98,810), or the Step-Up Value ($125,489).

•	On the first Calendar Day of Contract Year 3:

○	The Roll-Up Value increases by the Roll-Up Amount because there were no withdrawals in the prior Contract Year. The Roll-Up Amount is the Roll-Up Base ($98,810) multiplied by the Roll-Up Percentage (6%), which is $5,929. Therefore, the Roll-Up Value is $104,739 ($98,810 + $5,929).

○	The Step-Up Value is the highest Quarterly Contract Value adjusted for withdrawals, which is assumed to be $128,000.

○	The Benefit Base increases to the Step-Up Value of $128,000, which is the greatest of the most recently calculated Benefit Base ($125,489), the Roll-Up Value ($104,739), or the Step-Up Value ($128,000).

To determine the Highest Quarterly Value Step-Up in Contract Year 1, which is used in the recalculation of the Benefit Base on the first Calendar Day of Contract Year 2:

Date	Event	Contract Value	Adjustment to Quarterly Value	Adjusted Q1 Value	Adjusted Q2 Value	Adjusted Q3 Value	Q4 Value
4/6/2022	First Calendar Day of Contract Year 1	$117,000
5/15/2022	Withdrawal of $2,000
7/5/2022	Last Calendar Day of First Quarter	125,000		125,000
10/5/2022	Last Calendar Day of Second Quarter	128,000		125,000	128,000
11/15/2022	Withdrawal of $4,000		$4,000	121,000	124,000
1/5/2023	Last Calendar Day of Third Quarter	127,000		121,000	124,000	127,000
2/15/2023	Immediately Prior to Withdrawal of $1,500	126,500		121,000	124,000	127,000
2/15/2023	Immediately After Withdrawal of $1,500	125,000	1.19% Reduction	119,560	122,524	125,489
4/5/2023	Last Calendar Day of Fourth Quarter	128,000		119,560	122,524	125,489	124,000

•	The withdrawal of $2,000 which occurred on 5/15/2022 did not have an impact on the determination of the highest quarterly value step-up as it occurred prior to the end of the first Contract Year quarter.

•	The withdrawal of $4,000 on 11/15/2022 reduced the First Contract Quarter Value ($125,000) and the Second Contract Quarter Value ($128,000) by $4,000 because the withdrawal occurred after the end of those Contract Quarters. It did not have an impact on the Third Contract Quarter Value or Fourth Contract Quarter Value because it occurred prior to the end of those Contract Quarters.

•	The withdrawal on 2/15/2023 represented a 1.19% reduction in the Contract Value, which is determined by taking the amount of the withdrawal divided by the Contract Value immediately prior to the withdrawal ($1,500 / $126,500).

○	The reduction for the Excess Withdrawal for the first Contract Year quarter is equal to $1,440 (1.19% x ($125,000 – $4,000)). The Contract Value for the first Contract Year quarter is equal to $119,560 ($125,000 – $4,000 – $1,440).

○	The reduction for the Excess Withdrawal for the second Contract Year quarter is equal to $1,476 (1.19% x ($128,000 – $4,000)). The Contract Value for the first Contract Year quarter is equal to $123,512 ($128,000 – $4,000 – $1,476).

○	The reduction for the Excess Withdrawal for the third Contract Year quarter is equal to $1,511 (1.19% x $127,000). The Contract Value for the third Contract Year quarter is equal to $125,489 ($127,000 – $1,511).

•	The Contract Value for the fourth Contract Year quarter is $124,000.

•	The Highest Quarterly Value Step-Up for the Contract Year is the adjusted Third Contract Quarter Value of $125,489.

Example 2 ~ Calculation of Annual Lifetime Benefit Amounts

This example uses these hypothetical Joint Life Withdrawal Rates where applicable. Current Joint Life Withdrawal Rates may be different.

Start Age of Youngest Covered Person	End Age of Youngest Covered Person	Withdrawal Rate
59.5	64	5.30%
65	69	6.80%
70	74	7.05%
75	121	7.30%

•	The rider effective date is the same as the Issue Date, 9/1/2021.

•	The Owner elects the joint life version of the rider.

•	The Owner’s birthdate is 8/1/1953.

•	The birthdate of the Owner’s spouse is 2/1/1957.

Date	Event	Benefit Base	Age of Youngest Covered Person	Withdrawal Rate	Annual Lifetime Benefit Amount(*)
9/1/2021	Beginning of Contract Year 1	$100,000	64	5.30%	$5,300

(*) There is no Annual Lifetime Benefit Amount prior to the Guaranteed Lifetime Withdrawal Date. These values assume the Guaranteed Lifetime Withdrawal Date is set at the date shown. See explanation of how these values are determined below.

If the Owner elected the Guaranteed Lifetime Withdrawal Date on the RetireCore Issue Date, the youngest Covered Person is Age 64 (on 9/1/2021 with a birthdate of 2/1/1957) so the withdrawal rate is 5.30%. The Benefit Base is multiplied by the withdrawal rate to determine an Annual Lifetime Benefit Amount of $5,300 (5.30% x $100,000).

Example 3A ~ Redetermination of Benefit Base for Excess Withdrawal Prior to Guaranteed Lifetime Withdrawal Date

The values shown are based on the following assumptions:

•	On 9/1/2021, an Initial Purchase Payment of $100,000 is made.

•	The Roll-Up Percentage is 6%.

•	The withdrawal occurs prior to the Guaranteed Lifetime Withdrawal Date.

Date	Event	Contract Value	Roll-Up Base	Roll-Up Value	Benefit Base
9/1/2021	First Calendar Day of Contract Year 1	$100,000	$100,000	$100,000	$100,000
10/1/2021	Immediately Prior to Withdrawal of $12,000	96,000	100,000	100,000	100,000

Date	Event	Contract Value	Roll-Up Base	Roll-Up Value	Benefit Base
10/1/2021	Immediately After Withdrawal of $12,000	84,000	87,500	87,500	87,500

•	At contract issue on 9/1/2021, the Roll-Up Base, Roll-Up Value, and Benefit Base are set to the initial Purchase Payment of $100,000.

•	On 10/1/2021, a withdrawal of $12,000 occurs. Until a Guaranteed Lifetime Withdrawal Date is elected, there is no Annual Lifetime Benefit Amount. So, the entire withdrawal is treated as an Excess Withdrawal. The Roll-Up Base, Roll-Up Value, and Benefit Base are all reduced in the same proportion as the reduction in Contract Value.

•	The proportional reduction in Contract Value is the amount of the withdrawal divided by the Contract Value immediately prior to the withdrawal, which is 12.50% ($12,000 / $96,000).

•	The Roll-Up Base, Roll-Up Value, and Benefit Base (which are each $100,000) are reduced by 12.50% to $87,500 ($100,000 - $100,000 * 12.50%).

Example 3B ~ Redetermination of Benefit Base for a Withdrawal Greater than Annual Lifetime Benefit Amount

The values shown are based on the following assumptions, which match the assumptions in example 3A above, except that the Owner elects a Guaranteed Lifetime Withdrawal Date prior to the withdrawal:

•	On 9/1/2021, an Initial Purchase Payment of $100,000 is made.

•	The Roll-Up Percentage is 6%

•	On 10/1/2021, the Owner elects a Guaranteed Withdrawal Date where the Annual Lifetime Benefit Amount is $4,000.

Date	Event	Remaining Withdrawal	Remaining Annual Lifetime Benefit Amount	Contract Value	Roll-Up Base	Roll-Up Value	Benefit Base
9/1/2021	First Calendar Day of Contract Year 1			$100,000	$100,000	$100,000	$100,000
10/1/2021	Immediately Prior to Withdrawal of $12,000	$12,000	$4,000	96,000	100,000	100,000	100,000
10/1/2021	After Withdrawal of the Annual Lifetime Benefit Amount	8,000	0	92,000	100,000	100,000	100,000
10/1/2021	After Reduction of the Benefit Base due to Excess Withdrawal	0	0	84,000	91,300	91,300	91,300

•	At contract issue on 9/1/2021, the Roll-Up Base, Roll-Up Value, and Benefit Base are set to the initial Purchase Payment of $100,000.

•	The withdrawal of $12,000 first reduces the Annual Lifetime Benefit Amount to $0. The withdrawal remaining after the Annual Lifetime Benefit Amount is $8,000 ($12,000 – $4,000). Because the Annual Lifetime Benefit Amount is exhausted, the $8,000 withdrawal is an excess withdrawal.

•	The Contract Value remaining after the withdrawal of the Annual Lifetime Benefit Amount is $92,000 ($96,000 – $4,000).

•	The Roll-Up Base, Roll-Up Value, and Benefit Base are all reduced in the same proportion as the reduction in Contract Value due to the excess withdrawal

•	The proportional reduction in Contract Value is the amount of the excess withdrawal divided by the Contract Value immediately prior to the excess withdrawal, which is 8.70% ($8,000 / $92,000).

•	The Roll-Up Base, Roll-Up Value, and Benefit Base (which are each $100,000) are reduced by 8.70% to $91,300 ($100,000 - $100,000 * 8.70%).

Example 4 ~ RetireCore Impact of Contract Value being reduced to $0 because of the withdrawal of Annual Lifetime Benefit Amount

Withdrawal Rates and Lifetime Guarantee Rates for this example.

Start Age of Youngest Covered Person	End Age of Youngest Covered Person	Withdrawal Rates and Lifetime Guarantee Rates
59.5	64	5.30%
65	69	6.80%
70	74	7.05%
75	121	7.30%

•	On 4/6/2022, the Contract is issued with a RetireCore Issue Date of 4/6/2022.

•	On 4/6/2029, the Owner Elected the Guaranteed Lifetime Withdrawal Date.
The Benefit Base is $100,000.
The Youngest Covered Person is 67.
The Withdrawal Rate is 6.80% and the Annual Lifetime Benefit Amount is $6,800.

•	On 4/6/2032, the current Contract Year began. The Contract Value is $4,000. The Benefit Base is $100,000. The Annual Lifetime Benefit Amount is $6,800.

•	On 5/15/2032, a withdrawal of $3,000 is taken. The Contract Value is $4,000 prior to the withdrawal.

•	On 11/15/2032, a withdrawal of $3,000 is taken. The Contract Value is $1,000 prior to the withdrawal.

•	On 4/5/2033, the Benefit Base is $100,000.

Date	Event	Contract Value	Remaining Annual Lifetime Benefit Amount	Benefit Base
04/06/2032	Beginning of Contract Year 10	$4,000	$6,800	$100,000
5/15/2032	Immediately Prior to Withdrawal of $3,000	4,000	6,800	100,000
5/15/2032	Immediately After Withdrawal of $3,000	1,000	3,800	100,000
11/15/2032	Immediately Prior to Withdrawal of $3,000	1,000	3,800	100,000
11/15/2032	Immediately After Withdrawal of $3,000	0	2,800	100,000
11/15/2032	After Payout of Remaining Annual Lifetime Benefit Amount	0	0	100,000
04/06/2033	Beginning of Contract Year 11	0	6,800	100,000

•	On 5/15/2032, the withdrawal of $3,000 reduces the Contract Value to $1,000 ($4,000 – $3,000). The Remaining Annual Lifetime Benefit Amount is $3,800 ($6,800 – $3,000).

•	On 11/15/2032, the withdrawal of $3,000 reduces the Contract Value to $0 by first withdrawing the available $1,000 from the Contract Value.
The Remaining Annual Lifetime Benefit Amount is $2,800 ($3,800 – $1,000).
The Remaining Annual Lifetime Benefit Amount is added to the partial withdrawal of $1,000 for a payout of $3,800 ($1,000 + $2,800).
The Contract enters the Settlement Phase.
The Annual Lifetime Benefit Amount remains at $6,800 because the Lifetime Guarantee Rate is the same as the Withdrawal Rate. This is paid in monthly payments of $567 ($6,800 / 12).

RetireCore Stacking Examples

Example 1A ~ Highest Anniversary Step-Up and Roll-Up

The values shown are based on the following assumptions:

•	Initial Purchase Payment of $100,000 is made at Issue on 9/1/2021.

•	The Roll-Up Percentage is 6%.

Date	Event	Contract Value	Roll-up Base	Roll-Up %	Roll-Up	Benefit Base + Roll-Up	Step-Up Value	Benefit Base
9/1/2021	First Calendar Day of Contract Year 1	$100,000	$100,000	6%				$100,000
8/31/2022	Last Calendar Day of Contract Year 1	108,000	100,000	6%				100,000
9/1/2022	First Calendar Day of Contract Year 2	108,100	108,000	6%	6,000	106,000	108,000	108,000
9/1/2023	First Calendar Day of Contract Year 3	110,000	108,000	6%	6,480	112,480	110,000	112,480
9/1/2024	First Calendar Day of Contract Year 4	112,000	108,000	6%	6,480	118,960	112,000	118,960

•	At contract issue on 9/1/2021, the Roll-Up Base and Benefit Base are set to the Initial Purchase Payment of $100,000.

•	On each contract anniversary:

○	If no withdrawals were made during the immediately preceding Contract Year, the Benefit Base is first increased by a Roll-Up, if any. The Roll-Up is the most recently calculated Roll-Up Base multiplied by the Roll-Up Percentage.

○	Then, the Benefit Base may increase by an Automatic Step-Up, if any.

○	If there is an Automatic Step-Up, the Roll-Up Base will then increase to match the Benefit Base.

•	On the First Calendar Day of Contract Year 2,

○	The Benefit Base first increases by the Roll-Up of $6,000 ($100,000 * 6%) to $106,000.

○	The Step-Up Value is the Contract Value on the last Calendar Day of Contract Year 1 ($108,000). The Step-Up Value is greater than the Benefit Base + Roll-Up, so the Benefit Base then increases to $108,000.

○	Since the Benefit Base increased due to an Automatic Step-Up, the Roll-up Base increases to match the Benefit Base ($108,000). This increased Roll-Up Base will be used to calculate the Roll-Up Amount at the next contract anniversary.

•	On the First Calendar Day of Contract Year 3,

○	The Benefit Base first increases by the Roll-Up of $6,480 ($108,000 * 6%) to $112,480.

○	The Step-Up Value is the Contract Value on the last Calendar Day of Contract Year 2 ($110,000). The Step-Up Value is not greater than the Benefit Base + Roll-Up, so the Benefit Base remains at $112,480.

○	Since the Benefit Base did not increase due to an Automatic Step-Up, the Roll-up Base remains unchanged.

•	On the First Calendar Day of Contract Year 4,

○	The Benefit Base first increases by the Roll-Up of $6,480 ($108,000 * 6%) to $118,960.

○	The Step-Up Value is the Contract Value on the last Calendar Day of Contract Year 3 ($112,000).
The Step-Up Value is not greater than the Benefit Base + Roll-Up, so the Benefit Base remains at $118,960.

○	Since the Benefit Base did not increase due to an Automatic Step-Up, the Roll-up Base remains unchanged.

Example 1B ~ Highest Quarterly Value Step-Up and Roll-Up with Impact of Withdrawals

The values shown are based on the following assumptions:

•	An initial Purchase Payment of $100,000 is made at Issue on 4/6/2022.

•	The Roll-Up Percentage is 6%.

•	The Annual Lifetime Benefit Amount is $6,000.

Date	Event	Contract Value	Remaining Annual Lifetime Benefit Amount	Roll-Up Base	Roll-Up	Benefit Base + Roll-Up	Step-Up Value	Benefit Base
4/6/2022	First Calendar Day of Contract Year 1	$100,000	$6,000	$100,000				$100,000
5/15/2022	Withdrawal of $2,000		4,000	100,000				100,000
7/5/2022	Last Calendar Day of First Quarter	125,000	4,000	100,000				100,000
10/5/2022	Last Calendar Day of Second Quarter	128,000	4,000	100,000				100,000
11/15/2022	Withdrawal of $4,000		0	100,000				100,000
1/5/2023	Last Calendar Day of Third Quarter	127,000	0	100,000				100,000
2/15/2023	Immediately Prior to Withdrawal of $1,500	126,500	0	100,000				100,000
2/15/2023	Immediately After Withdrawal of $1,500	125,000	0	98,810				98,810
4/5/2023	Last Calendar Day of Fourth Quarter	124,000	0	98,810				98,810
4/6/2023	First Calendar Day of Contract Year 2	124,100	6,000	125,489	$0	$98,810	$125,489	125,489
4/6/2024	First Calendar Day of Contract Year 3	128,000	6,000	125,489	7,529	133,018	128,000	133,018

•	At contract issue on 9/1/2021, the Roll-Up Base and Benefit Base are set to the Initial Purchase Payment of $100,000.

•	On each contract anniversary:

○	If no withdrawals were made during the immediately preceding Contract Year, the Benefit Base is first increased by a Roll-Up, if any. The Roll-Up is the most recently calculated Roll-Up Base multiplied by the Roll-Up Percentage.

○	Then, the Benefit Base may increase by an Automatic Step-Up, if any.

○	If there is an Automatic Step-Up, the Roll-Up Base will then increase to match the Benefit Base.

•	On 2/15/2023, there is no remaining Annual Lifetime Benefit Amount. The withdrawal amount of $1,500 is therefore an excess withdrawal. The excess withdrawal reduces the Roll-Up Base and Benefit Base by the same proportional reduction as the reduction to the Contract Value.

○	The proportional reduction to the Contract Value is the amount of the withdrawal divided by the Contract Value immediately prior to the withdrawal, which is 1.19% ($1,500 / $126,000).

○	The Roll-Up Base and Benefit Base (where are each $100,000) are reduced by 1.19% to $98,810 ($100,000 – $100,000 * 1.19%).

•	On the First Calendar Day of Contract Year 2,

○	The Roll-Up is $0 because there were withdrawals within the prior Contract Year. So, the Benefit Base does not increase by a Roll-Up and remains $98,810.

○	The Step-Up Value is the highest Quarterly Contract Value adjusted for withdrawals, which is $125,489. See the table below for determining the highest Quarterly Contract value. The Step-Up Value is greater than the Benefit Base + Roll-Up ($98,810), so the Benefit Base then increases to $125,489.

○	Since the Benefit Base increased due to an Automatic Step-Up, the Roll-up Base increases to match the Benefit Base ($125,489). This increased Roll-Up Base will be used to calculate the Roll-Up Amount at the next contract anniversary.

•	On the First Calendar Day of Contract Year 3,

○	The Benefit Base first increases by the Roll-Up of $7,529 ($125,489 * 6%) to $133,018.

○	The Step-Up Value is the highest Quarterly Contract Value adjusted for withdrawals, which is assumed to be $128,000. The Step-Up Value is not greater than the Benefit Base + Roll-Up, so the Benefit Base remains at $133,018.

○	Since the Benefit Base did not increase due to an Automatic Step-Up, the Roll-up Base remains unchanged.

To determine the Highest Quarterly Value Step-Up in Contract Year 1, which is used in the recalculation of the Benefit Base on the first Calendar Day of Contract Year 2:

Date	Event	Contract Value	Adjustment to Quarterly Value	Adjusted Q1 Value	Adjusted Q2 Value	Adjusted Q3 Value	Q4 Value
4/6/2022	First Calendar Day of Contract Year 1	$117,000
5/15/2022	Withdrawal of $2,000
7/5/2022	Last Calendar Day of First Quarter	125,000		125,000
10/5/2022	Last Calendar Day of Second Quarter	128,000		125,000	128,000
11/15/2022	Withdrawal of $4,000		$4,000	121,000	124,000
1/5/2023	Last Calendar Day of Third Quarter	127,000		121,000	124,000	127,000
2/15/2023	Immediately Prior to Withdrawal of $1,500	126,500		121,000	124,000	127,000
2/15/2023	Immediately After Withdrawal of $1,500	125,000	1.19% Reduction	119,560	122,524	125,489
4/5/2023	Last Calendar Day of Fourth Quarter	128,000		119,560	122,524	125,489	124,000

•	The withdrawal of $2,000 which occurred on 5/15/2022 did not have an impact on the determination of the highest quarterly value step-up as it occurred prior to the end of the first Contract Year quarter.

•	The withdrawal of $4,000 on 11/15/2022 reduced the First Contract Quarter Value ($125,000) and the Second Contract Quarter Value ($128,000) by $4,000 because the withdrawal occurred after the end of those Contract Quarters. It did not have an impact on the Third Contract Quarter Value or Fourth Contract Quarter Value because it occurred prior to the end of those Contract Quarters.

•	The withdrawal on 2/15/2023 represented a 1.19% reduction in the Contract Value, which is determined by taking the amount of the withdrawal divided by the Contract Value immediately prior to the withdrawal ($1,500 / $126,500).

○	The reduction for the Excess Withdrawal for the first Contract Year quarter is equal to $1,440 (1.19% x ($125,000 – $4,000)). The Contract Value for the first Contract Year quarter is equal to $119,560 ($125,000 – $4,000 – $1,440).

○	The reduction for the Excess Withdrawal for the second Contract Year quarter is equal to $1,476 (1.19% x ($128,000 – $4,000)). The Contract Value for the first Contract Year quarter is equal to $123,512 ($128,000 – $4,000 – $1,476).

○	The reduction for the Excess Withdrawal for the third Contract Year quarter is equal to $1,511 (1.19% x $127,000). The Contract Value for the third Contract Year quarter is equal to $125,489 ($127,000 – $1,511).

•	The Contract Value for the fourth Contract Year quarter is $124,000.

•	The Highest Quarterly Value Step-Up for the Contract Year is the adjusted Third Contract Quarter Value of $125,489.

Example 2 ~ Calculation of Annual Lifetime Benefit Amounts

This example uses these hypothetical Joint Life Withdrawal Rates where applicable. Current Joint Life Withdrawal Rates may be different.

Start Age of Youngest Covered Person	End Age of Youngest Covered Person	Withdrawal Rate
59.5	64	5.30%
65	69	6.80%
70	74	7.05%
75	121	7.30%

•	The rider effective date is the same as the Issue Date, 9/1/2021.

•	The Owner elects the joint life version of the rider.

•	The Owner’s birthdate is 8/1/1953.

•	The birthdate of the Owner’s spouse is 2/1/1957.

Date	Event	Benefit Base	Age of Youngest Covered Person	Withdrawal Rate	Annual Lifetime Benefit Amount(*)
9/1/2021	Beginning of Contract Year 1	$100,000	64	5.30%	$5,300

(*) There is no Annual Lifetime Benefit Amount prior to the Guaranteed Lifetime Withdrawal Date. These values assume the Guaranteed Lifetime Withdrawal Date is set at the date shown. See explanation of how these values are determined below.

If the Owner elected the Guaranteed Lifetime Withdrawal Date on the RetireCore Issue Date, the youngest Covered Person is Age 64 (on 9/1/2021 with a birthdate of 2/1/1957) so the withdrawal rate is 5.30%. The Benefit Base is multiplied by the withdrawal rate to determine an Annual Lifetime Benefit Amount of $5,300 (5.30% x $100,000).

Example 3A ~ Redetermination of Benefit Base for Excess Withdrawal Prior to Guaranteed Lifetime Withdrawal Date

The values shown are based on the following assumptions:

•	On 9/1/2021, an Initial Purchase Payment of $100,000 is made.

•	The Roll-Up Percentage is 6%.

•	The withdrawal occurs prior to the Guaranteed Lifetime Withdrawal Date.

Date	Event	Contract Value	Roll-Up Base	Benefit Base
9/1/2021	First Calendar Day of Contract Year 1	$100,000	$100,000	$100,000
10/1/2021	Immediately Prior to Withdrawal of $12,000	96,000	100,000	100,000
10/1/2021	Immediately After Withdrawal of $12,000	84,000	87,500	87,500

•	At contract issue on 9/1/2021, the Roll-Up Base and Benefit Base are set to the initial Purchase Payment of $100,000.

•	On 10/1/2021, a withdrawal of $12,000 occurs. Until a Guaranteed Lifetime Withdrawal Date is elected, there is no Annual Lifetime Benefit Amount. So, the entire withdrawal is treated as an Excess Withdrawal. The Roll-Up Base and Benefit Base are all reduced in the same proportion as the reduction in Contract Value.

•	The proportional reduction in Contract Value is the amount of the withdrawal divided by the Contract Value immediately prior to the withdrawal, which is 12.50% ($12,000 / $96,000).

•	The Roll-Up Base and Benefit Base (which are each $100,000) are reduced by 12.50% to $87,500 ($100,000 - $100,000 * 12.50%).

Example 3B ~ Redetermination of Benefit Base for a Withdrawal Greater than Annual Lifetime Benefit Amount

The values shown are based on the following assumptions, which match the assumptions in example 3A above, except that the Owner elects a Guaranteed Lifetime Withdrawal Date prior to the withdrawal:

•	On 9/1/2021, an Initial Purchase Payment of $100,000 is made.

•	The Roll-Up Percentage is 6%.

•	On 10/1/2021, the Owner elects a Guaranteed Withdrawal Date where the Annual Lifetime Benefit Amount is $4,000.

Date	Event	Remaining Withdrawal	Remaining Annual Lifetime Benefit Amount	Contract Value	Roll-Up Base	Benefit Base
9/1/2021	First Calendar Day of Contract Year 1			$100,000	$100,000	$100,000
10/1/2021	Immediately Prior to Withdrawal of $12,000	$12,000	$4,000	96,000	100,000	100,000
10/1/2021	After Withdrawal of the Annual Lifetime Benefit Amount	8,000	0	92,000	100,000	100,000
10/1/2021	After Reduction of the Benefit Base due to Excess Withdrawal	0	0	84,000	91,300	91,300

•	At contract issue on 9/1/2021, the Roll-Up Base and Benefit Base are set to the initial Purchase Payment of $100,000.

•	The withdrawal of $12,000 first reduces the Annual Lifetime Benefit Amount to $0. The withdrawal remaining after the Annual Lifetime Benefit Amount is $8,000 ($12,000 – $4,000). Because the Annual Lifetime Benefit Amount is exhausted, the $8,000 withdrawal is an excess withdrawal.

•	The Contract Value remaining after the withdrawal of the Annual Lifetime Benefit Amount is $92,000 ($96,000 – $4,000).

•	The Roll-Up Base and Benefit Base are all reduced in the same proportion as the reduction in Contract Value due to the excess withdrawal

•	The proportional reduction in Contract Value is the amount of the excess withdrawal divided by the Contract Value immediately prior to the excess withdrawal, which is 8.70% ($8,000 / $92,000).

•	The Roll-Up Base and Benefit Base (which are each $100,000) are reduced by 8.70% to $91,300 ($100,000 - $100,000 * 8.70%).

Example 4 ~ RetireCore Stacking Impact of Contract Value being reduced to $0 because of the withdrawal of Annual Lifetime Benefit Amount

Withdrawal Rates and Lifetime Guarantee Rates for this example.

Start Age of Youngest Covered Person	End Age of Youngest Covered Person	Withdrawal Rates and Lifetime Guarantee Rates
59.5	64	5.30%
65	69	6.80%
70	74	7.05%
75	121	7.30%

•	On 4/6/2022, the Contract is issued with a RetireCore Stacking Issue Date of 4/6/2022.

•	On 4/6/2029, the Owner Elected the Guaranteed Lifetime Withdrawal Date.
The Benefit Base is $100,000.
The Youngest Covered Person is 67.
The Withdrawal Rate is 6.80% and the Annual Lifetime Benefit Amount is $6,800.

•	On 4/6/2032, the current Contract Year began. The Contract Value is $4,000. The Benefit Base is $100,000. The Annual Lifetime Benefit Amount is $6,800.

•	On 5/15/2032, a withdrawal of $3,000 is taken. The Contract Value is $4,000 prior to the withdrawal.

•	On 11/15/2032, a withdrawal of $3,000 is taken. The Contract Value is $1,000 prior to the withdrawal.

•	On 4/5/2033, the Benefit Base is $100,000.

Date	Event	Contract Value	Remaining Annual Lifetime Benefit Amount	Benefit Base
04/06/2032	Beginning of Contract Year 10	$4,000	$6,800	$100,000
5/15/2032	Immediately Prior to Withdrawal of $3,000	4,000	6,800	100,000
5/15/2032	Immediately After Withdrawal of $3,000	1,000	3,800	100,000
11/15/2032	Immediately Prior to Withdrawal of $3,000	1,000	3,800	100,000
11/15/2032	Immediately After Withdrawal of $3,000	0	2,800	100,000
11/15/2032	After Payout of Remaining Annual Lifetime Benefit Amount	0	0	100,000
04/06/2033	Beginning of Contract Year 11	0	6,800	100,000

•	On 5/15/2032, the withdrawal of $3,000 reduces the Contract Value to $1,000 ($4,000 – $3,000). The Remaining Annual Lifetime Benefit Amount is $3,800 ($6,800 – $3,000).

•	On 11/15/2032, the withdrawal of $3,000 reduces the Contract Value to $0 by first withdrawing the available $1,000 from the Contract Value.
The Remaining Annual Lifetime Benefit Amount is $2,800 ($3,800 – $1,000).
The Remaining Annual Lifetime Benefit Amount is added to the partial withdrawal of $1,000 for a  payout of $3,800 ($1,000 + $2,800).
The Contract enters the Settlement Phase.
The Annual Lifetime Benefit Amount remains at $6,800 because the Lifetime Guarantee Rate is the same as the Withdrawal Rate. This is paid in monthly payments of $567 ($6,800 / 12).

Appendix G – State Variations of Certain Contract Features

The following chart describes the material variation of certain features and/or benefits of the Contract in states where the Contract has been approved as of the date of the prospectus.

State	Feature	Variation
California	Right to Cancel Your Contract

For ages 59 and younger, Contract may be returned within 10 days of receipt; or within 30 days if Contract is issued in replacement of another annuity contract or life insurance policy. Upon its return, Company will refund, within seven calendar days, the Contract Value, plus any fees or charges deducted from Purchase Payments, as of the Business Day Company receives Contract at our Service Center.

For ages 60 and older, Contract may be returned within 30 days of receipt. During that 30-day period, Purchase Payments will be allocated to a fixed account or to Money Market Sub-Account unless you tell us to allocate Purchase Payments to any other Sub-Account(s).

•

If no Purchase Payments are allocated to any other Sub-Account(s) and Contract is returned within 30 days of receipt, Company will refund Purchase Payments, plus any fees.

•

If Purchase Payments are allocated to any other Sub-Account(s) and Contract is returned within 30 days of receipt, Company will refund Contract Value, as of the Business Day Contract is received by agent who sold it or by Company at our Service Center. The amount refunded could be less than Purchase Payments, plus any fees.

	Change of Owners	Prohibits Company pre-approval requirement for change of Owner or collateral assignment, including when an Income Guarantee Feature is in effect.
	Nursing Home and Hospital Withdrawal Benefit Rider	Not available.
Delaware	Right to Cancel Your Contract	Requires 20-day free look period for replacements.
Florida	Right to Cancel Your Contract	Requires 21-day free look period for both new business and replacements.
	Maximum Total Purchase Payments	Prohibits aggregating multiple Contracts to determine cumulative Purchase Payment limit.
	Annuity Date	The Annuity Date cannot be earlier than 13 months after the Contract is purchased.

State	Feature	Variation
New York	Right to Cancel Your Contract	Requires 60-day free look period for replacements. Request to return Contract is effective on the day it was mailed to us or the date it is delivered to us or our agent.
	Change of Owners	Prohibits Company pre-approval requirement for change of Owner or collateral assignment, including when an Income Guarantee Feature is in effect.
	Annuity Date	The Annuity Date cannot be earlier than 13 months after the Contract is purchased.
	The Annuity Phase	The minimum amount that may be applied to an Annuity Option is $5,000 and the minimum initial monthly Annuity Payment must be $20 or greater.
Betterment of Rates

Requires amount of annuity benefits not be less than what would be provided by single immediate annuity contract offered by the Company to same class of annuitants. Amount applied to an Annuity Option on the Annuity Date is equal to the greater of the Contract Withdrawal Value or 95% of what the Contract Withdrawal Value would have been if there was no CDSC.

Annual Contract Maintenance Charge Waived for Full Withdrawal

When you make a full withdrawal we will assess a pro-rated charge based on the ratio of (a) the total calendar days elapsed since the last Contract Anniversary and (b) the total calendar days in the Contract Year.

	Annuity Payment Commutation Rider	Not available.
	Income Guarantee Feature	The Withdrawal Rate applies prior to and during the Settlement Phase while an Income Guarantee Feature is in effect. All references to “Lifetime Guarantee Rate” are replaced with “Withdrawal Rate.”
DCA Fixed Account

We will exercise the right to reject subsequent Purchase Payments into the DCA Fixed Account to establish a DCA Term only if the yield on investments would not support the minimum guaranteed interest rate. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with thirty (30) calendar days prior Written Notice of any change in procedures related to the duration of the DCA Term, our refusal of Purchase Payments into the DCA Fixed Account or a decision to discontinue offering the DCA Fixed Account.

North Dakota	Right to Cancel Your Contract	Contract must be returned within 20 days of receipt, including where Contract is issued as a replacement.

Appendix H – Superseded Rate Sheet Prospectus Supplement Information

If you need assistance identifying the Rate Sheet Prospectus Supplement applicable to your Contract, please contact your registered representative or call our Service Center at (800) 272-2216 (8 a.m.–8  p.m. Eastern Time).

FOR CONTRACTS ISSUED IN NEW YORK ONLY

Rate Sheet Prospectus Supplement dated June 30, 2025
 to the Prospectus dated April 28, 2025, as supplemented
and the Initial Summary Prospectus dated April 28, 2025, as supplemented, for:

MassMutual EnvisionSM Variable Annuity
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated April 28, 2025, as supplemented, for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after July 14, 2025 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after July 14, 2025 and prior to the effective date of the superseding Rate Sheet.  For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the  RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate using the number of full Contract Years from the  RetirePay Issue Date until the Guaranteed Lifetime Withdrawal Date and the Age of the youngest Covered Person on the Guaranteed Lifetime Withdrawal Date. However, if the RetirePay Charge is increased and you elect the RetirePay Charge Increase Opt-Out prior to the youngest Covered Person attaining age 59½, the Withdrawal Rate is determined using the number of years from the  RetirePay Issue Date until the effective date of the RetirePay Charge Increase Opt-Out, and the date the youngest Covered Person attains age 59½.

Once the contract is issued, the Withdrawal Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.35%	4.55%	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%
62 – 66	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%
67 – 71	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%
72 – 76	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%
77 – 81	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%	8.15%	8.35%	8.55%	8.75%	9.00%
82 – 86		8.55%	8.75%	8.95%	9.15%	9.35%	9.55%	9.75%	9.95%	10.15%	10.40%
87 – 91							10.95%	11.15%	11.35%	11.55%	11.80%
92+											13.25%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.80%	4.00%	4.20%	4.40%	4.60%	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%
62 – 66	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%
67 – 71	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%
72 – 76	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%
77 – 81	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%	8.20%	8.45%
82 – 86		8.00%	8.20%	8.40%	8.60%	8.80%	9.00%	9.20%	9.40%	9.60%	9.85%
87 – 91							10.40%	10.60%	10.80%	11.00%	11.25%
92+											12.70%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges effective on any Contract Anniversary, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge and additional information about the RetirePay Charge can be found in the “Additional Benefits — MassMutual RetirePaySM — RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
American Funds Insurance Series® Global Small Capitalization
American Funds Insurance Series® New World®
American Funds Insurance Series® Washington Mutual Investors
Columbia Variable Portfolio - Contrarian Core
Janus Henderson Enterprise
Janus Henderson Overseas
Macquarie VIP Growth
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Global
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global Strategic Income
Invesco Oppenheimer V.I. International Growth
Janus Henderson Global Technology and Innovation
Macquarie VIP Asset Strategy
MML Equity
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. No change will be made without prior approval of the New York State Department of Financial Services. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

FOR CONTRACTS ISSUED IN ALL STATES EXCEPT NEW YORK

Rate Sheet Prospectus Supplement dated April 28, 2025
to the Prospectus dated April 28, 2025,
and the Initial Summary Prospectus dated April 28, 2025, for:

MassMutual EnvisionSM Variable Annuity
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated April 28, 2025, for the  MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at  www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after April 28, 2025 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after April 28, 2025 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the  RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates and/or Lifetime Guarantee Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate and the Lifetime Guarantee Rate using the number of full Contract Years from the RetirePay Issue Date until the Guaranteed Lifetime Withdrawal Date and the Age of the youngest Covered Person on the Guaranteed Lifetime Withdrawal Date. However, if the RetirePay Charge is increased and you elect the RetirePay Charge Increase Opt-Out prior to the youngest Covered Person attaining age 59½, the Withdrawal Rate is determined using the number of years from the  RetirePay Issue Date until the effective date of the RetirePay Charge Increase Opt-Out, and the date the youngest Covered Person attains age 59½.

The Withdrawal Rate applies when your Contract Value is greater than zero. The Lifetime Guarantee Rate applies when your Contract Value is zero. Once the contract is issued, the Withdrawal Rates and the Lifetime Guarantee Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%
62 – 66	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%
67 – 71	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%
72 – 76	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%
77+	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%	8.20%	8.40%	8.60%	8.80%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.25%	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%
62 – 66	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%
67 – 71	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%
72 – 76	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%
77+	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%	7.85%	8.05%	8.25%

SINGLE LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%
62 – 66	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%
67 – 71	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%
72 – 76	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%
77+	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%	8.20%	8.40%	8.60%	8.80%

JOINT LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.25%	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%
62 – 66	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%
67 – 71	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%
72 – 76	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%
77+	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%	7.85%	8.05%	8.25%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges effective on any Contract Anniversary, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge and additional information about the RetirePay Charge can be found in the “Additional Benefits — MassMutual RetirePaySM — RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
American Funds Insurance Series® Global Small Capitalization
American Funds Insurance Series® New World®
American Funds Insurance Series® Washington Mutual Investors
Columbia Variable Portfolio - Contrarian Core
Janus Henderson Enterprise
Janus Henderson Overseas
Macquarie VIP Growth
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Global
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity
Vest US Large Cap 10% Buffer Strategies VI

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global Strategic Income
Invesco Oppenheimer V.I. International Growth
Janus Henderson Global Technology and Innovation
Macquarie VIP Asset Strategy
MML Equity
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

FOR CONTRACTS ISSUED IN NEW YORK ONLY

Rate Sheet Prospectus Supplement dated April 28, 2025
 to the Prospectus dated April 28, 2025,
and the Initial Summary Prospectus dated April 28, 2025, for:

MassMutual EnvisionSM Variable Annuity
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated April 28, 2025, as supplemented, for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after April 28, 2025 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after April 28, 2025 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the  RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate using the number of full Contract Years from the  RetirePay Issue Date until the Guaranteed Lifetime Withdrawal Date and the Age of the youngest Covered Person on the Guaranteed Lifetime Withdrawal Date. However, if the RetirePay Charge is increased and you elect the RetirePay Charge Increase Opt-Out prior to the youngest Covered Person attaining age 59½, the Withdrawal Rate is determined using the number of years from the  RetirePay Issue Date until the effective date of the RetirePay Charge Increase Opt-Out, and the date the youngest Covered Person attains age 59½.

Once the contract is issued, the Withdrawal Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.35%	4.55%	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%
62 – 66	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%
67 – 71	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%
72 – 76	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%
77 – 81	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%	8.15%	8.35%	8.55%	8.75%	9.00%
82 – 86			8.75%	8.95%	9.15%	9.35%	9.55%	9.75%	9.95%	10.15%	10.40%
87 – 91								11.15%	11.35%	11.55%	11.80%
92+											13.25%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.80%	4.00%	4.20%	4.40%	4.60%	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%
62 – 66	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%
67 – 71	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%
72 – 76	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%
77 – 81	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%	8.20%	8.45%
82 – 86			8.20%	8.40%	8.60%	8.80%	9.00%	9.20%	9.40%	9.60%	9.85%
87 – 91								10.60%	10.80%	11.00%	11.25%
92+											12.70%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges effective on any Contract Anniversary, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge and additional information about the RetirePay Charge can be found in the “Additional Benefits — MassMutual RetirePaySM  — RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
American Funds Insurance Series® Global Small Capitalization
American Funds Insurance Series® New World®
American Funds Insurance Series® Washington Mutual Investors
Columbia Variable Portfolio - Contrarian Core
Janus Henderson Enterprise
Janus Henderson Overseas
Macquarie VIP Growth
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Global
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global Strategic Income
Invesco Oppenheimer V.I. International Growth
Janus Henderson Global Technology and Innovation
Macquarie VIP Asset Strategy
MML Equity
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. No change will be made without prior approval of the New York State Department of Financial Services. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

FOR CONTRACTS ISSUED IN ALL STATES EXCEPT NEW YORK

Rate Sheet Prospectus Supplement dated February 24, 2025
to the Prospectus dated April 29, 2024, as supplemented,
and the Initial Summary Prospectus dated April 29, 2024, as supplemented, for:

MassMutual EnvisionSM Variable Annuity
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated April 29, 2024, as supplemented, for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at  www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after March 10, 2025 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after March 10, 2025 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the  RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates and/or Lifetime Guarantee Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate and the Lifetime Guarantee Rate using the number of full Contract Years from the RetirePay Issue Date until the Guaranteed Lifetime Withdrawal Date and the Age of the youngest Covered Person on the Guaranteed Lifetime Withdrawal Date. However, if the RetirePay Charge is increased and you elect the RetirePay Charge Increase Opt-Out prior to the youngest Covered Person attaining age 59½, the Withdrawal Rate is determined using the number of years from the  RetirePay Issue Date until the effective date of the RetirePay Charge Increase Opt-Out, and the date the youngest Covered Person attains age 59½.

The Withdrawal Rate applies when your Contract Value is greater than zero. The Lifetime Guarantee Rate applies when your Contract Value is zero. Once the contract is issued, the Withdrawal Rates and the Lifetime Guarantee Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%
62 – 66	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%
67 – 71	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%
72 – 76	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%
77+	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%	8.20%	8.40%	8.60%	8.80%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.25%	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%
62 – 66	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%
67 – 71	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%
72 – 76	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%
77+	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%	7.85%	8.05%	8.25%

SINGLE LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%
62 – 66	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%
67 – 71	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%
72 – 76	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%
77+	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%	8.20%	8.40%	8.60%	8.80%

JOINT LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.25%	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%
62 – 66	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%
67 – 71	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%
72 – 76	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%
77+	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%	7.85%	8.05%	8.25%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges effective on any Contract Anniversary, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge and additional information about the RetirePay Charge can be found in the “Additional Benefits — MassMutual RetirePaySM — RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Dynamic Bond MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
American Funds Insurance Series® Global Small Capitalization
American Funds Insurance Series® New World®
American Funds Insurance Series® Washington Mutual Investors
Columbia Variable Portfolio - Contrarian Core
Janus Henderson Enterprise
Janus Henderson Overseas
Macquarie VIP Growth
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Fundamental Value
MML Global
MML High Yield
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity
MML Strategic Emerging Markets
Vest US Large Cap 10% Buffer Strategies VI

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
Janus Henderson Global Technology and Innovation
Macquarie VIP Asset Strategy
MML Equity
MML Equity Rotation
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

FOR CONTRACTS ISSUED IN NEW YORK ONLY

Rate Sheet Prospectus Supplement dated February 24, 2025
 to the Prospectus dated April 29, 2024, as supplemented,
and the Initial Summary Prospectus dated April 29, 2024, as supplemented, for:

MassMutual EnvisionSM Variable Annuity
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated April 29, 2024, as supplemented, for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after March 10, 2025 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after March 10, 2025 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the  RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate using the number of full Contract Years from the  RetirePay Issue Date until the Guaranteed Lifetime Withdrawal Date and the Age of the youngest Covered Person on the Guaranteed Lifetime Withdrawal Date. However, if the RetirePay Charge is increased and you elect the RetirePay Charge Increase Opt-Out prior to the youngest Covered Person attaining age 59½, the Withdrawal Rate is determined using the number of years from the  RetirePay Issue Date until the effective date of the RetirePay Charge Increase Opt-Out, and the date the youngest Covered Person attains age 59½.

Once the contract is issued, the Withdrawal Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.35%	4.55%	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%
62 – 66	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%
67 – 71	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%
72 – 76	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%
77 – 81	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%	8.15%	8.35%	8.55%	8.75%	9.00%
82 – 86			8.75%	8.95%	9.15%	9.35%	9.55%	9.75%	9.95%	10.15%	10.40%
87 – 91								11.15%	11.35%	11.55%	11.80%
92+											13.25%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.80%	4.00%	4.20%	4.40%	4.60%	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%
62 – 66	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%
67 – 71	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%
72 – 76	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%
77 – 81	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%	8.20%	8.45%
82 – 86			8.20%	8.40%	8.60%	8.80%	9.00%	9.20%	9.40%	9.60%	9.85%
87 – 91								10.60%	10.80%	11.00%	11.25%
92+											12.70%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges effective on any Contract Anniversary, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge and additional information about the RetirePay Charge can be found in the “Additional Benefits — MassMutual RetirePaySM  — RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Dynamic Bond MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
American Funds Insurance Series® Global Small Capitalization
American Funds Insurance Series® New World®
American Funds Insurance Series® Washington Mutual Investors
Columbia Variable Portfolio - Contrarian Core
Janus Henderson Enterprise
Janus Henderson Overseas
Macquarie VIP Growth
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Fundamental Value
MML Global
MML High Yield
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity
MML Strategic Emerging Markets

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
Janus Henderson Global Technology and Innovation
Macquarie VIP Asset Strategy
MML Equity
MML Equity Rotation
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. No change will be made without prior approval of the New York State Department of Financial Services. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

FOR CONTRACTS ISSUED IN ALL STATES EXCEPT NEW YORK

Rate Sheet Prospectus Supplement dated April 29, 2024 to the Prospectus dated April 29, 2024 and the Initial Summary Prospectus dated April 29, 2024 for
MassMutual EnvisionSM Variable Annuity Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated
April 29, 2024 for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after April 29, 2024 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after April 29, 2024 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the  RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates and/or Lifetime Guarantee Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate and the Lifetime Guarantee Rate using the number of full Contract Years from the RetirePay Issue Date until the Guaranteed Lifetime Withdrawal Date and the Age of the youngest Covered Person on the Guaranteed Lifetime Withdrawal Date. However, if the RetirePay Charge is increased and you elect the RetirePay Charge Increase Opt-Out prior to the youngest Covered Person attaining age 59½, the Withdrawal Rate is determined using the number of years from the  RetirePay Issue Date until the effective date of the RetirePay Charge Increase Opt-Out, and the date the youngest Covered Person attains age 59½.

The Withdrawal Rate applies when your Contract Value is greater than zero. The Lifetime Guarantee Rate applies when your Contract Value is zero. Once the contract is issued, the Withdrawal Rates and the Lifetime Guarantee Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%
62 – 66	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%
67 – 71	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%
72 – 76	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%	8.15%
77+	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%	7.85%	8.05%	8.25%	8.45%	8.65%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.10%	4.30%	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%
62 – 66	4.60%	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%
67 – 71	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%
72 – 76	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%
77+	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%

SINGLE LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%
62 – 66	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%
67 – 71	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%
72 – 76	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%	8.15%
77+	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%	7.85%	8.05%	8.25%	8.45%	8.65%

JOINT LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.10%	4.30%	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%
62 – 66	4.60%	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%
67 – 71	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%
72 – 76	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%
77+	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges effective on any Contract Anniversary, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge and additional information about the RetirePay Charge can be found in the “Additional Benefits — MassMutual RetirePaySM — RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Dynamic Bond MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
American Funds Insurance Series® Global Small Capitalization
American Funds Insurance Series® New World®
American Funds Insurance Series® Washington Mutual Investors
Columbia Variable Portfolio - Contrarian Core
Janus Henderson Enterprise
Janus Henderson Overseas
Macquarie VIP Growth
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Fundamental Value
MML Global
MML High Yield
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity
MML Strategic Emerging Markets
Vest US Large Cap 10% Buffer Strategies VI

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
Janus Henderson Global Technology and Innovation
Macquarie VIP Asset Strategy
MML Equity
MML Equity Rotation
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

FOR CONTRACTS ISSUED IN NEW YORK ONLY

Rate Sheet Prospectus Supplement dated April 29, 2024 to the Prospectus dated April 29, 2024 and the Initial Summary Prospectus dated April 29, 2024 for
MassMutual EnvisionSM Variable Annuity Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated
April 29, 2024 for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after April 29, 2024 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after April 29, 2024 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the  RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate using the number of full Contract Years from the  RetirePay Issue Date until the Guaranteed Lifetime Withdrawal Date and the Age of the youngest Covered Person on the Guaranteed Lifetime Withdrawal Date. However, if the RetirePay Charge is increased and you elect the RetirePay Charge Increase Opt-Out prior to the youngest Covered Person attaining age 59½, the Withdrawal Rate is determined using the number of years from the  RetirePay Issue Date until the effective date of the RetirePay Charge Increase Opt-Out, and the date the youngest Covered Person attains age 59½.

Once the contract is issued, the Withdrawal Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.20%	4.40%	4.60%	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%
62 – 66	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%
67 – 71	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%
72 – 76	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%	8.15%
77 – 81	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%	8.20%	8.40%	8.60%	8.80%
82 – 86			8.60%	8.80%	9.00%	9.20%	9.40%	9.60%	9.80%	10.00%	10.20%
87 – 91								11.00%	11.20%	11.40%	11.60%
92+											13.00%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.65%	3.85%	4.05%	4.25%	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%
62 – 66	4.30%	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%
67 – 71	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%
72 – 76	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%
77 – 81	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%	7.85%	8.05%	8.25%
82 – 86			8.05%	8.25%	8.45%	8.65%	8.85%	9.05%	9.25%	9.45%	9.65%
87 – 91								10.45%	10.65%	10.85%	11.05%
92+											12.45%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges effective on any Contract Anniversary, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge and additional information about the RetirePay Charge can be found in the “Additional Benefits — MassMutual RetirePaySM  — RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Dynamic Bond MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
American Funds Insurance Series® Global Small Capitalization
American Funds Insurance Series® New World®
American Funds Insurance Series® Washington Mutual Investors
Columbia Variable Portfolio - Contrarian Core
Janus Henderson Enterprise
Janus Henderson Overseas
Macquarie VIP Growth
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Fundamental Value
MML Global
MML High Yield
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity
MML Strategic Emerging Markets

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
Janus Henderson Global Technology and Innovation
Macquarie VIP Asset Strategy
MML Equity
MML Equity Rotation
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. No change will be made without prior approval of the New York State Department of Financial Services. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

FOR CONTRACTS ISSUED IN ALL STATES EXCEPT NEW YORK

Rate Sheet Prospectus Supplement dated March 18, 2024 to the Prospectus dated November 28, 2023, as supplemented, and the Initial Summary Prospectus dated November 28, 2023, as supplemented, for
MassMutual EnvisionSM Variable Annuity Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated
November 28, 2023 for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after April 1, 2024 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after April 1, 2024 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the  RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates and/or Lifetime Guarantee Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate and the Lifetime Guarantee Rate on the number of full Contract Years from the RetirePay Issue Date and the Age of the Covered Person.

The Withdrawal Rate applies when your Contract Value is greater than zero. The Lifetime Guarantee Rate applies when your Contract Value is zero. Once the contract is issued, the Withdrawal Rates and the Lifetime Guarantee Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%
62 – 66	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%
67 – 71	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%
72 – 76	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%	8.15%
77+	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%	7.85%	8.05%	8.25%	8.45%	8.65%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.10%	4.30%	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%
62 – 66	4.60%	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%
67 – 71	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%
72 – 76	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%
77+	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%

SINGLE LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%
62 – 66	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%
67 – 71	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%
72 – 76	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%	8.15%
77+	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%	7.85%	8.05%	8.25%	8.45%	8.65%

JOINT LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.10%	4.30%	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%
62 – 66	4.60%	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%
67 – 71	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%
72 – 76	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%
77+	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges at any time, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge can be found in the “RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Dynamic Bond MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Fundamental Value
MML Global
MML High Yield
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity
MML Strategic Emerging Markets
Vest US Large Cap 10% Buffer Strategies VI

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Delaware Ivy VIP Asset Strategy
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
Janus Henderson Global Technology and Innovation
MML Equity
MML Equity Rotation
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

FOR CONTRACTS ISSUED IN NEW YORK ONLY

Rate Sheet Prospectus Supplement dated March 18, 2024 to the Prospectus dated November 28, 2023 and the Initial Summary Prospectus dated November 28, 2023 for
MassMutual EnvisionSM Variable Annuity Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated
November 28, 2023 for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after April 1, 2024 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after April 1, 2024  and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the  RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate based on the number of full Contract Years from the RetirePay Issue Date and the Age of the Covered Person (or the youngest Covered Person for a Joint Life Version). Once the contract is issued, the Withdrawal Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.20%	4.40%	4.60%	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%
62 – 66	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%
67 – 71	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%
72 – 76	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%	8.15%
77 – 81	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%	8.20%	8.40%	8.60%	8.80%
82 – 86			8.60%	8.80%	9.00%	9.20%	9.40%	9.60%	9.80%	10.00%	10.20%
87 – 91								11.00%	11.20%	11.40%	11.60%
92+											13.00%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.65%	3.85%	4.05%	4.25%	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%
62 – 66	4.30%	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%
67 – 71	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%
72 – 76	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%
77 – 81	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%	7.85%	8.05%	8.25%
82 – 86			8.05%	8.25%	8.45%	8.65%	8.85%	9.05%	9.25%	9.45%	9.65%
87 – 91								10.45%	10.65%	10.85%	11.05%
92+											12.45%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges at any time, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge can be found in the “RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Dynamic Bond MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Fundamental Value
MML Global
MML High Yield
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity
MML Strategic Emerging Markets

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Delaware Ivy VIP Asset Strategy
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
Janus Henderson Global Technology and Innovation
MML Equity
MML Equity Rotation
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. No change will be made without prior approval of the New York State Department of Financial Services. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

FOR CONTRACTS ISSUED IN ALL STATES EXCEPT NEW YORK

Rate Sheet Prospectus Supplement dated January 4, 2024 to the Prospectus dated November 28, 2023, as supplemented, and the Initial Summary Prospectus dated November 28, 2023, as supplemented, for
MassMutual EnvisionSM Variable Annuity Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated
November 28, 2023 for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after January 4, 2024 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after January 4, 2024 and prior to the effective date of the superseding Rate Sheet.  For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates and/or Lifetime Guarantee Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate and the Lifetime Guarantee Rate on the number of full Contract Years from the RetirePay Issue Date and the Age of the Covered Person.

The Withdrawal Rate applies when your Contract Value is greater than zero. The Lifetime Guarantee Rate applies when your Contract Value is zero. Once the contract is issued, the Withdrawal Rates and the Lifetime Guarantee Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%
62 – 66	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%
67 – 71	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%
72 – 76	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%
77+	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%	8.50%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.95%	4.15%	4.35%	4.55%	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%
62 – 66	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%
67 – 71	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%
72 – 76	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%
77+	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%

SINGLE LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%
62 – 66	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%
67 – 71	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%
72 – 76	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%
77+	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%	8.50%

JOINT LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	3.95%	4.15%	4.35%	4.55%	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%
62 – 66	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%
67 – 71	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%
72 – 76	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%
77+	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges at any time, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge can be found in the “RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Dynamic Bond MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Fundamental Value
MML Global
MML High Yield
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity
MML Strategic Emerging Markets
Vest US Large Cap 10% Buffer Strategies VI

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Delaware Ivy VIP Asset Strategy
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
Janus Henderson Global Technology and Innovation
MML Equity
MML Equity Rotation
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

FOR CONTRACTS ISSUED IN NEW YORK ONLY

Rate Sheet Prospectus Supplement dated December 11, 2023 to the Prospectus dated November 28, 2023 and the Initial Summary Prospectus dated November 28, 2023 for
MassMutual EnvisionSM Variable Annuity Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated
November 28, 2023 for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after December 11, 2023 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after December 11, 2023 and prior to the effective date of the superseding Rate Sheet.  For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate based on the number of full Contract Years from the RetirePay Issue Date and the Age of the Covered Person (or the youngest Covered Person for a Joint Life Version). Once the contract is issued, the Withdrawal Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.05%	4.25%	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%
62 – 66	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%
67 – 71	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%
72 – 76	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%
77 – 81	6.65%	6.85%	7.05%	7.25%	7.45%	7.65%	7.85%	8.05%	8.25%	8.45%	8.65%
82 – 86			8.45%	8.65%	8.85%	9.05%	9.25%	9.45%	9.65%	9.85%	10.05%
87 – 91								10.85%	11.05%	11.25%	11.45%
92+											12.85%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.50%	3.70%	3.90%	4.10%	4.30%	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%
62 – 66	4.15%	4.35%	4.55%	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%
67 – 71	4.80%	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%
72 – 76	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%
77 – 81	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%
82 – 86			7.90%	8.10%	8.30%	8.50%	8.70%	8.90%	9.10%	9.30%	9.50%
87 – 91								10.30%	10.50%	10.70%	10.90%
92+											12.30%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges at any time, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge can be found in the “RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Dynamic Bond MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Fundamental Value
MML Global
MML High Yield
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity
MML Strategic Emerging Markets

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Delaware Ivy VIP Asset Strategy
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
Janus Henderson Global Technology and Innovation
MML Equity
MML Equity Rotation
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. No change will be made without prior approval of the New York State Department of Financial Services. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

FOR CONTRACTS ISSUED IN ALL STATES EXCEPT NEW YORK

Rate Sheet Prospectus Supplement dated November 28, 2023 to the Prospectus dated November 28, 2023 and the Initial Summary Prospectus dated November 28, 2023 for
MassMutual EnvisionSM Variable Annuity Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated
November 28, 2023 for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after November 28, 2023 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after November 28, 2023 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates and/or Lifetime Guarantee Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate and the Lifetime Guarantee Rate based on the number of full Contract Years from the RetirePay Issue Date and the Age of the Covered Person (or the youngest Covered Person for a Joint Life Version). The Withdrawal Rate applies when your Contract Value is greater than zero. The Lifetime Guarantee Rate applies when your Contract Value is zero. Once the contract is issued, the Withdrawal Rates and the Lifetime Guarantee Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%
62 – 66	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%
67 – 71	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%
72 – 76	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%
77+	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%	8.50%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.95%	4.15%	4.35%	4.55%	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%
62 – 66	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%
67 – 71	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%
72 – 76	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%
77+	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%

SINGLE LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%
62 – 66	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%
67 – 71	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%
72 – 76	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%
77+	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%	8.50%

JOINT LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	3.95%	4.15%	4.35%	4.55%	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%
62 – 66	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%
67 – 71	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%
72 – 76	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%
77+	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges at any time, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge can be found in the “RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Dynamic Bond MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
Cboe Vest US Large Cap 10% Buffer Strategies VI
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Fundamental Value
MML Global
MML High Yield
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity
MML Strategic Emerging Markets

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Delaware Ivy VIP Asset Strategy
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
Janus Henderson Global Technology and Innovation
MML Equity
MML Equity Rotation
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

Rate Sheet Prospectus Supplement dated April 17, 2023 to the Prospectus dated May 1, 2023 and the Initial Summary Prospectus dated May 1, 2023 for
MassMutual EnvisionSM Variable Annuity Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated
May 1, 2023 for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after May 1, 2023 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after May 1, 2023 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates and/or Lifetime Guarantee Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate and the Lifetime Guarantee Rate based on the number of full Contract Years from the RetirePay Issue Date and the Age of the Covered Person (or the youngest Covered Person for a Joint Life Version). The Withdrawal Rate applies when your Contract Value is greater than zero. The Lifetime Guarantee Rate applies when your Contract Value is zero. Once the contract is issued, the Withdrawal Rates and the Lifetime Guarantee Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%
62 – 66	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%
67 – 71	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%
72 – 76	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%
77+	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%	8.50%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.95%	4.15%	4.35%	4.55%	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%
62 – 66	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%
67 – 71	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%
72 – 76	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%
77+	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%

SINGLE LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%
62 – 66	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%
67 – 71	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%
72 – 76	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%
77+	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%	8.50%

JOINT LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	3.95%	4.15%	4.35%	4.55%	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%
62 – 66	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%
67 – 71	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%
72 – 76	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%
77+	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges at any time, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge can be found in the “RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML American Funds Core Allocation
MML Balanced Allocation
MML Blend
MML Conservative Allocation
MML Growth Allocation
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation
MML Moderate Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML Dynamic Bond MML Inflation-Protected and Income MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML U.S. Government Money Market
Allocation Category 2	40%	70%

Available sub-accounts:
Cboe Vest US Large Cap 10% Buffer Strategies VI
MML  American Funds Growth
MML  Blue Chip Growth
MML Equity Income
MML Focused Equity
MML Foreign
MML Fundamental Equity
MML Fundamental Value
MML Global
MML High Yield
MML Income & Growth
MML International Equity
MML Large Cap Growth
MML Mid Cap Growth
MML Mid Cap Value
MML Small Cap Equity
MML Small Cap Growth Equity
MML Strategic Emerging Markets

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
Delaware Ivy VIP Asset Strategy
Fidelity® VIP Contrafund®
Fidelity® VIP Health Care
Fidelity® VIP Overseas
Fidelity® VIP Real Estate
Fidelity® VIP Strategic Income
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
Janus Henderson Global Technology and Innovation
MML Equity
MML Equity Rotation
MML Small Company Value
MML Small/Mid Cap Value
MML Sustainable Equity
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

Rate Sheet Prospectus Supplement Dated February 27, 2023 to the Prospectus dated May 1, 2022, as supplemented and the Initial Summary Prospectus dated May 1, 2022, as supplemented for
MassMutual EnvisionSM Variable Annuity Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated
May 1, 2022 for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after March 13, 2023 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after March 13, 2023 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates and/or Lifetime Guarantee Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate and the Lifetime Guarantee Rate based on the number of full Contract Years from the RetirePay Issue Date and the Age of the Covered Person (or the youngest Covered Person for a Joint Life Version). The Withdrawal Rate applies when your Contract Value is greater than zero. The Lifetime Guarantee Rate applies when your Contract Value is zero. Once the contract is issued, the Withdrawal Rates and the Lifetime Guarantee Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%
62 – 66	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%
67 – 71	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%
72 – 76	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%
77+	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%	8.50%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.95%	4.15%	4.35%	4.55%	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%
62 – 66	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%
67 – 71	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%
72 – 76	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%
77+	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%

SINGLE LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.50%	4.70%	4.90%	5.10%	5.30%	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%
62 – 66	5.00%	5.20%	5.40%	5.60%	5.80%	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%
67 – 71	5.50%	5.70%	5.90%	6.10%	6.30%	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%
72 – 76	6.00%	6.20%	6.40%	6.60%	6.80%	7.00%	7.20%	7.40%	7.60%	7.80%	8.00%
77+	6.50%	6.70%	6.90%	7.10%	7.30%	7.50%	7.70%	7.90%	8.10%	8.30%	8.50%

JOINT LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	3.95%	4.15%	4.35%	4.55%	4.75%	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%
62 – 66	4.45%	4.65%	4.85%	5.05%	5.25%	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%
67 – 71	4.95%	5.15%	5.35%	5.55%	5.75%	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%
72 – 76	5.45%	5.65%	5.85%	6.05%	6.25%	6.45%	6.65%	6.85%	7.05%	7.25%	7.45%
77+	5.95%	6.15%	6.35%	6.55%	6.75%	6.95%	7.15%	7.35%	7.55%	7.75%	7.95%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges at any time, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge can be found in the “RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML Conservative Allocation
MML Moderate Allocation
MML Balanced Allocation
MML American Funds Core Allocation
MML Growth Allocation
MML Blend
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML U.S. Government Money Market MML Dynamic Bond MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML Inflation-Protected and Income
Allocation Category 2	40%	70%

Available sub-accounts:
MML Blue Chip Growth
MML Large Cap Growth
MML American Funds Growth
MML Focused Equity
MML Fundamental Equity
MML Equity Income
MML Fundamental Value
MML Income & Growth
MML Mid Cap Growth
MML Small Cap Growth Equity
MML Small Cap Equity
MML Mid Cap Value
MML Foreign
MML Global
MML International Equity
MML Strategic Emerging Markets
MML High Yield

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
MML Sustainable Equity
Fidelity® VIP Contrafund®
MML Equity
MML Equity Rotation
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
MML Small Company Value
MML Small/Mid Cap Value
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
Delaware Ivy VIP Asset Strategy
Janus Henderson Global Technology and Innovation
Fidelity® VIP Real Estate
Fidelity® VIP Health Care
Fidelity® VIP Strategic Income
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

Rate Sheet Prospectus Supplement Dated October 17, 2022 to the Prospectus dated May 1, 2022, as supplemented and the Initial Summary Prospectus dated May 1, 2022, as supplemented for
MassMutual EnvisionSM Variable Annuity Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated
May 1, 2022 for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after November 4, 2022 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after November 4, 2022 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates and/or Lifetime Guarantee Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate and the Lifetime Guarantee Rate based on the number of full Contract Years from the RetirePay Issue Date and the Age of the Covered Person (or the youngest Covered Person for a Joint Life Version). The Withdrawal Rate applies when your Contract Value is greater than zero. The Lifetime Guarantee Rate applies when your Contract Value is zero. Once the contract is issued, the Withdrawal Rates and the Lifetime Guarantee Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.25%	4.35%	4.45%	4.55%	4.65%	4.95%	5.10%	5.25%	5.40%	5.55%	5.85%
62 – 66	4.60%	4.75%	4.90%	5.05%	5.20%	5.55%	5.65%	5.75%	5.85%	5.95%	6.15%
67 – 71	5.25%	5.35%	5.45%	5.55%	5.60%	6.20%	6.30%	6.40%	6.50%	6.55%	7.25%
72 – 76	5.75%	5.90%	6.05%	6.20%	6.30%	6.60%	6.80%	7.00%	7.20%	7.40%	7.80%
77+	6.25%	6.45%	6.65%	6.85%	7.05%	7.45%	7.60%	7.75%	7.85%	7.95%	8.20%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.80%	3.90%	4.00%	4.05%	4.15%	4.45%	4.55%	4.70%	4.85%	4.95%	5.25%
62 – 66	4.10%	4.25%	4.35%	4.50%	4.65%	4.95%	5.05%	5.15%	5.20%	5.30%	5.50%
67 – 71	4.75%	4.85%	4.95%	5.00%	5.05%	5.60%	5.70%	5.80%	5.90%	5.95%	6.55%
72 – 76	5.35%	5.50%	5.65%	5.75%	5.85%	6.15%	6.35%	6.50%	6.70%	6.90%	7.25%
77+	5.85%	6.05%	6.20%	6.40%	6.60%	6.95%	7.10%	7.25%	7.35%	7.45%	7.70%

SINGLE LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.25%	4.35%	4.45%	4.55%	4.65%	4.95%	5.10%	5.25%	5.40%	5.55%	5.85%
62 – 66	4.60%	4.75%	4.90%	5.05%	5.20%	5.55%	5.65%	5.75%	5.85%	5.95%	6.15%
67 – 71	5.25%	5.35%	5.45%	5.55%	5.60%	6.20%	6.30%	6.40%	6.50%	6.55%	7.25%
72 – 76	5.75%	5.90%	6.05%	6.20%	6.30%	6.60%	6.80%	7.00%	7.20%	7.40%	7.80%
77+	6.25%	6.45%	6.65%	6.85%	7.05%	7.45%	7.60%	7.75%	7.85%	7.95%	8.20%

JOINT LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	3.80%	3.90%	4.00%	4.05%	4.15%	4.45%	4.55%	4.70%	4.85%	4.95%	5.25%
62 – 66	4.10%	4.25%	4.35%	4.50%	4.65%	4.95%	5.05%	5.15%	5.20%	5.30%	5.50%
67 – 71	4.75%	4.85%	4.95%	5.00%	5.05%	5.60%	5.70%	5.80%	5.90%	5.95%	6.55%
72 – 76	5.35%	5.50%	5.65%	5.75%	5.85%	6.15%	6.35%	6.50%	6.70%	6.90%	7.25%
77+	5.85%	6.05%	6.20%	6.40%	6.60%	6.95%	7.10%	7.25%	7.35%	7.45%	7.70%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges at any time, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge can be found in the “RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML Conservative Allocation
MML Moderate Allocation
MML Balanced Allocation
MML American Funds Core Allocation
MML Growth Allocation
MML Blend
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML U.S. Government Money Market MML Dynamic Bond MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML Inflation-Protected and Income
Allocation Category 2	40%	70%

Available sub-accounts:
MML Blue Chip Growth
MML Large Cap Growth
MML American Funds Growth
MML Focused Equity
MML Fundamental Equity
MML Equity Income
MML Fundamental Value
MML Income & Growth
MML Mid Cap Growth
MML Small Cap Growth Equity
MML Small Cap Equity
MML Mid Cap Value
MML Foreign
MML Global
MML International Equity
MML Strategic Emerging Markets
MML High Yield

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
MML Sustainable Equity
Fidelity® VIP Contrafund®
MML Equity
MML Equity Rotation
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
MML Small Company Value
MML Small/Mid Cap Value
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
Delaware Ivy VIP Asset Strategy
Janus Henderson Global Technology and Innovation
Fidelity® VIP Real Estate
Fidelity® VIP Health Care
Fidelity® VIP Strategic Income
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

Rate Sheet Prospectus Supplement Dated July 18, 2022 to the Prospectus dated May 1, 2022, as supplemented and the Initial Summary Prospectus dated May 1, 2022, as supplemented for
MassMutual EnvisionSM Variable Annuity Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated
May 1, 2022 for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after August 1, 2022 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after August 1, 2022 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates and/or Lifetime Guarantee Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate and the Lifetime Guarantee Rate based on the number of full Contract Years from the RetirePay Issue Date and the Age of the Covered Person (or the youngest Covered Person for a Joint Life Version). The Withdrawal Rate applies when your Contract Value is greater than zero. The Lifetime Guarantee Rate applies when your Contract Value is zero. Once the contract is issued, the Withdrawal Rates and the Lifetime Guarantee Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	4.25%	4.30%	4.35%	4.40%	4.45%	4.75%	4.85%	4.95%	5.05%	5.15%	5.65%
62 – 66	4.60%	4.75%	4.90%	5.05%	5.15%	5.40%	5.45%	5.50%	5.55%	5.65%	5.80%
67 – 71	5.15%	5.25%	5.35%	5.45%	5.50%	5.70%	5.85%	6.00%	6.15%	6.30%	6.65%
72 – 76	5.75%	5.90%	6.05%	6.20%	6.30%	6.55%	6.65%	6.75%	6.85%	7.00%	7.35%
77+	6.25%	6.35%	6.45%	6.55%	6.65%	7.05%	7.10%	7.15%	7.20%	7.25%	7.70%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.75%	3.80%	3.85%	3.90%	3.95%	4.20%	4.30%	4.35%	4.45%	4.55%	5.00%
62 – 66	4.10%	4.25%	4.35%	4.50%	4.60%	4.80%	4.85%	4.90%	4.95%	5.05%	5.25%
67 – 71	4.65%	4.75%	4.85%	4.90%	4.95%	5.15%	5.30%	5.40%	5.55%	5.70%	6.00%
72 – 76	5.25%	5.40%	5.50%	5.65%	5.75%	6.00%	6.05%	6.15%	6.25%	6.40%	6.70%
77+	5.75%	5.85%	5.95%	6.05%	6.10%	6.50%	6.55%	6.60%	6.65%	6.70%	7.10%

SINGLE LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	4.25%	4.30%	4.35%	4.40%	4.45%	4.75%	4.85%	4.95%	5.05%	5.15%	5.65%
62 – 66	4.60%	4.75%	4.90%	5.05%	5.15%	5.40%	5.45%	5.50%	5.55%	5.65%	5.80%
67 – 71	5.15%	5.25%	5.35%	5.45%	5.50%	5.70%	5.85%	6.00%	6.15%	6.30%	6.65%
72 – 76	5.75%	5.90%	6.05%	6.20%	6.30%	6.55%	6.65%	6.75%	6.85%	7.00%	7.35%
77+	6.25%	6.35%	6.45%	6.55%	6.65%	7.05%	7.10%	7.15%	7.20%	7.25%	7.70%

JOINT LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	3.75%	3.80%	3.85%	3.90%	3.95%	4.20%	4.30%	4.35%	4.45%	4.55%	5.00%
62 – 66	4.10%	4.25%	4.35%	4.50%	4.60%	4.80%	4.85%	4.90%	4.95%	5.05%	5.25%
67 – 71	4.65%	4.75%	4.85%	4.90%	4.95%	5.15%	5.30%	5.40%	5.55%	5.70%	6.00%
72 – 76	5.25%	5.40%	5.50%	5.65%	5.75%	6.00%	6.05%	6.15%	6.25%	6.40%	6.70%
77+	5.75%	5.85%	5.95%	6.05%	6.10%	6.50%	6.55%	6.60%	6.65%	6.70%	7.10%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges at any time, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge can be found in the “RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML Conservative Allocation
MML Moderate Allocation
MML Balanced Allocation
MML American Funds Core Allocation
MML Growth Allocation
MML Blend
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML U.S. Government Money Market MML Dynamic Bond MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML Inflation-Protected and Income
Allocation Category 2	40%	70%

Available sub-accounts:
MML Blue Chip Growth
MML Large Cap Growth
MML American Funds Growth
MML Focused Equity
MML Fundamental Equity
MML Equity Income
MML Fundamental Value
MML Income & Growth
MML Mid Cap Growth
MML Small Cap Growth Equity
MML Small Cap Equity
MML Mid Cap Value
MML Foreign
MML Global
MML American Funds International
MML International Equity
MML Strategic Emerging Markets
MML High Yield

	Minimum Allocation	Maximum Allocation
Allocation Category 3	0%	30%

Available sub-accounts:
MML Sustainable Equity
Fidelity® VIP Contrafund®
MML Equity
MML Equity Momentum
MML Equity Rotation
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
MML Small Company Value
MML Small/Mid Cap Value
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
MML Special Situations
Delaware Ivy VIP Asset Strategy
Janus Henderson Global Technology and Innovation
Fidelity® VIP Real Estate
Fidelity® VIP Health Care
Fidelity® VIP Strategic Income
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

Rate Sheet Prospectus Supplement Dated May 1, 2022 to the Prospectus dated May 1, 2022 for
MassMutual EnvisionSM Variable Annuity Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated
May 1, 2022 for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after May 1, 2022 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after May 1, 2022 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates and/or Lifetime Guarantee Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate and the Lifetime Guarantee Rate based on the number of full Contract Years from the RetirePay Issue Date and the Age of the Covered Person (or the youngest Covered Person for a Joint Life Version). The Withdrawal Rate applies when your Contract Value is greater than zero. The Lifetime Guarantee Rate applies when your Contract Value is zero. Once the contract is issued, the Withdrawal Rates and the Lifetime Guarantee Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.75%	3.85%	3.90%	4.00%	4.05%	4.50%	4.60%	4.65%	4.75%	4.80%	5.65%
62 – 66	4.00%	4.10%	4.15%	4.25%	4.30%	4.60%	4.70%	4.75%	4.85%	4.90%	5.80%
67 – 71	4.75%	4.85%	4.95%	5.05%	5.15%	5.45%	5.55%	5.65%	5.75%	5.85%	6.65%
72 – 76	5.25%	5.35%	5.45%	5.55%	5.65%	6.05%	6.15%	6.25%	6.35%	6.45%	7.35%
77+	5.50%	5.60%	5.70%	5.85%	5.95%	6.35%	6.45%	6.55%	6.65%	6.75%	7.70%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.10%	3.15%	3.20%	3.30%	3.35%	3.70%	3.80%	3.85%	3.90%	3.95%	4.65%
62 – 66	3.35%	3.40%	3.50%	3.55%	3.60%	3.85%	3.90%	4.00%	4.05%	4.10%	4.85%
67 – 71	4.10%	4.20%	4.25%	4.35%	4.45%	4.70%	4.80%	4.90%	4.95%	5.05%	5.75%
72 – 76	4.60%	4.70%	4.80%	4.90%	4.95%	5.30%	5.40%	5.45%	5.55%	5.65%	6.45%
77+	4.85%	4.95%	5.05%	5.15%	5.25%	5.60%	5.65%	5.75%	5.85%	5.95%	6.80%

SINGLE LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	3.75%	3.85%	3.90%	4.00%	4.05%	4.50%	4.60%	4.65%	4.75%	4.80%	5.65%
62 – 66	4.00%	4.10%	4.15%	4.25%	4.30%	4.60%	4.70%	4.75%	4.85%	4.90%	5.80%
67 – 71	4.75%	4.85%	4.95%	5.05%	5.15%	5.45%	5.55%	5.65%	5.75%	5.85%	6.65%
72 – 76	5.25%	5.35%	5.45%	5.55%	5.65%	6.05%	6.15%	6.25%	6.35%	6.45%	7.35%
77+	5.50%	5.60%	5.70%	5.85%	5.95%	6.35%	6.45%	6.55%	6.65%	6.75%	7.70%

JOINT LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	3.10%	3.15%	3.20%	3.30%	3.35%	3.70%	3.80%	3.85%	3.90%	3.95%	4.65%
62 – 66	3.35%	3.40%	3.50%	3.55%	3.60%	3.85%	3.90%	4.00%	4.05%	4.10%	4.85%
67 – 71	4.10%	4.20%	4.25%	4.35%	4.45%	4.70%	4.80%	4.90%	4.95%	5.05%	5.75%
72 – 76	4.60%	4.70%	4.80%	4.90%	4.95%	5.30%	5.40%	5.45%	5.55%	5.65%	6.45%
77+	4.85%	4.95%	5.05%	5.15%	5.25%	5.60%	5.65%	5.75%	5.85%	5.95%	6.80%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges at any time, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge can be found in the “RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML Conservative Allocation
MML Moderate Allocation
MML Balanced Allocation
MML American Funds Core Allocation
MML Growth Allocation
MML Blend
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML U.S. Government Money Market MML Dynamic Bond MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML Inflation-Protected and Income
Allocation Category 2	40%	70%

Available sub-accounts:
MML Blue Chip Growth
MML Large Cap Growth
MML American Funds Growth
MML Focused Equity
MML Fundamental Equity
MML Equity Income
MML Fundamental Value
MML Income & Growth
MML Mid Cap Growth
MML Small Cap Growth Equity
MML Small Cap Equity
MML Mid Cap Value
MML Foreign
MML Global
MML American Funds International
MML International Equity
MML Strategic Emerging Markets
MML High Yield

Allocation Category 3	0%	30%

Available sub-accounts:
MML Growth & Income
Fidelity® VIP Contrafund®
MML Equity
MML Equity Momentum
MML Equity Rotation
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
MML Small Company Value
MML Small/Mid Cap Value
Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
MML Special Situations
Delaware Ivy VIP Asset Strategy
Janus Henderson Global Technology and Innovation
Fidelity® VIP Real Estate
Fidelity® VIP Health Care
Fidelity® VIP Strategic Income
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

Rate Sheet Prospectus Supplement Dated September 1, 2021 to the Prospectus dated September 1, 2021 for
MassMutual EnvisionSM Variable Annuity Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4

This Rate Sheet Prospectus Supplement (“Rate Sheet”) should be read carefully and retained with the Prospectus dated
September 1, 2021 for the MassMutual EnvisionSM Variable Annuity. You may obtain a current Prospectus at www.MassMutual.com/Envision or by calling (800) 272-2216, sending an email request to ANNfax@MassMutual.com, or writing to MassMutual, PO Box 9067, Springfield, MA 01102-9067.

We are issuing this Rate Sheet to update the following information regarding the MassMutual RetirePaySM Guaranteed Lifetime Withdrawal Benefit (RetirePay):

•	Withdrawal Rates,

•	Lifetime Guarantee Rates,

•	RetirePay Charges, and

•	Investment Allocation Restrictions

(collectively, referred to as the “RetirePay Terms.”)

The RetirePay Terms included in this Rate Sheet are effective for applications submitted on or after September 1, 2021 until a new Rate Sheet is issued that replaces and supersedes this Rate Sheet.

This Rate Sheet replaces and supersedes any previously issued Rate Sheet. This Rate Sheet has no specified end date. This Rate Sheet must be used in conjunction with an effective MassMutual EnvisionSM Variable Annuity Prospectus. For complete information about RetirePay, see the “Additional Benefits — MassMutual RetirePaySM” section in the MassMutual EnvisionSM Variable Annuity Prospectus.

If we change the RetirePay Terms, we will issue a new Rate Sheet. In the event we issue a new Rate Sheet, we will provide at least 10 business days’ notice of the effective date of the superseding Rate Sheet.

Rate Sheet Eligibility Conditions

Certain Rate Sheet eligibility conditions apply when we have issued a superseding Rate Sheet after you apply for your contract and prior to your issue date.

In order for the RetirePay Terms in this Rate Sheet to apply to your Contract, your necessary application information, including any applicable transfer form(s), must be submitted to an order entry system utilized to issue the Contract (“application submit date”) on or after September 1, 2021 and prior to the effective date of the superseding Rate Sheet. For purposes of this process, the application submit date is also defined to include the date the application is signed if a paper application is necessary.

Application Information Submitted with a Purchase Payment

In addition to the submission of your necessary application information, we also require payment of at least the minimum initial Purchase Payment and the application information to be in Good Order within 10 business days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will cancel the application and return your Purchase Payment.

Application Information Submitted without a Purchase Payment

If you plan to pay the initial Purchase Payment with proceeds from an IRS Section 1035 exchange or direct transfer, your transfer form(s) and application information must be in Good Order within 10 Business Days after the application submit date. In addition, the initial Purchase Payment necessary to issue the Contract must be received within 90 calendar days after the application submit date.

If these Rate Sheet Eligibility Conditions are met, and the Contract is issued, the RetirePay Terms in this Rate Sheet will apply, unless a beneficial superseding rate sheet applies, as described under “Rate Sheet Comparison Process.”

If these Rate Sheet Eligibility Conditions are not met, we will inform you and request instructions regarding whether to issue the Contract with the RetirePay Terms in effect under the superseding Rate Sheet or cancel the application.

If you have not provided us with the requested instructions within 2 business days after we have received your Purchase Payment, we will return your Purchase Payment to the original source.

The requirement to have the necessary application information in Good Order within 10 Business Days for application information received with a Purchase Payment or without a Purchase Payment includes completion of the broker-dealer suitability review.

Rate Sheet Comparison Process

Subject to satisfying the Rate Sheet Eligibility Conditions established in this Rate Sheet, if after your application submit date and prior to your Issue Date, a subsequent Rate Sheet is issued with only beneficial changes to the RetirePay Terms, the subsequent Rate Sheet will apply. The changes will be considered to be beneficial unless any of the following occurs:

•	Withdrawal Rates and/or Lifetime Guarantee Rates have decreased,

•	RetirePay Charges have increased, or

•	Investment Allocation Restrictions have changed (unless the sole change to the Investment Allocation Restrictions is the addition of available investment options).

For example, if the RetirePay Charges have increased, you will receive the RetirePay Terms included in the Rate Sheet in effect on your application submit date even if the Withdrawal Rates and/or Lifetime Guarantee Rates have increased in the subsequent Rate Sheet.

You should not purchase RetirePay without first obtaining the applicable Rate Sheet. To obtain a current Rate Sheet:

•	Contact your financial advisor

•	Contact us toll-free at (800) 272-2216

•	Go to www.MassMutual.com/Envision

On the Guaranteed Lifetime Withdrawal Date, we will determine the Withdrawal Rate and the Lifetime Guarantee Rate based on the number of full Contract Years from the RetirePay Issue Date and the Age of the Covered Person (or the youngest Covered Person for a Joint Life Version). The Withdrawal Rate applies when your Contract Value is greater than zero. The Lifetime Guarantee Rate applies when your Contract Value is zero. Once the contract is issued, the Withdrawal Rates and the Lifetime Guarantee Rates applicable to your Contract below will not change for the life of your Contract.

SINGLE LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.75%	3.85%	3.90%	4.00%	4.05%	4.50%	4.60%	4.65%	4.75%	4.80%	5.65%
62 – 66	4.00%	4.10%	4.15%	4.25%	4.30%	4.60%	4.70%	4.75%	4.85%	4.90%	5.80%
67 – 71	4.75%	4.85%	4.95%	5.05%	5.15%	5.45%	5.55%	5.65%	5.75%	5.85%	6.65%
72 – 76	5.25%	5.35%	5.45%	5.55%	5.65%	6.05%	6.15%	6.25%	6.35%	6.45%	7.35%
77+	5.50%	5.60%	5.70%	5.85%	5.95%	6.35%	6.45%	6.55%	6.65%	6.75%	7.70%

JOINT LIFE WITHDRAWAL RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Withdrawal Rates
59½ – 61	3.10%	3.15%	3.20%	3.30%	3.35%	3.70%	3.80%	3.85%	3.90%	3.95%	4.65%
62 – 66	3.35%	3.40%	3.50%	3.55%	3.60%	3.85%	3.90%	4.00%	4.05%	4.10%	4.85%
67 – 71	4.10%	4.20%	4.25%	4.35%	4.45%	4.70%	4.80%	4.90%	4.95%	5.05%	5.75%
72 – 76	4.60%	4.70%	4.80%	4.90%	4.95%	5.30%	5.40%	5.45%	5.55%	5.65%	6.45%
77+	4.85%	4.95%	5.05%	5.15%	5.25%	5.60%	5.65%	5.75%	5.85%	5.95%	6.80%

SINGLE LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	3.75%	3.85%	3.90%	4.00%	4.05%	4.50%	4.60%	4.65%	4.75%	4.80%	5.65%
62 – 66	4.00%	4.10%	4.15%	4.25%	4.30%	4.60%	4.70%	4.75%	4.85%	4.90%	5.80%
67 – 71	4.75%	4.85%	4.95%	5.05%	5.15%	5.45%	5.55%	5.65%	5.75%	5.85%	6.65%
72 – 76	5.25%	5.35%	5.45%	5.55%	5.65%	6.05%	6.15%	6.25%	6.35%	6.45%	7.35%
77+	5.50%	5.60%	5.70%	5.85%	5.95%	6.35%	6.45%	6.55%	6.65%	6.75%	7.70%

JOINT LIFE LIFETIME GUARANTEE RATES:

	Full Contract Years from the RetirePay Issue Date
	0	1	2	3	4	5	6	7	8	9	10+
Age Range	Lifetime Guarantee Rates
59½ – 61	3.10%	3.15%	3.20%	3.30%	3.35%	3.70%	3.80%	3.85%	3.90%	3.95%	4.65%
62 – 66	3.35%	3.40%	3.50%	3.55%	3.60%	3.85%	3.90%	4.00%	4.05%	4.10%	4.85%
67 – 71	4.10%	4.20%	4.25%	4.35%	4.45%	4.70%	4.80%	4.90%	4.95%	5.05%	5.75%
72 – 76	4.60%	4.70%	4.80%	4.90%	4.95%	5.30%	5.40%	5.45%	5.55%	5.65%	6.45%
77+	4.85%	4.95%	5.05%	5.15%	5.25%	5.60%	5.65%	5.75%	5.85%	5.95%	6.80%

CURRENT RETIREPAY CHARGES

The current RetirePay Charges applicable to your Contract are as follows:

•   Single Life Highest Anniversary Value Step-up Charge
•   Joint Life Highest Anniversary Value Step-up Charge
•   Single Life Highest Quarterly Value Step-up Charge
•   Joint Life Highest Quarterly Value Step-up Charge

1.45% 1.45% 1.60% 1.60%

The amount that is deducted from your Contract Value is equal to the RetirePay Charge multiplied by the Benefit Base. We may increase the RetirePay Charges at any time, with prior notice, but the charges will never exceed the maximum RetirePay Charge. The maximum charge can be found in the “RetirePay Charge” section of the current MassMutual Envision prospectus.

INVESTMENT ALLOCATION RESTRICTIONS

While RetirePay is in effect, your investment allocations are restricted.

You must either be invested 100% in one of the MML Asset Allocation Sub-Accounts or invested 100% in the Custom Allocation Program.

MML Asset Allocation Sub-Accounts:

MML Conservative Allocation
MML Moderate Allocation
MML Balanced Allocation
MML American Funds Core Allocation
MML Growth Allocation
MML Blend
MML iShares® 80/20 Allocation
MML iShares® 60/40 Allocation

Custom Allocation Program:

Multiple Sub-Accounts can be selected within each category. The total allocation for all Sub-Accounts within each category must be between the minimum and maximum allocation. The Contract Value in the Custom Allocation Program will be rebalanced based on your elected frequency. If no election is made, rebalancing will occur quarterly during each calendar year.

	Minimum Allocation	Maximum Allocation
Allocation Category 1	30%	30%
Available sub-accounts: MML U.S. Government Money Market MML Dynamic Bond MML Managed Bond MML Short-Duration Bond MML Total Return Bond MML Inflation-Protected and Income
Allocation Category 2	40%	70%

Available sub-accounts:
MML Blue Chip Growth
MML Large Cap Growth
MML American Funds Growth
MML Focused Equity
MML Fundamental Equity
MML Equity Income
MML Fundamental Value
MML Income & Growth
MML Mid Cap Growth

	MML Small Cap Growth Equity MML Small Cap Equity MML Mid Cap Value MML Foreign MML Global MML American Funds International MML International Equity MML Strategic Emerging Markets MML High Yield
Allocation Category 3	0%	30%

Available sub-accounts:
MML Growth & Income
Fidelity® VIP Contrafund®
MML Equity
MML Equity Momentum
MML Equity Rotation
Invesco V.I. Global Strategic Income
Invesco V.I. Discovery Mid Cap Growth
MML Small Company Value
MML Small/Mid Cap Value

Invesco V.I. Global
Invesco Oppenheimer V.I. International Growth
MML Special Situations
Delaware Ivy VIP Asset Strategy
Janus Henderson Global Technology and Innovation
Fidelity® VIP Real Estate
Fidelity® VIP Health Care
Fidelity® VIP Strategic Income
PIMCO Income Portfolio

If a requested change in your allocations or a transfer of any portion of your contract value does not comply with these investment restrictions, you will be required to terminate your RetirePay by written request before the allocation change or transfer can be processed. We reserve the right, upon thirty calendar days advance notice to you, to change the investment restrictions. If we change the investment restrictions, you must change your allocations to comply within thirty calendar days of the restrictions becoming effective, or we will terminate your RetirePay.

If you have any questions regarding this Rate Sheet, please contact us toll free at (800) 272-2216.

Please keep this Rate Sheet for future reference.

The SAI contains additional information about the Separate Account. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov).

For a free copy of the SAI, other information about this Contract, or general inquiries, contact our Service Center:

MassMutual Document Management Services – Annuities W360 PO Box 9067 Springfield, MA 01102-9067 (800) 272-2216 (Fax) (866) 329-4272 (Email) ANNfax@MassMutual.com www.MassMutual.com

Investment Company Act file number: 811-08619
Securities Act file number: 333-255824
Class (Contract) Identifier: C000228859

AN2703

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Insurance Company)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registered Separate Account)

MASSMUTUAL ENVISIONSM VARIABLE ANNUITY

An individual flexible premium deferred variable annuity

Contract Class: B-Share

[__________]

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated April 28, 2025 for the individual flexible premium deferred variable annuity contracts (Contracts) that are referred to herein.

For a copy of the prospectus call (800) 272-2216, visit online at www.MassMutual.com/Envision, send an email request to ANNfax@MassMutual.com, or write to MassMutual®, PO Box 9067, Springfield, MA 01102-9067.

TABLE OF CONTENTS

	SAI	Prospectus
The Company	2	18
The Separate Account	2	18
Services	2	69
Distribution	2	69
Fixed Annuity Payout Rates	3	34
Payment of Death Benefit	3	41
Experts	4
Financial Statements	4

1

AN2703-SAI

THE COMPANY

In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual®). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

THE SEPARATE ACCOUNT

We established Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) as a separate account under Massachusetts law on July 9, 1997. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

The Separate Account holds the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the Contract.

SERVICES

MassMutual holds title to the assets of the Separate Account. MassMutual maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the Contracts, and divisions of that segment. MassMutual’s principal business address is 1295 State Street, Springfield, Massachusetts 01111-0001.

DISTRIBUTION

The Contract is sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the Contracts sold by its registered representatives, and MSD serves as principal underwriter of the Contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the Contracts described in the prospectus.

Year	MMLIS	MSD
2024	$914,598	$120,424
2023	$540,096	$0
2022	$381,750	$0

2

Commissions for sales of the Contract by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to MMLIS registered representatives. Commissions for sales of the Contract by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.

Year	MMLIS	MSD
2024	$5,060,509	$880,844
2023	$2,512,218	$0
2022	$2,191,613	$0

FIXED ANNUITY PAYOUT RATES

The assumptions for determining the Fixed Annuity Payout Rates are:

(1) The 2012 Individual Annuity Mortality (IAM) mortality table, projected to the year 2052 with 100% of Projection Scale G2 for both males and females, applies to all Annuity Options which include life contingent payments. Where applicable, unisex mortality rates and projection factors are based on a 30%/70% male/female weighting.

(2) Age will be determined based on each Annuitant’s birthday nearest the applicable Annuity Date with a five-year Age setback applied in all instances. For example, Age 65 is considered the period of time between age 64 years, 6 months and one day and age 65 years and 6 months. Once the Age has been determined, the setback would then be applied (e.g. Age 65 will be considered Age 60).

(3) An effective annual interest rate of 0.10% (0.50% for Contracts issued in New York).

If the single premium immediate annuity rates we offer to the same class of Annuitants and designate for this purpose on the Annuity Date are higher than the Fixed Annuity Payout Rates for the Contract, the higher rates will be used.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

(1)  a certified death certificate;

(2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

(3)  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The Beneficiary designation in effect on the date we issue the Contract will remain in effect until changed. Unless you provide otherwise, the death benefit will be paid in equal shares to the Beneficiary(ies) as follows:

(1)  to the primary Beneficiary(ies) who survive your death and/or the Annuitant’s death, as applicable; or

(2)  if there is no primary Beneficiary who survives your death and/or any Annuitant’s death, as applicable, to the contingent Beneficiary(ies) who survive the Owner’s and/or the Annuitant’s death, as applicable; or

(3)  if there is no primary or contingent Beneficiary who survives your death, and/or any Annuitant’s death, as applicable, to you or your estate.

You may name an irrevocable Beneficiary(ies). In that case, a change involving the irrevocable Beneficiary requires the consent of the irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Contract Owner retains all other contractual rights.

See the “Death Benefit” section in the prospectus for more information on death benefits.

3

EXPERTS

[To be added]

FINANCIAL STATEMENTS

The Registered Separate Account

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2024

Statements of Operations and Changes in Net Assets for the years ended December 31, 2024 and 2023

Notes to Financial Statements

The Insurance Company

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2024 and 2023

Statutory Statements of Operations for the years ended December 31, 2024, 2023 and 2022

Statutory Statements of Changes in Surplus for the years ended December 31, 2024, 2023 and 2022

Statutory Statements of Cash Flows for the years ended December 31, 2024, 2023 and 2022

Notes to Statutory Financial Statements

4

AN2703-SAI

PART C
OTHER INFORMATION

Item 27.       Exhibits

Exhibit (a)

Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account 4 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021

Exhibit (b)	Not Applicable.
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

iii.

Template for Insurance Product Distribution Agreement (version 4/2021) (MML Strategic Distributors, LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-255824 filed April 25, 2023

Exhibit (d)	i.

Template Individual Variable Deferred Annuity Contract with Flexible Purchase Payments and Schedule – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021

	ii.	Fixed Account for Dollar Cost Averaging Rider – Incorporated by reference to Initial Registration Statement File No. 333-255824 filed May 6, 2021
	iii.	Return of Purchase Payment Death Benefit Rider – Incorporated by reference to Initial Registration Statement File No. 333-255824 filed May 6, 2021
	iv.	Nursing Home and Hospital Withdrawal Benefit Rider – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015
	v.	Terminal Illness Withdrawal Benefit Rider – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015
	vi.	Annuity Payment Commutation Rider – Incorporated by reference to Initial Registration Statement File No. 333- 255824 filed May 6, 2021
	vii.	Guaranteed Lifetime Withdrawal Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-255824 filed January 26, 2024
	viii.	Guaranteed Lifetime Withdrawal Benefit Rider (**)
	ix.	Guaranteed Lifetime Withdrawal Benefit Rider (**)
	x.	Highest Quarterly Value Death Benefit Rider (**)
	xi.	Non-Qualified Beneficiary Annuity Rider – Incorporated by reference to Initial Registration Statement File No. 333-255824 filed May 6, 2021
	xii.	Unisex Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015
	xiii.	Individual Retirement Annuity Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015
	xiv.	Roth Individual Retirement Annuity Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015
	xv.	SIMPLE IRA Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015
Exhibit (e)	Individual Variable Deferred Annuity Contract Application – Incorporated by reference to Initial Registration Statement File No. 333-255824 filed May 6, 2021

Exhibit (f)	i.

Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (g)	Not Applicable.
Exhibit (h)	i.	Fund Participation Agreements
		a.	AIM Funds (Invesco Funds)
1.

Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, AIM Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333- 45039 filed June 25, 2021

				i.	Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				ii.	Amendment No. 2 effective April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iii.	Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iv.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

				i.	Amendment No. 1 to Financial Support Agreement – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
				ii.	Amendment No. 2 effective April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023
3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		b.	American Funds® Funds
1.

Participation Agreement dated as of March 7, 2003 (American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022

				i.	Amendment No. 1 dated August 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
				ii.	Amendment No. 2 dated as of May 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
				iii.	Amendment No. 3 dated as of April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
				iv.	Amendment No. 4 dated as of November 18, 2020 – Incorporated by reference to Post-Effective Amendment No. 33 to Registration Statement File No. 333-50410 filed April 28, 2021
				v.	Amendment No. 5 dated as of November 18, 2020 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
				vi.	Amendment No. 6 dated as of April 2, 2024 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-255824 filed April 25, 2024
2.

Business Agreement dated March 7, 2003 (Massachusetts Mutual Life Insurance Company, MML Distributors, LLC, American Funds Distributors, Inc. and Capital Research and Management Company) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022

				i.	First amendment effective May 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
				ii.	Second amendment dated as of September 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
				iii.	Third amendment dated as of April 2, 2024 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-259818 filed April 25, 2024
		c.	Columbia Funds
1.

Form of Participation Agreement (Massachusetts Mutual Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Funds Variable Series Trust II, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors Inc.) – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-255824 filed April 25, 2024

2.

Form of Services Agreement (Massachusetts Mutual Life Insurance Company and Columbia Management Investment Services Corp.) – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-255824 filed April 25, 2024

		d.	Fidelity Funds
1.

Amended and Restated Participation Agreement dated May 22, 2017 (Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity® Variable Insurance Products Fund IV, Fidelity® Variable Insurance Products Fund V, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

i.

First Amendment dated May 22, 2017 to the Amended and Restated Participation Agreement dated May 22, 2017 – Incorporated by reference to Pre-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

ii.

Amendment dated January 21, 2019 to Schedule A of the Amended and Restated Participation Agreement dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-202684 filed April 25, 2019

iii.

Amendment dated October 1, 2020 to Schedule A of the Amended and Restated Participation Agreement dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

iv.

Amendment dated March 1, 2021 to Schedule A of the Amended and Restated Participation Agreement dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

v.

Amendment dated October 18, 2023 to Schedule A of the Amended and Restated Participation Agreement dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-255824 filed April 25, 2024

2.

Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

3.

Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		ii.	Second Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated November 1, 2018 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
iv.

Fourth Amendment dated September 28, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Registration Statement File No. 333-206438 filed November 15, 2021

	4.	Service Agreement dated October 1, 1999 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		i.	Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Second Amendment dated December 13, 2017 – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018
		iii.	Third Amendment dated January 1, 2021 – Incorporated by reference to Pre-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021
e.	Ivy Funds
1.

Participation Agreement dated as of October 25, 2012 (Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios and Massachusetts Mutual Life Insurance Company) and C.M. Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021

		i.	First Amendment dated January 18, 2013 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
		ii.	Second Amendment dated June 12, 2015 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated February 18, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iv.	Fourth Amendment dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		v.	Fifth Amendment dated March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		vi.	Sixth Amendment dated May 1, 2021 regarding Rules 30e-3 and 498a – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022
vii.

Seventh Amendment dated October 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022

2.

Services Agreement dated October 25, 2012 by and among Waddell & Reed, Inc., Massachusetts Mutual Life Insurance Company and MML Distributors, LLC – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

		i.	Amendment No. 1 effective April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

		ii.	Amendment No. 2 effective April 15, 2015 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Amendment No. 3 dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
iv.

Amendment No. 4 dated October 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022

f.	Janus Aspen Funds (Service)
1.

Participation Agreement dated July 12, 2021 (Massachusetts Mutual Life Insurance Company and Janus Aspen Series) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021

i

Amendment to Fund Participation Agreement Regarding Revocation of Rule 30e-3 dated November 4, 2024 – Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-255824 filed April 25, 2025

2.

Administrative Services Letter dated July 12, 2021 (Massachusetts Mutual Life Insurance Company and Janus Capital Management LLC) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021

3.

Distribution and Shareholder Services Agreement dated July 12, 2021 (Massachusetts Mutual Life Insurance Company, and MML Strategic Distributors) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021

g.	MML Funds
1.

Participation Agreement dated August 15, 2008 (MML Series Investment Fund, American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

2.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		ix.	Ninth Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
h.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			vi.	Sixth Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
			xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
	i.	PIMCO Funds
1.

Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			i.	Amendment No. 1 effective as of June 30, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			ii.	New Agreements and Amendments dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iii.	Amendment effective as of May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iv.	Amendment signed March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-95845 filed April 26, 2017
		2.	Termination Agreement dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
3.

Services Agreement (Trust) for PIMCO Variable Insurance Trust (Pacific Investment Management Company LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective as of March 1, 2017 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

			i.	Amendment No. 1 dated November 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-150916 filed April 28, 2021
	j.	Vest Funds
1.

Participation Agreement (Foreside Fund Services, LLC, Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-274306 filed September 1, 2023

ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)
a.

AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		1.	Amendment No. 1 – Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020
b.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

c.

Ivy Funds Variable Insurance Portfolios Amended and Restated Agreement dated November 13, 2012 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

d.

Janus Aspen Series effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022

e.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

f.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

g.

PIMCO Variable Insurance Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (i)	Not Applicable.
Exhibit (j)	Not Applicable.
Exhibit (k)	Opinion and Consent of Counsel (**)

Exhibit (l)	i.	Auditor Consents:
• Company Financial Statements (**)
• Separate Account Financial Statements (**)
ii.

Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 – Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

Exhibit (m)	Not Applicable.
Exhibit (n)	Not Applicable.
Exhibit (o)	Initial Summary Prospectus (*)
Exhibit (p)	i. Powers of Attorney for:
		•	Roger W. Crandall
		•	Kathleen A. Corbet
		•	James H. DeGraffenreidt, Jr.
		•	Mary Jane Fortin
		•	Isabella D. Goren
		•	Bernard A. Harris, Jr.
		•	Michelle K. Lee
		•	Jeffrey M. Leiden
		•	Laura J. Sen
		•	William T. Spitz
		•	Amy M. Stepnowski
		•	H. Todd Stitzer
– Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-255824 filed April 25, 2025
ii. Powers of Attorney* for:
		•	Gregory Giardiello
		•	David H. Long
Exhibit (q)	Not Applicable.
Exhibit (r)	Not Applicable.

(*)	Filed herewith
(**)	To be filed by amendment

Item 28.       Directors and Officers of the Insurance Company

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman 1295 State Street Springfield, MA 01111	Bernard A. Harris, Jr., Director 3333 Allen Parkway, #1709 Houston, Texas 77019	Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118
Kathleen A. Corbet, Director 34 Louises Lane New Canaan, CT 06840	Michelle K. Lee, Director 19952 Moran Lane Saratoga, CA 95070	William T. Spitz, Director 16 Wynstone Nashville, TN 37215
James H. DeGraffenreidt, Jr., Director 406 Cedarcroft Road Baltimore, MD 21212	Jeffrey M. Leiden, Director 127 South Beach Road Hobe Sound, FL 33455	Amy M. Stepnowski, Director 29 Newgate Drive Glastonbury, CT 06033
Isabella D. Goren, Director 8030 Acoma Lane Dallas, TX 75252	David H. Long, Director 10 Strawberry Hill Street Dover, MA 02030	H. Todd Stitzer, Lead Director 4409 Spring Island Okatie, SC 29909

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Eric Partlan, Chief Investment Officer 10 Fan Pier Boulevard Boston, MA 02210
Julieta Sinisgalli, Treasurer 10 Fan Pier Boulevard Boston, MA 02210	John Rugel, Head of Operations 10 Fan Pier Boulevard Boston, MA 02210
Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Head of Human Resources & Employee Experience 1295 State Street Springfield, MA 01111
Mary Jane Fortin, Chief Financial Officer 10 Fan Pier Boulevard Boston, MA 02210	Sears Merritt, Head of Technology & Experience 10 Fan Pier Boulevard Boston, MA 02210
Dominic Blue, Head of Third-Party Distribution and New Markets 1295 State Street Springfield, MA 01111	Geoffrey Craddock, Chief Risk Officer 10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana, Head of Brand, Product and Affiliated Distribution 1295 State Street Springfield, MA 01111	Tokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111
Gregory Giardiello, Corporate Controller 10 Fan Pier Boulevard Boston, MA 02210

Item 29.       Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

As of 7-31-25

I.              DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.                  C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation.

1.                   MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation.

2.                   CML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company.

3.                   CM Life Mortgage Lending LLC (March 16, 2023), a Delaware limited liability company.

B.                  MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company (MassMutual – 99% and MassMutual Holding LLC – 1%).

C.                  MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.                   MML Investors Services, LLC (December 31, 1981), a Massachusetts limited liability company.

a)                   MML Insurance Agency, LLC (November 16, 1990), a Massachusetts limited liability company.

2.                   MassMutual Assignment Company (October 4, 2000), a North Carolina corporation.

3.                   MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

4.                   LifeScore Labs, LLC (previously, Society of Grownups, LLC) (April 15, 2014), a Massachusetts limited liability company.

5.                   MassMutual Ventures Holding LLC (March 26, 2018), a Delaware limited liability company.

a)                   MassMutual Ventures US I LLC (formerly, MassMutual Ventures LLC) (June 10, 2014), a Delaware limited liability company.

b)                   MassMutual Ventures US II LLC (April 17, 2018), a Delaware limited liability company.

c)                   MassMutual Ventures US III LLC (May 21, 2020), a Delaware limited liability company.

d)                   MassMutual Ventures UK LLC (July 12, 2018), a Delaware limited liability company.

e)                   MassMutual Ventures Southeast Asia I LLC (September 25, 2018), a Delaware company.

f)                    MassMutual Ventures Southeast Asia II LLC (December 12, 2019), a Delaware limited liability company.

g)                   MassMutual Ventures Management LLC (April 4, 2018), a Delaware limited liability company.

i)                    MassMutual Ventures SEA Management Private Limited (June 20, 2018), a Singapore company.

(a)                 MMV UK/SEA Limited (May 23, 2023), a company established in England and Wales.

(b)	MassMutual Ventures India Private Limited (January 10, 2024), an India company.

6.                   MM Rothesay Holdco US LLC (September 24, 2013), a Delaware limited liability company.

7.                   Fern Street LLC (April 11, 2013), a Delaware limited liability company.

8.                   Sleeper Street LLC (October 4, 2019), a Delaware limited liability company.

9.                   MM Catalyst Fund LLC (November 25, 2020), a Delaware limited liability company.

10.                MM Catalyst Fund II LLC (February 6, 2023), a Delaware limited liability company.

11.                MM Asset Management Holding LLC (November 29, 2011), a Delaware limited liability company.

a)                   Barings LLC (July 5, 1940), a Delaware limited liability company.

i)                    Barings Securities LLC (July 1, 1994), a Delaware limited liability company.

ii)                  Barings Guernsey Limited (February 20, 2001), a company organized under the laws of Guernsey.

(a)                 Barings Europe Limited (June 5, 2017), a company organized under the laws of England and Wales.

(i)                  Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales.

(a)                 Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales.

(b)                Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales.

(c)                 Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales.

(d)                Barings European Core Property Fund GP Sàrl (October 29, 2015), a special-purpose company organized in Luxembourg.

(e)                 Barings BME GP Sàrl (July 31, 2020), a company organized under the laws of England and Wales.

(f)                  Barings GPLF4(S) GP Sàrl (March 18, 2021), a company incorporated under the laws of Luxembourg.

(ii)                Barings Italy S.r.l. (July 23, 2019), a company incorporated under the laws of Italy.

(iii)              Barings Sweden AB (July 16, 2019), a company incorporated under the laws of Sweden.

(iv)               Barings Asset Management Spain SL (October 13, 2019), a company incorporated under the laws of Spain.

(v)                Barings Netherlands B.V. (December 5, 2019), a company incorporated under the laws of the Netherlands.

(vi)               Barings GmbH (formerly Barings Real Estate GmbH) (January 8, 2014), a German limited liability company.

(vii)             Barings (U.K.) Limited (January 4, 1995), a company organized under the laws of England and Wales.

(viii)           Baring France SAS (July 24, 1997), a company incorporated under the laws of France.

(ix)               Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland.

(x)                Barings Switzerland Sàrl (December 18, 2013), a company established under the laws of Switzerland.

iii)                Barings Real Estate Advisers, Inc. (May 11, 2004), a Delaware corporation.

iv)                 Barings Real Estate Acquisitions LLC (January 10, 2022), a Delaware limited liability company.

v)                   BMC Holdings DE LLC (March 29, 2013), a Delaware limited liability company.

vi)                 Barings Finance LLC (December 12, 2012), a Delaware limited liability company.

(a)                 BCF Europe Funding Limited (August 27, 2013), a company formed in the Republic of Ireland.

(b)                BCF Senior Funding I LLC (August 28, 2013), a limited liability company formed under the laws of the State of Delaware.

(c)                 BCF Senior Funding I Designated Activity Company (January 20, 2016), a company formed in the Republic of Ireland.

vii)               Baring Asset Management (Asia) Holdings Limited (June 7, 1985), a company organized in Hong Kong.

(a)                 Barings Japan Limited (January 13, 1986), a company organized in Japan that is registered as a Financial Business Operator (Registration No. 396-KLFB) for Type II Financial Instruments Business, Investment Advisory and Agency Business, and Investment Management Business with the Financial Services Agency in Japan under the Financial Instruments and Exchange Act (Act No. 25 of 1948).

(b)                Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda.

(c)                 Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

(d)                Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong.

(i)                  Baring Asset Management Korea Limited, a regulated Korean company.

(ii)                Barings Investment Management (Shanghai) Limited (August 3, 2018), a company established under Chinese law.

(a)                 Barings Overseas Investment Fund Management (Shanghai) Limited (August 22, 2018).

(e)                 Barings Singapore Pte. Ltd. (November 16, 2020), a company established under the laws of Singapore.

(f)                  Barings Australia Holding Company Pty Ltd (October 12, 2009).

(i)                  Barings Australia Pty Ltd (October 16, 2009).

(g)                Barings Singapore Pte. Ltd. (November 16, 2020), an operating company established under the laws of Singapore.

viii)             Barings Australia Real Estate Holdings Pty Ltd (May 4, 2022), a private limited company established under the laws of Australia.

(a)                 Barings Australia Real Estate Pty Ltd (May 4, 2022), a private limited company established under the laws of Australia.

(i)                  Barings Australia Property Partners Holdings Pty Ltd (May 5, 2010), a company established under the laws of Australia.

ix)                 Barings Australia Structured Finance Holdings Pty Ltd (January 11, 2023), a private limited company established under the laws of Australia.

(a)                 Barings Australia Structured Finance Pty Ltd (January 11, 2023), a private limited company established under the laws of Australia.

(i)                  Gryphon Capital Partners Pty Ltd (January 2, 2014), a proprietary limited company established under the laws of Australia.

(a)                 Gryphon Capital Management Pty Ltd (February 28, 2014), a proprietary limited company established under the laws of Australia.

x)                   Barings Real Estate Holdings LLC (October 7, 2021), a Delaware limited liability company.

(a)                 Artemis Real Estate Partners LLC (August 27, 2009), a Delaware limited liability company.

(i)                  Artemis Real Estate Advisors, LLC (July 25, 2019), a Delaware limited liability company.

(ii)                Artemis Real Estate Partners Acquisitions I, LLC (March 23, 2010), a Delaware limited liability company.

D.                  MassMutual Private Wealth & Trust, FSB (January 12, 2000), a federally chartered stock savings bank.

E.                   MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability company.

F.                   MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company.

G.                  MM Private Equity Intercontinental LLC (September 24, 2013), a Delaware limited liability company.

H.                  MSP-SC, LLC (August 4, 2009), a Delaware limited liability company.

I.                    MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company.

J.                    Jefferies Finance LLC (July 26, 2004), a Delaware limited liability company. (MassMutual holds 50% voting ownership interest and Jefferies Financial Group Inc. holds 50% voting ownership interest.)

1.                   Apex Credit Holdings LLC (formerly known as Apex Credit Partners LLC, October 20, 2014), a Delaware limited liability company.

2.                   JFIN Co-Issuer Corporation (March 13, 2013), a Delaware corporation.

3.                   Jeffries MM Lending LLC (October 14, 2011), a Delaware limited liability company.

4.                   JFIN LC Fund LLC (February 1, 2016), a Delaware limited liability company.

5.                   JFIN Revolver Holdings LLC (January 23, 2018), a Delaware limited liability company.

6.                   JFIN Revolver Holdings II LLC (May 11, 2018), a Delaware limited liability company.

7.                   JFIN GP Adviser LLC (May 11, 2018), a Delaware limited liability company.

8.                   JFIN Europe GP, S.à.r.l. (December 18, 2015), a Luxembourg private limited liability company.

a)                   Jefferies Finance Europe, S.L.P. (July 20, 2020), an alternative investment fund.

b)                   Jefferies Finance Europe, SCSp (March 10, 2016), an alternative investment fund.

9.                   Jefferies Finance Business Credit LLC (August 7, 2013), a Delaware limited liability company.

a)                   JFIN Business Credit Fund I LLC (August 7, 2013), a Delaware limited liability company.

10.                JFIN Funding 2021 LLC (November 5, 2021), a Delaware limited liability company.

11.                Jefferies Private Credit BDC Inc. (January 14, 2020), a Maryland corporation.

12.                JCP Funding 2024 LLC (March 12, 2024), a Delaware limited liability company.

13.                JSPCS MM LLC (July 8, 2024), a Delaware limited liability company

14.                Jefferies Credit Partners LLC (formerly known as JFIN Asset Management LLC) (June 8, 2020), a Delaware limited liability company.

a)                   JDLF GP (Europe) S.a.r.l. (November 4, 2022), incorporated and existing under the laws of Luxembourg.

b)                   Jefferies Credit Management LLC (December 8, 2022), a Delaware limited liability company.

c)                   Jefferies Direct Lending Europe SCSp SICAV-RAIF (December 9, 2022), incorporated and existing under the laws of Luxembourg.

d)                   Jefferies Credit Management LLC (December 8, 2022), a Delaware limited liability company.

i)                    JCM GP I LLC (October 6, 2023), a Delaware limited liability company.

ii)                  JCM H-2 Credit Fund GP LLC (May 15, 2024), a Delaware limited liability company.

e)                   JCP GP I LLC (October 12, 2023), a Delaware limited liability company.

f)                    JCP Direct Lending CLO 2022 LLC (November 1, 2021), a Delaware limited liability company.

g)                   JDLF II GP LLC (January 7, 2022), a Delaware limited liability company.

i)                    JDLF II GP LP (January 7, 2022), a Delaware partnership.

(a)                 Jefferies Direct Lending Fund II C LP (January 7, 2022), a Delaware partnership.

(i)                  Jefferies DLF 2 C Holdings LLC (March 28, 2022), a Delaware limited liability company

(a)                 Jefferies Direct Lending Fund II C SPE LLC (March 28, 2022), a Delaware limited liability company.

(i)                  Jefferies DLF2 C Holdings-2 LLC (October 11, 2024), a Delaware limited liability company.

(b)                Jefferies Direct Lending Fund II C SPE-2 LLC (October 11, 2024), a Delaware limited liability company.

h)                   JDLF III GP LLC (January 30, 2024), a Delaware limited liability company.

i)                    JDLF III GP LP (January 30, 2024), a Delaware partnership.

(a)                 Jefferies Direct Lending Fund III C LP (January 30, 2024), a Delaware partnership.

(i)                  Jefferies DLF3 C Holdings LLC (December 3, 2024), a Delaware limited liability company.

(a)                 Jefferies Direct Lending Fund III C SPE LLC (December 3, 2024), a Delaware limited liability company.

i)                    JFAM GP LLC (April 13, 2017), a Delaware limited liability company.

i)                    JFAM GP LP (April 13, 2017), a Delaware partnership.

(a)                 Jefferies Direct Lending Fund C LP (November 25, 2019), a Delaware partnership.

(i)                  Jefferies DLF C Holdings LLC (February 11, 2020), a Delaware limited liability company.

(a)                 Jefferies Direct Lending Fund C SPE LLC (February 11, 2020), a Delaware limited liability company.

j)                    JCP Direct Lending CLO 2023-1 LLC (May 11, 2023), a Delaware limited liability company.

i)                    JCP Direct Lending CLO 2023 Ltd. (May 23, 2023), a Jersey Channel Islands private limited company.

k)                   Jefferies M Super Private Credit Fund GP LLC (March 19, 2024), a Delaware limited liability company.

l)                    Jefferies Credit Partners Europe Limited (September 5, 2024), a private limited company formed in England and Wales.

m)                 JCP Congaree Credit Fund GP LLC (April 16, 2025), a Delaware limited liability company.

n)                   JCP Solaris Credit Fund GP LLC (June 20, 2025), a Delaware limited liability company.

15.                Green SPE LLC (April 16, 2024), a Delaware limited liability company.

a)                   Apex Credit Partners LLC (formerly known as Apex Newco LLC) (July 15, 2021), a Delaware limited liability company.

i)                    Apex GP I LLC (December 21, 2023), a Delaware limited liability company.

(a)                 Apex Securitized Income Fund LP (December 22, 2023), a Delaware limited partnership

16.                Jefferies Senior Lending LLC (April 26, 2021), a Delaware limited liability company.

17.                JFIN Revolver SPE1 2022 LLC (March 9, 2022), a Delaware limited liability company.

18.                JFIN Revolver SPE3 2022 LLC (August 31, 2022), a Delaware limited liability company.

19.                JFIN Revolver SPE4 2022 LLC (August 31, 2022), a Delaware limited liability company.

20.                JFIN Revolver SPE4 2022 Ltd. (August 31, 2022), a Cayman Islands company.

21.                JCP Private Loan Management GP LLC (March 16, 2023), a Delaware limited liability company.

a)                   JCP Private Loan Management LP (March 16, 2023), a Delaware limited partnership.

22.                JF CEI Holdings 1 LLC (December 20, 2024), a Delaware limited liability company

a)                   JF CEI Holdings 2 LLC CP (December 20, 2024), a Delaware limited liability company.

K.                  Berkshire Way LLC (June 14, 2012), a Delaware limited liability company.

L.                   MML Strategic Distributors, LLC (June 7, 2013), a Delaware limited liability company.

M.                 MML Investment Advisers, LLC (September 24, 2013), a Delaware limited liability company.

N.                  Pioneers Gate LLC (October 27, 2014), a Delaware limited liability company.

O.                  MML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company.

P.                   Timberland Forest Holding LLC (October 12, 2015), a Delaware limited liability company. MassMutual’s ownership is 37% and 63% is held by MassMutual Trad Private Equity LLC.

1.                   Lyme Adirondack Forest Company, LLC (April 4, 2006), a Delaware limited liability company.

a)                   Lyme Adirondack Timber Sales, LLC (December 16, 2016), a Delaware company. (Note: Lyme Adirondack Timber Sales, Inc. merged with and into this company effective December 31, 2016.)

b)                   Lyme Adirondack Timberlands I, LLC (August 16, 2006), a Delaware limited liability company.

c)                   Lyme Adirondack Timberlands II, LLC (August 16, 2006), a Delaware limited liability company.

Q.                  MassMutual International LLC (February 19, 1996), a Delaware limited liability company.

1.                   MassMutual Solutions LLC (June 20, 2019), a Delaware limited liability company.

R.                  Insurance Road LLC (May 3, 2017), a Delaware limited liability company.

1.                   MassMutual Intellectual Property LLC (May 3, 2017), a Delaware limited liability company.

2.                   MassMutual Trad Private Equity LLC (May 3, 2017), a Delaware limited liability company.

3.                   Trad Investments I LLC (September 11, 2018), a Delaware limited liability company.

S.                   MassMutual Mortgage Lending LLC (October 30, 2017), a Delaware limited liability company.

T.                   MM Copper Hill Road LLC (October 5, 2017), a Delaware limited liability company.

U.                  EM Opportunities LLC (January 16, 2018), a Delaware limited liability company.

V.                  MassMutual MCAM Insurance Company, Inc. (March 18, 2018), a Vermont captive insurance company.

W.                CML Global Capabilities (December 2, 2019), a Delaware limited liability company.

X.                  MM Global Capabilities I LLC (December 2, 2019), a Delaware limited liability company.

1.                   MassMutual Global Business Services India LLP (December 23, 2019), a limited partnership domiciled in the Republic of India.

Y.                  MM Global Capabilities II LLC (December 2, 2019), a Delaware limited liability company.

1.                   MM Global Capabilities (Netherlands) B.V. (February 28, 2020), a company domiciled in the Netherlands (MM Global Capabilities I LLC and MM Global Capabilities II LLC are the partners of this company).

a)                   MassMutual Global Business Services Romania S.R.L. (March 31, 2020), a company domiciled in Romania.

Z.                   MM Global Capabilities III LLC (December 3, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

AA.             MM Investment Holding (September 21, 2020), a Cayman Islands company.

1.                   MML Management Corporation (October 14, 1968), a Massachusetts corporation.

a)                   MassMutual International Holding MSC, Inc. (January 31, 2001), a Massachusetts corporation.

b)                   MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

2.                   MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) (owned 99.61% by MM Investment Holding and 0.39% by C.M. Life Insurance Company).

a)                   MMAF Equipment Finance LLC 2017-B (October 30, 2017), a Delaware limited liability company.

b)                   MMAF Equipment Finance LLC 2019-A (February 20, 2019), a Delaware limited liability company.

c)                   MMAF Equipment Finance LLC 2019-B (August 23, 2019), a Delaware limited liability company.

d)                   MMAF Equipment Finance LLC 2020-A (May 27, 2020), a Delaware limited liability company.

e)                   MMAF Equipment Finance LLC 2020-B (August 24, 2020), a Delaware limited liability company.

f)                    MMAF Equipment Finance LLC 2021-A (April 12, 2021), a Delaware limited liability company.

g)                   MMAF Equipment Finance LLC 2022-A (February 24, 2022), a Delaware limited liability company.

h)                   MMAF Equipment Finance LLC 2022-B (September 26, 2022), a Delaware limited liability company.

i)                    MMAF Equipment Finance LLC 2023-A (June 14, 2023), a Delaware limited liability company.

j)                    MMAF Equipment Finance LLC 2024-A (November 28, 2023), a Delaware limited liability company.

k)                   Barings Equipment Finance LLC 2025-A (December 30, 2024), a Delaware limited liability company.

3.                   MMIH Bond Holdings LLC (November 28, 2022), a Delaware limited liability company.

BB.              MML CM LLC (November 10, 2020), a Delaware limited liability company.

1.                   Blueprint Income LLC (May 4, 2016), a New York limited liability company.

2.                   Flourish Holding Company LLC (February 14, 2022), a Delaware limited liability company.

a)                   Flourish Insurance Agency LLC (February 18, 2022), a Delaware limited liability company.

b)                   Flourish Financial LLC (November 3, 2017), a Delaware limited liability company.

c)                   Flourish Technologies LLC (May 11, 2021), a Delaware limited liability company.

d)                   Flourish Digital Assets LLC (May 11, 2021), a Delaware limited liability company.

e)                   SoraFinance, Inc. (November 8, 2021), a Delaware corporation.

CC.              Glidepath Holdings Inc. (February 4, 2021), a Delaware corporation.

1.                   MassMutual Ascend Life Insurance Company (December 29, 1961), an Ohio corporation.

a)                   Annuity Investors Life Insurance Company (November 13, 1981), an Ohio corporation.

b)                   MM Ascend Life Investor Services, LLC (formerly Great American Advisors, LLC) (December 10, 1993), an Ohio corporation.

c)                   MM Ascend Mortgage Lending LLC (March 17, 2023), a Delaware limited liability company.

d)                   MM Vine Street LLC (September 26, 2024), a Delaware limited liability company

e)                   Counterpointe – Ascend Mortgage Lending LLC (February 20, 2025), a Delaware limited liability company.

f)                    Manhattan National Holding Corporation (August 27, 2008), an Ohio corporation.

i)                    Manhattan National Life Insurance Company (May 21, 2014), an Ohio corporation.

DD.             MM/Barings Multifamily TEBS 2020 LLC (April 2, 2020) a Delaware limited liability company that engages in bond and mortgage loan securitization transactions.

EE.              MassMutual Ventures Europe/APAC I GP, LLC (September 28, 2022), a Delaware limited liability company.

1.                   MassMutual Ventures Europe/APAC I GP, L.P. (October 21, 2022), a Cayman Islands exempted limited partnership.

a)                   MassMutual Ventures Europe/APAC I, L.P. (October 21, 2022), a Cayman Islands exempted limited partnership.

i)                    MassMutual Ventures Southeast Asia III LLC (January 3, 2022), a Delaware limited liability company.

(a)                 MMV Digital I LLC (May 18, 2022)), a Cayman Islands company.

FF.               MassMutual Ventures US IV GP, LLC (September 28, 2022), a Delaware limited liability company.

1.                   MassMutual Ventures US IV, L.P. (September 28, 2022), a Delaware limited partnership.

a)                   MassMutual Ventures US IV LLC (December 8, 2021), a Delaware limited liability company that will hold investments.

GG.             MM Direct Private Investments Holding LLC (September 16, 2021), a Delaware limited liability company that acts act as a holding company.

1.                   MM Direct Private Investments UK Limited (September 27, 2021), a UK private limited company.

HH.             DPI-ACRES Capital LLC (September 16, 2022), a Delaware limited liability company.

II.                  MMV CTF I GP, LLC (January 30, 2023), a Delaware limited liability company.

1.                   MassMutual Ventures Climate Technology Fund I LP (January 30, 2023) a Delaware fund.

JJ.                 DPI-ARES Mortgage Lending LLC (July 5, 2023) a Delaware limited liability company.

KK.             Counterpointe Sustainable Advisors LLC (April 4, 2023), a Delaware limited liability company. MassMutual has a 80.25% ownership interest in this company.

1.                   CSA Incentive Holdco LLC (April 6, 2023), a Delaware limited liability company.

2.                   CSA Intermediate Holdco LLC (April 4, 2023), a Delaware limited liability company.

a)                   Counterpointe Trust Services LLC (October 14, 2020), a Delaware limited liability company.

b)                   CP PACE LLC (October 14, 2020), Delaware limited liability company.

i)                    Counterpointe Titling Trust (November 6, 2020), a Delaware statutory trust.

c)                   Counterpointe Energy Solutions II LLC (April 6, 2023), a Delaware limited liability company.

i)                    Counterpointe Energy Solutions (CA) II LLC (April 6, 2023), a Delaware limited liability company.

ii)                  Counterpointe Energy Solutions (IL) LLC (July 16, 2018), a Delaware limited liability company.

(a)                 Loop-Counterpointe PACE LLC (July 16, 2018), a Delaware limited liability company.

iii)                Counterpointe Energy Solutions (FL) II LLC (October 2, 2023), a Delaware limited liability company.

d)                   CSA Employee Services Company LLC (April 6, 2023), a Delaware limited liability company.

e)                   Counterpointe Sustainable Real Estate II LLC (April 6, 2023), a Delaware limited liability company.

f)                    Counterpointe Energy Services LLC (March 17, 2015), a Delaware limited liability company.

g)                   Counterpointe Investment Management LLC (October 10, 2024), a Delaware limited liability company.

LL.              Stillings Street LLC (September 25, 2024), a Delaware limited liability company.

MM.           Eclipse Business Capital LLC (October 22, 2015) a Delaware limited liability company.

NN.             Counterpointe – MM Mortgage Lending LLC (February 20, 2025), a Delaware limited liability company

OO.             LNL MM, LLC (February 19, 2025), a Delaware limited liability company.

PP.               CapSec LLC (June 25, 2025), a Delaware limited liability company.

QQ.             LNL MM 2, LLC (May 8, 2025), a Delaware limited liability company.

RR.              Port 51 Lending Holdings LLC (June 8, 2022), a Delaware limited liability company

1.                   Port 51 Lending LLC (January 2, 2018), a Delaware limited liability company.

2.                   Port 51 Commercial LLC (July 8, 2025) a Delaware limited liability company.

The following are investment-related special purpose entities of Barings LLC (“Barings”). All are 100% owned unless otherwise specified.

ALAND ROYALTY GP, LLC

Delaware - 6887128

ALASKA FUTURE FUND GP, LLC

Delaware – 7621080

BAI FUNDS SLP, LLC

Delaware – 7056431

BAI GP, LLC

Delaware – 6972999

BARINGS ACTIVE PASSIVE EQUITY DIRECT EAFE LLC

Delaware – 678445

BARINGS ASSET-BASED INCOME FUND (US) GP, LLC

Delaware, U.S.A. – 6399905

61.02% owned by Barings LLC

BARINGS CAPITAL SOLUTIONS PERPETUAL FUND (DE), L.P.

Delaware, U.S.A. – 7354538

32.63% owned by Barings LLC

BARINGS CENTRE STREET CLO EQUITY PARTNERSHIP GP, LLC

Delaware, U.S.A. – 67009373

BARINGS CLO INVESTMENT PARTNERS GP, LLC

Delaware, U.S.A. – 5895167

BARINGS CORE PROPERTY FUND GP LLC

Delaware, U.S.A. – 4219093

BARINGS DIRECT LENDING GP LTD.

Cayman Islands - WC-331849

BARINGS DIRECT INVESTMENTS LLC

Delaware, U.S.A. – 4296453

BARINGS DIVERSIFIED RESIDENTIAL FUND GP LLC

Delaware, U.S.A. – 3574626

BARINGS EMERGING GENERATION FUND GP, LLC

Delaware, U.S.A. – 7715719

50% owned by Barings LLC

BARINGS EMERGING GENERATION FUND II GP, LLC

Delaware, U.S.A. – 6638604

BARINGS EMERGING MARKETS BLENDED FUND I GP, LLC

Delaware, U.S.A. – 6229845

BARINGS ERS PE EMERGING MANAGER III GP, LLC

Delaware, U.S.A. – 7443853

BARINGS FC III LLC

Delaware, U.S.A. – 3467267

BARINGS GLOBAL ENERGY INFRASTRUCTURE ADVISERS LLC

Delaware, U.S.A. –6187863

BARINGS GLOBAL INVESTMENT FUNDS (U.S.) MANAGEMENT, LLC

Delaware, U.S.A. – 4864959

BARINGS GLOBAL SPECIAL SITUATIONS CREDIT FUND 4 GP, LLC

Delaware, U.S.A. – 3075964

BARINGS GLOBAL REAL ASSETS FUND GP, LLC

Delaware, U.S.A. – 6662271

55.5% owned by Barings LLC

BARINGS GPSF LLC

Delaware, U.S.A. – 3022744

BARINGS HOTEL OPPORTUNITY VENTURE I GP, LLC

Delaware, U.S.A. – 5939453

50% owned by Barings LLC

BARINGS INFINITI FUND MANAGEMENT LLC

Delaware, U.S.A. – 7140111

BARING INVESTMENT SERIES, LLC

Delaware, U.S.A. – 4057176

BARINGS NEW JERSEY EMERGING MANAGER PROGRAM GP, LLC

Delaware, U.S.A. – 7175727

BARINGS NORTH AMERICAN PRIVATE LOAN FUND MANAGEMENT, LLC

Delaware, U.S.A. – 6131639

BARINGS NORTH AMERICAN PRIVATE LOAN FUND II MANAGEMENT, LLC

Delaware, U.S.A. – 7868270

BARINGS NORTH AMERICAN PRIVATE LOAN FUND III MANAGEMENT, LLC

Delaware, U.S.A. – 6640173

BARINGS REAL ESTATE EUROPEAN VALUE ADD FUND II FEEDER LLC

Cayman Islands – MC-3557

BARINGS SBIC II GP, LLC

Delaware, U.S.A. – 4948134

BARINGS SEM GP LLC

Delaware, U.S.A. – 4639492

BARINGS SMALL BUSINESS FUND LLC

Delaware, U.S.A. – 7875829

54.25% owned by Barings LLC

BARINGS TYIDF2 RATED FEEDER GP LLC

Delaware, U.S.A. – 7493145

BARINGS TYIDF2 RATED FEEDER, L.P.

Delaware, U.S.A. – 7493155

BARINGS – MM REVOLVER FUND GP LLC

Delaware, U.S.A. – 6354426

BCLF GP LLC

Delaware, U.S.A. – 2551895

BDAE PRIVATE FUND GP LLC

Delaware, U.S.A. – 10101040

BDAE PRIVATE FUND, LP

Delaware, U.S.A. – 10101046

BENTON STREET ADVISORS, INC.

Cayman Islands – MC-186805

BHOVI INCENTIVE LLC

Delaware, U.S.A. – 6268804

50% owned by Barings LLC

BIG REAL ESTATE INCENTIVE I LLC

Delaware, U.S.A. – 6778920

50% owned by Barings LLC

BIG REAL ESTATE INCENTIVE II LLC

Delaware, U.S.A. – 6778922

50% owned by Barings LLC

BMT RE DEBT FUND GP LLC

Delaware, U.S.A. – 6965646

BRECS VII GP LLC

Delaware, U.S.A. – 61147

BREDIF GP LLC

Delaware, U.S.A. – 3853440

CPF SPRINGING MEMBER, LLC

Delaware, U.S.A. – 3873032

CREA-MA REORGANIZATION TRUST

Delaware, U.S.A. – 000933540

CREF X GP LLC

Delaware, U.S.A. – 5516583

GREAT LAKES III GP, LLC

Delaware, U.S.A. – 5254174

LAKE JACKSON LLC

Delaware, U.S.A. – 6339374

MEZZCO AUSTRALIA II LLC

Delaware, U.S.A. – 5346304

MEZZCO III LLC

Delaware, U.S.A. – 4557758

50% owned by Barings LLC

MEZZCO IV LLC

Delaware, U.S.A. – No number available

RECSA-NY GP LLC

Delaware, U.S.A. – 6101306

TERRAPIN MIDDLE MARKET INFRASTRUCTURE FUND, L.P.

Delaware, U.S.A. – 3903667

The following are subsidiary companies of MassMutual. The ownership interest is 20% or more. The ownership interest is MassMutual’s unless otherwise shown.

40 EXCHANGE MM MEMBER LLC

Ownership – 100%

100 W. 3RD STREET LLC

Ownership – 100%

12-18 WEST 55TH STREET PREDEVELOPMENT, LLC

Ownership – 90.20%

21 WEST 86TH LLC

Ownership – 96.24%

2160 GRAND MANAGER LLC

Ownership – 100%

300 SOUTH TRYON HOTEL LLC

Ownership – 100%

300 SOUTH TRYON LLC

Ownership – 100%

50 LIBERTY LLC

Ownership – 65.00%

5301 WISCONSIN AVENUE ASSOCIATES, LLC

Ownership – 99.00%

5301 WISCONSIN AVENUE GP, LLC

Ownership – 100%

ALAND ROYALTY HOLDINGS LP

Ownership – 26.69%

BARINGS AFFORDABLE HOUSING MORTGAGE FUND I LLC

Ownership – 100%

BARINGS AFFORDABLE HOUSING MORTGAGE FUND II LLC

Ownership – 100%

BARINGS AFFORDABLE HOUSING MORTGAGE FUND III LLC

Ownership – 100%

BARINGS CAPITAL SOLUTIONS PERPETUAL FUND (CA), L.P.

Ownership – 39.02%

BARINGS CONSTRUCTION LENDING FUND LP

Ownership – 74.16% MassMutual, 25.84% Third Party

BARINGS DIVERSIFIED RESIDENTIAL FUND LP

Ownership – 100%

BARINGS EMERGING GENERATION FUND II LP

Ownership – 27.13%

BARINGS EMERGING GENERATION FUND, LP

Ownership – 67.74%

BARINGS GLOBAL ENERGY INFRASTRUCTURE FUND I LP

Ownership – 99.24%

BARINGS GLOBAL REAL ASSETS FUND, LP

Ownership – 26.14%%%

BARINGS HOTEL OPPORTUNITY VENTURE I LP

Ownership – 50.00%

BARINGS MILLER INVESTMENT TRUST

Ownership – 57.33% MassMutual, 9.33% MM Ascend

BARINGS REAL ESTATE DEBT INCOME FUND LP

Ownership – 100%

BARINGS REAL ESTATE EUROPEAN VALUE ADD I SCSP

Ownership – 49.99%

BARINGS SMALL BUSINESS FUND, L.P.

Ownership – 33.60%

BARINGS U.S. HIGH YIELD FUND

Ownership – 33.09%

BARINGS-MM REVOLVER FUND LP

Ownership – 86.00%

BRAVA5 MALIC INVESTOR LLC

Ownership – 100% MM Ascend

BRAVA5 MM INVESTOR LLC

Ownership – 100%

CHASSIS ACQUISITION HOLDING LLC

Ownership – 30% (MassMutual Holding LLC)

CORNBROOK PRS HOLDINGS LLC

Ownership – 100%

CORNERSTONE FORT PIERCE DEVELOPMENT, LLC

Ownership – 90.00%

CORNERSTONE PERMANENT MORTGAGE FUND II LLC

Ownership – 100%

CORNERSTONE PERMANENT MORTGAGE FUND III LLC

Ownership – 100%

CORNERSTONE PERMANENT MORTGAGE FUND IV LLC

Ownership – 100%

CORNERSTONE PERMANENT MORTGAGE FUND LLC

Ownership – 100%

CRA AIRCRAFT HOLDING LLC

Ownership – 40.00%

RIDGE APARTMENTS, LLC

Ownership – 100%

CREA/PPC VENTURE, LLC

Ownership – 100%

CREA/WINDSTAR DUBLIN PLEASANTON, LLC

Ownership – 92.00%

E2E AFFORDABLE HOUSING DEBT FUND LLC

Ownership – 100%

EIP HOLDINGS I, LLC

Ownership – 28.96%

EURO REAL ESTATE HOLDINGS LLC

Ownership – 100%

FAN PIER DEVELOPMENT LLC

Ownership – 90.00%

GIA EU HOLDINGS LLC

Ownership – 100%

HB NAPLES GOLF OWNER LLC

Ownership – 100% (MassMutual Holding LLC)

LANDMARK MANCHESTER HOLDINGS LLC

Ownership – 100%

LONDON OFFICE JV HOLDINGS LLC

Ownership – 100%

MALIC AUSTRALIA BSOT LLC

Ownership – 100%

MALIC DEBT PARTICIPATIONS LLC

Ownership – 100% (MM Ascend)

MARCO HOTEL LLC

Ownership – 100% (MassMutual Holding LLC)

MIAMI DOUGLAS ONE GP LLC

Ownership – 100%

MIAMI DOUGLAS THREE MM, LLC

Ownership – 100%

MIAMI DOUGLAS TWO GP LLC

Ownership – 100%

MIAMI DOUGLAS TWO LP

Ownership – 89.99%

MM 340 MADISON MEMBER LLC

Ownership – 100%

MM 1370 AVE OF AM LLC

Ownership – 100%

MM 1400 E 4TH STREET MEMBER LLC

Ownership – 100%

MM 425 MONTGOMERY MEMBER LLC

Ownership – 100%

MM 550 CORPORATE MEMBER LLC

Ownership – 100%

MM BIG PENINSULA CO-INVEST MEMBER LLC

Ownership – 27.20%

MM BROOKHAVEN MEMBER LLC

Ownership – 100%

MM CENTURY SQUARE MEMBER LLC

Ownership – 100%

MM DEBT PARTICIPATIONS LLC

Ownership – 100%

MM DEN PAV MEMBER LLC

Ownership – 100%

MM EAST SOUTH CROSSING MEMBER LLC

Ownership – 100%

MM HORIZON SAVANNAH MEMBER LLC

Ownership – 100%

MM HORIZON SAVANNAH MEMBER II LLC

Ownership – 100%

MM HORIZON SAVANNAH MEMBER III LLC

Ownership – 100%

MM IRONHEAD COMMERCE CENTER MEMBER LLC

Ownership – 100%

MM KANNAPOLIS INDUSTRIAL MEMBER LLC

Ownership – 100%

MM LIBERTY CENTRE MEMBER LLC

Ownership – 100%

MM MD2 STATION MEMBER LLC

Ownership – 100%

MM NATIONAL SELF-STORAGE PROGRAM MEMBER LLC

Ownership – 100%

MM NATIONAL SELF-STORAGE PROGRAM MEMBER II LLC

Ownership – 100%

MM REED DISTRICT LANDCO MEMBER LLC

Ownership – 100%

MM SEDONA VORTEX INVESTOR LLC

Ownership – 100%

MM SPEEDWAY EL PASO MEMBER LLC

Ownership – 100%

MM SPEEDWAY EL PASO MEMBER II LLC

Ownership – 100%

MM SUBLINE BORROWER LLC

Ownership – 100%

MM THE GILMAN MEMBER LLC

Ownership – 100%

MM TOKYO BTR1 LLC

Ownership – 70% MassMutual, 30% MM Ascend

MMLIC AUSTRALIA BAST LLC

Ownership – 100%

MMLIC AUSTRALIA BSOT LLC

Ownership – 100%

PACO FRANCE LOGISTICS LLC

Ownership – 100%

RB APARTMENTS LLC

Ownership – 100% (MassMutual Holding LLC)

RED LAKE VENTURES, LLC

Ownership – 31.52%

RIVERWALK MM MEMBER, LLC

Ownership – 100%

SBNP SIA III LLC

Ownership – 99.00%

SBNP SIA IV LLC

Ownership – 99.00%

STOA HOLDING LLC

Ownership – 100%

TEN FAN PIER BOULEVARD LLC

Ownership – 100%

THREE PW OFFICE HOLDING LLC

Ownership – 95.00%

TRAILSIDE MM MEMBER II LLC

Ownership – 100%

TRAILSIDE MM MEMBER LLC

Ownership – 100%

UNNA, DORTMUND HOLDING LLC

Ownership – 100%

VALIDUS HOLDING COMPANY LLC

Ownership – 40.44%

VGS ACQUISITION HOLDING, LLC

Ownership – 33.33% (MassMutual Holding LLC)

WASHINGTON GATEWAY APARTMENTS VENTURE LLC

Ownership – 95.80%

WASHINGTON GATEWAY THREE LLC

Ownership – 95.00%

WASHINGTON GATEWAY TWO HOLDINGS LLC

Ownership – 95.00%

WEST 37TH STREET HOTEL LLC

Ownership – 93.75%

WEST 46TH STREET HOTEL LLC

Ownership – 100%

The following are collateralized loan obligation vehicles of Apex Credit Holdings LLC.

JFIN CLO 2012 LTD.

A Cayman Islands collateralized loan obligation vehicle senior secured term loans.  Apex Credit Holdings LLC owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2013 LTD.

A Cayman Islands collateralized loan obligation vehicle senior secured term loans.  Apex Credit Holdings LLC owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2014 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  Apex Credit Holdings LLC owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2014-II LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  Apex Credit Holdings LLC owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2015 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  The CLO is managed by Apex Credit Partners LLC, with Apex Credit Holdings LLC owning 100% of the subordinated notes of the CLO.

JFIN CLO 2015-II LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. Apex Credit Holdings LLC owns 85% of this company.

JFIN CLO 2016 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. The CLO is managed by Apex Credit Partners LLC, with Apex Credit Holdings LLC owning 100% of the subordinated notes of the CLO.

JFIN CLO 2017 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. The CLO is managed by Apex Credit Partners LLC, with Apex Credit Holdings LLC owning 100% of the subordinated notes of the CLO.

JFIN CLO 2017-II LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. The CLO is managed by Apex Credit Partners LLC, with Apex Credit Holdings LLC owning 100% of the subordinated notes of the CLO.

The following are collateralized loan obligation vehicles of Jefferies Finance LLC.

APEX CREDIT CLO 2024-I LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans.  Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2017 Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans.  Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.

JFIN REVOLVER 2017-III Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans.  Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2018 Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans.  The CLO is managed by Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2019 LTD.

A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans.  Jefferies Finance LLC owns 100% of the subordinated notes of the CLO .

JFIN REVOLVER CLO 2019-II LTD.

A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans.  Jefferies Finance LLC owns 100% of the subordinated notes of the CLO .

JFIN REVOLVER CLO 2020 LTD.

A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans.  Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.

JFIN Revolver CLO 2021-II Ltd.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN Revolver CLO 2021-V Ltd.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER CLO 2022-II LTD.

A Cayman Islands company that invests in revolving credit loans. Jefferies Finance LLC owns 100%

JFIN REVOLVER CLO 2022-III LTD.

A Cayman Islands company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER CLO 2022-IV LLC

A Cayman Islands company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER CLO 2022-IV LTD.

A Cayman Islands company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER CLO 2024-I LTD.

A Cayman Islands company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER CLO 2025-I LTD.

A Cayman Islands company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER FUND, L.P.

A Delaware limited partnership formed to hold investments in revolving credit loans originated by Jefferies Finance LLC. MassMutual ownership is 57.95%

JFIN REVOLVER FUNDING 2021 LTD.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER FUNDING 2021-III LTD.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER FUNDING 2021-IV LTD.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER FUNDING 2022-I LTD.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

The following are portfolio companies in which Jefferies Finance LLC, together with its subsidiaries, own at least 25% of the equity interests. The ownership percentage is indicated.

CUSTOM ECOLOGY HOLDCO, LLC

100% owned by Jefferies Finance LLC

TOMORROW PARENT, LLC

42.40% owned by Jefferies Finance LLC

The following are investment-related special purpose entities of Baring Asset Management Limited.

BARINGS CORE FUND FEEDER I GP S.À.R.L.

Luxembourg – No number available

This company is wholly owned by Baring Asset Management Limited.

BARINGS EUROPEAN DIRECT LENDING 1GP LLP

England & Wales – OC398370

A limited liability partnership organized under the laws of England and Wales.

(99.9% owned by Barings Global Advisors Limited and 0.1% owned by Barings Asset Management Limited.)

BARINGS GPC GP S.À.R.L.

Luxembourg – No number available

A Luxembourg company that acts as the general partner to Barings Global Credit Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.

BARINGS INVESTMENT FUND (LUX) GP S.À.R.L.

Luxembourg – No number available

A Luxembourg company that acts as the general partner to Barings Investment Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.

BARINGS UMBRELLA FUND (LUX) GP S.À.R.L.

Luxembourg – No number available

A Luxembourg company that acts as the general partner to Barings Investment Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.

PREIF HOLDINGS LIMITED PARTNERSHIP

United Kingdom – No number available

This company is wholly owned by Baring Asset Management Limited.

The following is an investment-related special purpose entity of Baring Fund Managers Limited.

BCGSS 2 GP LLP

England & Wales – OC394864

This entity is 99.9% owned by Baring Fund Managers Limited and 0.1% owned by Barings Asset Management Limited.

MassMutual or its subsidiaries own a significant minority stake in the companies listed below.

AMHERST LONG TERM OWNER HOLDINGS, LLC

Delaware, U.S.A – 4439028

MassMutual’s interest is 24.5%

BEAUTY BRANDS ACQUISITION LLC

Delaware, U.S.A. – 7164322

MassMutual’s ownership interest is 32.63%

CRANE VENTURE PARTNERS LLP

United Kingdom – No number available.

MassMutual Ventures Holding LLC’s interest is 33%

ENROLL CONFIDENTLY, INC.

Delaware – 7051382

MassMutual’s interest is 25%

LOW CARBON ENERGY HOLDING

United Kingdom – No number available at this time.

MassMutual’s interest is 49%

MARTELLO RE FEEDER LP

Delaware – 3119360

MassMutual Holding LLC’s interest is 58.05%

MARTELLO RE LP

Delaware - 6009011

MassMutual Holding LLC has an indirect ownership of 26.20% via Martello Re Feeder LP

ROTHESAY LIMITED (FORMERLY KNOWN AS ROTHESAY HOLDCO UK LIMITED)

England & Wales – 08668809.

MM Rothesay Holdco LLC’s interest is 47.6%.

YUNFENG FINANCIAL GROUP LIMITED

Hong Kong – No number available.

MassMutual International LLC’s ownership interest is 24.9%.

MassMutual has a 47.6% ownership interest in Rothesay Limited (through MM Rothesay Holdco US LLC). The following companies are affiliated with Rothesay Limited.

LT MORTGAGE FINANCING LIMITED

England & Wales – 09444756

ROTHESAY ASSET MANAGEMENT AUSTRALIA PTY LTD

New South Wales, Australia

ROTHESAY ASSET MANAGEMENT UK LIMITED

England & Wales – 10985333

ROTHESAY ASSET MANAGEMENT NORTH AMERICA LLC

Delaware, U.S.A. – 6570152

ROTHESAY FOUNDATION

England & Wales – 12263987

ROTHESAY LIFE PLC

England & Wales – 06127279

ROTHESAY MA NO. 1 LIMITED

England & Wales – 11641166

ROTHESAY MA NO. 3 LIMITED

England & Wales – 12300383

ROTHESAY MA NO. 4 LIMITED

England & Wales – 12300511

ROTHESAY MORTGAGES LIMITED

England & Wales - 11877651

ROTHESAY PENSIONS MANAGEMENT LIMITED

England & Wales – 06195160

ROTHESAY PROPERTY PARTNERSHIP 1 LLP

England & Wales – OC436469

MassMutual has a 32.63% ownership interest in Beauty Brands Acquisition LLC. The following companies are affiliated with Beauty Brands Acquisition LLC.

BEAUTY BRANDS ACQUISITION INTERMEDIATE LLC

Delaware, U.S.A. – 7164303

FORMA BRANDS, LLC

Delaware, U.S.A. – 7164339

II.	REGISTERED INVESTMENT COMPANY AFFILIATES: Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.
a.	MassMutual Select Funds, a Massachusetts business trust that operates as a management investment company.
b.	MassMutual Premier Funds, a Massachusetts business trust that operates as a management investment company.
c.	MassMutual Advantage Funds, a Massachusetts business trust that operates as a management investment company.
d.	MML Series Investment Fund, a Massachusetts business trust that operates as a management investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.
e.	MML Series Investment Fund II, a Massachusetts business trust that operates as a management investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.
f.	Barings Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.
g.	Barings Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.
h.	Barings Global Short Duration High Yield Fund, a Massachusetts business trust which operates as a closed-end investment company.
i.	Barings BDC, Inc., a Maryland publicly-traded, externally managed business development company.

Item 30.       Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 31.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this Contract. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Vaughn Bowman	Director, Chairman of the Board, Chief Executive Officer, and President	(*)
John Vaccaro	Director and Chairman Emeritus	(*)
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana	Director	(*)
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Joseph Mallee	Director, Agency Field Force Supervisor and Vice President	(*)
David Mink	Vice President and Chief Operations Officer	(*)
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
Courtney Reid	Chief Compliance Officer	(*)
James P. Puhala	Deputy Chief Compliance Officer	(*)
Michael Gilliland	Deputy Chief Compliance Officer	(*)
Thomas Bauer	Chief Technology Officer	(*)
Anthony Frogameni	Chief Privacy Officer	(*)
Linda Bestepe	Vice President	(*)
Brian Foley	Vice President	10 Fan Pier Boulevard Boston, MA 02210
James Langham	Vice President	(*)
Michael Thomas	Vice President	2 Park Ave. New York, NY 10016
Daken Vanderburg	Vice President	(*)
Mary B. Wilkinson	Vice President	10 Fan Pier Boulevard Boston, MA 02210
George Randall	Field Risk Officer	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Kevin Lacomb	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Tricia Cohen	Continuing Education Officer	(*)
Mario Morton	Registration Manager	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
John Rogan	Regional Vice President	(*)
Tanya Wilber	Regional Vice President	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Dominic Blue	Director and Chairman of the Board	(*)
Matthew DiGangi	Director, Chief Executive Officer, and President	(*)
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
James P. Puhala	Vice President and Chief Compliance Officer	(*)
Vincent Baggetta	Chief Risk Officer	(*)
Paul LaPiana	Vice President	(*)
Delphine Soucie	Vice President	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Mario Morton	Registration Manager	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

(c)

Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registered Separate Account during the Registered Separate Account’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 32.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registered Separate Account through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001.

Item  33.        Management Services

Not Applicable.

Item 34.        Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the MassMutual EnvisionSM (“Envision”) contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and the State of North Carolina on this 4th day of September, 2025.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registered Separate Account)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Insurance Company)

By	ROGER W. CRANDALL*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL * Roger W. Crandall	Director and Chief Executive Officer (principal executive officer)	September 4, 2025
MARY JANE FORTIN * Mary Jane Fortin	Chief Financial Officer (principal financial officer)	September 4, 2025
GREGORY GIARDIELLO * Gregory Giardiello	Corporate Controller (principal accounting officer)	September 4, 2025
KATHLEEN A. CORBET * Kathleen A. Corbet	Director	September 4, 2025
JAMES H. DEGRAFFENREIDT, JR. * James H. DeGraffenreidt, Jr.	Director	September 4, 2025
ISABELLA D. GOREN * Isabella D. Goren	Director	September 4, 2025
BERNARD A. HARRIS, JR. * Bernard A. Harris, Jr.	Director	September 4, 2025
MICHELLE K. LEE * Michelle K. Lee	Director	September 4, 2025
JEFFREY M. LEIDEN * Jeffrey M. Leiden	Director	September 4, 2025
DAVID H. LONG * David H. Long	Director	September 4, 2025
LAURA J. SEN * Laura J. Sen	Director	September 4, 2025
WILLIAM T. SPITZ * William T. Spitz	Director	September 4, 2025
AMY M. STEPNOWSKI * Amy M. Stepnowski	Director	September 4, 2025
H. TODD STITZER * H. Todd Stitzer	Director	September 4, 2025
/s/ GARY F. MURTAGH * Gary F. Murtagh Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 27.	Exhibit (o)	i.	Initial Summary Prospectus
Item 27.	Exhibit (p)	ii.	Power of Attorney for:
Gregory Giardiello
David H. Long